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Bringing you a world of opportunity...

                                         FORTIS SERIES FUND, INC.
                                         SEMIANNUAL REPORT
                                         JUNE 30, 1998

                                         FORTIS FINANCIAL GROUP

FORTIS SERIES FUND, INC.
SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------

 HIGHLIGHTS

                                                        U.S.                                                  GLOBAL
                                           MONEY     GOVERNMENT   DIVERSIFIED     GLOBAL         HIGH         ASSET        ASSET
                                           MARKET    SECURITIES     INCOME         BOND          YIELD      ALLOCATION   ALLOCATION
                                           SERIES      SERIES       SERIES        SERIES        SERIES        SERIES       SERIES
                                          --------   ----------   -----------   -----------   -----------   ----------   ----------
FOR THE SIX-MONTH PERIOD
  ENDED JUNE 30, 1999:
NET ASSET VALUE PER SHARE:
  Beginning of period...................  $11.06       $10.93       $11.91        $11.56         $9.91        $14.32       $21.09
  End of period.........................  $11.32       $10.69       $11.70        $10.56         $9.87        $14.16       $22.25
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/Masters
    Variable Annuity....................   +1.62%       -2.81%       -2.49%        -9.30%        -0.98%        -1.77%       +4.78%
  Harmony Investment Life...............   +1.93%       -2.51%       -2.19%        -9.03%        -0.69%        -1.48%       +5.09%
  Wall Street Series 220/500............   +1.71%       -2.72%       -2.40%        -9.22%        -0.89%        -1.69%       +4.88%
  Wall Street Series Survivor...........   +1.62%       -2.81%       -2.49%        -9.30%        -0.98%        -1.77%       +4.78%
  Empower Variable Annuity..............   +1.67%       -2.76%       -2.44%        -9.26%        -0.93%        -1.72%       +4.83%
  Wall Street Series*...................   +0.73%       -1.42%       -1.98%        -3.47%        -2.76%        -0.87%        0.00%


                                                  GROWTH &
                                          VALUE    INCOME
                                          SERIES   SERIES
                                          ------  --------
FOR THE SIX-MONTH PERIOD
  ENDED JUNE 30, 1999:
NET ASSET VALUE PER SHARE:
  Beginning of period...................  $14.38   $21.23
  End of period.........................  $15.89   $22.88
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/Masters
    Variable Annuity....................   +9.78%   +7.09%
  Harmony Investment Life...............  +10.11%   +7.41%
  Wall Street Series 220/500............   +9.88%   +7.18%
  Wall Street Series Survivor...........   +9.78%   +7.09%
  Empower Variable Annuity..............   +9.83%   +7.14%
  Wall Street Series*...................   -0.44%   -0.09%

                                             S&P      BLUE CHIP   INTERNATIONAL   MID CAP   SMALL CAP    GLOBAL     LARGE CAP
                                          500 INDEX     STOCK         STOCK        STOCK      VALUE      GROWTH      GROWTH
                                           SERIES      SERIES        SERIES       SERIES     SERIES      SERIES      SERIES
                                          ---------   ---------   -------------   -------   ---------   ---------   ---------
FOR THE SIX-MONTH PERIOD
  ENDED JUNE 30, 1999:
NET ASSET VALUE PER SHARE:
  Beginning of period...................   $18.83      $18.58        $14.48       $ 9.64     $ 9.28     $ 22.57      $12.04
  End of period.........................   $21.10      $20.40        $15.29       $10.03     $10.79     $ 24.90      $13.78
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/ Masters
    Variable Annuity....................   +11.29%      +9.07%        +4.84%       +3.42%    +15.53%      +9.61%     +13.66%
  Harmony Investment Life...............   +11.62%      +9.39%        +5.15%       +3.73%    +15.88%      +9.94%     +14.00%
  Wall Street Series 220/500............   +11.39%      +9.16%        +4.93%       +3.51%    +15.64%      +9.71%     +13.76%
  Wall Street Series Survivor...........   +11.29%      +9.07%        +4.84%       +3.42%    +15.53%      +9.61%     +13.66%
  Empower Variable Annuity..............   +11.34%      +9.12%        +4.89%       +3.47%    +15.59%      +9.67%     +13.72%
  Wall Street Series*...................    +1.50%      +1.98%        +0.28%       +4.75%     +7.90%      +6.17%      +3.81%

                                           GROWTH     AGGRESSIVE
                                            STOCK       GROWTH
                                           SERIES       SERIES
                                          ---------   ----------
FOR THE SIX-MONTH PERIOD
  ENDED JUNE 30, 1999:
NET ASSET VALUE PER SHARE:
  Beginning of period...................   $41.09       $16.70
  End of period.........................   $43.23       $20.01
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/ Masters
    Variable Annuity....................    +4.51%      +19.01%
  Harmony Investment Life...............    +4.82%      +19.36%
  Wall Street Series 220/500............    +4.60%      +19.11%
  Wall Street Series Survivor...........    +4.51%      +19.01%
  Empower Variable Annuity..............    +4.56%      +19.07%
  Wall Street Series*...................    +3.90%      +13.66%

--------------------------------------------------------------------------------

 OPERATING EXPENSES:**

                                                      U.S.                                        GLOBAL
                                          MONEY    GOVERNMENT   DIVERSIFIED   GLOBAL    HIGH      ASSET        ASSET
                                          MARKET   SECURITIES     INCOME       BOND    YIELD    ALLOCATION   ALLOCATION   VALUE
                                          SERIES     SERIES       SERIES      SERIES   SERIES     SERIES       SERIES     SERIES
                                          ------   ----------   -----------   ------   ------   ----------   ----------   ------
FOR THE SIX-MONTH PERIOD
   ENDED JUNE 30, 1999:
Investment Advisory and
   Management Fee.......................   .30%       .47%         .47%        .75%     .50%       .90%         .47%       .70%
Other Expenses..........................   .04%       .05%         .06%        .14%     .06%       .10%         .04%       .06%
                                          ------      ---          ---        ------   ------    -----          ---       ------
TOTAL FORTIS SERIES OPERATING EXPENSES..   .34%       .52%         .53%        .89%     .56%      1.00%         .51%       .76%
                                          ------      ---          ---        ------   ------    -----          ---       ------


                                          GROWTH &
                                           INCOME
                                           SERIES
                                          --------
FOR THE SIX-MONTH PERIOD
   ENDED JUNE 30, 1999:
Investment Advisory and
   Management Fee.......................    .63%
Other Expenses..........................    .05%
                                            ---
TOTAL FORTIS SERIES OPERATING EXPENSES..    .68%
                                            ---

                                             S&P      BLUE CHIP   INTERNATIONAL   MID CAP   SMALL CAP   GLOBAL   LARGE CAP   GROWTH
                                          500 INDEX     STOCK         STOCK        STOCK      VALUE     GROWTH    GROWTH     STOCK
                                           SERIES      SERIES        SERIES       SERIES     SERIES     SERIES    SERIES     SERIES
                                          ---------   ---------   -------------   -------   ---------   ------   ---------   ------
FOR THE SIX-MONTH PERIOD
  ENDED JUNE 30, 1999:
Investment Advisory and Management
  Fee...................................    .40%        .87%          .85%          .90%       .90%      .70%       .90%      .61%
Other Expenses..........................    .06%        .05%          .09%          .33%       .16%      .06%       .08%      .05%
                                            ---         ---           ---         -------   ---------   ------   ---------   ------
TOTAL FORTIS SERIES OPERATING
  EXPENSES..............................    .46%        .92%          .94%         1.23%      1.06%      .76%       .98%      .66%
                                            ---         ---           ---         -------   ---------   ------   ---------   ------

                                          AGGRESSIVE
                                            GROWTH
                                            SERIES
                                          ----------
FOR THE SIX-MONTH PERIOD
  ENDED JUNE 30, 1999:
Investment Advisory and Management
  Fee...................................     .67%
Other Expenses..........................     .06%
                                             ---
TOTAL FORTIS SERIES OPERATING
  EXPENSES..............................     .73%
                                             ---

 * For the period May 3, 1999 to June 30, 1999.
** Represents the expenses of the series itself, without the expenses associated with the variable annuities or variable universal life insurance policies, (annualized).

HOW TO USE THIS REPORT

For a quick overview of the portfolio's performance during the past six-months, refer to the Highlights box. The letter from the portfolio managers and president provide a more detailed analysis of the fund and financial markets.

The charts alongside the letter are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the portfolios invest, and the pie chart shows a breakdown of the portfolios' assets by sector. The portfolio changes show the largest investment decisions your portfolio manager has made over the period in response to changing market conditions.

The performance chart graphically compares the portfolios' total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the portfolio may not hold. Also, the index does not deduct investment advisory fees and other portfolio expenses, whereas your portfolio does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Products and Services. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

CONTENTS

Letter to Shareholders                                2
Schedules of Investments

  Money Market Series                                21

  U.S. Government Securities Series                  22

  Diversified Income Series                          24

  Global Bond Series                                 30

  High Yield Series                                  32

  Global Asset Allocation Series                     37

  Asset Allocation Series                            42

  Value Series                                       51

  Growth & Income Series                             54

  S&P 500 Index Series                               57

  Blue Chip Stock Series                             62

  International Stock Series                         65

  Mid Cap Stock Series                               68

  Small Cap Value Series                             70

  Global Growth Series                               72

  Large Cap Growth Series                            76

  Growth Stock Series                                78

  Aggressive Growth Series                           81

Statements of Assets and Liabilities                 84

Statements of Operations                             87

Statements of Changes in Net Assets                  90

Notes to Financial Statements                        93

Directors and Officers                              108

Products and Services                               109

       [PHOTO]

FORTIS SERIES FUND, INC. SEMI-ANNUAL REPORT,
JUNE 30, 1999

DEAR SHAREHOLDER:

Fueled by strong economic growth, particularly among consumers, corporate profits and revenue growth are expanding. In addition to strong growth domestically, international markets appear to be in the bottoming process with some showing strength which is leading to better demand around the globe. Buoyed by significant tax refunds and positive consumer attitudes stemming from rising real wages and confidence in employment, consumer spending on autos, housing, and related items helped generate GDP growth of approximately 5.0% for the first half of 1999. Given that inventories were very low, this growth surge has resulted in strong demand for commodities, such as oil and paper, which has led to a firming in prices and resulted in somewhat higher inflation than we experienced in the previous 18 months. The bond market reacted swiftly to the scent of inflation and the Federal Reserve Board echoed with a 25 basis point increase in interest rates late in the month of June.

Strong economies are good environments for stocks. One of the by-products of this strength is that a broad range of industries and companies are participating in the economic recovery. As a result, investors who had flocked to very large, secure growth companies for most of 1998, found that good growth could be found, at much lower prices, in industries which had been ignored. As a result, early in the second quarter, the equity market experienced a sea change for the first time in over two years, resulting in strong performance of value and small cap stocks. Many growth oriented styles have not fared as well in the most recent reporting period.

For the first half of the year, the DJIA advanced 20.45%; the Russell 2000, 9.25%; the MSCI World Index, 8.69; the S&P 500 Index 12.38% and the S&P MidCap Index, 6.88%. Sectors which are sensitive to economic activity, trade, and raw materials including capital equipment, energy, and basic materials are up more than twice the rate of the overall market. The shift in emphasis away from consumer and technology stocks reflects the improvement in the outlook for the production side of the economy which is benefiting from improved demand and pricing. We believe that this trend should persist through year-end, especially if "just-in case" inventory building occurs due to fears about Year 2000 problems.

The rotation in the equity market towards a broader group of stocks in terms of both sectors and cap sizes is encouraging. Although it has the impact of a correction for some stocks, it is healthy for the market to pause. We expect the S&P 500 to trade in a broad range for the next several months. In as much as Fortis's equity effort is oriented towards a growth style, the current market environment is very challenging for our mutual funds. We have diversified our sectors more fully and believe that we are better positioned for the trading range market we expect.

During the first six months of 1999, the financial markets wrestled with the implications of a continued broad economic expansion. The bond market was particularly focused on the inflationary potential inherent in the strength of domestic activity. Correspondingly, the interest rate environment, as reflected in the thirty year Treasury bond, began a steady rise from just above 5% at the beginning of the year to near 6% at the end of June. This rise in rates reflected the close historical association of tightening labor markets with wage pressures and rising prices, an association which received increasingly vocal attention from the nations central bank, most notably its chairman, Allen Greenspan, as the second quarter unfolded. Indeed, interest rates rose to a high of 6.15% on the thirty-year Treasury as the market forced up yield on fixed income securities in anticipation of tightened monetary policy, manifested by the prospects for, and then the reality of, a Federal Funds rate increase of 1/4 of 1%, in late June.

The outlook for rates in the near term reflects a monetary policy geared toward further tightening. We believe that the Federal Reserve will perservere until the growth rate in real GDP is reduced sufficiently to take pressure out of the labor market and remove inflation risk from the economy. This environment, therefore, is quite favorable for the longer term outlook for interest rates and bond performance. Given current rate levels, with Treasury yields above 6% and inflation at about 2%, the difference, or "real " rate, remains at an historically attractive level. There is a good chance that this circumstance will provide a window of buying opportunity through the coming months and prior to year end.

Thank you for your investment in Fortis. We appreciate your continued confidence in our management of your investment.

Sincerely,

/s/ Dean C. Kopperud    /s/ Lucinda S. Mezey          /s/ Howard G. Hudson
Dean C. Kopperud        Lucinda S. Mezey              Howard G. Hudson
President               Vice President, Equities      Vice President, Fixed Income

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Diversified Finance             20.4%
Consumer Financing              17.5%
Captive Auto Finance            16.5%
Banks                           15.6%
Brokerage and Investment         8.7%
Utilities-Electric               4.5%
Oil-Refining                     4.3%
Captive Oil Finance              4.3%
Captive Equipment Finance        4.2%
Industrial                       4.0%

FORTIS SERIES FUND: MONEY MARKET SERIES

AS THE MOST CONSERVATIVE SUBACCOUNT, THIS PORTFOLIO IS DESIGNED FOR INVESTORS SEEKING LIQUIDITY AND STABLE PRINCIPAL. ACCORDINGLY, THE MONEY MANAGERS CHOOSE HIGH-QUALITY, SHORT-TERM MONEY MARKETS AND U.S. GOVERNMENT SECURITIES.

Strong job growth and high levels of consumer spending continued to fuel the economy in 1999, which should produce at least 4% Real GDP growth for the first half of the year. This growth, coupled with signs of recovery in the global economy and a rallying U.S. stock market raised concerns at the Fed about the potential for inflation. Finally, after numerous warnings during the second quarter about the need for a pre-emptive interest rate policy, the Federal Open Market Committee (FOMC) raised the federal funds rate by .25%, from 4.75% to 5.00%. As a result, short term interest rates ended the first half of 1999 at their high for the year, as 90-Day Commercial Paper rates rose from 4.80% on December 31, 1998, to 5.10% at the end of June. For the six months ended June 30, 1999 the fund returned 2.31%.

Our concerns about the possibility of the Federal Reserve raising short term interest rates caused us to reduce the average maturity of the fund from 60 days in early January to 43 days right now (we consider 45-50 days to be a neutral target for the portfolio.) In addition, we continued to emphasize liquidity and quality in the portfolio, as the prospects of higher rates necessitate increased flexibility to adjust the fund's average maturity.

OUTLOOK

Going forward, we expect the rise in interest rates during the first half will slow economic growth to a more sustainable 3-3.5% growth rate. We also expect that inflation will remain low, although potentially higher than its current 2% level. However, like the Fed, we will be sensitive to signs of potential inflation. Specifically, we will look for indications of increased wage pressure (without an offsetting increase in productivity), further evidence that foreign economies are mounting sustained recoveries, and a continuation of strong consumer spending fueled by rising stock markets. Should any or all of these factors produce signs of potential inflation, we expect that the Federal Reserve will keep their promise and act pre-emptively by raising short-term interest rates.

PORTFOLIO ALLOCATION
AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FNMAs                                40.1%
Other Direct Federal
Obligations                          23.8%
U.S. Treasury Securities             20.1%
GNMAs                                 5.8%
Cash Equivalents/Receivables          4.9%
FHLMCs                                3.0%
Other                                 2.3%

TOP 10 HOLDINGS AS OF 6/30/99

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  TVA Global (6.375%) 2005                                10.2%
 2.  U.S. Treasury Note (6.125) 2007                          6.8%
 3.  Federal Home Loan Bank (7.31%) 2004                      5.6%
 4.  FNMA (6.00%) 2029                                        3.9%
 5.  GNMA (7.50%) 2027                                        3.8%
 6.  U.S. Treasury Bond (8.125%) 2021                         3.8%
 7.  Federal Farm Credit Bank (5.70%) 2001                    3.4%
 8.  FNMA (7.00%) 2028                                        3.3%
 9.  U.S. Treasury Note (6.125%) 2001                         2.9%
10.  FNMA (6.58%) 2007                                        2.7%

FORTIS SERIES FUND: U.S. GOVERNMENT SECURITIES SERIES

THIS PORTFOLIO IS DESIGNED FOR CONSERVATIVE INVESTORS SEEKING A STRONG TOTAL RETURN, AS WELL AS A RELATIVELY HIGH LEVEL OF CURRENT INCOME. IT FOCUSES ITS INVESTMENTS IN U.S. GOVERNMENT BONDS, TREASURIES AND GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES.

Strong job growth and high levels of consumer spending continued to fuel the economy in 1999, which should produce at least 4% Real GDP growth for the first half of the year. This growth, coupled with signs of recovery in the global economy and a rallying U.S. stock market raised concerns at the Fed about the potential for inflation. During the course of the first half of the year, Fed Chairman Alan Greenspan, made clear his concerns about the potential inflationary impact of continued economic strength, stressing the need for the Federal Reserve to act pre-emptively to control inflation. In anticipation of a tightening in monetary policy, interest rates rose significantly during the first half of the year, with 30-year U.S. Treasury yields increasing nearly 0.90% to 5.97%, and 2-Yr yields increasing by 1.0% to 5.52%. Finally, on June 30, the Federal Open Market Committee (FOMC) raised the Federal Funds rate 0.25% to 5.0%, a move long expected by the market. After raising short term interest rates, the FOMC returned to a neutral directive regarding future policy changes. They did stress, however, that they will be "especially alert to the emergence, or potential emergence, of inflationary forces that could undermine economic growth".

Once we became convinced (in early April) that the Federal Reserve planned to tighten monetary policy, we shortened our portfolio duration. In addition, in January we increased our mortgage backed securities exposure, moving from a slight underweight to our current 10% overweight. At the time, mortgage backed securities yield spreads relative to Treasuries remained close to the levels seen during the 4th quarter 1998 financial crisis, despite the subsequent market stabilization. As a result, we felt these securities were especially attractive. Unfortunately, the outperformance associated with our mortgage backed securities overweight was not enough to offset the negative impact of the sharp rise in interest rates. As a result, the portfolio produced a -2.15% total return for the first half, compared to -0.47% for the Lehman Brothers Intermediate Government Index.

OUTLOOK

We expect the rise in interest rates during the first half will slow economic growth to a more sustainable 3-3.5% growth rate in the second half of the year. We also expect that inflation will remain low, although potentially higher than its current 2% level. Like the Fed, however, we will be wary of those factors that could create greater inflationary pressures. Specifically, we will look for indications of increased wage pressure (without an offsetting increase in productivity), further evidence that foreign economies are mounting sustained recoveries, and a continuation of strong consumer spending fueled by rising stock markets. Should any or all of these factors produce signs of inflation, we would expect a further increase in interest rates as the market anticipates additional short term rate increases from the Fed.

VALUE OF $10,000 INVESTED JULY 1, 1989

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                LEHMAN BROTHERS
                                                   INTERMEDIATE               U.S. GOVERNMENT
                                                          GOV'T                    SECURITIES
                                                   BOND INDEX**                        SERIES
07/01/89                                                $10,000                       $10,000
90                                                      $10,772                       $10,743
91                                                      $11,908                       $11,714
92                                                      $13,439                       $13,187
93                                                      $14,788                       $14,704
94                                                      $14,760                       $13,953
95                                                      $16,200                       $15,618
96                                                      $16,998                       $16,299
97                                                      $18,179                       $17,538
98                                                      $19,703                       $19,339
99                                                      $20,576                       $19,804
U.S. GOVERNMENT
SECURITIES SERIES
AVERAGE ANNUAL
TOTAL RETURN*
1 YEAR                                                   5 YEAR                       10 YEAR
+2.41%                                                   +7.25%                        +7.07%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** An unmanaged index of government bonds with an average maturity of three to four years.

PORTFOLIO ALLOCATION AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds - Investment Grade          48.2%
Corporate Bonds - Non-Investment Grade      18.0%
Asset Backed Securities                     13.4%
U.S. Government Agencies                     9.8%
U.S. Treasury Securities                     7.8%
Cash Equivalent/Receivables                  2.8%

TOP 10 HOLDINGS AS OF 6/30/99

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Strip (6.04%) 2019                         2.8%
 2.  U.S. Treasury Note (6.125%) 2007                         2.8%
 3.  FNMA (6.00%) 2013                                        2.4%
 4.  FNMA (7.00%) 2028                                        2.4%
 5.  U.S. Treasury Bond (8.125%) 2021                         2.2%
 6.  GTE Corp. (7.51%) 2009                                   1.9%
 7.  Nationslink Funding Corp. (7.51%) 2005                   1.8%
 8.  Mortgage Capital Funding, Inc. (7.90%) 2006              1.6%
 9.  Delta Air Lines (10.50%) 2016                            1.5%
10.  DLJ Mortgage Acceptance Corp. (8.80%) 2003               1.4%

FORTIS SERIES FUND: DIVERSIFIED INCOME SERIES

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR THOSE PEOPLE INTERESTED IN SEEKING INCOME FROM BOTH GOVERNMENT SECURITIES AND CORPORATE BONDS. THE MAJORITY OF THE PORTFOLIO WILL PURSUE HIGH-QUALITY CORPORATE BONDS AND U.S. GOVERNMENT SECURITIES. A PORTION MAY BE INVESTED IN DIVIDEND-PAYING STOCKS AND LOWER-RATED CORPORATE BONDS FOR ADDED OPPORTUNITY.

Concerns about a global recession continued into January 1999, but the outlook improved thereafter, despite Brazil's currency devaluation. As Korea's economy recovered, and Japan's business confidence was revived, the focus shifted to worries of stronger U.S. economic growth which might fuel inflation. These worries were also voiced by the Federal Reserve Chairman, Alan Greenspan, who reevaluated last fall's easing. Subsequently, in the first six months Treasury yields rose more than 1% in some maturities reflecting anticipation of a tighter monetary policy. The 30-year U.S. Treasury yields increased 0.88% to 5.97% . On June 30, the Federal Open Market Committee (FOMC) raised the Federal Funds rate 0.25% to 5.0%, giving teeth to their earlier vocalized concerns. While the FOMC returned to a neutral inter-meeting policy directive, they did point to the "potential emergence, of inflationary forces that could undermine economic growth," suggesting further vigilance, and possibly, tightening in the future.

Improvement in global economies in the beginning of the year also contributed to the increase in liquidity for spread products (non-Treasury securities), particularly in the corporate market. Stronger demand for debt obligations that command a yield premium to U.S. Treasuries, along with Korea's upgrade by the rating agencies, generated good momentum that caused the yield premium, or spread, to tighten. Although some of that tightening was lost later in the period, when inflation became a concern, Corporate bonds ended the first half of the year having outperformed U.S. Treasuries.

In the beginning of the year we lengthened the portfolio's duration in relation to the benchmark and increased our exposure to corporate bonds at the expense of U.S. Treasuries and mortgage backed securities. Once it became apparent that the Federal Reserve was convinced that a pre-emptive move was needed, we reduced our portfolio duration to that of the benchmark and reduced our overweighting in corporate bonds. The portfolio produced a -1.83% total return for the first half of the year, compared to -1.37% for the Lehman Brothers Aggregate Index, and -2.27% for the Lehman Brothers Goverment/Corporate Index.

OUTLOOK

We anticipate economic growth in the second half of the year to be affected by higher interest rates, slowing to a more sustainable level of 3-3.5% real rate. We also expect that inflation will remain low, although potentially higher than its current 2% level. However, further improvement in foreign economies, a continued strength in consumer spending and increased wage pressure could result in further rate increases and some widening of non-government yield spread. While the situation is volatile, we believe that the market has substantially discounted a number of negatives and will offer attractive investment opportunity during the upcoming months.

VALUE OF $10,000 INVESTED JULY 1, 1989

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                LEHMAN BROTHERS
                                            AGGREGATE BOND INDEX**    DIVERSIFIED INCOME SERIES
07/01/89                                                     $10,000                     $10,000
90                                                           $10,785                     $10,827
91                                                           $11,939                     $11,911
92                                                           $13,616                     $13,417
93                                                           $15,220                     $15,234
94                                                           $15,022                     $14,836
95                                                           $16,907                     $16,521
96                                                           $17,755                     $17,354
97                                                           $18,202                     $18,936
98                                                           $21,227                     $21,015
99                                                           $21,894                     $21,068
DIVERSIFIED INCOME SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                                                        5 YEAR                     10 YEAR
+0.25                                                          +7.27                       +7.74

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                       34.1%
Germany                             24.1%
Denmark                              7.6%
Australia                            6.6%
Canada                               5.8%
Cash Equivalents/Receivables         5.8%
France                               5.8%
United Kingdom                       5.7%
Austria                              2.9%
Netherlands                          1.6%

TOP 10 HOLDINGS AS OF 6/30/99

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  Bundesobligation (ECU) (3.25%) 2003                      6.3%
 2.  Government of France (ECU) (4.50%) 2002                  5.8%
 3.  U.K. Treasury (9.00%) 2008                               5.7%
 4.  Bundesrepublic Deutschland (ECU) (6.00%) 2006            5.6%
 5.  FNMA (5.125%) 2004                                       4.9%
 6.  U.S. Treasury Note (7.50%) 2005                          4.9%
 7.  U.S. Treasury Note (12.50%) 2014                         4.8%
 8.  Kingdom of Denmark (9.00%) 2000                          4.5%
 9.  Bundesobligation (ECU) (4.50%) 2003                      4.2%
10.  General Electric Capital Corp (8.125%)                   3.6%

FORTIS SERIES FUND: GLOBAL BOND SERIES
(SUBADVISED BY MERCURY ASSET MANAGEMENT)

BECAUSE IT OFFERS INVESTORS A COMBINATION OF CURRENT INCOME AND GROWTH POTENTIAL, THIS PORTFOLIO MAKES AN EXCELLENT CHOICE FOR THOSE INVESTORS WHO SEEK TO ROUND OUT THEIR INVESTMENT SELECTIONS WITH GLOBAL BONDS. THE MONEY MANAGERS SEEK OUT HIGH-QUALITY BONDS AND OTHER FIXED INCOME SECURITIES OFFERED BY GOVERNMENTS AND CORPORATIONS WORLDWIDE, EMPHASIZING DEVELOPED COUNTRIES.

Over the first six months of the year, the fund returned -8.69% versus a return of -7.17% for the benchmark Salomon Brothers World Government Bond Index. The underperformance was attributed to the fund's overweighting of the poorly performing U.S. bond market and the underweighting of the low-yielding but outperforming Japanese bond market. These negatives overwhelmed the portfolio's positive positioning in European bonds and the overweighting of the US dollar versus the weakening euro.

The first half of the year saw the US economy continue to perform strongly, together with the first signs of recovery in Japan. Both events were helped by the monetary easing by central banks following the financial crisis last autumn. However, this unexpectedly strong global growth led to a poor environment for the world's fixed income markets as expectations for rising interest rates increased. On the currency front, the euro continued to weaken throughout the period driven by the relative weakness in the euro-zone economy, the conflict in Kosovo and political concerns throughout the area.

Looking forward, the continuing absence of global inflationary pressures should create a positive environment for the world's bond markets. In the shorter-term, however, the effects of unexpectedly robust economic growth have pushed interest rates higher. The manager's view is that this current surge in economic growth is temporary and that the pressures for higher rates should subside creating a buying opportunity for bonds during the second half of the year.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                             SALOMON BROS WORLD        GLOBAL
                                            GOV'T BOND INDEX ***     BOND SERIES
01/03/95                                                   $10,000        $10,000
95                                                         $11,688        $11,541
96                                                         $11,728        $11,588
97                                                         $12,183        $12,083
98                                                         $12,708        $12,715
99                                                         $13,186        $12,774
GLOBAL BOND SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                                             SINCE
1 YEAR                                           JANUARY 3, 1995**
+0.47%                                                      +5.60%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of world government bonds with maturities of at least one year.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                 29.1%
Telecommunications                    20.6%
Cable Television                      13.1%
Cash Equivalents/Receivables           9.9%
Broadcasting                           7.2%
Printing                               4.2%
Leisure Time - Amusements              3.9%
Automobile & Motor Vehicle Parts       3.0%
Telephone Services                     2.3%
Textile Manufacturing                  2.5%
Food - Miscellaneous                   2.1%
Chemicals                              2.1%

TOP 10 HOLDINGS AS OF 6/30/99

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  Chancellor Media Corp (8.00%) 2008                       3.4%
 2.  Telecorp PCS, Inc. (11.625%) 2009                        2.3%
 3.  Argosy Gaming (10.75%) 2009                              2.1%
 4.  Nextel Communications, Inc. (9.12%) 2007                 2.0%
 5.  Charter Communications Holdings LLC (9.92%) 2011         1.7%
 6.  NTL, Inc. (12.38%) 2008                                  1.7%
 7.  Splitrock Services, Inc. (11.75%) 2008                   1.6%
 8.  Comcast Cellular Holdings (9.50%) 2007                   1.6%
 9.  ITC Deltacom, Inc. (11.00%) 2007                         1.5%
10.  Simonds Industries (10.25%) 2006                         1.5%

FORTIS SERIES FUND: HIGH YIELD SERIES

LONG-TERM INVESTORS, WILLING TO ACCEPT GREATER PRICE FLUCTUATIONS, MAY CHOOSE TO DIVERSIFY THEIR STOCK OR BOND INVESTMENTS WITH THIS PORTFOLIO OF HIGHER YIELD BONDS. ITS MONEY MANAGERS INVEST IN A WIDELY DIVERSIFIED PORTFOLIO OF LOWER-RATED CORPORATE BONDS.

Although the stock markets recovered relatively quickly from last year's global financial markets crisis and the outlook for corporate profits remains optimistic, the high yield market so far this year has been relatively flat, with corporate outlook improvements being negated by increasing interest rates and lack of investor inflows. For the six-month period ended June 30, 1999, the High Yield Series recorded a -.32% total return. The return for the Lehman Brothers High Yield Index was and 2.20%.

While our shift into higher quality bonds within the high yield universe has helped our credit risk profile and improved our performance late last year, it has hurt our relative performance this year as lower quality credits came back strong so far this year. Meanwhile, the recent declines in Treasury bonds have hurt performance due to our overweighting in higher quality, lower coupon bonds (which are more interest rate sensitive). Overweighting in media and telecommunications sectors were helpful as they continue to outperform; while underweighting in energy and cyclicals hurt the fund somewhat as commodity prices improved.

We feel that the outlook for the high yield sector remains positive as the U.S. economy continues to show solid growth and emerging markets begin to show signs of an impending recovery. As corporate profits continue to grow and yields remain relatively high, we think that total returns in high yield sector should improve in the near future.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                         LEHMAN BROTHERS
                                       HIGH YIELD INDEX***  HIGH YIELD SERIES
5/2/94                                             $10,000            $10,000
94                                                 $10,036             $9,998
95                                                 $11,425            $10,817
96                                                 $12,531            $11,694
97                                                 $14,271            $13,003
98                                                 $15,892            $13,860
98                                                 $15,833            $13,614
HIGH YIELD SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                                                        SINCE
1 YEAR                                              5 YEAR     MAY 2, 1994***
-1.78%                                              +6.37%             +6.16%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of lower quality, high yield corporate debt securities.

PORTFOLIO ALLOCATION AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                                  57.3%
Foreign - Government Bonds - Investment Grade      21.3%
U.S. Government Securities                          8.9%
Cash Equivalents/Receivables                        6.0%
Corporate Bonds - Investment Grade                  6.5%

TOP 10 HOLDINGS AS OF 6/30/99

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  United Kingdom Treasury (8.50%) 2007                     2.7%
 2.  Japan JGB #207A (0.90%) 2008                             2.5%
 3.  Bundesrepublik Deutschland (6.50%) 2005                  2.0%
 4.  U.S. Treasury Note (7.875%) 2004                         2.0%
 5.  Bundesrepublik Deutschland (6.50%) 2027                  1.7%

Stocks
-------------------------------------------------------------------
 1.  Compagnie Financiere Richemont AG                        2.1%
 2.  Philip Morris Co., Inc.                                  2.1%
 3.  Albertson's, Inc.                                        1.9%
 4.  Nippon Telegraph & Telephone Corp.                       1.7%
 5.  Nestle S.A.                                              1.7%

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 6/30/99

STOCK ADDITIONS:                    STOCK ELIMINATIONS:
Daiichi Pharmaceutical Co., Ltd.    Ascom Holding AG
NCR Corp.                           Fujisawa Pharmaceutical Co.
Pernod Ricard                       G.I.B. Group S.A.
Pioneer Electronic Corp.            Japan Tobacco, Inc.
Rhone - Poulenc S.A.                Karstadt AG
Rite Aid Corp.                      Lion Nathan Ltd.
Sainsbury (J) plc                   Matsushita Electric Industrial Co. Ltd.
Sears, Roebuck & Co.                Nichido Fire & Marine Insurance
U.S. Bancorp                        Pohjola Group Insurance Corp. 'B'
                                    SIG Schweizerische
                                     Industrie-Gesellschaft Holding

FORTIS SERIES FUND: GLOBAL ASSET ALLOCATION SERIES
(SUBADVISED BY MORGAN STANLEY ASSET MANAGEMENT)

DESIGNED ESPECIALLY FOR INVESTORS WHO WANT A FLEXIBLE PORTFOLIO THAT SEEKS TOTAL RETURN FROM A BLEND OF GROWTH POTENTIAL AND CURRENT INCOME FROM AROUND THE WORLD, INCLUDING THE UNITED STATES. MONEY MANAGERS INVEST IN GLOBAL STOCKS, BONDS AND MONEY MARKETS IN PERCENTAGES THAT MAY VARY WITH MARKET CONDITIONS.

During the six months ended June 1999, the portfolio produced a return of -1.11% versus 2.04% for the benchmark of 60% MSCI World / 40% JPM Global Bond Index
(GBI). In terms of asset allocation, the portfolio remained close to its benchmark weighting and this therefore did not make a large contribution to performance.

The global equity portion significantly underperformed the benchmark, producing a return of 3.99% versus 8.69% for the MSCI World Index. This underperformance was confined to the first quarter when the continued narrow leadership of technology, telecoms and pharamaceutical growth stocks, in which the portfolio is underweighted, hurt the portfolio. In the second quarter, the portfolio recovered much of this performance as the mega cap growth stocks, particularly in the U.S., underperformed the World Index and small and mid caps rallied strongly.

Rising yields in the global bond markets and the appreciation of the US dollar resulted in negative absolute returns for the global fixed income portion of the portfolio. The bond portion marginally underperformed in relative terms producing a return of -7.61% versus -7.19% for the JPM GBI. The key factors contributing to this underperformance were our underweighting to the Japanese market and our overweighting to the euro versus the Japanese yen.

STRATEGY

The structure of the equity portion of the series reflected our bottom up stock selection style. There was little change in the broad geographical structure of the equity portion over the period. We remained underweight in the U.S., slightly underweight in Japan and overweight both the euro and non-euro regions in Europe. Our industry weights were also little changed reflecting the ongoing defensiveness of the portfolio; Consumer Defensive Staples, Telecoms and Utilities were heavily overweighted, Pharmaceutical & Technology were underweighted and our allocation to interest rate sensitive sectors was neutral.

The global fixed income portion remained long duration in the dollar bloc and European markets and short duration in Japan. In terms of currency, the portfolio remained underweight in the Japanese yen versus both the U.S. dollar and the European currencies. During the period, we continued to increase exposure to the credit sector, focusing on U.S. dollar denominated issues. In June, we added exposure to the peripheral European markets, moving to an overweight position in Danish bonds and the Danish krona and an overweight position in the Swedish krona.

OUTLOOK

Global Equity: The small and mid cap rally in the second quarter has given us an opportunity to modestly reduce our large overweighting to the segment. New ideas have been concentrated in the large cap $5-$100 billion range although relative weakness of the mega cap segment so far in 1999 may provide opportunities in the coming months. Our underweight to mega cap remains our largest disagreement with the market. The average P/E (IBES one year forecast) for the group is 47. The average price/cash flow ratio in this group is 27 versus 15 for the MSCI World Index and 10 for our portfolio.

Global Bonds: We believe the U.S. economy will experience a slowdown later this year as real incomes fall and stock market gains level off. U.S. bonds may therefore experience a significant drop in yields even with a modest Fed tightening and we remain long duration. Within Europe, the sell off in the bond market in June was at odds with the domestic economy and as such our positive view on European bonds remains intact. In Japan, given the low level of real yields and our long-standing concern regarding supply, we remain in underweight exposure. We also remain underweighted in the yen, believing that the Bank of Japan remains committed to playing a key supportive role to the struggling economy.

VALUE OF $10,000 INVESTED JANUARY 3, 1995
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             SALOMON BROS WORLD
                                                             GOV'T BOND INDEX +             MSCI WORLD INDEX ++

01/03/95                                                                     $10,000                          $10,000
95                                                                           $11,688                          $10,942
96                                                                           $11,728                          $13,021
97                                                                           $12,183                          $15,990
98                                                                           $12,708                          $18,783
99                                                                           $13,186                          $21,803
GLOBAL ASSET ALLOCATION SERIES
AVERAGE ANNUAL TOTAL RETURN
                                                                               SINCE
1 YEAR                                                             JANUARY 3, 1995**
+5.52%                                                                       +12.89%

                                                              GLOBAL ASSET
                                                           ALLOCATION SERIES
01/03/95                                                                 $10,000
95                                                                       $11,189
96                                                                       $12,516
97                                                                       $14,368
98                                                                       $16,334
99                                                                       $17,236
GLOBAL ASSET ALLOCATION SERIES
AVERAGE ANNUAL TOTAL RETURN
1 YEAR
+5.52%

                          Annual period ended June 30

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
  ** Date shares were first offered to the public.
   + An unmanaged index of world government bonds with maturities of at least one year.
  ++ An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

PORTFOLIO ALLOCATION AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                           67.4%
Corporate Bonds - Investment Grade          16.2%
Corporate Bonds - Non-Investment Grade       5.8%
Asset Backed Securities                      4.3%
U.S. Treasury Securities                     3.1%
U.S. Government Agencies                     2.7%
Cash Equivalents/Receivables                 0.5%

TOP 10 HOLDINGS AS OF 6/30/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  American International Group, Inc.                       1.7%
 2.  Interpublic Group of Companies, Inc.                     1.7%
 3.  General Electric Co.                                     1.5%
 4.  J.P. Morgan & Co., Inc.                                  1.5%
 5.  NCR Corp.                                                1.5%
 6.  Time Warner, Inc.                                        1.3%
 7.  AES Corp.                                                1.3%
 8.  AT&T Corp.                                               1.3%
 9.  Motorola, Inc.                                           1.2%

Bonds
-------------------------------------------------------------------
 1.  U.S. Treasury Strip (5.65%) 2019                         1.4%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/99

STOCK ADDITIONS:                STOCK ELIMINATIONS:
Chancellor Media Corp.          Abbott Laboratories
Electronic Data Systems Corp.   America Online, Inc.
Equant NV NY Shares             Amgen, Inc. (with rights)
J.P. Morgan & Co., Inc.         Eli Lilly & Co.
Marsh & McLennan Companies,     Fannie Mae
 Inc.                           Mylan Laboratories, Inc.
Motorola, Inc.                  Philip Morris Companies, Inc.
NCR Corp.                       Sun Microsystems, Inc.
Potomac Electric Power Co.      Unisys Corp.
Tandy Corp. (with rights)       Warner-Lambert Co.
Tyco International Ltd.

FORTIS SERIES FUND: ASSET ALLOCATION SERIES

DESIGNED FOR INVESTORS WHO SEEK TOTAL RETURN FROM A BLEND OF GROWTH POTENTIAL AND CURRENT INCOME. THE PORTFOLIO MANAGERS SELECT A MEDLEY OF U.S. STOCKS, BONDS AND MONEY MARKETS IN PERCENTAGES THAT MAY VARY WITH CURRENT MARKET CONDITIONS.

During the first six months of 1999, the Asset Allocation portfolio showed an increase of 5.49%. This compares to a gain of 12.38% for the S&P 500 and a decline in the Lehman Aggregate Bond index of 1.37%. A combination of the above stock and bond indices posted a gain of 6.52% for the same period.

The asset allocation between stocks and bonds did not change during the period under review. Equities are currently targeted at 65% with fixed income making up the remaining 35%. At period end equities were slightly above target due to market appreciation. In the equity area, overweightings can be found in telecommunications and services, while consumer non-durables and basic materials are underweighted. Certain telecommunications and technology holdings added to the period's performance, while energy and financial holdings detracted from overall performance.

The outlook for capital markets remain sanguine. Equities are benefiting from the strong economic outlook and the corresponding effect on earnings. Interest rates, however, have been rising on expectations of possible inflationary pressures. There is little evidence yet to confirm such fears, and thus we remain optimistic about the equity and fixed income markets.

On the Fixed Income side, improvement in global economies in the beginning of the year contributed to the increase in liquidity for spread products (non-Treasury securities), particularly in the corporate market. Stronger demand for debt obligations that command a yield premium to U.S. Treasuries, along with Korea's upgrade by the rating agencies, generated good momentum that caused the yield premium, or spread, to tighten. As concerns about inflation developed, Treasury yields rose more than 1% in some maturities reflecting anticipation of a tighter monetary policy. The 30-Year yields increased 0.88% to 5.97% and non-goverment yield spread widened as a result. Nevertheless, Corporate bonds outperformed U.S. Treasuries for the first half of the year.

In the beginning of the year we lengthened the duration of the Fixed Income portion of the portfolio in relation to the benchmark and increased our exposure to corporate bonds at the expense of U.S. Treasuries and mortgage backed securities. Once it became apparent that the Federal Reserve was reevaluating last fall's easing, we reduced our portfolio duration to that of the benchmark and reduced our overweighting in corporate bonds to a neutral position.

VALUE OF $10,000 INVESTED JULY 1, 1989

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                LEHMAN BROTHERS
                                             AGGREGATE BOND INDEX +      S&P 500 ++     ASSET ALLOCATION SERIES
07/01/89                                                      $10,000          $10,000                   $10,000
90                                                            $10,785          $11,640                   $11,571
91                                                            $11,939          $12,500                   $12,325
92                                                            $13,616          $14,183                   $14,142
93                                                            $15,220          $16,110                   $15,870
94                                                            $15,022          $16,326                   $15,832
95                                                            $16,907          $20,576                   $19,045
96                                                            $17,755          $25,935                   $21,201
97                                                            $19,202          $34,924                   $25,214
98                                                            $21,227          $45,474                   $30,799
99                                                            $21,894          $55,821                   $34,702
ASSET ALLOCATION SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                                                         5 YEAR          10 YEAR
+12.67%                                                       +16.99%          +13.25%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
  + An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.
 ++  This is an unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                39.1%
Financial Services                   12.8%
Oil-Crude Petroleum and Gas          11.0%
Telephone Services                    9.5%
Banks                                 5.8%
Business Services                     4.3%
Computer-Software                     4.0%
Automoblie Manufacturers              3.1%
Insurance                             3.1%
Office Equipment and Supplies         2.8%
Electric-Controls and Equipment       2.5%
Cash Equivalents/Receivables          2.0%

TOP 10 HOLDINGS AS OF 6/30/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Exxon Corp.                                              3.6%
 2.  Citigroup, Inc.                                          3.0%
 3.  S&P 500 Depositary Receipt                               2.8%
 4.  AT & T Corp.                                             2.8%
 5.  Bank of America Corp.                                    2.4%
 6.  Fannie Mae                                               2.3%
 7.  Hewlett-Packard Co.                                      2.0%
 8.  Bell Atlantic Corp.                                      1.9%
 9.  Chase Manhattan Corp.                                    1.9%
10.  Ford Motor Co.                                           1.9%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/99

ADDITIONS:                           ELIMINATIONS:
Baxter International, Inc. (with     Air Products and Chemicals, Inc.
 rights)                             American International Group, Inc.
Bell Atlantic Corp.                  Ameritech Corp.
Conoco, Inc. Class A                 Bank One Corp.
CSG Systems International, Inc.      Compaq Computer Corp.
Freddie Mac                          Disney (Walt) Co.
Pitney Bowes, Inc.                   du Pont (E.I.) de Nemours & Co.
S&P 500 Depositary Receipt           First Union Corp.
The MONY Group, Inc.                 Healthsouth Corp.
Time Warner, Inc.                    McDonald's Corp.
Xerox Corp.

FORTIS SERIES FUND: VALUE SERIES

DESIGNED FOR INVESTORS WHO LIKE TO DISCOVER QUALITY-GROWTH INVESTMENT OPPORTUNITIES AT "BARGAIN" PRICES. THE PORTFOLIO MANAGERS CHOOSE STOCKS WITH CURRENT PRICES THAT DO NOT NECESSARILY REFLECT THE STOCKS POTENTIAL VALUE.

For the six months ended June 30, 1999, the S&P 500 Index advanced 12.38% while the Fortis Value Series portfolio returned 10.52%. This performance is broadly comparable to other value funds.

The fund's primary strategy is to invest in companies with accelerating growth, where we anticipate a company's growth rate to rise over time. To the extent that we cannot find accelerating earnings, we focus on our secondary criteria, inexpensively valued growth. We continue to maintain adequate diversification across market sectors and remain focused on stock selection.

Texas Instruments was one of the fund's better performing stocks during the past few months. We've also recently added Pepsi Bottling Group and CSG Systems, two companies we feel have relatively attractive prospects at reasonable valuations.

Looking ahead, we see the economy in the late stages of the current expansion and we expect to see slower economic growth. We believe that the health care sector is a logical place for us to invest in this kind of environment because companies in the business of providing goods and services used in the delivery of health care tend to enjoy relatively stable demand.

Rising interest rates or slowing global growth could negatively affect the fund's performance. We continue to monitor the effects of interest rates and the economy on the portfolio's holdings.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                               S&P BARRA
                                         S&P 500***       VALUE SERIES      VALUE INDEX****
05/01/96                                       $10,000           $10,000              $10,000
96                                             $10,300           $10,153              $10,102
97                                             $13,870           $12,654              $13,482
98                                             $18,060           $15,407              $16,869
99                                             $22,169           $16,918              $19,657
VALUE SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                                 SINCE
1 YEAR                                   MAY 1, 1996**
+9.81%                                         +18.08%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks
**** A capitalization-weighted index of all the stocks in the Standard & Poor's
     500 that have low price-to-book ratios. Going forward the Series will use the Barra Value Index because it is better suited for the investment strategy of the Series.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                             34.8%
Telephone Services                12.3%
Oil-Crude Petroleum and Gas        8.6%
Natural Gas Transmissions          6.5%
Banks                              6.4%
Insurance                          5.6%
Food                               5.0%
Financial Services                 4.7%
Utilities-Electric                 4.4%
Drugs                              4.2%
Publishing                         4.0%
Cash Equivalents/Receivables       3.5%

TOP 10 HOLDINGS AS OF 6/30/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Enron Corp.                                              3.4%
 2.  SBC Communications, Inc.                                 2.8%
 3.  Omnicom Group, Inc.                                      2.6%
 4.  American International Group, Inc.                       2.6%
 5.  McGraw-Hill Companies, Inc.                              2.5%
 6.  AT & T Corp.                                             2.1%
 7.  Pharmacia and UpJohn, Inc.                               2.1%
 8.  General Electric Co.                                     2.1%
 9.  Ameritech Corp.                                          2.0%
10.  J.P. Morgan & Co., Inc.                                  1.9%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/99

STOCK ADDITIONS:                STOCK ELIMINATIONS:
Aon Corp.                       Clorox Co.
Baker Hughes, Inc.              Duke Energy Corp.
Bank of America Corp.           Endesa S.A. ADR
Chase Manhattan Corp.           France Telecom S.A. ADR
Interpublic Group of            Glaxo Wellcome plc ADR
 Companies, Inc.                Heinz (H.J.) Co.
J.P. Morgan & Co., Inc.         MBNA Corp.
Montana Power Co.               Merck & Co., Inc.
Potomac Electric Power Co.      New Plan Excel Realty Trust
Schlumberger Ltd.               Rite Aid Corp.
Tribune Co., Conv. 2.00%

FORTIS SERIES FUND: GROWTH & INCOME SERIES

THIS PORTFOLIO OFFERS A SOLUTION TO INVESTORS WHO WANT TO COMBINE CONSERVATIVE GROWTH OPPORTUNITIES WITH INCOME POTENTIAL. IT FOCUSES ON COMPANIES WITH ATTRACTIVE CURRENT DIVIDEND YIELDS RELATIVE TO THE STANDARD AND POOR'S 500 STOCK INDEX. THE PORTFOLIO IS WELL DIVERSIFIED WITH EXPOSURE TO MANY SECTORS OF THE ECONOMY.

For the first six months of 1999, the Growth and Income portfolio posted an increase of 7.81%. This compares to a greater gain of 12.38% for the S&P 500. This portfolio is generally less volatile than the S&P and also produces a current yield above the S&P 500 index.

The Growth and Income portfolio is currently overweighted in the energy and utility sectors. These sectors offer above average current yields and underappreciated growth prospects. While these industry sectors did not keep pace with the overall market's advance, several of our telecommunications holdings did contribute to the performance gain for the period. McGraw Hill, a diversified publishing company continues to be a large holding in the fund. We are attracted to the company's growth prospects and regular dividend increases.

Continued strong economic growth and benign inflation prospects have allowed the stock market to continue its upward advance during the first half of 1999. Despite the recent move by the Federal Reserve to increase interest rates, the outlook for equities appears favorable. As the market currently sells at historically high valuations, we are paying particular attention to relative valuations and solid growth investments.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        S&P 500***   GROWTH & INCOME SERIES
05/02/94                                    $10,000                  $10,000
94                                           $9,912                   $9,942
95                                          $12,492                  $11,448
96                                          $15,746                  $14,430
97                                          $21,203                  $18,403
98                                          $27,608                  $22,587
99                                          $33,891                  $24,991
GROWTH & INCOME SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                                                       SINCE
1 YEAR                                       5 YEAR            MAY 2, 1994**
+10.64%                                     +20.24%                  +19.41%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Spending                 29.0%
Finance                          15.8%
Consumer Discretionary           12.1%
Health Care                      10.6%
Utilities                        10.2%
Consumer Staples                  8.2%
Energy & Related                  6.6%
Basic Industry                    2.9%
Cash
Equivalents/Receivables           2.6%
Other                             2.0%

TOP 10 HOLDINGS AS OF 6/30/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Microsoft Corp.                                          4.0%
 2.  General Electric Co.                                     3.2%
 3.  International Business Machines Corp.                    2.0%
 4.  Wal-Mart Stores, Inc.                                    1.9%
 5.  Cisco Systems, Inc.                                      1.8%
 6.  Lucent Technologies, Inc.                                1.8%
 7.  Intel Corp.                                              1.7%
 8.  Exxon Corp.                                              1.6%
 9.  AT & T Corp.                                             1.5%
10.  Merck & Co., Inc.                                        1.5%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/99

ADDITIONS:                      ELIMINATIONS:
Aflac, Inc.                     Aeroquip-Vickers, Inc.
AmSouth Bancorporation          AirTouch Communications, Inc.
Best Buy Company, Inc.          Bankers Trust Corp.
CMS Energy Corp.                Harnischfeger Industries, Inc.
Delphi Automotive Systems       Moore Corp. Ltd.
 Corp.
Florida Progress Corp.
Kansas City Southern
 Industries, Inc.
Network Appliance, Inc.
SouthTrust Corp.
Wellpoint Health Networks

FORTIS SERIES FUND: S&P 500 INDEX SERIES
(SUBADVISED BY DREYFUS)

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR INVESTORS WHO WANT TO EMULATE THE TOTAL RETURN OF THE STANDARD & POOR'S 500 STOCK INDEX.

For the six-month period ended June 30, 1999, the series realized a total return of 12.04%, while the S&P Index realized a total return of 12.38%.

The Fortis S&P 500 Index Fund is designed to passively replicate the large capitalization U.S. Equity market by investing in the holdings of the S&P 500 Index. Large capitalization stocks had positive performance in the second quarter, however, some of the small and mid size companies in the index underperformed.

Among the best performing groups in the S&P 500 for the second quarter were stocks of engineering & construction companies, aluminum companies and miscellaneous metal companies. The Fortis S&P Index Fund's strategy is to hold all 500 stocks in direct proportion to their weights in the index.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        S&P 500 INDEX***   S&P 500 INDEX SERIES
05/01/96                                          $10,000                $10,000
96                                                $10,300                $10,279
97                                                $13,870                $13,716
98                                                $18,060                $17,760
99                                                $22,169                $21,706
S&P 500 INDEX SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                                    SINCE
1 YEAR                                      MAY 1, 1996**
+22.21                                             +27.75

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                        37.7%
Financial Services                           11.3%
Drugs                                         9.9%
Banks                                         6.6%
Business Services                             6.5%
Computer-Software                             6.1%
Telephone Services                            5.2%
Electronic - Semiconductor and
Capacitor                                     4.2%
Media                                         4.0%
Insurance                                     3.3%
Cash Equivalent/Receivables                   2.6%
Oil-Crude Petroleum and Gas                   2.6%

TOP 10 HOLDINGS AS OF 6/30/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Citigroup, Inc.                                          2.9%
 2.  Tyco International Ltd.                                  2.8%
 3.  Microsoft Corp.                                          2.7%
 4.  MCI WorldCom, Inc.                                       2.5%
 5.  Freddie Mac                                              2.4%
 6.  Bristol-Myers Squibb Co.                                 1.9%
 7.  Wells Fargo Co.                                          1.8%
 8.  AlliedSignal, Inc.                                       1.6%
 9.  General Electric Co.                                     1.5%
10.  Pfizer, Inc. (with rights)                               1.4%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/99

ADDITIONS:                      ELIMINATIONS:
Aetna, Inc.                     AT&T Corp.
Amgen, Inc. (with rights)       Federal-Mogul Corp.
Applied Materials, Inc.         First Union Corp.
Boston Scientific Corp.         Guidant Corp.
Corning, Inc.                   McKesson HBOC, Inc.
Marsh & McLennan Companies,     Networks Associates, Inc.
 Inc.                           Norfolk Southern Corp.
Mattel, Inc.                    Rite Aid Corp.
Motorola, Inc.                  Sara Lee Corp.
Nike, Inc. Class B              Sterling Commerce, Inc.
Solectron Corp.

FORTIS SERIES FUND: BLUE CHIP STOCK SERIES
(SUBADVISED BY T. ROWE PRICE)

THE MONEY MANAGERS FOR THIS PORTFOLIO TARGET "BLUE CHIP" COMPANIES WITH LEADING MARKET POSITIONS, SEASONED MANAGEMENT AND STRONG FINANCIAL FUNDAMENTALS. IT IS DESIGNED FOR PEOPLE WHO WANT TO INVEST IN WELL-ESTABLISHED COMPANIES THAT GENERATE CONSISTENT, DURABLE EARNINGS GROWTH WITH THE POTENTIAL FOR ABOVE AVERAGE STOCK PERFORMANCE.

MARKET ENVIRONMENT

After more than a year of global economic shocks, investors spent the past six months focused on domestic strength, but also concerned that improved growth in foreign economies, coupled with buoyant U.S. growth, could elevate inflation. Interest rates generally rose to reflect inflation fears, and the Federal Reserve lifted the federal funds target rate. Yet, while energy prices rose, labor markets were very tight, and average hourly wages crept up, productivity improved and actual inflation reports varied. The Fed also noted the favorable effect the Internet is having on price competition and efficiency.

Investors reacted by bidding up the value of cyclical and technology stocks, which should fare well in a technology-driven economic upswing. Meanwhile, the stocks of more defensive steady-growth companies, such as pharmaceuticals, and interest-rate sensitive stocks, such as financials, generally struggled. In addition, small-cap and mid-cap stocks outpaced large caps in the second quarter -- an unusual occurrence during the past several years.

PERFORMANCE

For the six-month period ended June 30, 1999, the fund produced a return of 9.80%, while the S&P 500 Index had a return of 12.38%. In this environment, the fund continued to perform reasonably well, very much on pace with the strong long-term gains it has posted since its inception. However, for the six months ended June 30, the fund trailed the unmanaged Standard & Poor's 500 Stock Index by a modest amount.

PORTFOLIO REVIEW

Our investment strategy continues to focus on maintaining positions in core holdings as long as the fundamentals remain strong and the valuations are reasonable. Consequently, much of the cash flow the fund has received continues to be invested opportunistically in existing holdings.

The fund has less exposure to the technology sector than the average growth fund, and technology holdings performed very well in the first half of 1999. However, we did have several investments that participated in the tech stock rally, including Microsoft and America Online. Telecommunications stocks were also valuable to the fund's performance. MCI WorldCom was a top-10 contributor, and Nokia continued to take market share from rivals.

Although rising interest rates dampened the gains of many financial stocks, some of the companies in this area rallied in the second quarter and were quite strong overall. Citigroup was our top contributor. This company has been a major holding since the fund's inception in 1996, and we are pleased to have added to the position consistently, particularly when the stock was out of favor in the second half of 1998.

As always, there were stocks that disappointed. Management at Network Associates did not appear to be in control of the problems caused by recent acquisitions and stiffer competition, so we eliminated the position.

OUTLOOK

On balance, we believe that inflation and interest rates will increase, but at a manageable pace. Corporate earnings should be strong, and the rotation toward cyclicals has left some bargains among high-growth stocks. Even so, we continue to recognize that almost all stocks are expensive by most conventional measures. Thus, careful stock selection with a focus on valuation and sustainable growth could become increasingly important. This will be particularly true if the environment changes to one where consumer confidence and global growth are less robust.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           S&P 500***     BLUE CHIP STOCK SERIES
05/01/96                                         $10,000                  $10,000
96                                               $10,300                  $10,134
97                                               $13,870                  $13,345
98                                               $18,060                  $17,262
99                                               $22,169                  $20,758
BLUE CHIP STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                                   SINCE
1 YEAR                                     MAY 1, 1996**
+20.25%                                           +25.96

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Japan                            22.7%
United Kingdom                   21.3%
France                           13.4%
Germany                           9.1%
Other                             5.2%
Spain                             5.1%
Sweden                            5.1%
Netherlands                       4.2%
Italy                             4.1%
Cash
Equivalents/Receivables           3.8%
Switzerland                       3.7%
Australia                         2.3%

TOP 10 HOLDINGS AS OF 6/30/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Telefonica S.A. (Spain)                                  2.5%
 2.  Vivendi (France)                                         2.4%
 3.  NTT Mobile Communications Network, Inc. (Japan)          2.3%
 4.  British Aerospace plc (United Kingdom)                   2.1%
 5.  National Westminster Bank plc (United Kingdom)           1.9%
 6.  Japan Tobacco, Inc. (Japan)                              1.9%
 7.  Broken Hill Proprietary Co. Ltd. (Australia)             1.9%
 8.  Banque Nationale de Paris (France)                       1.8%
 9.  Telecom Italia S. p. A. (Italy)                          1.8%
10.  Orix Corp. (Japan)                                       1.8%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/99

ADDITIONS:                      ELIMINATIONS:
Astrazeneca plc                 Astra AB Class B
Canon, Inc.                     EMI Group plc
Fuji Bank Ltd.                  Mirror Group plc
Industrial Bank of Japan Ltd.   Omron Corp.
Kao Corp.                       SGS Societe Generale de
Oversea-Chinese Banking Corp.    Surveillance Holding S.A.
 Ltd.                           Viag AG
Sankyo Co. Ltd.
Smithkline Beecham plc
TDK Corp.
Veba AG

FORTIS SERIES FUND: INTERNATIONAL STOCK SERIES
(SUBADVISED BY LAZARD FRERES ASSET MANAGEMENT)

INVESTORS WILLING TO BALANCE THE RISKS AND REWARDS OF INTERNATIONAL STOCK INVESTING OFTEN SELECT THIS PORTFOLIO TO DIVERSIFY AN ESTABLISHED INVESTMENT STRATEGY. IT FOCUSES EXCLUSIVELY ON GROWTH COMPANY STOCKS OUTSIDE OF THE UNITED STATES.

For the six-month period ended June 30, 1999, the Fortis International Stock Series had a total return of 5.54% compared to 4.11% for the MSCI EAFE Index.

The last six months have been volatile for equity markets around the world. The International Stock Series has been effected by record high stock markets as well as financial crises, unprecedented corporate consolidation, the beginning phases of the European Monetary Union (EMU), and even the fall and rise of the Brazilian market. Recently we have seen positive economic hopes and concerns influence stock price movements and corporate actions to improve financial productivity amidst heightening global competition.

The International Stock Series did not undergo any significant changes over the last six months. The investment philosophy remains based on value creation through bottom-up stock selection. This style enables Lazard to add value by evaluating companies the same way managements measure their own performance, by focusing on financial productivity and the long-term sustainability of returns.

Sales over the last six months included Credit Suisse (Switzerland) and Wharf Holdings (Hong Kong). In addition, due to the deterioration of fundamentals Lazard sold Fiat (Italy) and Dresdner Bank (Germany). Swisscom (Switzerland) was also removed from the portfolio when it reached its target valuation.

Lazard's investment team continues to find value opportunities in the international arena. Several strategic purchases have been made recently including NTT Mobile Communications (Japan). At the time of purchase NTT Mobile Communications had the cheapest cellular business globally yet controlled a premier brand with dominant market share making it an attractive investment. Endesa, Spain's dominant electric utility, was recently purchased. As well, Smithkline Beecham (UK), a particularly strong pharmaceutical company in the vaccines areas, which has a promising drug pipeline was purchased in the fourth quarter of 1998. Other purchases included Sankyo (Japan), Kao (Japan), Roche Holdings (Switzerland) and ING (Netherlands).

Despite the recent broadening of the market, and its benefit to diversified portfolios, the latest rotation of the market cycle should be carefully weighed. The vast changes that have taken place in the market over the past twenty-five years have forced the best managers to demand more than absolute valuations for their clients. Presaged by the volume of M&A activity over the past several years, during which large companies acquired undervalued smaller companies with a strong concentration on real financial productivity, the current environment has become newly competitive. Thus, smaller companies must continue to streamline their operations to ensure an attractive level of capital efficiency. Similarly, portfolios with broad diversification should benefit in the new environment, as long as they take into account the financial productivity of their value purchases. The rebound is unlikely to mimic the performance of the spring, but will most likely be stock by stock. As always, a thorough investigation of the companies themselves will be essential.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                     INTERNATIONAL
                                                             MSCI EAFE***             STOCK SERIES
01/03/95                                                                  $10,000             $10,000
95                                                                        $10,276             $10,488
96                                                                        $11,676             $12,355
97                                                                        $13,213             $14,663
98                                                                        $14,057             $17,310
99                                                                        $15,170             $17,949
INTERNATIONAL STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                                                            SINCE
1 YEAR                                                          JANUARY 3, 1995**
+3.69%                                                                    +13.91%

           Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  *  SEC defined total returns, including
     reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of the stocks of Europe, Australia, and the Far East.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Spending                 33.8%
Consumer Cylical                 14.9%
Finance                          12.3%
Health Care                       8.8%
Utilities                         7.5%
Energy & Related                  6.7%
Basic Industry                    6.2%
Cash
Equivalents/Receivables           4.1%
Consumer Staples                  3.7%
Transportation                    1.5%
Metals & Mining                   0.5%

TOP 10 HOLDINGS AS OF 6/30/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Biogen, Inc.                                             2.9%
 2.  Linear Technology Corp.                                  2.0%
 3.  Altera Corp.                                             2.0%
 4.  Maxim Integrated Products, Inc.                          1.8%
 5.  Sabre Group Holdings, Inc.                               1.8%
 6.  TJX Companies, Inc.                                      1.5%
 7.  Lexmark International Group Class A                      1.4%
 8.  Hertz Corp. Class A                                      1.4%
 9.  Uniphase Corp.                                           1.3%
10.  Ross Stores, Inc.                                        1.2%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/99

ADDITIONS:                      ELIMINATIONS:
Citrix Systems, Inc.            Arrow Electronics, Inc.
Comverse Technology, Inc.       Ball Corp.
GPU, Inc.                       Commonwealth Energy System
Louisiana-Pacific Corp.         McKesson HBOC, Inc.
MedImmune, Inc.                 Montana Power Co.
OGE Energy Corp.                Networks Associates, Inc.
RF Micro Devices, Inc.          Rohm & Haas Co.
Transocean Offshore, Inc.       Scana Corp.
Uniphase Corp.                  STERIS Corp.
Universal Health Services       Tellabs, Inc.
 Class B

FORTIS SERIES FUND: MID CAP STOCK SERIES
(SUBADVISED BY DREYFUS)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WISH TO INVEST IN MID CAPITALIZATION COMPANIES THAT HAVE EXCELLENT POTENTIAL GROWTH CHARACTERISTICS BUT ARE REASONABLY PRICED.

For the six-month period ended June 30, 1999, the Fortis Mid Cap Stock Series had a total return of 4.11% verses 6.88% for the S&P 400 Mid Cap Index and 12.38% for the S&P 500 Index. During the second quarter, MidCap stocks staged a strong rally outperforming their large capitalization counterparts. The S& P 400 Mid Cap Index returned 14.16% versus 7.05% for the S&P 500 Index during the months of April, May and June.

During the second quarter, the Fund underperformed its benchmark. During the month of April, two large benchmark names not held in the portfolio, Qualcomm and E*Trade Group, were up 60.8% and 98.1%, respectively. Not owning these two companies had a negative impact on the relative performance. We are encouraged that as the quarter progressed, performance modestly improved as the portfolio outperformed its index in June. Some individual names that had a positive impact during the quarter were, Cytec Industries, Sabre Group Holding, and BMC Software. Cytec Industries is a chemical company, while Sabre Group provides traditional and web-based travel services, and BMC Software produces enterprise wide software products.

INVESTMENT PROCESS

Mellon Equity employs a disciplined investment process in the management of the Fortis MidCap Fund. The portfolio is constructed in line with our midcap strategy that seeks to outperform the S&P 400 Index through stock selection while closely managing the portfolio's risk characteristics versus the benchmark. Mellon's stock selection involves a dynamic valuation process using 14 broad-based fundamental factors. These include both earnings oriented and price oriented factors, which are dynamically weighted to capture the characteristics, the market prefers at the time. Stocks are selected based upon their exposure to the preferred characteristics. As of June 30, the process has had a moderate emphasis on price oriented characteristics.

PORTFOLIO CHARACTERISTICS

Portfolio construction seeks to maximize our stock selection capabilities through carefully neutralizing risks that we believe are not rewarded. The beta of the portfolio is managed very close to the benchmark in an attempt to neutralize market risk. The economic sectors are managed in line with the S& P 400 Midcap Index to protect against unintended industry bets. Additional tools help us determine other factors driving portfolio risk and we manage these factors versus the benchmark. The portfolio holds 134 stocks, broadly diversified across ten economic sectors.

VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                               S&P 400
                                              MIDCAP***      MID CAP STOCK SERIES
05/01/98                                          $10,000                   $10,000
98                                                 $9,610                    $9,490
99                                                $11,261                   $10,234
MID CAP STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                                                              SINCE
                                                   1 YEAR             MAY 1, 1998**
                                                   +7.84%                    +2.00%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of common stocks that measures the performance of the mid-range sector of the U.S. stock market

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                              38.4%
Banks                              13.2%
Real Estate Investment Trust       11.2%
Oil and Gas Field Services          6.0%
Cash Equivalents/Receivables        5.7%
Medical Supplies                    5.4%
Business Services                   4.0%
Telecommunication Equipment         3.7%
Electronic Components               3.2%
Telecommunications                  3.1%
Oil-Offshore Drilling               3.1%
Chemicals-Specialty                 3.0%

TOP 10 HOLDINGS AS OF 6/30/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  A. Schulman, Inc.                                        3.0%
 2.  Sola International, Inc.                                 2.9%
 3.  Jostens, Inc.                                            2.9%
 4.  Wolverine World Wide, Inc.                               2.9%
 5.  Summit Properties, Inc.                                  2.6%
 6.  Interim Services, Inc.                                   2.5%
 7.  IPC Holdings, Inc.                                       2.4%
 8.  Peoples Heritage Financial Group                         2.3%
 9.  Watts Industries, Inc. Class A                           2.2%
10.  Thomas Industries, Inc.                                  2.2%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/99

ADDITIONS:                      ELIMINATIONS:
A. Schulman, Inc.               BJ Services, Co. (Warrants)
Champion Enterprises, Inc.      Cognex Corp.
Evergreen Resources, Inc.       GBC Bancorp
Fleetwood Enterprises           Georgia-Pacific Corp. (Timber
Home Properties of New York,     Group)
 Inc.                           Hollinger International, Inc.
Methode Electronics, Inc.       Holophane Corp.
Peoples Heritage Financial      Just for Feet, Inc.
 Group                          Nautica Enterprises, Inc.
Prentiss Properties Trust       Playboy Enterprises Class B
Stewart and Stevenson           St. Paul Bancorp, Inc.
 Services, Inc.
Watts Industries, Inc.
 Class A

FORTIS SERIES FUND: SMALL CAP VALUE SERIES
(SUBADVISED BY BERGER)

THIS PORTFOLIO IS DESIGNED FOR AGRESSIVE INVESTORS WHO WANT TO INVEST IN SMALL COMPANY STOCKS THAT THE PORTFOLIO MANAGERS BELIEVE ARE SIGNIFICANTLY "UNDERVALUED".

For the first six-months of 1999, the Series with a return of 16.30% significantly outperformed its index, the Russell 2000 return of 9.25%, and the S&P 500 return of 12.38%. The strong performance comes after approximately six years of relative under-performance in the small cap value sector. We hope that the six month performance is indicative of the market gravitating towards those sectors that provide the best economic values with much less relative risk.

All sectors of the fund had positive returns with the standouts being energy and basic materials. Both of these sectors had been laggards due to short- term concerns about profits. Chieftain International (1.3% of assets), Mitchell Energy (2.0% of assets), and Stewart & Stevenson (1.6% of assets), all had gains, but still sell at over 50% discounts to the general market. Our relatively large position in the financial sector, which includes REITs, lagged the overall portfolio due to the rise in interest rates. We feel, however, that this sector offers solid potential returns with, more importantly, little relative downside risk.

Going forward, while we are encouraged by the recognition of the superior relative values in small stocks, we continue to be concerned with the excessive valuations being put on the current large cap market leaders. A correction of the disparity between market leaders and small stocks could lead to a negative environment in the short term. Consequently, we continue to believe that the best risk/reward opportunities are in the small-cap market.

VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       RUSSELL 2000 ***  SMALL CAP VALUE SERIES
05/01/98                                        $10,000                 $10,000
98                                               $9,491                  $9,640
99                                                9,629                  10,982
SMALL CAP VALUE SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                                                          SINCE
                                                 1 YEAR           MAY 1, 1998**
                                                +14.03%                  +8.45%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 11% of the Russell 3000 Index.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United Staes                     43.2%
Japan                            14.4%
Other                            11.7%
France                            5.9%
Finland                           4.3%
United Kingdom                    4.1%
Netherlands                       3.4%
Receivables/Cash
Equivalents                       3.2%
Italy                             2.7%
Spain                             2.6%
Germany                           2.4%
Israel                            2.1%

TOP 10 HOLDINGS AS OF 6/30/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Tellabs, Inc. (US)                                       3.5%
 2.  Nokia Oyj (Finland)                                      3.4%
 3.  Cisco Systems, Inc. (US)                                 2.6%
 4.  Outback Steakhouse, Inc. (US)                            2.5%
 5.  Bed Bath & Beyond, Inc. (US)                             2.4%
 6.  PE Corp - PE Biosystems Group (US)                       2.1%
 7.  Cheesecake Factory (The), Inc. (US)                      2.1%
 8.  Orange plc (United Kingdom)                              2.1%
 9.  Telefonica S.A. ADR (Spain)                              1.9%
10.  Synopsys, Inc. (US)                                      1.9%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/99

ADDITIONS:.                     ELIMINATIONS:
Aiful Corp.                     3Com Corp.
Alcoa, Inc.                     Barco N.V.
Korea Electric                  Blyth Industries, Inc.
 Power Corp. ADR                Data Processing Resources
MCI WorldCom, Inc.               Corp.
Motorola, Inc.                  Glaxo Wellcome plc ADR
Nintendo Co. Ltd.               Networks Associates, Inc.
Orix Corp.                      Novartis AG
Reader's Digest                 Phoenix AG
 Association, Inc. Class A      Service Corp. International
Tandy Corp. (with rights)       Total Renal Care Holdings,
Tidewater, Inc.                  Inc.

FORTIS SERIES FUND: GLOBAL GROWTH SERIES

SLIGHTLY MORE AGGRESSIVE GROWTH INVESTORS WHO WANT TO DIVERSIFY AND EXPAND THEIR HORIZONS BEYOND THE UNITED STATES MAY WANT TO CONSIDER THIS HIGHLY DIVERSIFIED PORTFOLIO.

We are pleased to report that during the six-month period ended June 30, 1999, the Global Growth Series Portfolio had a total return of 10.35%. For the same period, the Morgan Stanley Capital International World Index returned 8.69%. The performance of the fund has been impacted by a low exposure to larger company investments in the U.S. an increase in our weightings in Japan, and an overweight position in Europe.

The out-performance by large companies has been an ongoing trend for the past several years. The main reason for this out-performance was investors fear that the Asian economic crisis would spread to other regions of the world. The Global Growth Series has historically focused on mid-sized growth oriented companies, which have underachieved in recent years. Since April of 1999 however, investor sentiment has shifted primarily due to an improved global economic outlook. Japan and several southeast Asian nations appear to be recovering from prolonged recessions. This should help boost investor sentiment toward growth oriented global companies. The key to the sustainability of this broadening stock market participation will likely be the outlook for the world economy, and the outlook for inflation, and interest rates.

The Global Growth Series can invest in any country including the United States. Our strategy is to invest in the best positioned companies with superior growth prospects, regardless of their domicile. At the end of June 1999, the portfolio's geographic mix broke down as follows: the United States 43%, Europe 27%, Japan 14%, the United Kingdom 4.1%, and Emerging Regions 6.5%. The corresponding weightings for the MSCI World Index were: the United States 52%, Europe 22%, Japan 10.5%, and the United Kingdom 10.3%. Growing industries such as telecommunications, technology related and energy make up the bulk of the portfolio.

The longer term outlook for global investing remains favorable. Although foreign stock markets have lagged in performance in recent years, there remain significant opportunities for well diversified global investors. We will continue to search for attractive growth companies in all major world markets. Investors with a reasonable time horizon should be positioned to benefit from the expected global economic recovery in Japan, Asia, and Europe.

VALUE OF $10,000 INVESTED MAY 1, 1992

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        MSCI WORLD INDEX***   GLOBAL GROWTH SERIES
05/01/92                                             $10,000               $10,000
92                                                   $10,053                $9,967
93                                                   $11,805               $11,996
94                                                   $13,076               $12,002
95                                                   $14,543               $14,808
96                                                   $17,305               $19,668
97                                                   $21,252               $21,027
98                                                   $24,964               $24,290
99                                                   $28,977               $25,879
GLOBAL GROWTH SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                                                             SINCE
1 YEAR                                                5 YEAR         MAY 1, 1992**
+6.54%                                               +16.61%               +14.19%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                      31.5%
Financial Services                         14.9%
Drugs                                       9.9%
Computer Communication Equipment            6.8%
Retail-Specialty                            6.0%
Business Services                           5.5%
Cash Equivalents/Receivables                5.3%
Telecommunications Equipment                5.1%
Telephone Services                          4.6%
Banks                                       3.7%
Office Equipment and Supplies               3.4%
Electronic-Semiconductor and
Capacitor                                   3.3%

TOP 10 HOLDINGS AS OF 6/30/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Nokia Oyj Corp. ADR Class A                              5.1%
 2.  Tyco International Ltd.                                  5.0%
 3.  Dell Computer Corp.                                      4.0%
 4.  Morgan Stanley Dean Witter & Co.                         3.4%
 5.  Home Depot, Inc.                                         3.4%
 6.  Schering-Plough Corp.                                    3.4%
 7.  Intel Corp.                                              3.3%
 8.  Associates First Capital Corp. Class A                   3.1%
 9.  MCI Worldcom, Inc.                                       3.0%
10.  Cisco Systems, Inc.                                      2.9%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/99

ADDITIONS:                      ELIMINATIONS:
Bank One Corp.                  Dayton Hudson Corp.
Clear Channel Communications,   Disney (Walt) Co.
 Inc.                           Ford Motor Co.
Costco Companies, Inc.          Merck & Co., Inc.
Gap, Inc.                       Northwest Airlines Corp.
General Motors Corp.            Philip Morris Companies, Inc.
International Business          Progressive Corp. (The)
 Machines Corp.                 Rite Aid Corp.
MediaOne Group, Inc.            U.S. Bancorp
Merrill Lynch & Co., Inc.       Washington Mutual, Inc.
Safeway, Inc.
Time Warner, Inc.

FORTIS SERIES: LARGE CAP GROWTH SERIES
(SUBADVISED BY ALLIANCE)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WANT TO INVEST IN LARGE CAPITALIZATION, FAST GROWING COMPANIES.

We are pleased to report that for the six-month period ended June 30, 1999, the Large Cap Growth Series returned 14.42% compared to the S&P 500 Index return of 12.38%.

While our style of high quality growth stock investing was out of favor in the second quarter of 1999, not only did we maintain our lead to the growth benchmarks, we also added to our favorite names at very attractive prices. Outperforming stocks included Tyco International, the conglomerate, IBM, MBNA and Nokia. Under-performing stocks included McKesson, a fundamentally weaker company than before, and Pfizer, still a strong pharmaceutical giant.

There have been two themes to the U.S. equity market over the past nine months. Throughout November and December 1998 and continuing through the First Quarter of 1999, growth stocks continued to perform extremely well. Beginning in April and May, however, the market began to broaden out and embrace more "cyclical" industries such as basic commodities, chemicals, and papers. Growth stocks, as a result, came under price pressure as many investors believed that world economic growth would accelerate and translate into strong earnings gains for the economically sensitive companies. Accordingly, despite no change in their underlying fundamentals, the share prices of many blue-chip growth companies declined in the April-May timeframe by as much as 25% or more.

Experience dictates that "cyclical" stocks do best when they can actually demonstrate rapid growth in earnings based on overall world economic expansion. In our judgment, evidence of such resurgent world economic growth is mixed and inconclusive. There are signs of lingering softness in Europe; and Asia, while improving, does not exhibit robust strength. This appraisal conflicts, however, with both the expectant price advance for many so-called "cyclical" stocks and with the fears of significantly higher interest rates in the United States.

Our bias remains that growth domestically will moderate somewhat in the second half of 1999, favoring large, blue chip growth companies that can be trusted to deliver on consistent earnings progressions. In our judgement this would include pharmaceuticals, high-growth retailers, media and cable companies and technology companies--many of which are at more attractive price levels than at any previous time this year. Many of the top companies in your series' portfolio exhibit expected growth rates of 20% or more per year. The visibility of this growth is high and managements of these companies continue to express confidence in these levels of on-going growth expectations. The U.S. consumer also remains optimistic and confident. Inflation remains controlled, and Federal Reserve action will likely be viewed by both the bond and equity markets as responsible. The position of the United States vis-a-vis the rest of the world has never been stronger and that holds equally for the country's blue-chip premier growth companies.

We thank you for your support and maintain our goal of adding value for you, our clients, through strong stock selection and intelligent portfolio construction.

VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          S&P 500 ***    LARGE CAP GROWTH SERIES
05/01/98                                        $10,000                   $10,000
98                                              $10,227                   $10,439
99                                              $12,555                   $13,572
LARGE CAP GROWTH SERIES
AVERAGE ANNUAL TOTAL RETURN *
                                                  SINCE
1 YEAR                                    MAY 1, 1998**
+30.01%                                         +29.91%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                      41.8%
Computer-Software                          14.2%
Electronic-Semiconductor and
Capacitor                                   5.4%
Financial Services                          5.4%
Medical Supplies                            5.1%
Business Services                           4.8%
Advertising-Public Relations                4.7%
Broadcasting                                4.2%
Retail-Specialty                            4.1%
Telecommunication Equipment                 3.7%
Printing                                    3.6%
Cash Equivalents/Receivables                3.0%

TOP 10 HOLDINGS AS OF 6/30/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Waters Corp.                                             2.2%
 2.  Home Depot, Inc.                                         2.0%
 3.  Univision Communications, Inc.                           2.0%
 4.  Comverce Technology Corp.                                1.8%
 5.  Young & Rubicam, Inc.                                    1.8%
 6.  Ambac Financial Group, Inc.                              1.7%
 7.  National Instruments Corp.                               1.7%
 8.  Capital One Financial Corp.                              1.7%
 9.  MedImmune, Inc.                                          1.6%
10.  Siebel Systems, Inc.                                     1.6%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/99

ADDITIONS:                        ELIMINATIONS:
Adobe Systems, Inc.               Century Telephone Enterprises, Inc.
Electronics for Imaging, Inc.     Cisco Systems, Inc.
Georgia-Pacific Group             Dollar Tree Stores, Inc.
ISS Group, Inc.                   Exodus Communications, Inc.
LSI Logic Corp.                   Forest Laboratories, Inc.
Montana Power Co.                 Inktomi Corp.
Siebel Systems, Inc.              Sofamor Danek Group, Inc.
Valassis Communications, Inc.     Solectron Corp.
Vishay Intertechnology, Inc.      Total Renal Care Holdings, Inc.
Xilinx, Inc.                      Watson Pharmaceuticals, Inc.

FORTIS SERIES FUND: GROWTH STOCK SERIES

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO SEEK TO REWARD POTENTIAL ENTIRELY THROUGH U.S. EXCHANGE LISTED STOCKS. IT INVESTS IN MEDIUM-SIZED GROWTH COMPANIES THAT MOVED BEYOND THE VENTURE STAGE.

For the period ending June 30, 1999, the Fortis Growth Stock Series had a total return of 5.21% versus the S&P 400 Mid Cap Index which posted a 6.88% return. This index is the most relevant comparison for the Growth Stock Series, as the Series' primary investment focus is mid capitalization stocks, typically those with a market capitalization between $1 billion and $6 billion.

During the period under review the Series under-performance was attributable to its underweight position in cyclical and energy stocks which out-performed during the second quarter. In the second quarter the Morgan Stanley Cyclical Index posted a 19.6% and the Philadelphia Oil Service Index gained 16.25%. In addition to energy and cyclical stocks, the Fund continues to underweight utilities and financial stocks. The Series currently has a slightly overweight position in technology, where we continue to find new and innovative companies especially in telecommunications. Stocks such as Comverse Technology and Xilinx are two stocks we currently favor. The strong domestic economy has provided low unemployment and rising personal income which we continue to believe bodes well for specialized retail chains. We feel stocks such as Best Buy and Kohl's should benefit from the strong consumer spending trends.

Going forward, we expect steady domestic economic growth, moderate inflation, and stable interest rates to provide a positive backdrop for U.S. stock prices. U.S. corporate profits should also see an added benefit from an economic rebound in Asia. On a relative valuation basis, we believe that mid cap growth stocks are currently more attractive than their larger cap brethren and we expect the valuation gap that has developed over the past three years to narrow.

VALUE OF $10,000 INVESTED JULY 1, 1989

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        S&P 500**    S&P 400***      GROWTH STOCK SERIES
07/01/89                                   $10,000       $10,000                     $10,000
90                                         $11,640       $11,186                     $11,989
91                                         $12,500       $12,284                     $12,889
92                                         $14,183       $14,250                     $14,930
93                                         $16,110       $17,291                     $17,733
94                                         $16,326       $17,268                     $16,647
95                                         $20,576       $21,129                     $21,617
96                                         $25,935       $25,681                     $25,789
97                                         $34,924       $31,678                     $28,900
98                                         $45,474       $40,269                     $35,149
99                                         $55,821       $47,184                     $38,001
GROWTH STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                                      5 YEAR       10 YEAR
+8.11%                                     +17.95%       +14.28%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  An unmanaged index of 500 common stocks.
*** A capitalization-weighted index that measures the performance of the mid-range sector of the U. S. stock market. Going forward, the Series will use the S&P 400 Midcap Index because it is better suited for the investment strategy of the Series.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                      34.8%
Computer-Software                          20.0%
Electronic Components                       9.5%
Business Services                           7.8%
Telecommunication Equipment                 6.2%
Drugs                                       5.3%
Electronic-Semiconductor and
Capacitor                                   4.0%
Retail Miscellaneous                        3.8%
Health Care Services                        3.5%
Retaill-Clothing                            2.4%
Construction                                2.1%
Cash Equivalents/Receivables                0.6%

TOP 10 HOLDINGS AS OF 6/30/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Business Objects S.A. ADR                                1.9%
 2.  RF Micro Devices, Inc.                                   1.9%
 3.  TLC The Laser Center, Inc.                               1.8%
 4.  Optical Coating Laboratory, Inc.                         1.8%
 5.  Emulex Corp.                                             1.7%
 6.  Advance Paradigm, Inc.                                   1.6%
 7.  ISS Group, Inc.                                          1.4%
 8.  Applied Micro Circuits Corp.                             1.4%
 9.  MiniMed, Inc.                                            1.3%
10.  JAKKS Pacific, Inc.                                      1.3%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/99

ADDITIONS:                      ELIMINATIONS:
Advance Paradigm, Inc.          Incyte Pharmaceuticals, Inc.
Dycom Industries, Inc.          Jabil Circuit, Inc.
Emulex Corp.                    Kellstrom Industries, Inc.
Galileo Technology Ltd.         Level One Communications, Inc.
JAKKS Pacific, Inc.             Medicis Pharmaceutical Corp.
MiniMed, Inc.                    Class A
Optical Coating Laboratory,     Metzler Group, Inc.
 Inc.                           Network Appliance, Inc.
Proxim, Inc.                    New Era of Networks, Inc.
SanDisk Corp.                    (with rights)
TriQuint Semiconductor, Inc.    Pediatrix Medical Group, Inc.
                                Sylvan Learning Systems, Inc.

FORTIS SERIES FUND: AGGRESSIVE GROWTH SERIES

DESIGNED ESPECIALLY FOR THE MOST AGGRESSIVE, LONG-TERM INVESTOR WHO BELIEVES IN THE ENTREPRENEURIAL OPPORTUNITIES OF AMERICA. THIS PORTFOLIO INVESTS IN SMALLER, EMERGING GROWTH COMPANIES THAT HAVE HIGH UNIT GROWTH RATES FOR THEIR PRODUCTS OR SERVICES.

During the first half of 1999, the series significantly outperformed both the Russell 2000 and the Russell 2000 growth indices -- the widely used benchmark for small capitalization portfolios. The fund posted a 19.80% return during the period versus a 9.25% return for the Russell 2000 and a 12.82% return for the Russell 2000 growth index. The Fund was ranked in the top 13 percentile for the first half of 1999 in its Lipper category.

The performance of small cap was mixed during the first half of 1999. The first quarter saw the continuation of the out-performance of large cap stocks with the Russell 1000 posting a 4.12% return versus the Russell 2000 which had a -5.42% return. The trend changed during the second quarter where for the first time in seven quarters the Russell 2000, which posted a 15.5% return, out paced it's larger cap brethren the Russell 1000 which returned 7.12%. Even with the recent out-performance small cap stocks have not fully closed the valuation gap that has developed over the past three years.

The out-performance of the series vs its benchmark during the period is attributable to superior stock selection, especially in technology. Within technology, we continue to favor the telecommunications stocks whose products and services are critical to the transmission of voice and data over the Internet. Additionally, we continue to favor wireless component companies such as RF Micro Devices and ANADIGICS, which should benefit from the increased use of wireless communication devices.

Going forward, we expect small cap stocks to perform well, given the current attractive relative valuations. We continue to expect moderate economic growth and stable interest rates to support solid earnings growth for small cap stocks. We are confident that the market will continue to recognize the relative superior earnings growth of small cap stocks by rewarding them with higher valuations.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                     AGGRESSIVE GROWTH
                                        S&P 500***         SERIES        RUSSELL 2000****
05/02/94                                    $10,000             $10,000           $10,000
94                                           $9,912              $9,133            $9,726
95                                          $12,492             $11,352           $11,586
96                                          $15,746             $14,722           $14,356
97                                          $21,203             $12,960           $16,701
98                                          $27,608             $15,815           $19,504
99                                          $33,891             $20,197           $19,788
AGGRESSIVE GROWTH SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                                                  SINCE
1 YEAR                                       5 YEAR       MAY 2, 1994**
+27.71%                                     +17.20%             +14.58%

                        Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
  **  Date shares were first offered to the public.
 ***  An unmanaged index of 500 common stocks
**** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 11% of the Russell 3000 Index. Going forward, the Series will use the Russell 2000 Index because it is better suited for the investment strategy of the Series.

FORTIS SERIES FUND, INC.
MONEY MARKET SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

SHORT-TERM INVESTMENTS - 101.07%

--------------------------------------------------------------------------------
                                                                                          Standard
    Principal                                                              Maturity       & Poor's
     Amount                                                      Yield       Date          Rating         Value (a)
   -----------                                                   ------    ---------   ---------------   ------------
                 BANKS-15.82%
   $3,800,000    Deutsche Bank AG.............................   4.99%     08/02/99             A1+      $ 3,783,001
    3,000,000    First Union National Bank....................   4.94%     05/17/00              A1        3,020,172
    3,202,270    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit...............................   4.80%     07/01/99             A1+        3,202,270
    3,800,000    Wells Fargo Co...............................   5.05%     07/27/99              A1        3,785,892
                                                                                                         ------------
                                                                                                          13,791,335
                                                                                                         ------------
                 BROKERAGE AND INVESTMENT-8.80%
    3,800,000    Merrill Lynch & Co., Inc.....................   4.93%     08/05/99             A1+        3,781,760
    3,900,000    Morgan Stanley Dean Witter Corp..............   5.03%     07/19/99              A1        3,889,832
                                                                                                         ------------
                                                                                                           7,671,592
                                                                                                         ------------
                 CAPTIVE AUTO FINANCE-16.73%
    3,800,000    DaimlerChrysler Corp.........................   4.95%     08/11/99              A1        3,778,676
    3,800,000    Ford Motor Credit Co.........................   5.00%     07/20/99              A1        3,789,656
    3,800,000    General Motors Acceptance Corp...............   4.94%     07/29/99              A1        3,785,276
    3,229,000    Toyota Motor Credit Corp.....................   4.91%     07/02/99             A1+        3,228,134
                                                                                                         ------------
                                                                                                          14,581,742
                                                                                                         ------------
                 CAPTIVE EQUIPMENT FINANCE-4.24%
    3,700,000    IBM Credit Corp..............................   4.93%     07/09/99              A1        3,695,532
                                                                                                         ------------
                 CAPTIVE OIL FINANCE-4.35%
    3,800,000    Chevron USA, Inc.............................   4.92%     07/13/99             A1+        3,793,372
                                                                                                         ------------
                 CONSUMER FINANCE-17.72%
    3,700,000    American Express Credit Corp.................   4.91%     07/16/99              A1        3,692,107
    3,800,000    American General Finance Corp................   5.14%     08/03/99              A1        3,781,912
    3,800,000    Commercial Credit Corp.......................   4.95%     07/06/99              A1        3,796,922
    4,200,000    Household Finance Corp.......................   5.23%     08/12/99              A1        4,174,264
                                                                                                         ------------
                                                                                                          15,445,205
                                                                                                         ------------
                 DIVERSIFIED FINANCE-20.57%
    2,916,000    Associates Corp. Master Variable Rate Note...   4.71%     07/01/99             A1+        2,916,000
    3,800,000    CIT Group, Inc...............................   4.92%     08/23/99              A1        3,772,754
    3,800,000    CSW Credit, Inc..............................   5.07%     07/21/99             A1+        3,788,961
    3,800,000    General Electric Capital Corp................   4.99%     08/18/99             A1+        3,774,863
    3,700,000    Prudential Funding Corp......................   5.12%     08/26/99              A1        3,670,708
                                                                                                         ------------
                                                                                                          17,923,286
                                                                                                         ------------
                 INDUSTRIAL-4.03%
    3,600,000    Xerox Credit Corp............................   5.05%     01/07/00              A1        3,508,320
                                                                                                         ------------
                 OIL-REFINING-4.35%
    3,800,000    Texaco, Inc..................................   4.89%     07/22/99              A1        3,788,923
                                                                                                         ------------
                 UTILITIES-ELECTRIC-4.46%
    3,900,000    Duke Energy Corp.............................   4.86%     07/23/99              A1        3,888,165
                                                                                                         ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $88,087,472)(b)............................                                           $88,087,472
                                                                                                         ------------
                                                                                                         ------------

 (a) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (b) Also represents cost for federal income tax purposes.

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

U.S. GOVERNMENT SECURITIES-95.12%

--------------------------------------------------------------------------------
    Principal                                                                         Market
      Amount                                                        Cost (a)         Value (b)
   ------------                                                   -------------    -------------
                  FEDERAL HOME LOAN MORTGAGE CORP. - 2.99%
                  MORTGAGE BACKED SECURITIES:
   $ 2,465,915    5.50% 2001...................................   $   2,450,899    $   2,364,098
        11,989    11.25% 2015..................................          13,041           13,107
                                                                  -------------    -------------
                                                                      2,463,940        2,377,205
                                                                  -------------    -------------
                  NOTES:
     2,000,000    6.75% Global 2006............................       2,052,217        2,047,798
                                                                  -------------    -------------
                  TOTAL FEDERAL HOME LOAN MORTGAGE CORP........       4,516,157        4,425,003
                                                                  -------------    -------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION -
                  40.11%
                  MORTGAGE BACKED SECURITIES:
     4,566,448    5.50% 2014...................................       4,504,877        4,317,741
     1,292,969    5.835% 2008..................................       1,307,603        1,220,652
    16,234,451    6.00% 2013-2029 (e)..........................      16,038,609       15,449,641
       996,534    6.01% 2009...................................       1,016,010          948,264
     1,926,403    6.20% 2006...................................       1,932,453        1,893,030
       786,199    6.36% 2008...................................         785,078          770,587
     1,822,019    6.48% 2008...................................       1,838,307        1,799,080
    10,924,185    6.50% 2013-2029..............................      10,853,827       10,606,470
       739,100    6.54% 2007...................................         751,366          732,380
     1,301,293    6.63% Global 2005............................       1,334,800        1,305,646
     5,901,650    7.00% 2003-2028..............................       5,946,975        5,856,508
     1,907,746    7.50% 2023...................................       1,963,190        1,929,378
       127,933    8.50% 2017...................................         130,745          133,587
        88,146    9.00% 2020-2021..............................          87,971           93,383
       561,079    9.75% 2020...................................         605,264          603,415
                                                                  -------------    -------------
                                                                     49,097,075       47,659,762
                                                                  -------------    -------------
                  NOTES:
     2,000,000    6.18% 2001...................................       2,015,463        2,010,622
     2,340,000    6.55% 2007...................................       2,321,612        2,347,254
     3,935,000    6.58% 2007...................................       3,926,918        3,943,775
     1,250,000    6.80% 2003...................................       1,295,824        1,279,022
     2,020,000    7.15% 2007...................................       2,175,517        2,091,041
                                                                  -------------    -------------
                                                                     11,735,334       11,671,714
                                                                  -------------    -------------
                  TOTAL FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION................................      60,832,409       59,331,476
                                                                  -------------    -------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
                  5.80%
                  MORTGAGE BACKED SECURITIES:
     5,623,059    7.50% 2027...................................       5,660,128        5,685,818
     1,205,545    9.00% 2020...................................       1,262,808        1,279,492
     1,506,398    9.50% 2018-2021..............................       1,561,951        1,610,623
                                                                  -------------    -------------
                  TOTAL GOVERNMENT NATIONAL MORTGAGE
                    ASSOCIATION................................       8,484,887        8,575,933
                                                                  -------------    -------------
                  OTHER DIRECT FEDERAL OBLIGATIONS - 23.80%
                  FEDERAL FARM CREDIT BANK:
     5,000,000    5.70% 2001...................................       5,013,160        4,989,580
                                                                  -------------    -------------
                  FEDERAL HOME LOAN BANK:
     3,350,000    5.60% 2001...................................       3,341,988        3,338,372
     1,075,000    5.75% 2001...................................       1,074,261        1,073,525
     2,500,000    5.925% 2000..................................       2,501,786        2,506,055
     7,895,000    7.31% 2004...................................       7,911,552        8,245,680
                                                                  -------------    -------------
                                                                     14,829,587       15,163,632
                                                                  -------------    -------------

--------------------------------------------------------------------------------

    Principal                                                                         Market
      Amount                                                        Cost (a)         Value (b)
   ------------                                                   -------------    -------------
                  TENNESSEE VALLEY AUTHORITY:
   $15,000,000    6.375% Global 2005...........................   $  14,507,879    $  15,044,040
                                                                  -------------    -------------
                  TOTAL OTHER DIRECT FEDERAL OBLIGATIONS.......      34,350,626       35,197,252
                                                                  -------------    -------------
                  OTHER GOVERNMENT AGENCIES - 2.34%
                  RESOLUTION FUNDING CORPORATION:
     9,000,000    7.96% 2014 Zero Coupon Strip (d).............       2,843,035        3,466,251
                                                                  -------------    -------------
                  U.S. TREASURY SECURITIES - 20.08%
                  BONDS:
     6,735,000    6.20% 2019 Zero Coupon Strip (d).............       2,031,819        1,956,241
     4,590,000    8.125% 2021..................................       5,944,957        5,573,981
     1,200,000    12.00% 2013..................................       1,747,608        1,684,126
                                                                  -------------    -------------
                                                                      9,724,384        9,214,348
                                                                  -------------    -------------
                  NOTES:
     1,561,545    3.375% 2007..................................       1,501,848        1,497,620
     1,600,000    4.625% 2000..................................       1,587,032        1,582,000
     2,950,000    5.50% 2003...................................       3,032,205        2,926,031
    14,325,000    6.125% 2001-2007.............................      14,404,644       14,485,739
                                                                  -------------    -------------
                                                                     20,525,729       20,491,390
                                                                  -------------    -------------
                  TOTAL U.S. TREASURY SECURITIES...............      30,250,113       29,705,738
                                                                  -------------    -------------
                  TOTAL U.S. GOVERNMENT SECURITIES.............   $ 141,277,227    $ 140,701,653
                                                                  -------------    -------------
                                                                  -------------    -------------

SHORT-TERM INVESTMENTS-5.11%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (b)
   -----------                                                   -------------
                 BANKS - 3.01%
   $4,460,754    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 4.91%........   $   4,460,754
                                                                 -------------
                 DIVERSIFIED FINANCE - 2.10%
    3,106,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.01%......................       3,106,000
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................       7,566,754
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $148,843,981) (a)..........................   $ 148,268,407
                                                                 -------------
                                                                 -------------

 (a) At June 30, 1999, the cost of securities for federal income tax purposes was $149,087,585 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $1,533,466
Unrealized depreciation..........................................  (2,352,644)
-----------------------------------------------------------------------------
Net unrealized depreciation......................................  $ (819,178)
-----------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) The interest rate disclosed for this security represents the effective yield on the date of acquisition.
 (e) The cost of securities purchased on a when-issued basis at June 30, 1999, was $1,437,891.

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

ASSET BACKED SECURITIES-13.35%

--------------------------------------------------------------------------------
                                                                   Standard
    Principal                                                      & Poor's                          Market
      Amount                                                        Rating         Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  COMMERCIAL LOANS - 8.26%
   $   390,092    DLJ Mortgage Acceptance Corp., 7.28% Ser
                    1996-CF1 Class A-1A 3-13-2028 (e)..........          AAA     $     392,936    $     395,487
       558,619    GS Mortgage Securities Corp. II Protective
                    Life, 7.02% Ser 1996-PL Class A1
                    2-15-2027..................................         Aaa*           558,584          557,820
       564,255    J.P. Morgan Commercial Mortgage Finance
                    Corp., 6.47% Ser 1996-C2 Class A
                    11-25-2027.................................          AAA           568,168          558,229
       697,918    Merrill Lynch Mortgage Investors, Inc., 6.76%
                    Variable Rate Ser 1995-C3 Class A1
                    12-26-2025.................................          AAA           680,113          701,359
     1,400,000    Merrill Lynch Mortgage Investors, Inc., 7.42%
                    Ser 1996-C1 Class B 4-25-2028..............           AA         1,365,710        1,425,158
     1,000,000    Midland Realty Acceptance Corp., 7.7398%
                    Variable Rate Ser 1996-C1 Class B
                    8-25-2028..................................           AA         1,009,774        1,061,780
     1,650,000    Mortgage Capital Funding, Inc., 7.90% Ser
                    1996-MC1 Class B 2-15-2006.................          AA+         1,663,015        1,746,558
     2,000,000    Nationslink Funding Corp., 7.52% Ser 1996-1
                    Class A2 7-20-2005.........................          AAA         2,001,841        2,039,480
       545,756    Nationslink Funding Corp., 7.53% Ser 1996-1
                    Class A1 9-20-2002.........................          AAA           548,833          554,553
                                                                                 -------------    -------------
                                                                                     8,788,974        9,040,424
                                                                                 -------------    -------------
                  HOUSING - 1.14%
       750,000    Money Store Home Improvement Trust, 7.41% Ser
                    1997-1 Class M1 5-15-2017..................           AA           752,902          756,862
       500,000    Money Store Residential Trust, 7.085% Ser
                    1997-I Class M1 7-15-2016..................           AA           499,926          492,375
                                                                                 -------------    -------------
                                                                                     1,252,828        1,249,237
                                                                                 -------------    -------------
                  MANUFACTURED HOMES - 1.36%
     1,522,149    Green Tree Financial Corp., 7.20% Ser 1993-4
                    Class B1 1-15-2019.........................        Baa3*         1,511,792        1,488,555
                                                                                 -------------    -------------
                  MISCELLANEOUS - 0.08%
        82,215    Fifth Third Auto Grantor Trust, 6.70% Ser
                    1996-B Class B 3-15-2002...................            A            82,184           82,600
                                                                                 -------------    -------------
                  MULTI-FAMILY LOANS - 1.76%
     1,500,000    DLJ Mortgage Acceptance Corp., 8.80%
                    Multifamily Mtg Pass Thru Certificate Ser
                    1993-12 Class B1 9-18-2003.................           NR         1,473,750        1,513,560
       507,198    Fund America Structured Transactions, L.P.,
                    Collateralized Note, 8.76% Ser 1996-1 Class
                    A Principal Only 1-1-2033 (f) (h)..........        Baa3*           382,598          410,196
                                                                                 -------------    -------------
                                                                                     1,856,348        1,923,756
                                                                                 -------------    -------------
                  WHOLE LOAN RESIDENTIAL - 0.75%
       818,267    Mid-State Trust, 7.54% Ser 6 Class A3
                    7-1-2035...................................           AA           817,761          826,221
                                                                                 -------------    -------------
                  TOTAL ASSET BACKED SECURITIES................                  $  14,309,887    $  14,610,793
                                                                                 -------------    -------------
                                                                                 -------------    -------------

CORPORATE BONDS-INVESTMENT GRADE - 48.22%

--------------------------------------------------------------------------------
                                                                   Standard
    Principal                                                      & Poor's                          Market
      Amount                                                        Rating         Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  AEROSPACE AND EQUIPMENT - 1.34%
   $   500,000    Lockheed Martin Corp., 7.65% Deb 5-1-2016....         BBB+     $     502,737    $     496,319
     1,000,000    Raytheon Co., 5.70% Note 11-1-2003...........          BBB         1,003,882          969,948
                                                                                 -------------    -------------
                                                                                     1,506,619        1,466,267
                                                                                 -------------    -------------
                  AIRLINES - 2.13%
     1,300,000    Delta Air Lines, 10.50% Pass Thru Certificate
                    4-30-2016..................................          BBB         1,571,461        1,600,222
       750,000    Delta Air Lines, 6.65% Medium Term Note
                    3-15-2004..................................         BBB-           749,462          730,567
                                                                                 -------------    -------------
                                                                                     2,320,923        2,330,789
                                                                                 -------------    -------------
                  AUTOMOBILE AND MOTOR VEHICLE PARTS - 0.91%
     1,000,000    TRW, Inc., 6.45% 6-15-2001 (f)...............          BBB           999,911        1,001,078
                                                                                 -------------    -------------
                  AUTOMOBILE MANUFACTURERS - 0.40%
       500,000    Ford Motor Co., 6.375% Deb 2-1-2029..........            A           494,111          434,421
                                                                                 -------------    -------------
                  BANKS - 7.99%
       750,000    Banco Santiago S.A., 7.00% Sub Note
                    7-18-2007..................................          BBB           744,245          657,664
     1,500,000    Bank Austria AG, 7.25% Sub Note 2-15-2017
                    (f)........................................          AA+         1,497,317        1,451,578
     1,000,000    Bankamerica Corp., 5.75% Sr Note 3-1-2004....           A+           997,220          956,310

--------------------------------------------------------------------------------

                                                                   Standard
    Principal                                                      & Poor's                          Market
      Amount                                                        Rating         Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
   $ 1,000,000    Keycorp Capital II, 6.875% Bond 3-17-2029....          BBB     $     988,464    $     924,206
     1,500,000    Keystone Financial Funding Corp., 7.30%
                    Medium Term Note 5-15-2004.................         BBB+         1,497,249        1,509,631
       750,000    National City Corp., 6.875% Sub Note
                    5-15-2019..................................           A-           748,685          704,494
     1,000,000    Republic NY Capital I, 7.75% 11-15-2026......           A-           969,584          981,496
     1,100,000    Republic NY Capital II, 7.53% 12-4-2026......           A-         1,053,891        1,057,495
       500,000    St. Paul Bancorp, Inc., 7.125% Sr Note
                    2-15-2004..................................         BBB-           498,348          500,491
                                                                                 -------------    -------------
                                                                                     8,995,003        8,743,365
                                                                                 -------------    -------------
                  BROKERAGE AND INVESTMENT - 3.17%
     1,500,000    Bear Stearns Capital Trust, 7.00% Variable
                    Rate 1-15-2027.............................          BBB         1,499,153        1,486,344
       500,000    Donaldson, Lufkin & Jenrette, 6.50% Note
                    6-1-2008...................................           A-           498,088          472,661
     1,500,000    Lehman Brothers Holdings, Inc., 7.375% Note
                    5-15-2004..................................            A         1,495,581        1,506,823
                                                                                 -------------    -------------
                                                                                     3,492,822        3,465,828
                                                                                 -------------    -------------
                  CABLE TELEVISION - 1.66%
     1,000,000    Comcast Cable Communications, Inc., 8.50%
                    Note 5-1-2027 (with rights)................          BBB           998,320        1,133,330
       750,000    Cox Communications, Inc., 6.95% Sr Note
                    1-15-2028..................................           A-           747,260          681,827
                                                                                 -------------    -------------
                                                                                     1,745,580        1,815,157
                                                                                 -------------    -------------
                  CAPTIVE AUTO FINANCE - 1.10%
       750,000    General Motors Acceptance Corp., 6.15% Bond
                    4-5-2007...................................            A           747,530          717,682
       500,000    Toyota Motor Credit, 5.625% Note
                    11-13-2003.................................          AAA           499,276          484,940
                                                                                 -------------    -------------
                                                                                     1,246,806        1,202,622
                                                                                 -------------    -------------
                  CHEMICALS - 0.46%
       500,000    Equistar Chemicals, L.P., 8.75% Sr Note
                    2-15-2009 (f)..............................         BBB-           524,734          505,353
                                                                                 -------------    -------------
                  DIVERSIFIED FINANCE - 1.15%
     1,250,000    AT&T Capital Corp., 7.50% Medium Term Note
                    11-15-2000.................................          BBB         1,249,187        1,257,449
                                                                                 -------------    -------------
                  ENERGY - 0.63%
       750,000    NGC Corp. Capital Trust, 8.316% Deb
                    6-1-2027...................................         BBB-           750,000          694,567
                                                                                 -------------    -------------
                  FINANCIAL SERVICES - 1.09%
     1,250,000    Prudential Insurance Co., 6.375% Sr Note
                    7-23-2006 (e)..............................           A+         1,244,979        1,197,198
                                                                                 -------------    -------------
                  FOOD - 0.46%
       500,000    Fred Meyer, Inc., 7.45% Sr Note 3-1-2008.....         BBB-           531,039          503,168
                                                                                 -------------    -------------
                  FOOD SERVICE - 0.84%
     1,000,000    Sysco Corp., 6.50% Deb 8-1-2028..............          AA-           996,883          915,056
                                                                                 -------------    -------------
                  FOREIGN - GOVERNMENT - 2.05%
       500,000    British Columbia (Province of), 6.50% Bond
                    1-15-2026..................................          AA-           511,704          466,905
       500,000    Korea (Republic of), 8.875% Note 4-15-2008...         BBB-           526,841          525,183
     1,250,000    Poland (Republic of), 7.125% Yankee Bond
                    7-1-2004...................................          BBB         1,245,143        1,254,688
                                                                                 -------------    -------------
                                                                                     2,283,688        2,246,776
                                                                                 -------------    -------------
                  FOREST PRODUCTS - 0.46%
       500,000    Fort James Corp., 6.50% Sr Note 9-15-2002....         BBB-           499,584          498,521
                                                                                 -------------    -------------
                  HOUSING - 1.28%
     1,500,000    Masco Corp., 6.625% Deb 4-15-2018............           A-         1,497,949        1,395,428
                                                                                 -------------    -------------
                  LEASING - 0.44%
       500,000    Ryder System, Inc., 6.60% Note 11-15-2005....         BBB+           499,842          476,244
                                                                                 -------------    -------------
                  MEDIA - 1.91%
     1,000,000    News America Holdings, 8.875% Deb
                    4-26-2023..................................         BBB-           992,763        1,089,098
     1,000,000    Westinghouse Electric Corp., 7.875% Deb
                    9-1-2023...................................         BBB-         1,105,058        1,001,264
                                                                                 -------------    -------------
                                                                                     2,097,821        2,090,362
                                                                                 -------------    -------------

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

CORPORATE BONDS-CONTINUED
--------------------------------------------------------------------------------

                                                                   Standard
    Principal                                                      & Poor's                          Market
      Amount                                                        Rating         Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  NATURAL GAS TRANSMISSIONS - 1.34%
   $ 1,000,000    Tennessee Gas Pipeline, 7.50% Deb 4-1-2017...          BBB     $     984,873    $     992,597
       500,000    Trans-Canada Pipelines Ltd., 6.49% Bond
                    1-21-2009..................................           A-           503,480          479,292
                                                                                 -------------    -------------
                                                                                     1,488,353        1,471,889
                                                                                 -------------    -------------
                  NUCLEAR FUEL - 0.44%
       500,000    USEC, Inc., 6.625% Sr Note 1-20-2006.........         BBB+           498,795          476,826
                                                                                 -------------    -------------
                  OIL-EQUIPMENT WELLS AND SERVICES - 1.37%
     1,000,000    Anadarko Petroleum Corp., 8.25% Deb
                    11-15-2001.................................         BBB+         1,036,830        1,036,814
       500,000    Petroleum Geo-Services ASA, 7.125% Sr Note
                    3-30-2028..................................          BBB           498,568          459,583
                                                                                 -------------    -------------
                                                                                     1,535,398        1,496,397
                                                                                 -------------    -------------
                  OIL-REFINING - 2.66%
     1,500,000    Coastal Corp., 7.42% Note 2-15-2037..........          BBB         1,427,436        1,413,623
     1,500,000    Tosco Corp., 7.80% 1-1-2027..................          BBB         1,498,359        1,496,763
                                                                                 -------------    -------------
                                                                                     2,925,795        2,910,386
                                                                                 -------------    -------------
                  RETAIL-DEPARTMENT STORES - 0.64%
       750,000    Federated Department Stores, 6.30% Note
                    4-1-2009...................................         BBB+           747,995          704,325
                                                                                 -------------    -------------
                  SUPRA-NATIONAL - 0.89%
     1,000,000    Corp Andina de Fomento, 7.10% Yankee Bond
                    2-1-2003...................................         BBB+           999,622          977,515
                                                                                 -------------    -------------
                  TECHNOLOGY - 0.63%
       750,000    Lucent Technologies, Inc., 6.45% Bond
                    3-15-2029..................................            A           745,971          685,314
                                                                                 -------------    -------------
                  TELECOMMUNICATIONS - 2.49%
     1,000,000    360 Communications Co., 7.50% Sr Note
                    3-1-2006...................................            A           998,278        1,031,807
       750,000    Metronet Communications, 7.55% Sr Disc Note
                    6-15-2008 (Zero coupon through 6-15-2003,
                    thereafter 9.95%) (g)......................          BBB           583,226          551,250
       500,000    Sprint Capital Corp., 5.875% 5-1-2004........         BBB+           497,580          481,898
       750,000    US West Capital Funding, Inc., 6.50%
                    11-15-2018.................................           A-           745,762          663,773
                                                                                 -------------    -------------
                                                                                     2,824,846        2,728,728
                                                                                 -------------    -------------
                  TELEPHONE SERVICES - 3.44%
     1,500,000    Century Telephone Enterprises, Inc., 6.15% Sr
                    Note 1-15-2005.............................         BBB+         1,498,119        1,450,401
     2,000,000    GTE Corp., 7.51% Note 4-1-2009...............            A         1,985,809        2,072,518
       250,000    Telecommunicaciones de Puerto Rico, 6.65%
                    Note 5-15-2006 (f).........................          BBB           249,909          246,013
                                                                                 -------------    -------------
                                                                                     3,733,837        3,768,932
                                                                                 -------------    -------------
                  UTILITIES-ELECTRIC - 4.85%
     1,000,000    Detroit Edison Co., 5.90% Medium Term Note
                    4-16-2001..................................           A-         1,006,057          992,300
     1,500,000    Empresa Nacional de Electricidad, 7.325%
                    Yankee Bond 2-1-2037.......................           A-         1,500,000        1,366,436
     1,000,000    Niagara Mohawk Power, 7.25% Sr Note
                    10-1-2002..................................         BBB-           995,473        1,006,979
       750,000    Puget Sound Energy, Inc., 7.02% Medium Term
                    Note 12-1-2027.............................           A-           750,000          712,571
     1,250,000    TXU Electric Capital V, 8.175% Deb
                    1-30-2037..................................         BBB-         1,258,849        1,230,788
                                                                                 -------------    -------------
                                                                                     5,510,379        5,309,074
                                                                                 -------------    -------------
                  TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                  $  53,988,472    $  52,769,035
                                                                                 -------------    -------------
                                                                                 -------------    -------------

CORPORATE BONDS-NON-INVESTMENT GRADE - 17.98%

--------------------------------------------------------------------------------
                                                                   Standard
    Principal                                                      & Poor's                          Market
      Amount                                                        Rating         Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  AUTOMOBILE AND MOTOR VEHICLE PARTS - 0.43%
   $   500,000    Federal-Mogul Co., 7.375% Note 1-15-2006
                    (f)........................................          BB+     $     498,019    $     470,817
                                                                                 -------------    -------------
                  BROADCASTING - 0.93%
       500,000    Chancellor Media Corp., 9.00% Deb
                    10-1-2008..................................            B           551,018          508,750
       500,000    Sinclair Broadcasting Group, Inc., 10.00% Sr
                    Sub Note 9-30-2005.........................            B           500,000          511,250
                                                                                 -------------    -------------
                                                                                     1,051,018        1,020,000
                                                                                 -------------    -------------

--------------------------------------------------------------------------------

                                                                   Standard
    Principal                                                      & Poor's                          Market
      Amount                                                        Rating         Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  BUSINESS SERVICES - 0.22%
   $   250,000    Iron Mountain, Inc., 8.75% 9-30-2009.........           B-     $     250,967    $     242,500
                                                                                 -------------    -------------
                  CABLE TELEVISION - 3.89%
     1,008,177    Australis Media Ltd., 14.00% Sr Sub Disc Note
                    5-15-2003 (Zero coupon through 5-15-2000,
                    thereafter 15.75%) (a) (e).................            D           796,220               10
     1,250,000    Charter Communications Holdings LLC, 9.92% Sr
                    Disc Note 4-1-2011 (Zero coupon through
                    4-1-2004, thereafter 9.92%) (f) (g)........           B+           789,132          775,000
     1,000,000    CSC Holdings, Inc., 10.50% Sr Sub Deb
                    5-15-2016..................................          BB-         1,014,278        1,131,250
     1,000,000    Lenfest Communications, 8.25% Sr Sub Note
                    2-15-2008..................................          BB-           997,526        1,016,250
       750,000    Mediacom LLC/Capital Corp., 7.875% Sr Note
                    2-15-2011 (f)..............................           B+           739,626          669,375
       500,000    Telewest Communication plc, 9.25% Sr Disc
                    Note 4-15-2009 (Zero coupon until
                    4-15-2004, thereafter 9.25%) (e) (g).......           B+           341,849          333,125
       500,000    United International Holdings, 10.75% Sr Disc
                    Note 2-15-2008 (Zero coupon through
                    2-15-2003, thereafter 10.75%) (g)..........            B           347,275          328,750
                                                                                 -------------    -------------
                                                                                     5,025,906        4,253,760
                                                                                 -------------    -------------
                  CHEMICALS - 0.47%
       500,000    Lyondell Chemical Co., 9.875% 5-1-2007 (e)...           BB           500,469          511,250
                                                                                 -------------    -------------
                  COMPUTER-HARDWARE - 1.01%
     1,000,000    Unisys Corp., 11.75% Sr Note 10-15-2004......          BB-         1,069,238        1,110,000
                                                                                 -------------    -------------
                  ENERGY - 0.84%
     1,000,000    Energy Corp. of America, 9.50% Sr Sub Note
                    5-15-2007..................................            B         1,000,000          915,000
                                                                                 -------------    -------------
                  ENTERTAINMENT - 0.69%
       750,000    Speedway Motorsports, Inc., 8.50% Sr Sub Deb
                    8-15-2007..................................           B+           755,701          757,500
                                                                                 -------------    -------------
                  FOOD-MISCELLANEOUS - 0.45%
       500,000    Luigino's, Inc., 10.00% Sr Sub Note 2-1-2006
                    (f)........................................           B-           502,082          488,750
                                                                                 -------------    -------------
                  FOREIGN - GOVERNMENT - 0.99%
       250,000    Brazil (Republic of), 11.625% Bond
                    4-15-2004..................................           B+           247,734          231,875
       500,000    Philippines (Republic of), 8.875% Sr Note
                    4-15-2008..................................          BB+           487,782          488,125
       500,000    United Mexican States, 6.25% Secured Note Ser
                    W-B 12-31-2019.............................           BB           378,431          366,868
                                                                                 -------------    -------------
                                                                                     1,113,947        1,086,868
                                                                                 -------------    -------------
                  LEISURE TIME-AMUSEMENTS - 0.00%
        86,615    Capital Gaming Intl, Inc., 12.00% Sr Note
                    5-28-2001..................................           NR                 0                9
                                                                                 -------------    -------------
                  MEDICAL SUPPLIES - 0.49%
       500,000    Maxxim Medical, 10.50% Sr Sub Note
                    8-1-2006...................................            B           545,071          537,500
                                                                                 -------------    -------------
                  OIL-CRUDE PETROLEUM AND GAS - 0.46%
       500,000    Ocean Energy, Inc., 8.875% Sr Sub Note
                    7-15-2007..................................          BB-           508,332          498,750
                                                                                 -------------    -------------
                  PAPER - 0.46%
       500,000    Packaging Corp. of America, 9.625% Sr Sub
                    Note 4-1-2009 (f)..........................            B           513,262          507,500
                                                                                 -------------    -------------
                  STEEL AND IRON - 0.23%
       250,000    Weirton Steel Corp., 10.875% Sr Note
                    10-15-1999.................................            B           250,505          250,313
                                                                                 -------------    -------------
                  TELECOMMUNICATIONS - 4.63%
       500,000    Intermedia Communications, Inc., 8.50% Sr
                    Note 1-15-2008.............................            B           511,790          457,500
       250,000    McleodUSA, Inc., 8.125% Sr Note 2-15-2009
                    (f)........................................           NR           248,166          231,250
       750,000    Nextel Communications, Inc., 10.35% Sr Disc
                    Note 9-15-2007 (Zero coupon through
                    9-15-2002, thereafter 10.65%) (g)..........           B-           553,233          545,625
       150,000    Omnipoint Corp., 11.625% Sr Note Ser A
                    8-15-2006..................................         CCC+           146,584          153,000
       250,000    Orange plc, 9.00% Sr Sub Deb 6-1-2009 (e)....          BB-           250,937          251,250
       750,000    Qwest Communications International, Inc.,
                    7.25% Sr Note Ser B 11-1-2008..............          BB+           750,000          735,000
       750,000    RCN Corp., 10.00% Sr Note 10-15-2007.........           NR           768,573          753,750
     1,000,000    Rogers Cantel, Inc., 9.375% Sr Secured Deb
                    6-1-2008...................................          BB+         1,057,222        1,036,250
       500,000    Splitrock Services, Inc., 11.75% Sr Note
                    7-15-2008..................................           NR           503,700          467,500
       500,000    Winstar Communications, Inc., 9.83% Sr Disc
                    Note 10-15-2005 (Zero coupon until
                    10-15-2000, thereafter 14.00%) (g).........         CCC+           456,288          437,500
                                                                                 -------------    -------------
                                                                                     5,246,493        5,068,625
                                                                                 -------------    -------------

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

CORPORATE BONDS-CONTINUED
--------------------------------------------------------------------------------

                                                                   Standard
    Principal                                                      & Poor's                          Market
      Amount                                                        Rating         Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  TELEPHONE SERVICES - 0.89%
   $   500,000    Alaska Communications SY, 9.375% Sr Sub Note
                    5-15-2009 (e)..............................           B+     $     500,476    $     480,000
       500,000    Level 3 Communications, Inc., 9.125% Sr Note
                    5-1-2008...................................            B           498,761          491,250
                                                                                 -------------    -------------
                                                                                       999,237          971,250
                                                                                 -------------    -------------
                  TEXTILE MANUFACTURING - 0.90%
     1,000,000    Pillowtex Corp., 10.00% Sr Sub Note
                    11-15-2006.................................           B+         1,045,912          990,625
                                                                                 -------------    -------------
                  TOTAL CORPORATE BONDS - NON-INVESTMENT
                    GRADE......................................                  $  20,876,159    $  19,681,017
                                                                                 -------------    -------------
                                                                                 -------------    -------------

U.S. GOVERNMENT SECURITIES-17.59%

--------------------------------------------------------------------------------
    Principal                                                                         Market
      Amount                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.96%
                  MORTGAGE BACKED SECURITIES:
   $ 3,522,417    6.00% 2013...................................   $   3,532,064    $   3,402,119
       275,011    6.30% 2008...................................         275,344          268,594
     1,445,881    6.63% 2005...................................       1,483,111        1,450,717
     2,668,721    7.00% 2028...................................       2,709,145        2,641,797
       939,163    7.50% 2022-2027..............................         968,909          949,812
                                                                  -------------    -------------
                  TOTAL FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION................................       8,968,573        8,713,039
                                                                  -------------    -------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
                  1.87%
                  MORTGAGE BACKED SECURITIES:
     1,298,279    9.00% 2020...................................       1,359,948        1,377,915
       624,849    9.50% 2019...................................         648,907          667,039
                                                                  -------------    -------------
                  TOTAL GOVERNMENT NATIONAL MORTGAGE
                    ASSOCIATION................................       8,788,974         9,00,414
                                                                  -------------    -------------
                  U.S. TREASURY SECURITIES - 7.76%
                  BONDS:
    10,450,000    6.04% 2019 Zero Coupon Strip (g).............       3,248,941        3,035,297
     2,000,000    8.125% 2021..................................       2,590,567        2,428,750
                                                                  -------------    -------------
                                                                      5,839,508        5,464,047
                                                                  -------------    -------------
                  NOTES:
     3,000,000    6.125% 2007..................................       3,028,325        3,032,814
                                                                  -------------    -------------
                  TOTAL U.S. TREASURY SECURITIES...............       8,867,833        8,496,861
                                                                  -------------    -------------
                                                                  -------------    -------------
                  TOTAL U.S. GOVERNMENT SECURITIES.............   $  19,845,261    $  19,254,854
                                                                  -------------    -------------
                                                                  -------------    -------------

COMMON STOCKS-0.00%

--------------------------------------------------------------------------------
                                                                                      Market
      Shares                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
                  CONSUMER GOODS - 0.00%
         1,000    Iridium LLC/Capital Corp. (Warrants) (a)
                    (e)........................................   $      96,501    $         500
                                                                  -------------    -------------
                  LEISURE TIME-AMUSEMENTS - 0.00%
         6,300    Capital Gaming International, Inc. (a).......               0               63
                                                                  -------------    -------------
                  TOTAL COMMON STOCKS..........................          96,501              563
                                                                  -------------    -------------
                                                                  -------------    -------------
                  TOTAL LONG-TERM INVESTMENTS..................   $ 109,116,280    $ 106,316,262
                                                                  -------------    -------------
                                                                  -------------    -------------

SHORT-TERM INVESTMENTS-0.04%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS - 0.04%
   $    45,461    U.S. Bank N.A. Money Market Variable Rate
                    Time Deposit, Current rate -- 4.91%........   $      45,461
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $109,161,741)(b)...........................   $ 106,361,723
                                                                  -------------
                                                                  -------------

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At June 30, 1999, the cost of securities for federal income tax purposes was $109,194,752 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $  1,018,964
Unrealized depreciation.....................................    (3,851,993)
--------------------------------------------------------------------------
Net unrealized depreciation.................................  $ (2,833,029)
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statement regarding valuations of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.45% of total net assets as of June 30, 1999.
 (e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Year Acquired                   Shares/Par  Security                                  Cost Basis
------------------------------  ----------  ----------------------------------------  ------------------
1999                              500,000   Alaska Communications SY, 9.375% Sr Sub
                                              Note 5-15-2009                              $  500,476
1997                            1,008,177   Australis Media Ltd., 16.20 Sr Sub Disc
                                              Note 5-15-2003 (Zero coupon through
                                              5-15-2000, thereafter 15.75%)                  796,220
1996                              390,092   DLJ Mortgage Acceptance Corp., 7.28% Ser
                                              1996-CF1 3-13-2028                             392,936
1997                                1,000   Iridium LLC/Capital Corp. (Warrants)              96,501
1999                              500,000   Lyondell Chemical Co., 9.875% 5-1-2007           500,469
1999                              250,000   Orange plc, 9.00% Sr Sub Deb 6-1-2009            250,937
1998                            1,250,000   Prudential Insurance Co., 6.375% Sr Note
                                              7-23-2006                                    1,244,979
1999                              500,000   Telewest Communication plc, 8.87% Sr
                                              Note 4-15-2009 (Zero coupon until
                                              4-15-2004, thereafter 9.25%)                   341,849

The aggregate value of these securities at June 30, 1999, was $3,168,820, which represents 2.90% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at June 30, 1999, was $6,756,910, which represents 6.17% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (h) The interest rate disclosed for principal only strips represents the effective yield at June 30, 1999, based upon future cash flows. This investment has been identified by portfolio management as a liquid security. The aggregate value of this security at June 30, 1999, was $410,196, which represents .37% of total net assets.
  * Moody's Rating

FORTIS SERIES FUND, INC.
GLOBAL BOND SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

CORPORATE BONDS-INVESTMENT GRADE-63.69%

--------------------------------------------------------------------------------
                                                                Standard
    Principal                                                   & Poor's                       Market
   Amount (d)                                                    Rating     Cost (a)(d)     Value (b)(d)
   -----------                                                  ---------   ------------    ------------
                 AUSTRALIA - 6.60%
   $1,140,000    Australian Government (Australian Dollar),
                   9.00% 9-15-2004............................    AAA       $   857,446     $   856,742
    1,100,000    Australian Government (Australian Dollar),
                   9.75% 3-15-2002............................    AAA           787,836         803,535
                                                                            ------------    ------------
                                                                              1,645,282       1,660,277
                                                                            ------------    ------------
                 AUSTRIA - 2.89%
      700,000    Republic of Austria (US Dollar), 7.875%
                   3-26-2002..................................    AAA           722,104         726,460
                                                                            ------------    ------------
                 CANADA - 5.84%
      950,000    Canadian Government (Canadian Dollar), 7.00%
                   12-1-2006..................................    AAA           703,395         699,236
      741,373    Canadian Government (European Monetary Unit),
                   4.875% 7-7-2008............................    AA+           802,992         771,430
                                                                            ------------    ------------
                                                                              1,506,387       1,470,666
                                                                            ------------    ------------
                 DENMARK - 7.59%
    4,100,000    Kingdom of Denmark (Danish Krone), 6.00%
                   11-15-2009.................................    AAA           731,289         618,763
    1,000,000    Kingdom of Denmark (Danish Krone), 7.00%
                   11-15-2007.................................    AAA           182,613         158,526
    7,600,000    Kingdom of Denmark (Danish Krone), 9.00%
                   11-15-2000.................................    AAA         1,231,978       1,132,603
                                                                            ------------    ------------
                                                                              2,145,880       1,909,892
                                                                            ------------    ------------
                 FRANCE - 5.75%
    1,370,000    Government of France (European Monetary
                   Unit), 4.50% Treasury Bill 7-12-2002.......    Aaa*        1,515,747       1,447,583
                                                                            ------------    ------------
                 GERMANY - 24.14%
    1,580,000    Bundesobligation (European Monetary Unit),
                   3.25% 2-17-2004............................    Aaa*        1,659,270       1,588,224
    1,000,000    Bundesobligation (European Monetary Unit),
                   4.50% 5-19-2003............................    AAA         1,092,730       1,057,701
    1,235,727    Bundesrepublic Deutschland (European Monetary
                   Unit), 6.00% Bond 1-5-2006.................    Aaa*        1,495,219       1,398,114
      460,162    Deutsche Ausgleichsbank (European Monetary
                   Unit), 6.375% 11-7-2002....................    AAA           545,008         512,254
      587,985    Deutsche Pfandbrief Bank (European Monetary
                   Unit), 4.75% 7-15-2008 (e).................    AAA           628,948         605,313
      178,952    Freistaat Bayern (European Monetary Unit),
                   6.00% 10-30-2006...........................    NR            201,912         201,367
      281,210    Kredit Fuer Wiederaufbau (European Monetary
                   Unit), 5.00% 1-4-2009......................    AAA           301,234         296,681
      204,516    Kredit Fuer Wiederaufbau (European Monetary
                   Unit), 5.50% 1-22-2018.....................    AAA           220,930         209,110
      360,000    Landeskreditbank Baden-Wuerttemberg (German
                   Deutschemark), 6.625% 8-20-2003............    AAA           255,315         207,686
                                                                            ------------    ------------
                                                                              6,400,566       6,076,450
                                                                            ------------    ------------
                 NETHERLANDS - 1.56%
      344,872    Netherlands Government (European Monetary
                   Unit), 7.00% 2-15-2003.....................    AAA           409,681         394,006
                                                                            ------------    ------------
                 UNITED KINGDOM - 5.71%
      720,000    United Kingdom Treasury (British Pound),
                   9.00% 10-13-2008...........................    AAA         1,578,510       1,437,737
                                                                            ------------    ------------
                 UNITED STATES - 3.61%
      850,000    General Electric Capital Corp., 8.125%
                   2-23-2007..................................    AAA           916,293         910,052
                                                                            ------------    ------------
                 TOTAL CORPORATE BONDS - INVESTMENT GRADE.....              $16,840,450     $16,033,123
                                                                            ------------    ------------
                                                                            ------------    ------------

U.S. GOVERNMENT SECURITIES-30.45%

--------------------------------------------------------------------------------
    Principal                                                                       Market
     Amount                                                        Cost (a)       Value (b)
   -----------                                                   ------------    ------------
                 FEDERAL HOME LOAN MORTGAGE CORP. - 3.85%
                 NOTES:
   $  990,000    5.75% 2003-2009..............................   $ 1,009,230     $   968,602
                                                                 ------------    ------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.10%
                 NOTES:
    1,300,000    5.125% 2004..................................     1,237,465       1,245,629
      300,000    6.00% 2008...................................       304,882         290,103
                                                                 ------------    ------------
                 TOTAL FEDERAL NATIONAL MORTGAGE
                   ASSOCIATION................................     1,542,347       1,535,732
                                                                 ------------    ------------

--------------------------------------------------------------------------------

    Principal                                                                       Market
     Amount                                                        Cost (a)       Value (b)
   -----------                                                   ------------    ------------
                 U.S. TREASURY SECURITIES - 20.50%
                 BONDS:
   $  340,000    8.00% 2021...................................   $   419,948     $   409,063
      635,000    11.75% 2014..................................       960,137         903,684
      830,000    12.50% 2014..................................     1,344,986       1,220,879
                                                                 ------------    ------------
                                                                   2,725,071       2,533,626
                                                                 ------------    ------------
                 NOTES:
    1,400,000    5.00% 2001...................................     1,396,301       1,389,063
    1,150,000    7.50% 2005...................................     1,234,497       1,238,406
                                                                 ------------    ------------
                                                                   2,630,798       2,627,469
                                                                 ------------    ------------
                 TOTAL U.S. TREASURY SECURITIES...............     5,355,869       5,161,095
                                                                 ------------    ------------
                                                                 ------------    ------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............     7,907,446       7,665,429
                                                                 ------------    ------------
                                                                 ------------    ------------
                 TOTAL LONG-TERM INVESTMENTS..................   $24,747,896     $23,698,552
                                                                 ------------    ------------
                                                                 ------------    ------------

SHORT-TERM INVESTMENTS-2.73%

--------------------------------------------------------------------------------
   Principal                                                      Market
    Amount                                                      Value (b)
   ---------                                                   ------------
               BANKS - 0.00%
   $    777    U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 4.91%........   $       777
                                                               ------------
               INVESTMENT COMPANY - 2.73%
    685,949    First American Institutional Government Fund,
                 Current rate -- 4.58%......................       685,949
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................       686,726
                                                               ------------
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $25,434,622) (a)...........................   $24,385,278
                                                               ------------
                                                               ------------

 (a) At June 30, 1999, the cost of securities for federal income tax purposes was $25,456,438 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $    32,128
Unrealized depreciation.....................................   (1,103,288)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $(1,071,160)
-------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) Cost and market value are stated in U.S. dollars; principal amount is stated in the currency indicated.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". The portfolio entered into the following Section 144A security transaction: July 15, 1998 the portfolio acquired $587,985 par of Deutsche Pfandbrief Bank due 2008 with a cost basis of $628,948. The value of this security at June 30, 1999, is $605,313 which represents 2.40% of total net assets. This investment has been identified by portfolio management as an illiquid security.
  * Moody's Rating

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

PREFERRED STOCKS-0.71%

--------------------------------------------------------------------------------
                                                                              Market
   Shares                                                    Cost (b)       Value (c)
   -----                                                   ------------    ------------
           OIL-REFINING - 0.71%
    500    R&B Falcon Corp., 13.875% Cumm. Preferred
             (with warrants) (e)........................   $   500,000     $   506,954
                                                           ------------    ------------

CORPORATE BONDS-INVESTMENT GRADE - 1.70%

--------------------------------------------------------------------------------
                                                                Standard
    Principal                                                   & Poor's                       Market
     Amount                                                      Rating       Cost (b)       Value (c)
   -----------                                                  ---------   ------------    ------------
                 FINANCIAL SERVICES - 0.13%
   $   81,000    Homeside, Inc., 11.25% Second Priority Sr
                   Secured Note 5-15-2003.....................    A+        $    81,000     $    92,138
                                                                            ------------    ------------
                 TELECOMMUNICATIONS - 1.57%
    1,000,000    Comcast Cellular Holdings, 9.50% Sr Note
                   5-1-2007...................................    BBB-        1,040,437       1,118,750
                                                                            ------------    ------------
                 TOTAL CORPORATE BONDS - INVESTMENT GRADE.....              $ 1,121,437     $ 1,210,888
                                                                            ------------    ------------
                                                                            ------------    ------------

CORPORATE BONDS-NON-INVESTMENT GRADE - 87.30%

--------------------------------------------------------------------------------
                                                                Standard
    Principal                                                   & Poor's                       Market
     Amount                                                      Rating       Cost (b)       Value (c)
   -----------                                                  ---------   ------------    ------------
                 APPAREL - 0.76%
   $  500,000    Hosiery Corp. of America, Inc., 13.75% Sr Sub
                   Note 8-1-2002..............................    B-        $   524,922     $   540,000
                                                                            ------------    ------------
                 AUTOMOBILE AND MOTOR VEHICLE PARTS - 3.03%
    1,000,000    Diamond Triumph Auto, 9.25% Sr Note 4-1-2008
                   (e)........................................    B+          1,018,514         970,000
      500,000    Dura Operating Corp., 9.00% Sr Sub Note
                   5-1-2009 (e)...............................    B             500,672         477,500
      750,000    Hayes Lemmerz International, Inc., 8.25% Sr
                   Sub Note 12-15-2008 (f)....................    B             750,000         714,375
                                                                            ------------    ------------
                                                                              2,269,186       2,161,875
                                                                            ------------    ------------
                 BROADCASTING - 7.22%
      250,000    Ackerley Group, Inc., 9.00% Sr Sub Note
                   1-15-2009..................................    B             250,000         246,875
    2,500,000    Chancellor Media Corp., 8.00% Sr Note
                   11-1-2008..................................    B+          2,479,687       2,450,000
      500,000    Grupo Televisa S.A., 8.08% Sr Disc Note
                   5-15-2008 (Zero coupon through 5-15-2001,
                   thereafter 13.25%) (g).....................    BB            434,079         403,750
      500,000    Shop at Home, Inc., 11.00% Sr Secured Note
                   4-1-2005...................................    B             500,000         500,000
    1,000,000    Sinclair Broadcasting Group, Inc., 10.00% Sr
                   Sub Note 9-30-2005.........................    B           1,028,953       1,022,500
      500,000    Young Broadcasting Corp., 11.75% Sr Sub Note
                   11-15-2004.................................    B             543,515         530,000
                                                                            ------------    ------------
                                                                              5,236,234       5,153,125
                                                                            ------------    ------------
                 BUSINESS SERVICES - 1.06%
      750,000    Avis Rent A Car, Inc., 11.00% Sr Sub Note
                   5-1-2009 (f)...............................    BB-           750,017         759,375
                                                                            ------------    ------------
                 CABLE TELEVISION - 13.12%
    1,000,000    Adelphia Communications, Inc., 9.25% Sr Note
                   10-1-2002..................................    B+          1,014,752       1,012,500
    3,033,461    Australis Media Ltd., Sr Sub Disc Note
                   5-15-2003 (Zero coupon through 5-15-2000,
                   thereafter 15.75%) (with warrants) (a)
                   (e)........................................    D           2,277,149              30
    1,000,000    Century Communications Corp., 8.875% Sr Note
                   1-15-2007..................................    BB-         1,028,071       1,000,000
    2,000,000    Charter Communications Holdings LLC, 9.92% Sr
                   Disc Note 4-1-2011 (Zero coupon through
                   4-1-2004, thereafter 9.92%) (f) (g)........    B+          1,262,611       1,240,000
    1,000,000    CSC Holdings, Inc., 9.25% Sr Sub Note
                   11-1-2005..................................    BB-         1,045,448       1,032,500
      500,000    Galaxy Telecom L.P., 12.375% Sr Sub Note
                   10-1-2005..................................    B-            540,791         552,500
      500,000    Lenfest Communications, 7.625% Sr Note
                   2-15-2008..................................    BB+           498,740         510,000
      500,000    Lenfest Communications, 8.25% Sr Sub Note
                   2-15-2008..................................    BB-           498,763         508,125
      500,000    Mediacom LLC/Capital Corp., 7.875% Sr Note
                   2-15-2011 (f)..............................    B+            445,945         446,250
      500,000    Mediacom LLC/Capital Corp., 8.50% Sr Note
                   4-15-2008..................................    B+            500,000         470,000
      500,000    Olympus Communication L.P., 10.625% Sr Note
                   11-15-2006.................................    B+            500,000         540,000
      500,000    Rifkin Acquisition Partners L.P., 11.125% Sr
                   Sub Note 1-15-2006.........................    B-            547,263         557,500

--------------------------------------------------------------------------------

                                                                Standard
    Principal                                                   & Poor's                       Market
     Amount                                                      Rating       Cost (b)       Value (c)
   -----------                                                  ---------   ------------    ------------
   $1,500,000    Telewest Communication plc, 8.87% Sr Disc
                   Note 4-15-2009 (Zero coupon until
                   4-15-2004, thereafter 9.25%) (e) (g).......    B+        $   990,356     $   999,375
      750,000    United International Holdings, 11.27% Sr Disc
                   Note 2-15-2008 (Zero coupon through
                   2-15-2003, thereafter 10.75%) (g)..........    B             504,453         493,125
                                                                            ------------    ------------
                                                                             11,654,342       9,361,905
                                                                            ------------    ------------
                 CHEMICALS - 2.14%
      500,000    Agricultural Minerals & Chemicals, 10.75% Sr
                   Note 9-30-2003.............................    BB-           518,354         495,625
      500,000    NL Industries, Inc., 11.75% Sr Secured Note
                   10-15-2003.................................    B             545,116         525,000
    1,000,000    Trans-Resources, Inc., 11.88% Sr Disc Note
                   3-15-2008 (Zero coupon through 3-15-2003,
                   thereafter 12.00%) (g).....................    B-            653,184         505,000
                                                                            ------------    ------------
                                                                              1,716,654       1,525,625
                                                                            ------------    ------------
                 CONSUMER GOODS - 0.73%
      250,000    Chattem, Inc., 12.75% Sr Sub Note Ser B
                   6-15-2004..................................    B-            256,914         272,500
      125,000    Simmons Co., 10.25% Sr Sub Note 3-15-2009
                   (f)........................................    B-            125,000         126,875
      125,000    Windmere-Durable Holdings, 10.00% Sr Sub Note
                   7-31-2008..................................    B-            125,000         119,375
                                                                            ------------    ------------
                                                                                506,914         518,750
                                                                            ------------    ------------
                 DAIRY PRODUCTS - 1.26%
    1,000,000    Fage Dairy Industries S.A., 9.00% Sr Note
                   2-1-2007...................................    BB            969,654         900,000
                                                                            ------------    ------------
                 ELECTRICAL-COMPONENTS AND PARTS - 0.68%
      500,000    Wesco Distribution, Inc., 9.125% Sr Sub Note
                   6-1-2008...................................    B             498,490         483,750
                                                                            ------------    ------------
                 ENERGY - 1.28%
    1,000,000    Energy Corp. of America, 9.50% Sr Sub Note
                   5-15-2007..................................    B             997,811         915,000
                                                                            ------------    ------------
                 ENTERTAINMENT - 1.37%
      500,000    Isle of Capri Casinos, 8.75% Sr Sub Note
                   4-15-2009 (e)..............................    B             500,000         468,750
      500,000    Speedway Motorsports, Inc., 8.50% Sr Sub Deb
                   8-15-2007..................................    B+            504,347         505,000
                                                                            ------------    ------------
                                                                              1,004,347         973,750
                                                                            ------------    ------------
                 FOOD-MISCELLANEOUS - 2.12%
      750,000    Agrilink Foods, Inc., 11.875% Sr Sub Note
                   11-1-2008..................................    B             750,000         772,500
      250,000    Fresh Foods, Inc., 10.75% Sr Note 6-1-2006...    B             250,000         248,125
      500,000    Luigino's, Inc., 10.00% Sr Sub Note 2-1-2006
                   (f)........................................    B-            502,082         488,750
                                                                            ------------    ------------
                                                                              1,502,082       1,509,375
                                                                            ------------    ------------
                 FOREIGN-GOVERNMENT - 0.51%
      500,000    United Mexican States, 6.25% Secured Note Ser
                   W-B 12-31-2019.............................    BB            378,431         366,869
                                                                            ------------    ------------
                 FOREST PRODUCTS - 1.79%
      750,000    Domtar, Inc., 8.75% Note 8-1-2006............    BB+           782,158         776,250
      500,000    Stone Container Corp., 9.875% Sr Note
                   2-1-2001...................................    B             506,047         503,125
                                                                            ------------    ------------
                                                                              1,288,205       1,279,375
                                                                            ------------    ------------
                 HEALTH CARE SERVICES - 2.06%
    1,000,000    Quorum Health Group, Inc., 8.75% Sr Sub Note
                   11-1-2005..................................    B+          1,036,848         979,375
      500,000    Tenet Healthcare Corp., 8.625% Sr Sub Note
                   1-15-2007..................................    BB-           515,609         492,500
                                                                            ------------    ------------
                                                                              1,552,457       1,471,875
                                                                            ------------    ------------
                 LEISURE TIME-AMUSEMENTS - 3.92%
    1,500,000    Argosy Gaming, 10.75% Sr Sub Note 6-1-2009
                   (e)........................................    B-          1,500,761       1,533,750
       43,307    Capital Gaming International, Inc., 12.00% Sr
                   Note 5-15-2001 (e).........................    NR                  0               4
      250,000    Florida Panthers Holdings, 9.875% Sr Sub Note
                   4-15-2009..................................    B-            250,401         233,750
    1,000,000    Station Casinos, Inc., 10.125% Sr Sub Note
                   3-15-2006..................................    B+            968,404       1,032,500
                                                                            ------------    ------------
                                                                              2,719,566       2,800,004
                                                                            ------------    ------------

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

CORPORATE BONDS-CONTINUED
--------------------------------------------------------------------------------

                                                                Standard
    Principal                                                   & Poor's                       Market
     Amount                                                      Rating       Cost (b)       Value (c)
   -----------                                                  ---------   ------------    ------------
                 MACHINERY - 1.86%
   $  500,000    Anthony Crane Rentals, 10.375% Sr Note
                   8-1-2008...................................    B         $   500,000     $   482,500
    1,000,000    Clark Material Handling Co., 10.75% Sr Note
                   11-15-2006.................................    B+          1,024,241         845,000
                                                                            ------------    ------------
                                                                              1,524,241       1,327,500
                                                                            ------------    ------------
                 MACHINERY-TOOLS - 1.51%
    1,100,000    Simonds Industries, 10.25% Sr Sub Note
                   7-1-2008...................................    B-          1,061,368       1,078,000
                                                                            ------------    ------------
                 MEDICAL SUPPLIES - 0.75%
      500,000    Maxxim Medical, 10.50% Sr Sub Note
                   8-1-2006...................................    B             545,071         537,500
                                                                            ------------    ------------
                 MISCELLANEOUS - 0.66%
      500,000    La Petite Acad/LPA Holdings, 10.00% Sr Note
                   5-15-2008..................................    B-            500,000         471,250
                                                                            ------------    ------------
                 OFFICE EQUIPMENT AND SUPPLIES - 0.66%
      500,000    Iron Mountain, Inc., 8.25% Sr Sub Note
                   7-1-2011 (e)...............................    B-            498,822         467,500
                                                                            ------------    ------------
                 OIL-CRUDE PETROLEUM AND GAS - 1.40%
    1,000,000    Ocean Energy, Inc., 8.875% Sr Sub Note
                   7-15-2007..................................    BB-           991,940         997,500
                                                                            ------------    ------------
                 OIL-OFFSHORE DRILLING - 1.09%
      750,000    RBF Finance Co., 11.375% Sr Secured Note
                   3-15-2009 (f)..............................    BB-           750,000         776,250
                                                                            ------------    ------------
                 PAPER - 1.98%
    1,000,000    Packaging Corp. of America, 9.625% Sr Sub
                   Note 4-1-2009 (f)..........................    B           1,000,000       1,015,000
      500,000    Plainwell, Inc., 11.00% Sr Sub Note
                   3-1-2008...................................    B-            500,000         400,000
                                                                            ------------    ------------
                                                                              1,500,000       1,415,000
                                                                            ------------    ------------
                 PRINTING - 4.20%
      500,000    Cadmus Communication Corp., 9.75% Sr Sub Note
                   6-1-2009 (e)...............................    B             500,307         500,000
      500,000    Day International Group, Inc., 11.125% Sr
                   Note 6-1-2005..............................    B+            540,047         530,000
      750,000    Mail-Well Corp., 8.75% Sr Sub Note
                   12-15-2008.................................    B+            752,934         727,500
      250,000    Phoenix Color Corp., 10.375% Sr Sub Note
                   2-1-2009...................................    B-            250,847         245,000
    1,000,000    World Color Press, Inc., 8.375% Sr Sub Note
                   11-15-2008.................................    BB-         1,000,000         995,000
                                                                            ------------    ------------
                                                                              3,044,135       2,997,500
                                                                            ------------    ------------
                 PUBLISHING - 1.36%
      500,000    Garden State Newspapers, 8.75% Sr Sub Note
                   10-1-2009..................................    B+            503,446         490,000
      500,000    Primedia, Inc., 7.625% Sr Note 4-1-2008......    BB-           497,400         477,500
                                                                            ------------    ------------
                                                                              1,000,846         967,500
                                                                            ------------    ------------
                 RESTAURANTS AND FRANCHISING - 0.68%
      500,000    Advantica Restaurant Group, Inc., 11.25% Sr
                   Note 1-15-2008.............................    B             537,450         481,250
                                                                            ------------    ------------
                 SHIP BUILDING, SHIPPING - 1.45%
    1,000,000    Newport News Ship Building, 9.25% Sr Sub Note
                   12-1-2006..................................    B+          1,057,519       1,035,000
                                                                            ------------    ------------
                 STEEL AND IRON - 0.67%
      500,000    Wheeling-Pittsburgh Corp., 9.25% Sr Note
                   11-15-2007.................................    BB-           510,264         475,000
                                                                            ------------    ------------
                 TELECOMMUNICATIONS - 18.56%
      250,000    Centennial Cellular, 10.75% Sr Sub Note
                   12-15-2008 (f).............................    CCC+          250,000         258,125
      500,000    Emmis Communications Corp., 8.125% Sr Sub
                   Note 3-15-2009 (f).........................    B-            500,000         475,625
      750,000    Hermes Europe Railtel B.V., 10.375% Sr Sub
                   Note 1-15-2009.............................    B             750,000         759,375
      500,000    Hyperion Telecommunications, 12.25% Sr Note
                   9-1-2004...................................    BB-           532,965         527,500
      500,000    Intermedia Communications, Inc., 7.19% Sr
                   Disc Note 7-15-2007 (Zero Coupon through
                   7-15-2002, thereafter 11.25%) (g)..........    B             403,457         356,250
      750,000    Intermedia Communications, Inc., 8.50% Sr
                   Note 1-15-2008.............................    B             776,188         686,250
    1,000,000    ITC Deltacom, Inc., 11.00% Sr Note
                   6-1-2007...................................    B           1,120,599       1,086,250
      500,000    ITC Deltacom, Inc., 9.72% Sr Note
                   11-15-2008.................................    B             500,000         512,500
      250,000    McleodUSA, Inc., 8.125% Sr Note 2-15-2009
                   (f)........................................    NR            250,000         231,250
      970,000    McleodUSA, Inc., 9.25% Sr Note 7-15-2007.....    B+          1,039,246         962,725
      250,000    McleodUSA, Inc., 9.50% Sr Note 11-1-2008.....    B+            250,000         248,125
      500,000    Metromedia Fiber Network, Inc., 10.00% Sr
                   Note 11-15-2008............................    B             502,419         513,750

--------------------------------------------------------------------------------

                                                                Standard
    Principal                                                   & Poor's                       Market
     Amount                                                      Rating       Cost (b)       Value (c)
   -----------                                                  ---------   ------------    ------------
   $  500,000    Metronet Communications, 6.46% Sr Disc Note
                   6-15-2008 (Zero coupon through 6-15-2003,
                   thereafter 9.95%) (g)......................    B         $   388,818     $   367,500
    2,000,000    Nextel Communications, Inc., 9.12% Sr Disc
                   Note 9-15-2007 (Zero coupon through
                   9-15-2002, thereafter 10.65%) (g)..........    B-          1,497,868       1,455,000
    1,750,000    NTL, Inc., 12.375% Sr Note 10-1-2008 (Zero
                   coupon through 10-1-2003, thereafter
                   12.375%) (g)...............................    B-          1,060,906       1,194,375
      650,000    Omnipoint Corp., 11.625% Sr Note Ser A
                   8-15-2006..................................    CCC+          633,436         663,000
    1,000,000    Qwest Communications International, 8.29% Sr
                   Disc Note 2-1-2008 (Zero coupon through
                   2-1-2003, thereafter 8.29%) (g)............    BB+           748,313         740,000
    1,000,000    Rogers Cantel, Inc., 9.375% Sr Secured Deb
                   6-1-2008...................................    BB+         1,057,222       1,036,250
    1,250,000    Splitrock Services, Inc., 11.75% Sr Note
                   7-15-2008..................................    NR          1,237,610       1,168,750
                                                                            ------------    ------------
                                                                             13,499,047      13,242,600
                                                                            ------------    ------------
                 TELEPHONE SERVICES - 2.32%
    3,000,000    Telecorp PCS, Inc., 11.625% Sr Sub Note
                   4-15-2009 (Zero coupon through 4-15-2004,
                   thereafter 11.625%) (e) (g)................    B3*         1,746,223       1,657,500
                                                                            ------------    ------------
                 TEXTILE MANUFACTURING - 2.53%
      500,000    Anvil Knitwear, Inc., 10.875% Sr Note
                   3-15-2007..................................    B-            509,286         325,000
      750,000    Galey & Lord, Inc., 9.125% Sr Sub Note
                   3-1-2008...................................    B             746,584         491,250
    1,000,000    Pillowtex Corp., 10.00% Sr Sub Note
                   11-15-2006.................................    B+          1,066,463         990,000
                                                                            ------------    ------------
                                                                              2,322,333       1,806,250
                                                                            ------------    ------------
                 UTILITIES-ELECTRIC - 1.32%
    1,000,000    AES Corp., 8.50% Sr Sub Note 11-1-2007.......    B+          1,024,623         942,500
                                                                            ------------    ------------
                 WASTE DISPOSAL - 1.25%
      500,000    IT Group, Inc., 11.25% Sr Sub Note 4-1-2009
                   (e)........................................    B+            500,000         480,000
      375,000    Norcal Waste Systems, Inc., 13.50% Increasing
                   Rate Sr Note 11-15-2005....................    BB-           375,000         414,375
                                                                            ------------    ------------
                                                                                875,000         894,375
                                                                            ------------    ------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................              $66,558,194     $62,290,628
                                                                            ------------    ------------
                                                                            ------------    ------------

COMMON STOCKS AND WARRANTS-0.40%

--------------------------------------------------------------------------------
                                                                                    Market
     Shares                                                        Cost (b)       Value (c)
   -----------                                                   ------------    ------------
                 APPAREL - 0.01%
          250    Hosiery Corp. of America, Inc. Class A (a)
                   (e)........................................   $     4,230     $    10,000
                                                                 ------------    ------------
                 AUTOMOBILE AND MOTOR VEHICLE PARTS - 0.00%
          250    Highwaymaster Communications, Inc. (Warrants)
                   (a) (e)....................................         2,500              62
                                                                 ------------    ------------
                 CABLE TELEVISION - 0.00%
        1,500    People's Choice T.V. Corp. (Warrants) (a)
                   (e)........................................            15               0
                                                                 ------------    ------------
                 CONSUMER GOODS - 0.00%
        1,000    Wireless One, Inc. (Warrants) (a)............         7,831              10
                                                                 ------------    ------------
                 LEISURE TIME-AMUSEMENTS - 0.00%
        3,150    Capital Gaming International, Inc. (a).......             0              32
                                                                 ------------    ------------
                 PUBLISHING - 0.01%
        2,217    Marvel Enterprises, Inc. Class A (Warrants)
                   (a)........................................       149,757           2,078
        3,755    Marvel Enterprises, Inc. Class C (Warrants)
                   (a)........................................       507,310             939
                                                                 ------------    ------------
                                                                     657,067           3,017
                                                                 ------------    ------------
                 TELECOMMUNICATIONS - 0.38%
        3,300    Clearnet Communications, Inc. (Warrants) (a)
                   (e)........................................        42,075          27,383
       14,168    e.spire Communications, Inc. (Warrants)
                   (a)........................................       137,340         149,650
        2,560    Powertel, Inc. (Warrants) (a) (e)............        18,824          19,584

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS AND WARRANTS-CONTINUED
--------------------------------------------------------------------------------

                                                                                    Market
     Shares                                                        Cost (b)       Value (c)
   -----------                                                   ------------    ------------
        1,250    Splitrock Service (Warrants) (a).............   $    15,398     $    75,000
                                                                 ------------    ------------
                                                                     213,637         271,617
                                                                 ------------    ------------
                 TOTAL COMMON STOCKS AND WARRANTS.............       885,280         284,738
                                                                 ------------    ------------
                                                                 ------------    ------------
                 TOTAL LONG-TERM INVESTMENTS..................   $69,064,911     $64,293,208
                                                                 ------------    ------------
                                                                 ------------    ------------

SHORT-TERM INVESTMENTS - 7.52%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS - 2.59%
   $1,845,290    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 4.80%........   $ 1,845,290
                                                                 ------------
                 DIVERSIFIED FINANCE - 4.93%
    3,522,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 4.71%......................     3,522,000
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................     5,367,290
                                                                 ------------
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $74,432,201)(b)............................   $69,660,498
                                                                 ------------
                                                                 ------------

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At June 30, 1999, the cost of securities for federal income tax purposes was $74,435,351 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $   788,447
Unrealized depreciation.....................................   (5,563,300)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $(4,774,853)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.86% of total net assets as of June 30, 1999.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired   Shares/Par   Security                                                          Cost Basis
----------------  -----------  ----------------------------------------------------------------  -----------
1990               1,500,000   Argosy Gaming due 2009 - 144A                                     $ 1,500,761
1996 - 1998        3,033,461   Australis Media Ltd. due 2003                                       2,277,149
1999                 500,000   Cadmus Communication Corp. due 2009 - 144A                            500,307
1999                  43,307   Capital Gaming International, Inc. due 2001                                 0
1996                   3,300   Clearnet Communications, Inc. (Warrants)                               42,075
1998               1,000,000   Diamond Triumph Auto due 2008 - 144A                                1,018,514
1999                 500,000   Dura Operating Corp. due 2009 - 144A                                  500,672
1998                     250   Highwaymaster Communications, Inc. (Warrants) - 144A                    2,500
1994                     250   Hosiery Corp. of America, Inc. Class A - 144A                           4,230
1999                 500,000   Iron Mountain, Inc. due 2011 - 144A                                   498,822
1999                 500,000   Isle of Capri Casinos due 2009 - 144A                                 500,000
1999                 500,000   IT Group, Inc. due 2009 - 144A                                        500,000
1996                   1,500   People's Choice T.V. Corp. (Warrants)                                      15
1997                   2,560   Powertel, Inc. (Warrants)                                              18,824
1999                     500   R&B Falcon Corp. 13.875% Cumm. Preferred (with warrants) - 144A       500,000
1999               3,000,000   Telecorp PCS, Inc. due 2009 - 144A                                  1,746,223
1999               1,500,000   Telewest Communications plc due 2009 - 144A                           990,356

      The aggregate value of these securities at June 30, 1999, was $8,118,392, which represents 11.38% of total net assets.
 (f) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 1999, was $6,531,875, which represents 9.15% of total net assets.
 (g) The interest rates disclosed for these securities represents the effective yield on the date of acquisition.
  * Moody's Rating

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-57.01%

--------------------------------------------------------------------------------
                                                                                      Market
      Shares                                                         Cost (b)       Value (c)
   -------------                                                   ------------    ------------
                   AUSTRALIA - 0.52%
         125,400   CSR Limited -- BUILDING MATERIALS............   $   347,548     $   358,570
                                                                   ------------    ------------
                   BELGIUM - 0.58%
           4,740   Delhaize-Le Lion
                     S.A. -- RETAIL-MISCELLANEOUS...............       332,792         403,534
                                                                   ------------    ------------
                   BERMUDA - 0.40%
          10,300   Terra Nova (Burmuda) Holdings -- INSURANCE...       202,333         277,456
                                                                   ------------    ------------
                   CANADA - 1.24%
          15,761   BCT.Telus Communications,
                     Inc. -- TELECOMMUNICATIONS.................       444,850         376,954
           5,254   BCT.Telus Communications, Inc., A
                     Shares -- TELECOMMUNICATIONS...............       141,289         123,698
           7,030   Potash Corp. of Saskatchewan -- CHEMICALS....       493,993         361,688
                                                                   ------------    ------------
                                                                     1,080,132         862,340
                                                                   ------------    ------------
                   DENMARK - 0.27%
           4,200   Danisco A/S -- DIVERSIFIED COMPANIES.........       204,916         189,794
                                                                   ------------    ------------
                   FRANCE - 5.47%
             951   Bongrain S.A. -- FOOD........................       442,561         358,960
           5,683   Elf Aquitaine S.A. -- OIL-CRUDE PETROLEUM AND
                     GAS........................................       608,679         834,003
           2,300   France Telecom S.A. -- TELECOMMUNICATIONS....        72,517         173,748
           3,090   Groupe Danone -- FOOD........................       733,254         796,679
           5,010   Michelin (C.G.D.E.) Class B -- RUBBER AND
                     PLASTIC....................................       239,751         204,968
           5,554   Pernod Ricard -- BEVERAGE....................       345,181         372,310
          12,500   Rhone-Poulenc S.A. -- BUILDING MATERIALS.....       580,897         571,211
           9,650   Scor S.A. -- INSURANCE.......................       558,174         478,693
                                                                   ------------    ------------
                                                                     3,581,014       3,790,572
                                                                   ------------    ------------
                   GERMANY - 2.62%
          14,880   Basf AG -- CHEMICALS.........................       540,834         653,729
           7,830   Bayer AG -- CHEMICALS........................       300,751         325,829
          10,250   Veba AG -- UTILITIES-ELECTRIC................       554,564         604,651
             250   Viag AG -- ELECTRIC-PRODUCTS.................       102,693         116,021
           1,800   Volkswagen AG -- AUTOMOBILE MANUFACTURERS....        60,621         116,151
                                                                   ------------    ------------
                                                                     1,559,463       1,816,381
                                                                   ------------    ------------
                   IRELAND - 1.50%
          42,662   Bank of Ireland -- BANKS.....................       639,620         716,862
          59,188   Green Property plc -- REAL ESTATE............       191,834         326,567
                                                                   ------------    ------------
                                                                       831,454       1,043,429
                                                                   ------------    ------------
                   ITALY - 1.68%
          54,800   Mediaset S.p.A. -- BROADCASTING..............       265,729         487,161
         125,493   Telecom Italia S.p.A -- TELEPHONE SERVICES...       529,416         680,754
                                                                   ------------    ------------
                                                                       795,145       1,167,915
                                                                   ------------    ------------
                   JAPAN - 5.22%
          27,000   Daiichi Pharmaceutical Co.,
                     Ltd. -- CHEMICALS..........................       414,745         418,919
          18,000   Fuji Photo Film -- PHOTOGRAPHIC..............       580,763         681,097
          38,000   Hitachi Ltd. -- ELECTRONIC-CONTROLS AND
                     EQUIPMENT..................................       242,700         356,329
          34,000   Kao Corp. -- HOUSEHOLD PRODUCTS..............       539,788         955,056
             102   Nippon Telegraph & Telephone
                     Corp. -- TELEPHONE SERVICES................       797,011       1,188,202
           1,000   Pioneer Electronic
                     Corp. -- ELECTRONIC-CONTROLS AND
                     EQUIPMENT..................................        16,394          19,456
                                                                   ------------    ------------
                                                                     2,591,401       3,619,059
                                                                   ------------    ------------
                   NETHERLANDS - 2.60%
          18,672   ABN-AMRO Holding NV -- BANKS.................       207,424         404,385
           7,650   Benckiser NV Class B -- MISCELLANEOUS........       341,663         408,279
          10,828   ING Groep N.V. -- INSURANCE..................       316,828         586,263
           4,094   Koninklijke (Royal) Philips Electronics
                     NV -- ELECTRIC-PRODUCTS....................       164,817         403,848
                                                                   ------------    ------------
                                                                     1,030,732       1,802,775
                                                                   ------------    ------------

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                      Market
      Shares                                                         Cost (b)       Value (c)
   -------------                                                   ------------    ------------
                   PORTUGAL - 0.43%
          11,540   Cimpor Cimentos De Portugal -- BUILDING
                     MATERIALS..................................   $   311,978     $   297,530
                                                                   ------------    ------------
                   SPAIN - 2.10%
          41,800   Iberdrola S.A. -- UTILITIES-ELECTRIC.........       479,608         636,710
          17,008   Telefonica S.A. -- TELECOMMUNICATIONS........       496,198         819,313
                                                                   ------------    ------------
                                                                       975,806       1,456,023
                                                                   ------------    ------------
                   SWEDEN - 0.53%
          63,200   Nordbanken Holding AB -- BANKS...............       308,564         369,447
                                                                   ------------    ------------
                   SWITZERLAND - 5.31%
             775   Compagnie Financiere Richemont
                     AG -- TOBACCO..............................     1,049,774       1,490,576
             690   Forbo Holding AG -- HOUSEHOLD PRODUCTS.......       288,071         274,296
             432   Holderbank Financiere Glaris AG -- BUILDING
                     MATERIALS..................................       350,405         509,447
             659   Nestle S.A. -- FOOD..........................     1,039,061       1,187,353
             590   Swisscom AG -- TELEPHONE SERVICES............       158,770         222,019
                                                                   ------------    ------------
                                                                     2,886,081       3,683,691
                                                                   ------------    ------------
                   UNITED KINGDOM - 6.97%
          78,700   Allied Domecq plc -- RETAIL-DEPARTMENT
                     STORES.....................................       642,731         760,456
          46,503   Blue Circle Industries plc -- BUILDING
                     MATERIALS..................................       226,284         309,521
          23,308   Burmah Castrol plc -- OIL-CRUDE PETROLEUM AND
                     GAS........................................       361,754         443,830
          37,500   Imperial Tobacco Group plc -- TOBACCO........       285,314         409,641
          55,156   Invensys plc -- DIVERSIFIED COMPANIES........       284,049         261,260
          50,000   Matthews (Bernard) plc -- FOOD...............        74,479         104,824
          17,098   Premier Farnell plc -- ELECTRONIC
                     COMPONENTS.................................       118,611          64,010
          75,467   Reckitt & Colman plc -- HOUSEHOLD PRODUCTS...       918,074         785,122
          63,122   Royal & Sun Alliance Insurance Group
                     plc -- INSURANCE...........................       573,270         567,641
          85,900   Sainsbury (J) plc -- FOOD....................       551,723         540,263
          36,300   Wolseley plc -- BUILDING MATERIALS...........       240,998         272,938
          36,850   WPP Group plc -- ADVERTISING-PUBLIC
                     RELATIONS..................................       156,045         311,635
                                                                   ------------    ------------
                                                                     4,433,332       4,831,141
                                                                   ------------    ------------
                   UNITED STATES - 19.57%
          25,083   Albertson's, Inc. -- RETAIL-GROCERY..........     1,002,640       1,293,342
           3,860   Alcoa, Inc. -- METALS-MINING AND
                     MISCELLANEOUS..............................       119,507         238,838
          15,400   BJ's Wholesale Club, Inc.
                     (a) -- RETAIL-MISCELLANEOUS................       145,912         462,963
           7,700   Boise Cascade Corp. -- PAPER.................       211,120         331,100
           7,300   Borg-Warner Automotive, Inc. -- AUTOMOBILE
                     AND MOTOR VEHICLE PARTS....................       280,449         401,500
          21,610   Cadiz, Inc. -- LAND DEVELOPMENT..............       226,757         203,944
           4,850   Chase Manhattan Corp. -- BANKS...............       205,240         420,131
          24,130   Comsat Corp. -- TELECOMMUNICATIONS...........       472,432         784,225
          30,250   Data General Corp.
                     (a) -- COMPUTER-SOFTWARE...................       504,630         440,516
          21,200   Enhance Financial Services Group,
                     Inc. -- INSURANCE..........................       313,228         418,700
          11,600   Finova Group, Inc. -- FINANCIAL SERVICES.....       301,775         610,450
          22,200   GenRad, Inc. (a) -- ELECTRONIC-CONTROLS AND
                     EQUIPMENT..................................       228,349         462,038
           4,600   Georgia-Pacific Group -- PAPER...............       111,766         217,925
           7,800   Goodrich (B.F.) Co. -- AEROSPACE AND
                     EQUIPMENT..................................       335,915         331,500
          17,100   Houghton Mifflin Co. -- PUBLISHING...........       457,588         804,769
           8,600   IBP, Inc. -- FOOD............................       197,076         204,250
          39,300   Intelidata Technologies Corp.
                     (a) -- TELECOMMUNICATIONS..................       311,431          98,250
          12,150   MBIA, Inc. -- INSURANCE......................       595,296         786,713
          17,600   Mellon Bank Corp. -- BANKS...................       362,094         640,200
           1,300   NCR Corp. (a) -- COMPUTER-COMMUNICATION
                     EQUIPMENT..................................        50,596          63,456
          12,560   Noble Drilling Corp. (a) -- OIL-OFFSHORE
                     DRILLING...................................       162,056         247,275
          26,480   Ocean Energy, Inc. -- OIL-CRUDE PETROLEUM AND
                     GAS........................................       385,488         254,870
           7,550   Pharmacia and Upjohn, Inc. -- DRUGS..........       253,548         428,934
          35,550   Philip Morris Companies, Inc. -- TOBACCO.....     1,579,705       1,428,666
           8,300   Rite Aid Corp. -- RETAIL-SPECIALTY...........       220,179         204,388
             100   Sears, Roebuck & Co. -- RETAIL-DEPARTMENT
                     STORES.....................................         4,513           4,456

--------------------------------------------------------------------------------

                                                                                      Market
      Shares                                                         Cost (b)       Value (c)
   -------------                                                   ------------    ------------
           8,400   Tenneco, Inc. (with rights) -- AUTOMOBILE AND
                     MOTOR VEHICLE PARTS........................   $   337,981     $   200,550
          12,100   Tupperware Corp. -- RETAIL-MISCELLANEOUS.....       317,742         308,550
           6,000   U.S. Bancorp -- BANKS........................       215,990         204,000
          22,250   Unicom Corp. -- UTILITIES-ELECTRIC...........       819,628         858,016
           7,100   UST Corp. -- BANKS...........................       106,134         214,775
                                                                   ------------    ------------
                                                                    10,836,765      13,569,290
                                                                   ------------    ------------
                   TOTAL COMMON STOCKS..........................   $32,309,456     $39,538,947
                                                                   ------------    ------------
                                                                   ------------    ------------

PREFERRED STOCKS-0.29%

--------------------------------------------------------------------------------
                                                                                      Market
      Shares                                                         Cost (b)       Value (c)
   -------------                                                   ------------    ------------
                   GERMANY - 0.29%
           5,400   Volkswagen AG Preferred  -- AUTOMOBILE
                     MANUFACTURERS..............................   $   198,620     $   202,712
                                                                   ------------    ------------

BONDS-INVESTMENT GRADE - 27.78%

--------------------------------------------------------------------------------
                                                                  Standard
     Principal                                                    & Poor's                       Market
    Amount (g)                                                     Rating     Cost (b)(g)     Value (c)(g)
   -------------                                                  ---------   ------------    ------------
                   AUSTRALIA - 0.86%
   $     800,000   Australian Government (Australian dollar),
                     10.00% 10-15-2002..........................    AAA       $   592,671     $   596,654
                                                                              ------------    ------------
                   BELGIUM - 0.17%
         100,000   Belgium Kingdom (US Dollar), 9.20%
                     6-28-2010..................................    AA+           127,767         117,853
                                                                              ------------    ------------
                   CANADA - 1.80%
         800,000   Canadian Government (Canadian Dollar), 5.25%
                     9-1-2003...................................    Aa1*          529,738         537,369
         900,000   Canadian Government (Canadian Dollar), 8.75%
                     12-1-2005..................................    AAA           729,716         713,421
                                                                              ------------    ------------
                                                                                1,259,454       1,250,790
                                                                              ------------    ------------
                   DENMARK - 2.02%
       5,800,000   Kingdom of Denmark (Danish Krone), 7.00%
                     12-15-2004.................................    AAA           923,990         906,822
       3,000,000   Kingdom of Denmark (Danish Krone), 8.00%
                     3-15-2006..................................    AAA           509,338         493,464
                                                                              ------------    ------------
                                                                                1,433,328       1,400,286
                                                                              ------------    ------------
                   GERMANY - 10.30%
         945,889   Bundesrepublik Deutschland (European Monetary
                     Unit), 6.25% 1-4-2024......................    AAA         1,136,352       1,083,497
       1,200,000   Bundesrepublik Deutschland (European Monetary
                     Unit), 6.50% 10-14-2005....................    NR          1,566,256       1,389,324
       1,000,000   Bundesrepublik Deutschland (European Monetary
                     Unit), 6.50% 7-4-2027......................    NR          1,379,079       1,193,730
         700,000   Bundesrepublik Deutschland (European Monetary
                     Unit), 8.375% 5-21-2001....................    Aaa*          890,303         788,105
         250,000   Deutsch Ausgleichsbank (European Monetary
                     Unit), 4.00% 7-4-2009......................    NR            267,074         242,098
         260,000   Deutsche Ausgleichsbank (US Dollar), 5.125%
                     9-22-2003..................................    AAA           259,756         248,768
         920,325   German Government (European Monetary Unit),
                     6.50% 7-15-2003............................    Aaa*        1,142,697       1,042,191
         800,000   German Unity Fund (European Monetary Unit),
                     8.00% 1-21-2002............................    NR          1,078,391         913,177
         230,081   Kredit Fuer Wiederaufbau (European Monetary
                     Unit), 5.00% 1-4-2009......................    AAA           275,588         242,739
                                                                              ------------    ------------
                                                                                7,995,496       7,143,629
                                                                              ------------    ------------
                   ITALY - 0.38%
         200,000   Italian Government BTP (European Monetary
                     Unit), 9.50% 2-1-2006......................    AAA           272,020         264,816
                                                                              ------------    ------------
                   JAPAN - 3.87%
      43,000,000   Int'l Bank Reconstruction & Development
                     (Japanese Yen), 4.75% 12-20-2004...........    AAA           419,498         422,095
      56,000,000   Japan Development Bank (Japanese Yen), 6.50%
                     9-20-2001..................................    AAA           592,400         522,710
     230,000,000   Japan JGB #207A (Japanese Yen), 0.90%
                     12-22-2008.................................    NR          1,859,541       1,738,913
                                                                              ------------    ------------
                                                                                2,871,439       2,683,718
                                                                              ------------    ------------

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

BONDS-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
     Principal                                                    & Poor's                       Market
    Amount (g)                                                     Rating     Cost (b)(g)     Value (c)(g)
   -------------                                                  ---------   ------------    ------------
                   SPAIN - 0.18%
   $     130,000   Instituto De Credito Oficial (US Dollar),
                     6.00% 5-19-2008............................    AA        $   130,498     $   125,376
                                                                              ------------    ------------
                   SWEDEN - 1.76%
       6,000,000   Kingdom of Sweden (Swedish Krona), 13.00%
                     6-15-2001..................................    Aa1*          823,662         823,020
       3,200,000   Swedish Government (Swedish Krona), 6.00%
                     2-9-2005...................................    Aa1*          407,324         400,413
                                                                              ------------    ------------
                                                                                1,230,986       1,223,433
                                                                              ------------    ------------
                   UNITED KINGDOM - 3.39%
         130,000   Halifax plc (US Dollar), 6.00% 2-26-2008.....    AA            129,273         122,270
         230,000   Scottish Power plc (German Deutschmark),
                     5.25% 8-4-2008.............................    A+            128,573         121,931
         150,000   United Kingdom Treasury (British Pound),
                     8.00% 6-10-2003............................    Aaa*          261,646         256,897
         980,000   United Kingdom Treasury (British Pound),
                     8.50% 7-16-2007............................    AAA         1,913,874       1,846,932
                                                                              ------------    ------------
                                                                                2,433,366       2,348,030
                                                                              ------------    ------------
                   UNITED STATES - 3.05%
          70,000   Ahold Finance USA, Inc., 6.875% 5-1-2029.....    A              69,762          64,925
         100,000   Ameritech Capital Funding, 6.25% 5-18-2009...    AA+            99,198          93,860
         150,000   Associates Corp. NA, 6.00% 7-15-2005.........    AA-           149,650         143,891
         190,000   AT&T Corp., 6.50% 3-15-2029..................    AA-           188,104         170,883
         230,000   Citicorp, 5.50% 6-30-2010....................    A+            127,581         121,888
         150,000   Conoco Inc., 6.95% 4-15-2029.................    A-            150,000         140,105
          90,000   Dresdner Funding Trust II (European Monetary
                     Unit), 5.79% 6-30-2011 (e).................    A+             96,075          90,237
          80,000   Florida Windstorm, 7.125% 2-25-2019 (e)......    AAA            79,563          76,752
         160,000   Ford Motor Co., 6.375% Deb 2-1-2029..........    A             158,116         139,015
         130,000   General Electric Capital Corp., 8.125%
                     2-23-2007..................................    AAA           146,195         139,184
          80,000   General Motors, 6.75% 5-1-2028...............    A              79,905          73,114
         150,000   Goldman Sachs Group, 6.65% 5-15-2009.........    A+            149,701         144,582
         100,000   Household Finance Corp., 6.375% 8-1-2010.....    A              98,789          92,967
         200,000   Lucent Technologies, Inc., 6.45% Bond
                     3-15-2029..................................    A             198,926         182,750
         120,000   Merrill Lynch & Co., 6.875% 11-15-2018.......    AA-           119,419         111,796
         100,000   Met Life Insurance, 7.45% Note 11-1-2023
                     (e)........................................    A+            101,359          97,415
         150,000   Monsanto Co., 6.60% 12-1-2028 (f)............    A             149,463         133,302
         100,000   Nationwide Mutual Insurance, 7.50% Note
                     2-15-2024 (e)..............................    A+            101,922          95,001
                                                                              ------------    ------------
                                                                                2,263,728       2,111,667
                                                                              ------------    ------------
                   TOTAL BONDS - INVESTMENT GRADE...............              $20,610,753     $19,266,252
                                                                              ------------    ------------
                                                                              ------------    ------------

U.S. GOVERNMENT SECURITIES-8.88%

--------------------------------------------------------------------------------
     Principal                                                                        Market
      Amount                                                       Cost (b)(g)     Value (c)(g)
   -------------                                                   ------------    ------------
                   FEDERAL HOME LOAN MORTGAGE CORP. - 0.93%
                   NOTES:
   $     650,000   5.75% 2003 (US Dollar).......................   $   652,303     $   644,838
                                                                   ------------    ------------
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.86%
                   NOTES:
      50,000,000   2.00% 1999 (Japanese Yen)....................       348,336         416,887
         650,000   5.75% 2005 (US Dollar).......................       650,818         637,833
         100,000   6.375% 2007 (Australian Dollar)..............        64,257          65,121
         250,000   6.50% 2002 (Australian Dollar)...............       183,679         167,944
                                                                   ------------    ------------
                   TOTAL FEDERAL NATIONAL MORTGAGE
                     ASSOCIATION................................     1,247,090       1,287,785
                                                                   ------------    ------------
                   OTHER DIRECT FEDERAL OBLIGATIONS - 0.24%
                   TENNESSEE VALLEY AUTHORITY:
         180,000   5.375% 2008 (US Dollar)......................       179,281         165,968
                                                                   ------------    ------------

--------------------------------------------------------------------------------

     Principal                                                                        Market
      Amount                                                       Cost (b)(g)     Value (c)(g)
   -------------                                                   ------------    ------------
                   U.S. TREASURY SECURITIES - 5.85%
                   BONDS:
   $     370,000   6.25% 2023...................................   $   396,075     $   370,347
         850,000   8.125% 2019..................................     1,047,810       1,024,250
                                                                   ------------    ------------
                                                                     1,443,885       1,394,597
                                                                   ------------    ------------
                   NOTES:
         700,000   6.25% 2007...................................       726,272         713,125
         400,000   7.25% 2004...................................       433,328         424,375
         150,000   7.50% 2005...................................       163,846         161,531
       1,250,000   7.875% 2004..................................     1,434,835       1,364,844
                                                                   ------------    ------------
                                                                     2,758,281       2,663,875
                                                                   ------------    ------------
                   TOTAL U.S. TREASURY SECURITIES...............     4,202,166       4,058,472
                                                                   ------------    ------------
                   TOTAL U.S. GOVERNMENT SECURITIES.............     6,280,840       6,157,063
                                                                   ------------    ------------
                                                                   ------------    ------------
                   TOTAL LONG-TERM INVESTMENTS..................   $59,399,669     $65,164,974
                                                                   ------------    ------------
                                                                   ------------    ------------

SHORT-TERM INVESTMENTS-4.55%

--------------------------------------------------------------------------------
     Principal                                                        Market
      Amount                                                        Value (c)
   -------------                                                   ------------
                   BANKS - 4.55%
   $   3,156,752   U.S. Bank N.A. Money Market Variable Rate
                     Time Deposit, Current rate -- 4.80%........   $ 3,156,752
                                                                   ------------
                   TOTAL INVESTMENTS IN SECURITIES (COST:
                     $62,556,421) (b)...........................   $68,321,726
                                                                   ------------
                                                                   ------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1999, the cost of securities for federal income tax purposes was $62,575,480 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 8,754,910
Unrealized depreciation.....................................   (3,008,664)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 5,746,246
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities.

Period Acquired                 Shares/Par  Security                                  Cost Basis
------------------------------  ----------  ----------------------------------------  ------------------
1999                               90,000   Dresdner Funding Trust II, 5.79%
                                              6-30-2011 - 144A                            $   96,075
1999                               80,000   Florida Windstorm, 7.125% 2-25-2019 -
                                              144A                                            79,563
1998                              100,000   Met Life Insurance, 7.45% 11-1-2023 -
                                              144A                                           101,359
1998                              100,000   Nationwide Mutual Insurance, 7.50%
                                              2-15-2024 - 144A                               101,922

    The aggregate value of these securities at June 30, 1999, was $359,405, which represents .52% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at June 30, 1999, was $133,302, which represents .19% of total net assets.
 (g) Cost and market value are stated in U.S. dollars; principal amount is stated in the currency indicated.
  * Moody's Rating

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-67.44%

--------------------------------------------------------------------------------
                                                                                      Market
      Shares                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
                  ADVERTISING-PUBLIC
                  RELATIONS - 1.69%
        122,200   Interpublic Group of Companies, Inc..........   $   6,696,015    $  10,585,575
                                                                  -------------    -------------
                  AIRLINES - 0.20%
         40,000   Southwest Airlines Co........................       1,352,536        1,245,000
                                                                  -------------    -------------
                  APPAREL - 0.66%
         65,000   Jones Apparel Group, Inc. (a)................       2,065,700        2,230,312
         72,000   Warnaco Group, Inc...........................       2,080,241        1,926,000
                                                                  -------------    -------------
                                                                      4,145,941        4,156,312
                                                                  -------------    -------------
                  AUTOMOBILE AND MOTOR VEHICLE PARTS - 0.20%
            250   Highwaymaster Communications, Inc. (Warrants)
                    (a)(e).....................................           4,547               62
         18,000   Johnson Controls, Inc........................       1,291,997        1,247,625
                                                                  -------------    -------------
                                                                      1,296,544        1,247,687
                                                                  -------------    -------------
                  BANKS - 1.75%
         63,000   Bank One Corp................................       2,294,316        3,752,437
         72,000   KeyCorp......................................       2,573,072        2,313,000
        134,000   Mellon Bank Corp.............................       4,502,735        4,874,250
                                                                  -------------    -------------
                                                                      9,370,123       10,939,687
                                                                  -------------    -------------
                  BROADCASTING - 2.34%
        108,000   AT&T Corp. - Liberty Media Group (a).........       3,424,484        3,969,000
        108,000   Chancellor Media Corp. (a)...................       5,685,641        5,953,500
         53,000   USA Networks, Inc. (a).......................       1,952,271        2,126,625
         59,000   Viacom, Inc. Class B (a).....................       1,952,590        2,596,000
                                                                  -------------    -------------
                                                                     13,014,986       14,645,125
                                                                  -------------    -------------
                  BROKERAGE AND
                  INVESTMENT - 0.43%
         11,800   Merrill Lynch & Co., Inc.....................       1,029,252          943,262
         16,000   Schwab (Charles), Corp.......................       1,849,715        1,758,000
                                                                  -------------    -------------
                                                                      2,878,967        2,701,262
                                                                  -------------    -------------
                  BUILDING MATERIALS - 1.07%
         46,200   Dayton Superior Corp. (a)....................         972,972          857,587
        203,000   Masco Corp...................................       5,578,523        5,861,625
                                                                  -------------    -------------
                                                                      6,551,495        6,719,212
                                                                  -------------    -------------
                  BUSINESS SERVICES - 3.80%
         65,000   Automatic Data Processing, Inc...............       3,014,823        2,860,000
        108,000   Ecolab, Inc..................................       4,744,355        4,711,500
         84,000   First Data Corp..............................       3,813,881        4,110,750
        153,000   Fiserv, Inc. (a).............................       2,730,239        4,790,812
         77,020   Tyco International Ltd.......................       6,097,993        7,297,645
                                                                  -------------    -------------
                                                                     20,401,291       23,770,707
                                                                  -------------    -------------
                  CABLE TELEVISION - 0.37%
         31,000   MediaOne Group, Inc. (a).....................       2,375,973        2,305,625
                                                                  -------------    -------------
                  CHEMICALS - 0.86%
         65,500   du Pont (E.I.) de Nemours & Co...............       3,913,125        4,474,469
         18,000   Union Carbide Corp...........................         992,945          877,500
                                                                  -------------    -------------
                                                                      4,906,070        5,351,969
                                                                  -------------    -------------

                                                                                      Market
      Shares                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
                  CHEMICALS-SPECIALTY - 0.89%
         90,000   Engelhard Corp...............................   $   1,824,077    $   2,036,250
         63,000   Minerals Technologies, Inc...................       2,947,535        3,516,187
                                                                  -------------    -------------
                                                                      4,771,612        5,552,437
                                                                  -------------    -------------
                  COMPUTER-COMMUNICATION EQUIPMENT - 3.72%
        267,000   Cabletron Systems, Inc. (a)..................       3,676,728        3,471,000
         74,000   Cisco Systems, Inc. (a)......................       1,281,228        4,773,000
         63,000   Equant NV NY Shares (a)......................       4,662,000        5,929,875
        186,000   NCR Corp. (a)................................       8,947,309        9,079,125
                                                                  -------------    -------------
                                                                     18,567,265       23,253,000
                                                                  -------------    -------------
                  COMPUTER-SOFTWARE - 3.41%
        126,000   Cambridge Technology Partners, Inc. (a)......       2,465,138        2,212,875
         54,000   Citrix Systems, Inc. (a).....................       2,789,662        3,051,000
        106,000   Electronic Data Systems Corp.................       5,387,760        5,995,625
         25,000   Lycos, Inc. (a)..............................       2,442,187        2,296,875
         61,000   Microsoft Corp. (a)..........................       1,844,021        5,501,438
         85,000   Novell, Inc. (a).............................       2,151,914        2,252,500
                                                                  -------------    -------------
                                                                     17,080,682       21,310,313
                                                                  -------------    -------------
                  CONSUMER GOODS - 1.15%
         46,000   Colgate-Palmolive Co.........................       4,041,806        4,542,500
         46,000   Kimberly-Clark Corp..........................       2,407,495        2,622,000
                                                                  -------------    -------------
                                                                      6,449,301        7,164,500
                                                                  -------------    -------------
                  DIVERSIFIED COMPANIES - 0.50%
         36,000   Minnesota Mining and Manufacturing Co........       3,036,485        3,129,750
                                                                  -------------    -------------
                  DRUGS - 2.61%
         65,100   Biovail Corp. International (a)..............       3,136,142        3,324,169
         70,000   Bristol-Myers Squibb Co......................       4,838,072        4,930,625
         67,500   Forest Laboratories, Inc. (a)................       2,077,656        3,121,875
         87,000   Pharmacia and Upjohn, Inc....................       4,306,117        4,942,688
                                                                  -------------    -------------
                                                                     14,357,987       16,319,357
                                                                  -------------    -------------
                  ELECTRIC-PRODUCTS - 0.71%
         28,400   Honeywell, Inc...............................       2,694,467        3,290,850
         36,000   Molex, Inc. Class A..........................         985,500        1,134,000
                                                                  -------------    -------------
                                                                      3,679,967        4,424,850
                                                                  -------------    -------------
                  ELECTRICAL EQUIPMENT - 1.48%
         82,000   General Electric Co..........................       5,546,333        9,266,000
                                                                  -------------    -------------
                  ELECTRONIC-CONTROLS AND EQUIPMENT - 0.40%
         25,000   Hewlett-Packard Co...........................       2,341,590        2,512,500
                                                                  -------------    -------------
                  ELECTRONIC-SEMICONDUCTOR AND CAPACITOR -
                  2.32%
         82,000   Motorola, Inc................................       6,227,484        7,769,500
         26,000   Texas Instruments, Inc.......................       1,423,261        3,770,000
         18,000   Uniphase Corp. (a)...........................       2,549,701        2,988,000
                                                                  -------------    -------------
                                                                     10,200,446       14,527,500
                                                                  -------------    -------------
                  FINANCIAL SERVICES - 2.94%
         29,500   American Express Co..........................       3,727,051        3,838,688
         65,000   J.P. Morgan & Co., Inc.......................       9,311,958        9,132,500

--------------------------------------------------------------------------------

                                                                                      Market
      Shares                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
         72,000   Marsh & McLennan Companies, Inc..............   $   5,357,425    $   5,436,000
                                                                  -------------    -------------
                                                                     18,396,434       18,407,188
                                                                  -------------    -------------
                  FOOD - 0.68%
         54,000   Campbell Soup Co.............................       2,420,336        2,504,250
         34,000   Groupe Danone ADR............................       1,054,000        1,778,625
                                                                  -------------    -------------
                                                                      3,474,336        4,282,875
                                                                  -------------    -------------
                  FOREST PRODUCTS - 0.79%
         72,000   Weyerhaeuser Co..............................       4,910,085        4,950,000
                                                                  -------------    -------------
                  HEALTH CARE SERVICES - 1.49%
        152,000   Foundation Health Systems, Inc. (a)..........       2,642,765        2,280,000
        360,000   MedPartners, Inc. (a)........................       2,535,732        2,722,500
         58,000   Oxford Health Plans, Inc. (a)................       1,186,730          902,625
         55,000   United HealthCare Corp.......................       2,977,431        3,444,375
                                                                  -------------    -------------
                                                                      9,342,658        9,349,500
                                                                  -------------    -------------
                  HOTEL AND GAMING - 0.96%
        134,100   Sun International Hotels Ltd. (a)............       5,560,738        6,000,975
                                                                  -------------    -------------
                  INSURANCE - 3.17%
        100,000   Ace Ltd......................................       3,325,649        2,825,000
         61,000   Allstate Corp................................       2,401,084        2,188,375
         92,000   American International Group, Inc.                  4,389,089       10,769,750
         97,500   Aon Corp.....................................       4,465,873        4,021,875
                                                                  -------------    -------------
                                                                     14,581,695       19,805,000
                                                                  -------------    -------------
                  MACHINERY-TOOLS - 0.20%
         22,000   Danaher Corp.................................       1,500,528        1,278,750
                                                                  -------------    -------------
                  MEDIA - 2.96%
         70,000   CBS Corp. (a)................................       2,850,068        3,040,625
         65,000   Gannett Co., Inc.............................       4,485,688        4,639,375
         72,000   News Corp. Ltd ADR...........................       2,602,391        2,542,500
        112,500   Time Warner, Inc.............................       3,123,012        8,268,750
                                                                  -------------    -------------
                                                                     13,061,159       18,491,250
                                                                  -------------    -------------
                  MEDICAL TECHNOLOGY - 0.36%
         29,000   Medtronic, Inc. (with rights)................         799,065        2,258,375
                                                                  -------------    -------------
                  METALS-MINING AND
                  MISCELLANEOUS - 0.45%
        140,900   Newmont Mining Corp..........................       3,058,737        2,800,388
                                                                  -------------    -------------
                  NATURAL GAS
                  TRANSMISSIONS - 2.24%
         81,000   Enron Corp...................................       4,499,565        6,621,750
        174,000   Williams Companies, Inc......................       6,173,924        7,405,875
                                                                  -------------    -------------
                                                                     10,673,489       14,027,625
                                                                  -------------    -------------
                  OIL AND GAS FIELD
                  SERVICES - 0.85%
         84,000   Schlumberger Ltd.............................       4,351,098        5,349,750
                                                                  -------------    -------------
                  OIL-CRUDE PETROLEUM AND
                  GAS - 3.86%
        105,000   Burlington Resources, Inc....................       4,785,817        4,541,250
         76,000   Conoco, Inc. Class A.........................       1,962,715        2,118,500
        134,000   Enron Oil and Gas Co.........................       2,685,772        2,713,500
         54,000   Exxon Corp...................................       3,942,007        4,164,750
         52,000   Phillips Petroleum Co........................       2,747,309        2,616,250
                                                                                      Market
      Shares                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
         93,000   Royal Dutch Petroleum Co. NY Shares..........   $   4,468,845    $   5,603,250
         38,000   Texaco, Inc..................................       2,232,903        2,375,000
                                                                  -------------    -------------
                                                                     22,825,368       24,132,500
                                                                  -------------    -------------
                  PHOTOGRAPHIC - 0.64%
        144,000   Polaroid Corp................................       3,918,464        3,978,000
                                                                  -------------    -------------
                  PRECISION INSTRUMENTS-TEST, RESEARCH - 0.70%
         38,000   PE Corp - PE Biosystems Group................       3,721,078        4,360,500
                                                                  -------------    -------------
                  PUBLISHING - 0.98%
        155,000   Reader's Digest Association, Inc. Class A....       4,509,619        6,161,250
                                                                  -------------    -------------
                  RESTAURANTS AND
                  FRANCHISING - 0.28%
         42,000   McDonald's Corp..............................       1,499,106        1,735,125
                                                                  -------------    -------------
                  RETAIL-DEPARTMENT STORES - 0.52%
         42,000   Kohl's Corp. (a).............................         411,421        3,241,875
                                                                  -------------    -------------
                  RETAIL-DISCOUNT STORES - 0.82%
        106,000   Wal-Mart Stores, Inc.........................       2,801,664        5,114,500
                                                                  -------------    -------------
                  RETAIL-SPECIALTY - 2.12%
         46,000   Home Depot, Inc..............................         838,949        2,964,125
        134,000   Tandy Corp. (with rights)....................       5,271,458        6,549,250
         39,000   Tiffany & Co.................................       1,873,836        3,763,500
                                                                  -------------    -------------
                                                                      7,984,243       13,276,875
                                                                  -------------    -------------
                  TELECOMMUNICATION
                  EQUIPMENT - 1.75%
         32,000   Associated Group, Inc. Class A (a)                  1,995,454        2,084,000
         83,000   CIENA Corp. (a)..............................       2,029,779        2,505,563
         90,000   Nextel Communications, Inc. (a)..............       3,528,225        4,516,875
         20,000   Nokia Oyj Corp. ADR Class A..................       1,630,270        1,831,250
                                                                  -------------    -------------
                                                                      9,183,728       10,937,688
                                                                  -------------    -------------
                  TELECOMMUNICATIONS - 0.88%
         47,000   Global TeleSystems Group, Inc. (a)                  3,364,177        3,807,000
          1,000   Hyperion Telecom
                    (Warrants) (a)(e)..........................           4,022           76,625
         50,000   Qwest Communications International, Inc.
                    (a)........................................       1,399,132        1,653,125
                                                                  -------------    -------------
                                                                      4,767,331        5,536,750
                                                                  -------------    -------------
                  TELEPHONE SERVICES - 4.70%
         52,000   ALLTEL Corp..................................       3,070,378        3,718,000
        140,500   AT&T Corp....................................       5,599,665        7,841,656
         32,700   Bell Atlantic Corp...........................       1,912,433        2,137,763
        100,000   Frontier Corp................................       3,547,528        5,900,000
         66,000   MCI WorldCom, Inc. (a).......................       2,175,004        5,692,500
         19,000   Vodafone AirTouch plc ADR....................       1,057,763        4,090,939
                                                                  -------------    -------------
                                                                     17,362,771       29,380,858
                                                                  -------------    -------------
                  UTILITIES-ELECTRIC - 2.54%
        138,000   AES Corp. (a)................................       5,327,103        8,021,250
         30,000   Montana Power Co.............................       2,225,037        2,115,000
        195,000   Potomac Electric Power Co....................       5,813,473        5,740,313
                                                                  -------------    -------------
                                                                     13,365,613       15,876,563
                                                                  -------------    -------------
                  TOTAL COMMON STOCKS..........................   $ 341,082,037    $ 421,862,528
                                                                  -------------    -------------
                                                                  -------------    -------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

ASSET BACKED SECURITIES - 4.30%

--------------------------------------------------------------------------------
                                                                   Standard
    Principal                                                      & Poor's                          Market
      Amount                                                        Rating         Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  COMMERCIAL LOANS - 2.65%
   $ 1,560,370    DLJ Mortgage Acceptance Corp., 7.28% Ser
                    1996-CF1 Class A-1A 3-13-2028 (e)..........          AAA     $   1,571,737    $   1,581,949
     2,510,000    GMAC Commercial Mortgage Securities, Inc.,
                    7.085% Ser 1997-C1 Class E 12-15-2010......        Baa2*         2,521,379        2,413,390
     1,815,511    GS Mortgage Securities Corp. II Protective
                    Life, 7.02% Ser 1996-PL Class A1
                    2-15-2027..................................         Aaa*         1,785,003        1,812,915
       846,382    J.P. Morgan Commercial Mortgage Finance
                    Corp., 6.47% Ser 1996-C2 Class A
                    11-25-2027.................................          AAA           852,301          837,343
       860,000    J.P. Morgan Commercial Mortgage Finance
                    Corp., 7.46% Variable Rate Ser 1997-C4
                    Class B 12-26-2028                                    AA           866,319          890,375
       977,085    Merrill Lynch Mortgage Investors, Inc., 6.76%
                    Variable Rate Ser 1995-C3 Class A1
                    12-26-2025.................................          AAA           986,164          981,902
       440,749    Merrill Lynch Mortgage Investors, Inc., 7.18%
                    Variable Rate Ser 1995-C2 Class A1
                    6-15-2021..................................         Aaa*           446,889          440,938
     1,600,000    Merrill Lynch Mortgage Investors, Inc., 7.42%
                    Ser 1996-C1 Class B 4-25-2028..............           AA         1,602,430        1,628,752
     1,200,000    Midland Realty Acceptance Corp., 7.7398%
                    Variable Rate Ser 1996-C1 Class B
                    8-25-2028..................................           AA         1,211,729        1,274,136
     1,000,000    Mortgage Capital Funding, Inc., 7.90% Ser
                    1996-MC1 Class B 2-15-2006.................          AA+         1,007,888        1,058,520
     1,870,000    Nationslink Funding Corp., 7.52% Ser 1996-1
                    Class A2 7-20-2005.........................          AAA         1,871,721        1,906,914
     1,691,843    Nationslink Funding Corp., 7.53% Ser 1996-1
                    Class A1 9-20-2002.........................          AAA         1,695,279        1,719,116
                                                                                 -------------    -------------
                                                                                    16,418,839       16,546,250
                                                                                 -------------    -------------
                  HOUSING - 0.58%
       631,004    Green Tree Recreational, Equipment & Consumer
                    Trust, 6.71% Ser 1998-A Class A1H
                    5-15-2029..................................          AAA           628,376          639,245
       500,000    Money Store Home Improvement Trust, 7.41% Ser
                    1997-1 Class M1 5-15-2017..................           AA           501,935          504,575
     2,500,000    Money Store Residential Trust, 7.085% Ser
                    1997-I Class M1 7-15-2016..................           AA         2,499,628        2,461,875
                                                                                 -------------    -------------
                                                                                     3,629,939        3,605,695
                                                                                 -------------    -------------
                  MANUFACTURED HOMES - 0.24%
     1,500,000    Green Tree Financial Corp., 7.54% Ser 1997-2
                    Class M1 4-15-2028.........................         Aa3*         1,542,351        1,503,855
                                                                                 -------------    -------------
                  MISCELLANEOUS - 0.02%
       139,348    Fifth Third Auto Grantor Trust, 6.70% Ser
                    1996-B Class B 3-15-2002...................            A           139,295          140,000
                                                                                 -------------    -------------
                  MULTI-FAMILY LOANS - 0.55%
     1,500,000    DLJ Mortgage Acceptance Corp., 7.14%
                    Multifamily Mtg Pass Thru Certificate Ser
                    1997-CF2 Class B1 10-15-2007 (e)...........          BBB         1,513,308        1,438,590
     1,500,000    DLJ Mortgage Acceptance Corp., 8.80%
                    Multifamily Mtg Pass Thru Certificate Ser
                    1993-12 Class B1 9-18-2003.................           NR         1,473,750        1,513,560
       633,997    Fund America Structured Transactions, L.P.,
                    Collateralized Note, 8.34% Ser 1996-1 Class
                    A Principal Only 1-1-2033 (f)(h)...........        Baa3*           469,070          512,745
                                                                                 -------------    -------------
                                                                                     3,456,128        3,464,895
                                                                                 -------------    -------------
                  WHOLE LOAN RESIDENTIAL - 0.26%
       798,310    Blackrock Capital Finance L.P., 7.75% Ser
                    97-R1 Class A1 3-25-2037 (e)...............         Aaa*           805,598          794,319
       818,267    Mid-State Trust, 7.54% Ser 6 Class A3
                    7-1-2035...................................           AA           817,761          826,221
                                                                                 -------------    -------------
                                                                                     1,623,359        1,620,540
                                                                                 -------------    -------------
                  TOTAL ASSET BACKED SECURITIES................                  $  26,809,911    $  26,881,235
                                                                                 -------------    -------------
                                                                                 -------------    -------------

CORPORATE BONDS-INVESTMENT GRADE - 16.18%

--------------------------------------------------------------------------------
                                                                   Standard
    Principal                                                      & Poor's                          Market
      Amount                                                        Rating         Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  AEROSPACE AND EQUIPMENT - 0.47%
   $ 1,500,000    Lockheed Martin Corp., 7.65% Deb 5-1-2016....         BBB+     $   1,508,211    $   1,488,958
     1,500,000    Raytheon Co., 5.70% Note 11-1-2003...........          BBB         1,505,823        1,454,922
                                                                                 -------------    -------------
                                                                                     3,014,034        2,943,880
                                                                                 -------------    -------------
                  AGRICULTURE - 0.22%
     1,500,000    Archer-Daniels-Midland, 6.625% 5-1-2029......          AA-         1,492,815        1,376,415
                                                                                 -------------    -------------
                  AIR FREIGHT - 0.23%
     1,458,931    Federal Express, 7.50% Pass Thru Certificate
                    Ser 1997-A 1-15-2018.......................          AAA         1,458,931        1,450,207
                                                                                 -------------    -------------

--------------------------------------------------------------------------------

                                                                   Standard
    Principal                                                      & Poor's                          Market
      Amount                                                        Rating         Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  AIRLINES - 0.27%
   $ 1,750,000    Delta Air Lines, 6.65% Medium Term Note
                    3-15-2004..................................         BBB-     $   1,748,744    $   1,704,657
                                                                                 -------------    -------------
                  AUTOMOBILE AND MOTOR VEHICLE PARTS - 0.22%
     1,500,000    Dana Corp., 7.00% 3-1-2029...................           A-         1,482,182        1,368,160
                                                                                 -------------    -------------
                  AUTOMOBILE MANUFACTURERS - 0.17%
     1,250,000    Ford Motor Co., 6.375% Deb 2-1-2029..........            A         1,235,278        1,086,054
                                                                                 -------------    -------------
                  BANKS - 2.26%
     1,500,000    Bank Austria AG, 7.25% Sub Note 2-15-2017
                    (f)........................................          AA+         1,497,317        1,451,578
     1,750,000    Bank One Corp., 6.00% Sub Note 2-17-2009.....            A         1,743,549        1,612,490
     1,500,000    Bankamerica Corp., 5.75% Sr Note 3-1-2004....           A+         1,495,830        1,434,465
     1,500,000    Citigroup, Inc., 6.20% 3-15-2009.............          AA-         1,495,553        1,409,043
     1,500,000    Keycorp Capital II, 6.875% Bond 3-17-2029....          BBB         1,482,232        1,386,309
       500,000    LB Baden-Wuerttemberg, 7.625% 2-1-2023.......          AAA           564,360          524,193
     1,500,000    Mellon Financial Co., 6.375% Sub Note
                    2-15-2010..................................            A         1,506,139        1,417,846
     1,250,000    National City Corp., 6.875% Sub Note
                    5-15-2019..................................           A-         1,247,808        1,174,157
     1,500,000    Providian National Bank, 6.75% Sr Note
                    3-15-2002..................................         BBB-         1,499,102        1,486,285
     1,500,000    St. Paul Bancorp, Inc., 7.125% Sr Note
                    2-15-2004..................................         BBB-         1,495,044        1,501,474
       750,000    Swiss Bank Corp., 7.375% Sub Note
                    6-15-2017..................................           AA           787,854          741,440
                                                                                 -------------    -------------
                                                                                    14,814,788       14,139,280
                                                                                 -------------    -------------
                  BEVERAGE - 0.45%
     1,500,000    Coca-Cola Bottling Co., 6.375% 5-1-2009......          BBB         1,490,315        1,403,125
     1,500,000    Pepsi Bottling Group, Inc., 7.00% 3-1-2029
                    (e)........................................           A-         1,489,832        1,402,180
                                                                                 -------------    -------------
                                                                                     2,980,147        2,805,305
                                                                                 -------------    -------------
                  BROKERAGE AND INVESTMENT - 1.10%
     1,500,000    Bear Stearns Capital Trust, 7.00% Variable
                    Rate 1-15-2027.............................          BBB         1,499,153        1,486,344
     1,250,000    Goldman Sachs Group, 6.50% Note 2-25-2009
                    (e)........................................           A+         1,250,000        1,185,857
     1,000,000    Goldman Sachs Group, 6.65% 5-15-2009.........           A+           998,007          963,877
     2,250,000    Lehman Brothers Holdings, Inc., 7.375% Note
                    5-15-2004..................................            A         2,243,372        2,260,235
     1,000,000    Merrill Lynch & Co., 6.07% Medium Term Note
                    10-15-2001.................................          AA-         1,009,195          992,496
                                                                                 -------------    -------------
                                                                                     6,999,727        6,888,809
                                                                                 -------------    -------------
                  CABLE TELEVISION - 0.75%
     1,250,000    Comcast Cable Communications, 8.375% Note
                    5-1-2007...................................         BBB-         1,408,826        1,334,546
     1,000,000    Cox Communications, Inc., 6.40% Note
                    8-1-2008...................................           A-         1,024,067          941,339
     1,000,000    Time Warner, Inc., 6.875% 6-15-2018..........          BBB         1,013,026          930,251
     1,500,000    Viacom, Inc., 7.625% 1-15-2016...............         BBB-         1,628,890        1,510,966
                                                                                 -------------    -------------
                                                                                     5,074,809        4,717,102
                                                                                 -------------    -------------
                  CAPTIVE AUTO FINANCE - 0.31%
     1,250,000    General Motors Acceptance Corp., 6.15% Bond
                    4-5-2007...................................            A         1,245,883        1,196,138
       750,000    Toyota Motor Credit, 5.625% Note
                    11-13-2003.................................          AAA           748,914          727,410
                                                                                 -------------    -------------
                                                                                     1,994,797        1,923,548
                                                                                 -------------    -------------
                  CHEMICALS - 0.12%
       750,000    Equistar Chemicals, L.P., 8.75% Sr Note
                    2-15-2009 (f)..............................         BBB-           787,101          758,030
                                                                                 -------------    -------------
                  CONSUMER FINANCE - 0.39%
     2,500,000    Household Finance Corp., 6.00% 5-1-2004......            A         2,499,466        2,422,258
                                                                                 -------------    -------------
                  CONSUMER GOODS - 0.05%
       350,000    Pennzoil-Quaker State, 7.375% 4-1-2029.......         BBB-           348,244          329,061
                                                                                 -------------    -------------
                  DIVERSIFIED FINANCE - 0.47%
     1,500,000    AT&T Capital Corp., 7.50% Medium Term Note
                    11-15-2000.................................          BBB         1,499,025        1,508,939
     1,500,000    Finova Capital Corp., 6.75% Sr Note
                    3-9-2009...................................           A-         1,496,729        1,437,965
                                                                                 -------------    -------------
                                                                                     2,995,754        2,946,904
                                                                                 -------------    -------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

CORPORATE BONDS-CONTINUED
--------------------------------------------------------------------------------

                                                                   Standard
    Principal                                                      & Poor's                          Market
      Amount                                                        Rating         Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  ELECTRONIC-MISCELLANEOUS - 0.08%
   $   500,000    Sony Corp., 6.125% Bond 3-4-2003.............           A+     $     499,190    $     494,868
                                                                                 -------------    -------------
                  ENERGY - 0.11%
       750,000    NGC Corp. Capital Trust, 8.316% Deb
                    6-1-2027...................................         BBB-           750,000          694,567
                                                                                 -------------    -------------
                  FINANCIAL SERVICES - 0.19%
     1,250,000    Prudential Insurance Co., 6.375% Sr Note
                    7-23-2006 (e)..............................           A+         1,244,997        1,197,198
                                                                                 -------------    -------------
                  FOOD - 0.51%
     1,250,000    Ahold Finance USA, Inc., 6.25% 5-1-2009......            A         1,239,877        1,178,904
     1,000,000    Fred Meyer, Inc., 7.45% Sr Note 3-1-2008.....         BBB-         1,062,079        1,006,336
     1,000,000    Safeway, Inc., 6.05% Note 11-15-2003.........          BBB           998,473          975,965
                                                                                 -------------    -------------
                                                                                     3,300,429        3,161,205
                                                                                 -------------    -------------
                  FOOD SERVICE - 0.11%
       750,000    Sysco Corp., 6.50% Deb 8-1-2028..............          AA-           753,737          686,292
                                                                                 -------------    -------------
                  FOREIGN - GOVERNMENT - 1.02%
     1,000,000    British Columbia (Province of), 6.50% Bond
                    1-15-2026..................................          AA-         1,023,408          933,810
     1,000,000    Korea (Republic of), 8.875% Note 4-15-2008...         BBB-         1,053,682        1,050,365
     1,500,000    Ontario (Province of), 5.50% 10-1-2008.......          AA-         1,491,629        1,362,615
     1,500,000    Ontario (Province of), 7.375% 1-27-2003......          AA-         1,597,860        1,541,175
     1,000,000    Poland (Republic of), 7.125% Yankee Bond
                    7-1-2004...................................          BBB           996,114        1,003,750
       500,000    Quebec (Province of), 5.75% 2-15-2009........           A+           498,726          461,500
                                                                                 -------------    -------------
                                                                                     6,661,419        6,353,215
                                                                                 -------------    -------------
                  FOREIGN - GOVERNMENT AGENCIES - 0.08%
       500,000    Korea Development Bank, 7.125% 4-22-2004.....         BBB-           496,467          488,178
                                                                                 -------------    -------------
                  FOREST PRODUCTS - 0.16%
     1,000,000    Fort James Corp., 6.50% Sr Note 9-15-2002....         BBB-           999,168          997,041
                                                                                 -------------    -------------
                  HOUSING - 0.19%
     1,250,000    Masco Corp., 6.625% Deb 4-15-2018............           A-         1,248,291        1,162,856
                                                                                 -------------    -------------
                  INDUSTRIAL - 0.22%
     1,500,000    Tyco International Group S.A., 6.875% Yankee
                    Bond 1-15-2029.............................           A-         1,513,436        1,370,085
                                                                                 -------------    -------------
                  INSURANCE - 0.31%
       500,000    American General Corp., 6.625% 2-15-2029.....          AA-           476,636          451,842
     1,500,000    Reliastar Financial Corp., 6.625% Note
                    9-15-2003..................................            A         1,545,505        1,489,193
                                                                                 -------------    -------------
                                                                                     2,022,141        1,941,035
                                                                                 -------------    -------------
                  LEASING - 0.39%
     1,500,000    Comdisco, Inc., 5.95% 4-30-2002..............         BBB+         1,499,859        1,472,741
     1,000,000    Ryder System, Inc., 6.60% Note 11-15-2005....         BBB+           999,685          952,487
                                                                                 -------------    -------------
                                                                                     2,499,544        2,425,228
                                                                                 -------------    -------------
                  MEDIA - 0.11%
       750,000    Belo (A.H.) Corp., 7.25% Note 9-15-2027......         BBB-           745,654          695,583
                                                                                 -------------    -------------
                  MISCELLANEOUS - 0.04%
       250,000    New York (City of), 10.00% General Obligation
                    Taxable Bond Ser D 8-1-2005................           A-           250,136          277,300
                                                                                 -------------    -------------
                  NATURAL GAS TRANSMISSIONS - 0.46%
     1,000,000    CMS Panhandle Holding Co., 7.00% 7-15-2029
                    (f)........................................         BBB-           991,472          924,138
     1,250,000    Tennessee Gas Pipeline, 7.50% Deb 4-1-2017...          BBB         1,231,091        1,240,746
       750,000    Trans-Canada Pipelines Ltd., 6.49% Bond
                    1-21-2009..................................           A-           755,221          718,937
                                                                                 -------------    -------------
                                                                                     2,977,784        2,883,821
                                                                                 -------------    -------------
                  NUCLEAR FUEL - 0.19%
     1,250,000    USEC, Inc., 6.625% Sr Note 1-20-2006.........         BBB+         1,246,987        1,192,065
                                                                                 -------------    -------------
                  OIL-CRUDE PETROLEUM AND GAS - 0.23%
     1,500,000    Conoco, Inc., 6.35% 4-15-2009................           A-         1,500,000        1,437,039
                                                                                 -------------    -------------

--------------------------------------------------------------------------------

                                                                   Standard
    Principal                                                      & Poor's                          Market
      Amount                                                        Rating         Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  OIL-EQUIPMENT WELLS AND SERVICES - 0.22%
   $ 1,000,000    Petroleum Geo-Services ASA, 7.125% Sr Note
                    3-30-2028..................................          BBB     $     997,137    $     919,166
       500,000    Petroleum Geo-Services, 6.25% Bond
                    11-19-2003.................................          BBB           498,042          483,648
                                                                                 -------------    -------------
                                                                                     1,495,179        1,402,814
                                                                                 -------------    -------------
                  PRINTING - 0.14%
     1,000,000    Donnelley (R.R.) & Sons, 6.625% 4-15-2029....           A+           989,873          906,896
                                                                                 -------------    -------------
                  RAILROAD AND RAILROAD EQUIPMENT - 0.08%
       500,000    CSX Corp., 7.90% Deb 5-1-2017................          BBB           499,724          514,409
                                                                                 -------------    -------------
                  RETAIL-DEPARTMENT STORES - 0.49%
     2,000,000    Dayton Hudson Corp., 5.875% 11-1-2008........           A-         1,943,430        1,860,680
     1,250,000    Federated Department Stores, 6.30% Note
                    4-1-2009...................................         BBB+         1,246,658        1,173,875
                                                                                 -------------    -------------
                                                                                     3,190,088        3,034,555
                                                                                 -------------    -------------
                  SUPRA-NATIONAL - 0.20%
     1,250,000    Corp Andina de Fomento, 7.10% Yankee Bond
                    2-1-2003...................................         BBB+         1,249,528        1,221,894
                                                                                 -------------    -------------
                  TECHNOLOGY - 0.18%
     1,250,000    Lucent Technologies, Inc., 6.45% Bond
                    3-15-2029..................................            A         1,243,285        1,142,190
                                                                                 -------------    -------------
                  TELECOMMUNICATIONS - 1.33%
     1,250,000    360 Communications Co., 7.50% Sr Note
                    3-1-2006...................................            A         1,247,847        1,289,759
     1,250,000    AirTouch Communications, 6.65% 5-1-2008......         BBB+         1,270,828        1,216,185
     1,500,000    ALLTEL Corp., 6.80% 5-1-2029.................           A-         1,490,687        1,380,719
     1,750,000    AT&T Corp., 6.00% 3-15-2009..................          AA-         1,745,968        1,642,524
     1,500,000    Sprint Capital Corp., 5.875% 5-1-2004........         BBB+         1,492,742        1,445,693
     1,500,000    U S West Communications, 5.625% Note
                    11-15-2008.................................           A+         1,494,941        1,359,344
                                                                                 -------------    -------------
                                                                                     8,743,013        8,334,224
                                                                                 -------------    -------------
                  TELEPHONE SERVICES - 0.44%
     1,000,000    Century Telephone Enterprises, Inc., 6.15% Sr
                    Note 1-15-2005.............................         BBB+           998,746          966,934
     1,000,000    GTE Corp., 7.51% Note 4-1-2009...............            A           992,904        1,036,259
       750,000    Telecommunicaciones de Puerto Rico, 6.65%
                    Note 5-15-2006 (f).........................          BBB           749,726          738,040
                                                                                 -------------    -------------
                                                                                     2,741,376        2,741,233
                                                                                 -------------    -------------
                  UTILITIES-ELECTRIC - 1.22%
     1,500,000    Detroit Edison Co., 5.90% Medium Term Note
                    4-16-2001..................................           A-         1,509,086        1,488,450
     1,000,000    Duke Energy Corp., 6.00% Sr Note 12-1-2028...           A+           976,273          840,570
     1,500,000    Madison Gas & Electric, 6.02% Sr Note
                    9-15-2008..................................          AA-         1,500,000        1,390,031
     1,000,000    Niagara Mohawk Power, 7.25% Sr Note
                    10-1-2002..................................         BBB-           995,473        1,006,979
     1,500,000    Pennsylvania Electric Co., 6.125% 4-1-2009...            A         1,499,319        1,417,328
     1,500,000    TXU Electric Capital V, 8.175% Deb
                    1-30-2037..................................         BBB-         1,510,619        1,476,945
                                                                                 -------------    -------------
                                                                                     7,990,770        7,620,303
                                                                                 -------------    -------------
                  TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                  $ 105,779,033    $ 101,235,764
                                                                                 -------------    -------------
                                                                                 -------------    -------------

CORPORATE BONDS-NON-INVESTMENT GRADE - 5.77%

--------------------------------------------------------------------------------
                                                                   Standard
    Principal                                                      & Poor's                          Market
      Amount                                                        Rating         Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  AUTOMOBILE AND MOTOR VEHICLE PARTS - 0.11%
   $   750,000    Federal-Mogul Co., 7.375% Note 1-15-2006
                    (f)........................................          BB+     $     747,029    $     706,226
                                                                                 -------------    -------------
                  BROADCASTING - 0.29%
       750,000    Chancellor Media Corp., 9.00% Deb
                    10-1-2008..................................            B           826,527          763,125
     1,000,000    Sinclair Broadcasting Group, Inc., 10.00% Sr
                    Sub Note 9-30-2005.........................            B         1,000,000        1,022,500
                                                                                 -------------    -------------
                                                                                     1,826,527        1,785,625
                                                                                 -------------    -------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

CORPORATE BONDS-CONTINUED
--------------------------------------------------------------------------------

                                                                   Standard
    Principal                                                      & Poor's                          Market
      Amount                                                        Rating         Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  BUSINESS SERVICES - 0.08%
   $   500,000    Iron Mountain, Inc., 8.75% 9-30-2009.........           B-     $     501,933    $     485,000
                                                                                 -------------    -------------
                  CABLE TELEVISION - 1.54%
     1,000,000    Adelphia Communications, Inc., 8.375% Sr Note
                    2-1-2008...................................           B+         1,006,827          962,500
     1,000,000    Adelphia Communications, Inc., 9.25% Sr Note
                    10-1-2002..................................           B+         1,014,528        1,012,500
     1,008,177    Australis Media Ltd., Sr Sub Disc Note
                    5-15-2003 (Zero coupon through 5-15-2000,
                    thereafter 15.75%) (a)(e)..................            D           802,731               10
     3,500,000    Charter Communications Holdings LLC, 9.92% Sr
                    Disc Note 4-1-2011 (Zero coupon through
                    4-1-2004, thereafter 9.92%) (f)(g).........           B+         2,209,569        2,170,000
     1,000,000    CSC Holdings, Inc., 10.50% Sr Sub Deb
                    5-15-2016..................................          BB-         1,014,278        1,131,250
       750,000    CSC Holdings, Inc., 8.125% Sr Deb
                    8-15-2009..................................          BB+           769,647          763,125
     1,000,000    Lenfest Communications, 8.25% Sr Sub Note
                    2-15-2008..................................          BB-           997,526        1,016,250
     1,750,000    Mediacom LLC/Capital Corp., 7.875% Sr Note
                    2-15-2011 (f)..............................           B+         1,725,793        1,561,875
       750,000    Telewest Communication plc, 8.62% Sr Disc
                    Note 4-15-2009 (Zero coupon until
                    4-15-2004, thereafter 9.25%) (e)(g)........           B+           512,774          499,688
       750,000    United International Holdings, 10.53% Sr Disc
                    Note 2-15-2008 (Zero coupon through
                    2-15-2003, thereafter 10.75%) (g)..........            B           520,913          493,125
                                                                                 -------------    -------------
                                                                                    10,574,586        9,610,323
                                                                                 -------------    -------------
                  CHEMICALS - 0.12%
       750,000    Lyondell Chemical Co., 9.875% 5-1-2007 (e)...           BB           750,703          766,875
                                                                                 -------------    -------------
                  COMPUTER-HARDWARE - 0.18%
     1,000,000    Unisys Corp., 11.75% Sr Note 10-15-2004......          BB-         1,069,238        1,110,000
                                                                                 -------------    -------------
                  ENERGY - 0.26%
     1,750,000    Energy Corp. of America, 9.50% Sr Sub Note
                    5-15-2007..................................            B         1,750,000        1,601,250
                                                                                 -------------    -------------
                  ENTERTAINMENT - 0.12%
       750,000    Speedway Motorsports, Inc., 8.50% Sr Sub Deb
                    8-15-2007..................................           B+           755,701          757,500
                                                                                 -------------    -------------
                  FOOD-MISCELLANEOUS - 0.12%
       750,000    Luigino's, Inc., 10.00% Sr Sub Note 2-1-2006
                    (f)........................................           B-           753,123          733,125
                                                                                 -------------    -------------
                  FOREIGN - GOVERNMENT - 0.39%
       800,000    Brazil (Republic of), 11.625% Bond
                    4-15-2004..................................           B+           792,750          742,000
     1,000,000    Philippines (Republic of), 8.875% Sr Note
                    4-15-2008..................................          BB+           975,564          978,750
     1,000,000    United Mexican States, 6.25% Secured Note Ser
                    W-B 12-31-2019.............................           BB           756,862          733,737
                                                                                 -------------    -------------
                                                                                     2,525,176        2,454,487
                                                                                 -------------    -------------
                  OIL-CRUDE PETROLEUM AND GAS - 0.10%
       650,000    Ocean Energy, Inc., 8.875% Sr Sub Note
                    7-15-2007..................................          BB-           649,726          648,375
                                                                                 -------------    -------------
                  PAPER - 0.16%
     1,000,000    Packaging Corp. of America, 9.625% Sr Sub
                    Note 4-1-2009 (f)..........................            B         1,026,524        1,015,000
                                                                                 -------------    -------------
                  TELECOMMUNICATIONS - 1.87%
     1,000,000    Hyperion Telecommunications, 12.25% Sr Note
                    9-1-2004...................................          BB-         1,082,824        1,055,000
       750,000    Intermedia Communications, Inc., 8.50% Sr
                    Note 1-15-2008.............................            B           750,000          686,250
       500,000    McleodUSA, Inc., 8.125% Sr Note 2-15-2009
                    (f)........................................           NR           496,333          462,500
     1,500,000    Metronet Communications, 8.16% Sr Disc Note
                    6-15-2008 (Zero coupon through 6-15-2003,
                    thereafter 9.95%) (g)......................          BBB         1,166,453        1,102,500
       750,000    Microcell Telecommunications, Inc., 12.52%
                    Disc Note 6-1-2006 (Zero coupon through
                    12-1-2001, thereafter 14.00%) (g)..........           NR           589,907          605,625
     1,500,000    Nextel Communications, Inc., 10.19% Sr Disc
                    Note 9-15-2007 (Zero coupon through
                    9-15-2002, thereafter 10.65%) (g)..........           B-         1,106,466        1,091,250
     1,250,000    Orange plc, 9.00% Sr Sub Deb 6-1-2009 (e)....          BB-         1,251,874        1,256,250
       750,000    Qwest Communications International, Inc.,
                    7.25% Sr Note Ser B 11-1-2008..............          BB+           750,000          735,000
     1,250,000    RCN Corp., 10.00% Sr Note 10-15-2007.........           NR         1,280,954        1,256,250
     2,000,000    Rogers Cantel, Inc., 9.375% Sr Secured Deb
                    6-1-2008...................................          BB+         2,114,444        2,072,500
     1,000,000    Splitrock Services, Inc., 11.75% Sr Note
                    7-15-2008..................................           NR         1,007,400          935,000

--------------------------------------------------------------------------------

                                                                   Standard
    Principal                                                      & Poor's                          Market
      Amount                                                        Rating         Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
   $   500,000    Winstar Communications, Inc., 11.15% Sr Disc
                    Note 10-15-2005 (Zero coupon until
                    10-15-2000, thereafter 14.00%) (g).........         CCC+     $     456,288    $     437,500
                                                                                 -------------    -------------
                                                                                    12,052,943       11,695,625
                                                                                 -------------    -------------
                  TELEPHONE SERVICES - 0.27%
       750,000    Alaska Communications SY, 9.375% Sr Sub Note
                    5-15-2009 (e)..............................           B+           750,714          720,000
     1,000,000    Level 3 Communications, Inc., 9.125% Sr Note
                    5-1-2008...................................            B           997,522          982,500
                                                                                 -------------    -------------
                                                                                     1,748,236        1,702,500
                                                                                 -------------    -------------
                  TEXTILE MANUFACTURING - 0.16%
     1,000,000    Pillowtex Corp., 10.00% Sr Sub Note
                    11-15-2006.................................           B+         1,045,953          990,000
                                                                                 -------------    -------------
                  TOTAL CORPORATE BONDS - NON-INVESTMENT
                    GRADE......................................                  $  37,777,398    $  36,061,911
                                                                                 -------------    -------------
                                                                                 -------------    -------------

U.S. GOVERNMENT SECURITIES-5.78%

--------------------------------------------------------------------------------
    Principal                                                                         Market
      Amount                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.06%
                  MORTGAGE BACKED SECURITIES:
   $ 7,561,754    6.00% 2013-2014 (i)..........................   $   7,317,594    $   7,259,980
       736,637    6.30% 2008...................................         737,529          719,448
     1,927,841    6.63% 2005...................................       1,977,481        1,934,290
     1,141,305    7.00% 2011...................................       1,121,286        1,146,350
     1,261,876    7.50% 2022-2027..............................       1,302,501        1,276,184
       511,653    8.00% 2025...................................         519,408          525,061
        25,348    9.00% 2021...................................          25,293           26,855
                                                                  -------------    -------------
                  TOTAL FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION................................      13,001,092       12,888,168
                                                                  -------------    -------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
                  0.67%
                  MORTGAGE BACKED SECURITIES:
     1,960,744    7.50% 2023...................................       1,868,221        1,982,628
     1,981,976    9.00% 2022-2023..............................       2,046,390        2,103,548
        80,337    9.50% 2020...................................          80,136           86,547
                                                                  -------------    -------------
                  TOTAL GOVERNMENT NATIONAL MORTGAGE
                    ASSOCIATION................................       3,994,747        4,172,723
                                                                  -------------    -------------
                  U.S. TREASURY SECURITIES - 3.05%
                  BONDS:
    30,150,000    5.65% 2019 Zero Coupon Strip (g).............       9,006,225        8,757,339
                                                                  -------------    -------------
                  NOTES:
     3,000,000    4.625% 2000..................................       2,980,371        2,966,250
     1,800,000    5.50% 2003...................................       1,792,189        1,785,375
     5,500,000    6.125% 2007..................................       5,565,826        5,560,159
                                                                  -------------    -------------
                                                                     10,338,386       10,311,784
                                                                  -------------    -------------
                  TOTAL U.S. TREASURY SECURITIES...............      19,344,611       19,069,123
                                                                  -------------    -------------
                  TOTAL U.S. GOVERNMENT SECURITIES.............      36,340,450       36,130,014
                                                                  -------------    -------------
                                                                  -------------    -------------
                  TOTAL LONG-TERM INVESTMENTS..................   $ 547,788,829    $ 622,171,452
                                                                  -------------    -------------
                                                                  -------------    -------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

SHORT-TERM INVESTMENTS-1.14%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS - 1.14%
   $ 7,129,164    U.S. Bank N.A. Money Market Variable Rate
                    Time Deposit, Current rate -- 4.91%........   $   7,129,164
                                                                  -------------
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $554,917,993) (B)..........................   $ 629,300,616
                                                                  -------------
                                                                  -------------

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At June 30, 1999, the cost of securities for federal income tax purposes was $555,577,536, and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 87,321,512

Unrealized depreciation.....................................   (13,598,432)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 73,723,080
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.42% of net assets as of June 30, 1999.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Year Acquired  Shares/Par   Security                                                                             Cost Basis
-------------  -----------  -----------------------------------------------------------------------------------  ----------
1999              750,000   Alaska Communications SY due 2009 - 144A                                             $  750,714
1997            1,008,177   Australis Media Ltd. due 2003                                                           802,731
1997              798,310   Blackrock Capital Finance L.P. due 2037 - 144A                                          805,598
1997            1,500,000   DLJ Mortgage Acceptance Corp. due 2007 - 144A                                         1,513,308
1996            1,560,370   DLJ Mortgage Acceptance Corp. due 2028 - 144A                                         1,571,737
1999            1,250,000   Goldman Sachs Group due 2009 - 144A                                                   1,250,000
1997                  250   Highwaymaster Communications, Inc. (Warrants) - 144A                                      4,547
1996                1,000   Hyperion Telecom (Warrants) - 144A                                                        4,022
1999              750,000   Lyondell Chemical Co. due 2007 - 144A                                                   750,703
1999            1,250,000   Orange plc due 2009 - 144A                                                            1,251,874
1999            1,500,000   Pepsi Bottling Group due 2029 - 144A                                                  1,489,832
1998            1,250,000   Prudential Insurance Co. due 2006 - 144A                                              1,244,997
1999              750,000   Telewest Communication plc due 2009 - 144A                                              512,774

       The aggregate value of these securities at June 30, 1999, was $10,919,604, which represents 1.75% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at June 30, 1999, was $11,033,257, which represents 1.76% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (h) The interest rate disclosed for principal only strips represents effective yield at June 30, 1999, based upon future cash flows. This security has been identified by portfolio management as a liquid security. The aggregate value of this security at June 30, 1999, was $512,745, which represents .08% of total net assets.
 (i) The cost of securities purchased on a when-issued basis at June 30, 1999, was $5,751,562.
  * Moody's Rating
 ** Duff & Phelps Rating

FORTIS SERIES FUND, INC.
VALUE SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-97.95%

--------------------------------------------------------------------------------
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
             AEROSPACE AND EQUIPMENT - 1.31%
    9,700    Raytheon Co. Class B.........................   $    696,629    $    682,637
    8,000    United Technologies Corp.....................        436,505         573,500
                                                             ------------    ------------
                                                                1,133,134       1,256,137
                                                             ------------    ------------
             AUTOMOBILE AND MOTOR VEHICLE
             PARTS - 0.14%
    7,338    Delphi Automotive Systems Corp...............         98,436         136,212
                                                             ------------    ------------
             AUTOMOBILE MANUFACTURERS - 3.08%
   32,000    Ford Motor Co................................      1,733,116       1,806,000
   17,500    General Motors Corp..........................        956,037       1,155,000
                                                             ------------    ------------
                                                                2,689,153       2,961,000
                                                             ------------    ------------
             BANKS - 5.75%
   31,300    Bank of America Corp.........................      1,758,907       2,294,681
   13,800    Bank of New York Company, Inc................        418,763         506,287
   21,300    Chase Manhattan Corp.........................      1,567,152       1,845,112
   11,500    Fleet Financial Group, Inc...................        436,440         510,312
    6,500    PNC Bank Corp................................        317,013         374,562
                                                             ------------    ------------
                                                                4,498,275       5,530,954
                                                             ------------    ------------
             BEVERAGE - 2.26%
   12,500    Anheuser-Busch Companies, Inc................        923,102         886,719
    5,000    Canandaigua Brands, Inc. Class A (a).........        273,534         262,187
   44,500    Pepsi Bottling Group, Inc....................        965,753       1,026,281
                                                             ------------    ------------
                                                                2,162,389       2,175,187
                                                             ------------    ------------
             BUILDING MATERIALS - 0.46%
   13,000    Owens Corning................................        476,163         446,875
                                                             ------------    ------------
             BUSINESS SERVICES - 4.31%
   24,500    American Management Systems, Inc. (a)........        721,613         785,531
   16,500    Avis Rent A Car, Inc. (a)....................        478,528         480,562
   18,500    First Data Corp..............................        833,189         905,344
   24,500    Modis Professional Services, Inc. (a)........        360,393         336,875
   16,000    National Data Corp...........................        722,281         684,000
   16,000    Policy Management Systems Corp. (a)..........        476,297         480,000
    5,000    Tyco International Ltd.......................        436,033         473,750
                                                             ------------    ------------
                                                                4,028,334       4,146,062
                                                             ------------    ------------
             CHEMICALS - 1.06%
    8,000    Dow Chemical Co..............................        851,964       1,015,000
                                                             ------------    ------------
             CHEMICALS-SPECIALTY - 0.50%
    7,000    Geon Co......................................        225,890         225,750
   11,000    NOVA Chemicals Corp..........................        236,219         256,437
                                                             ------------    ------------
                                                                  462,109         482,187
                                                             ------------    ------------
             COMPUTER-COMMUNICATION
             EQUIPMENT - 0.79%
   15,500    NCR Corp. (a)................................        704,079         756,594
                                                             ------------    ------------
             COMPUTER-HARDWARE - 0.82%
   17,000    Apple Computer, Inc. (a).....................        735,308         787,312
                                                             ------------    ------------
             COMPUTER-SOFTWARE - 3.95%
    7,000    Adaptec, Inc. (a)............................        176,188         247,187
   11,000    Affiliated Computer Services, Inc. (a).......        467,889         556,875
    8,500    Check Point Software Technologies Ltd. (a)           376,550         455,812
    9,500    Computer Associates International, Inc.......        464,571         522,500
   16,000    Compuware Corp. (a)..........................        467,371         509,000
   40,500    CSG Systems International, Inc. (a)..........      1,019,383       1,060,594

                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
    8,000    Electronic Data Systems Corp.................   $    325,490    $    452,500
                                                             ------------    ------------
                                                                3,297,442       3,804,468
                                                             ------------    ------------
             CONSTRUCTION - 1.08%
   14,000    Centex Corp..................................        491,638         525,875
    8,400    Kaufman & Broad Home Corp....................        202,652         208,950
   13,100    Pulte Corp...................................        296,604         302,119
                                                             ------------    ------------
                                                                  990,894       1,036,944
                                                             ------------    ------------
             ELECTRONIC-CONTROLS AND
             EQUIPMENT - 2.52%
    9,200    American Power Conversion Corp. (a)..........        160,138         185,150
    7,800    Dionex Corp. (a).............................        351,933         315,900
   19,100    Hewlett-Packard Co...........................        954,677       1,919,550
                                                             ------------    ------------
                                                                1,466,748       2,420,600
                                                             ------------    ------------
             ELECTRONIC-DEFENSE - 1.01%
    9,000    L-3 Communications Holdings, Inc. (a)........        441,945         434,812
    7,500    Litton Industries, Inc. (a)..................        471,652         538,125
                                                             ------------    ------------
                                                                  913,597         972,937
                                                             ------------    ------------
             ELECTRONIC-SEMICONDUCTOR AND
             CAPACITOR - 1.56%
   13,500    Altera Corp. (a).............................        466,997         496,969
    5,500    Micron Technology, Inc. (a)..................        237,553         221,719
    5,400    Texas Instruments, Inc.......................        642,307         783,000
                                                             ------------    ------------
                                                                1,346,857       1,501,688
                                                             ------------    ------------
             FINANCIAL SERVICES - 12.83%
    7,500    Ambac Financial Group, Inc...................        447,514         428,437
   30,500    C.I.T. Group, Inc............................        894,546         880,687
   13,000    Capital One Financial Corp...................        707,589         723,937
   60,375    Citigroup, Inc...............................      1,710,755       2,867,812
    7,000    Conseco, Inc.................................        244,082         213,062
   11,000    Countrywide Credit Industries, Inc...........        452,049         470,250
   32,500    Fannie Mae...................................      2,094,445       2,222,187
   26,500    Freddie Mac..................................      1,464,535       1,537,000
   31,000    Heller Financial, Inc........................        819,351         862,187
    3,000    J.P. Morgan & Co., Inc.......................        261,534         421,500
    8,500    Marsh & McLennan Companies, Inc..............        465,672         641,750
    9,500    MGIC Investment Corp.........................        455,278         461,937
    6,000    Morgan Stanley Dean Witter & Co..............        428,693         615,000
                                                             ------------    ------------
                                                               10,446,043      12,345,746
                                                             ------------    ------------
             FOOD - 0.75%
   17,000    U.S. Foodservice (a).........................        770,165         724,625
                                                             ------------    ------------
             FURNITURE - 0.74%
   25,500    Furniture Brands International, Inc. (a).....        659,754         710,812
                                                             ------------    ------------
             HEALTH CARE SERVICES - 1.30%
   11,000    C.R. Bard, Inc...............................        470,706         525,937
    6,000    MedQuist, Inc. (a)...........................        221,183         262,500
    5,500    Wellpoint Health Networks, Inc. (a)..........        411,799         466,812
                                                             ------------    ------------
                                                                1,103,688       1,255,249
                                                             ------------    ------------
             HOTEL AND GAMING - 0.25%
   25,000    Park Place Entertainment Corp. (a)...........        246,511         242,188
                                                             ------------    ------------
             INSURANCE - 3.05%
    5,000    Aetna, Inc...................................        464,214         447,188
   13,000    American General Corp........................        930,970         979,875
    7,100    Hartford Financial Services Group, Inc.......        369,045         414,019

FORTIS SERIES FUND, INC.
VALUE SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
   33,500    MONY Group, Inc..............................   $    963,542    $  1,092,938
                                                             ------------    ------------
                                                                2,727,771       2,934,020
                                                             ------------    ------------
             LEISURE TIME-AMUSEMENTS - 1.21%
   39,000    Hollywood Entertainment Corp. (a)............        876,169         762,938
   19,000    Mandalay Resort Group (a)....................        422,651         401,375
                                                             ------------    ------------
                                                                1,298,820       1,164,313
                                                             ------------    ------------
             MACHINERY-SPECIALTY - 0.46%
    6,800    Ingersoll-Rand Co............................        304,966         439,450
                                                             ------------    ------------
             MACHINERY-TOOLS - 0.42%
    7,000    Danaher Corp.................................        454,884         406,875
                                                             ------------    ------------
             MEDIA - 2.01%
    7,000    Meredith Corp................................        248,387         242,375
   23,000    Time Warner, Inc.............................      1,495,807       1,690,500
                                                             ------------    ------------
                                                                1,744,194       1,932,875
                                                             ------------    ------------
             MEDICAL SUPPLIES - 2.35%
   23,500    Baxter International, Inc. (with rights).....      1,434,539       1,424,688
   22,500    IDEXX Laboratories, Inc. (a).................        484,978         524,531
    8,500    Mallinckrodt Group, Inc......................        255,377         309,188
                                                             ------------    ------------
                                                                2,174,894       2,258,407
                                                             ------------    ------------
             METALS-FABRICATING - 0.50%
    9,000    Waters Corp. (a).............................        448,483         478,125
                                                             ------------    ------------
             METALS-MINING AND
             MISCELLANEOUS - 0.51%
    8,000    Alcoa, Inc...................................        319,359         495,000
                                                             ------------    ------------
             NATURAL GAS TRANSMISSIONS - 0.46%
   12,500    El Paso Energy Corp..........................        463,737         439,844
                                                             ------------    ------------
             NATURAL RESOURCES - 0.12%
    5,500    Dynegy, Inc..................................         99,410         112,063
                                                             ------------    ------------
             OFFICE EQUIPMENT AND SUPPLIES - 2.83%
   17,600    Pitney Bowes, Inc............................      1,159,342       1,130,800
   27,000    Xerox Corp...................................      1,618,053       1,594,688
                                                             ------------    ------------
                                                                2,777,395       2,725,488
                                                             ------------    ------------
             OIL AND GAS FIELD SERVICES - 0.60%
    9,000    Schlumberger Ltd.............................        430,643         573,188
                                                             ------------    ------------
             OIL-CRUDE PETROLEUM AND GAS - 11.01%
   10,200    Chevron Corp.................................        872,057         970,913
   52,000    Conoco, Inc. Class A.........................      1,268,949       1,449,500
   45,400    Exxon Corp...................................      3,300,399       3,501,475
    9,500    Mobil Corp...................................        750,365         940,500
   28,000    Phillips Petroleum Co........................      1,445,499       1,408,750
   23,100    Royal Dutch Petroleum Co. NY Shares..........      1,151,633       1,391,775
   28,500    USX-Marathon Group...........................        880,422         928,031
                                                             ------------    ------------
                                                                9,669,324      10,590,944
                                                             ------------    ------------
             PAPER - 1.21%
   30,500    Louisiana-Pacific Corp.......................        659,229         724,375
    6,500    Temple-Inland, Inc...........................        452,272         443,625
                                                             ------------    ------------
                                                                1,111,501       1,168,000
                                                             ------------    ------------
             PRINTING - 0.98%
    9,500    Electronics for Imaging, Inc. (a)............        441,252         488,063
   12,500    Valassis Communications, Inc. (a)............        462,997         457,813
                                                             ------------    ------------
                                                                  904,249         945,876
                                                             ------------    ------------
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
             PUBLISHING - 0.66%
   14,000    McClatchy Co. Class A........................   $    474,330    $    463,750
    9,900    Wiley (John) & Sons, Inc. Class A............        211,693         174,488
                                                             ------------    ------------
                                                                  686,023         638,238
                                                             ------------    ------------
             RESTAURANTS AND FRANCHISING - 0.58%
   25,500    Darden Restaurants, Inc......................        547,171         556,219
                                                             ------------    ------------
             RETAIL-CLOTHING - 2.08%
   10,000    AnnTaylor Stores Corp. (a)...................        437,075         450,000
   15,500    Ross Stores, Inc.............................        752,501         780,813
   14,000    Talbots, Inc.................................        459,575         533,750
    7,000    TJX Companies, Inc...........................        218,406         233,188
                                                             ------------    ------------
                                                                1,867,557       1,997,751
                                                             ------------    ------------
             RETAIL-DEPARTMENT STORES - 1.18%
    8,500    Harcourt General, Inc........................        444,745         438,281
   17,000    May Department Stores Co.....................        742,196         694,875
                                                             ------------    ------------
                                                                1,186,941       1,133,156
                                                             ------------    ------------
             RETAIL-DISCOUNT STORES - 0.52%
   30,500    Kmart Corp. (a)..............................        501,292         501,344
                                                             ------------    ------------
             RETAIL-MISCELLANEOUS - 0.77%
   11,500    Regis Corp...................................        297,552         220,656
   20,500    Tupperware Corp..............................        471,896         522,750
                                                             ------------    ------------
                                                                  769,448         743,406
                                                             ------------    ------------
             SHIP BUILDING, SHIPPING - 0.44%
   14,000    Tidewater, Inc...............................        369,213         427,000
                                                             ------------    ------------
             TELECOMMUNICATION EQUIPMENT - 1.86%
   22,500    ECI Telecommunications Ltd...................        821,405         746,719
   18,500    General Instrument Corp. (a).................        652,022         786,250
    7,000    Scientific-Atlanta, Inc......................        249,801         252,000
                                                             ------------    ------------
                                                                1,723,228       1,784,969
                                                             ------------    ------------
             TELEPHONE SERVICES - 9.53%
   47,500    AT&T Corp....................................      2,186,356       2,651,094
   28,500    Bell Atlantic Corp...........................      1,600,842       1,863,188
   36,000    BellSouth Corp...............................      1,487,155       1,687,500
   24,500    CenturyTel, Inc..............................        968,336         973,875
   17,000    GTE Corp.....................................      1,154,761       1,287,750
   13,400    Sprint Corp..................................        306,096         707,688
                                                             ------------    ------------
                                                                7,703,546       9,171,095
                                                             ------------    ------------
             TOBACCO - 0.23%
    5,500    Philip Morris Companies, Inc.................        229,071         221,031
                                                             ------------    ------------
             TRANSPORTATION - 0.81%
   26,500    United Rentals, Inc. (a).....................        712,921         781,750
                                                             ------------    ------------
             UNIT INVESTMENT TRUST - 2.81%
   20,000    S & P 500 Depositary Receipt.................      2,635,576       2,703,564
                                                             ------------    ------------
             UTILITIES-ELECTRIC - 2.29%
   11,000    Consolidated Edison, Inc.....................        562,846         497,750
   15,500    Edison International.........................        422,439         414,625
    7,000    Public Service Enterprise Group, Inc.........        280,858         286,125
   13,500    Reliant Energy, Inc..........................        437,551         372,938
   13,500    Southern Co..................................        402,153         357,750
    7,000    Unicom Corp..................................        270,445         269,938
                                                             ------------    ------------
                                                                2,376,292       2,199,126
                                                             ------------    ------------
             TOTAL COMMON STOCKS..........................   $ 85,318,952    $ 94,231,894
                                                             ------------    ------------
                                                             ------------    ------------

SHORT-TERM INVESTMENTS-2.76%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS - 2.38%
   $2,286,700    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 4.91%........   $ 2,286,700
                                                                 ------------
                 DIVERSIFIED FINANCE - 0.38%
      370,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.01%......................       370,000
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................     2,656,700
                                                                 ------------
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $87,975,652) (b)...........................   $96,888,594
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1999, the cost of securities for federal income tax purposes was $88,284,848 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 10,140,436
Unrealized depreciation.....................................    (1,536,690)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $  8,603,746
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.96% of total net assets as of June 30, 1999.

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-86.59%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              ADVERTISING-PUBLIC RELATIONS - 1.12%
     42,000   Interpublic Group of Companies, Inc..........   $   3,241,950    $   3,638,250
                                                              -------------    -------------
              AEROSPACE AND EQUIPMENT - 2.05%
     25,000   Northrop Grumman Corp........................       1,682,750        1,657,812
     70,000   United Technologies Corp.....................       2,018,747        5,018,125
                                                              -------------    -------------
                                                                  3,701,497        6,675,937
                                                              -------------    -------------
              AUTOMOBILE MANUFACTURERS - 0.45%
     26,000   Ford Motor Co................................       1,599,814        1,467,375
                                                              -------------    -------------
              BANKS - 6.35%
     61,000   Bank of America Corp.........................       4,282,018        4,472,062
     85,799   Bank One Corp................................       3,075,007        5,110,403
     42,000   Chase Manhattan Corp.........................       3,283,770        3,638,250
     88,000   Fleet Financial Group, Inc...................       3,294,470        3,905,000
     55,000   Marshall & Ilsley Corp.......................       3,176,800        3,540,625
                                                              -------------    -------------
                                                                 17,112,065       20,666,340
                                                              -------------    -------------
              BEVERAGE - 0.87%
     40,000   Anheuser-Busch Companies, Inc................       2,475,919        2,837,500
                                                              -------------    -------------
              BROKERAGE AND INVESTMENT - 0.80%
     32,700   Merrill Lynch & Co., Inc.....................       2,689,224        2,613,956
                                                              -------------    -------------
              BUSINESS SERVICES - 3.58%
     70,000   Automatic Data Processing, Inc...............       3,246,733        3,080,000
    107,000   Omnicom Group, Inc...........................       2,883,907        8,560,000
                                                              -------------    -------------
                                                                  6,130,640       11,640,000
                                                              -------------    -------------
              CHEMICALS - 1.50%
     50,000   du Pont (E.I.) de Nemours & Co...............       3,708,342        3,415,625
     30,000   Union Carbide Corp...........................       1,654,908        1,462,500
                                                              -------------    -------------
                                                                  5,363,250        4,878,125
                                                              -------------    -------------
              CHEMICALS-SPECIALTY - 0.49%
     70,000   Engelhard Corp...............................       1,418,597        1,583,750
                                                              -------------    -------------
              COMPUTER-SOFTWARE - 1.11%
     64,000   Electronic Data Systems Corp.................       3,332,652        3,620,000
                                                              -------------    -------------
              DRUGS - 4.22%
        600   Abbott Laboratories..........................          21,506           27,300
     63,000   American Home Products Corp..................       3,555,824        3,622,500
     46,000   Bristol-Myers Squibb Co......................       3,179,294        3,240,125
    120,500   Pharmacia and Upjohn, Inc....................       4,853,589        6,845,906
                                                              -------------    -------------
                                                                 11,610,213       13,735,831
                                                              -------------    -------------
              ELECTRICAL EQUIPMENT - 2.06%
     59,200   General Electric Co..........................       2,295,975        6,689,600
                                                              -------------    -------------
              FINANCIAL SERVICES - 4.70%
     70,000   Household International, Inc.................       3,213,278        3,316,262
     45,000   J.P. Morgan & Co., Inc.......................       6,446,741        6,322,500
     75,000   Marsh & McLennan Companies, Inc..............       4,450,807        5,662,500
                                                              -------------    -------------
                                                                 14,110,826       15,301,262
                                                              -------------    -------------
              FOOD - 4.99%
     36,000   Campbell Soup Co.............................       1,613,573        1,669,500
     50,000   Groupe Danone ADR............................       1,800,486        2,615,625
    145,000   Nabisco Group Holdings Corp..................       3,273,677        2,836,562
     70,000   Nabisco Holdings Corp. Class A...............       3,101,448        3,027,500
     92,000   Quaker Oats Co...............................       4,759,626        6,106,500
                                                              -------------    -------------
                                                                 14,548,810       16,255,687
                                                              -------------    -------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              FOREST PRODUCTS - 0.76%
     36,000   Weyerhaeuser Co..............................   $   2,417,324    $   2,475,000
                                                              -------------    -------------
              INSURANCE - 5.63%
     65,000   Allstate Corp................................       2,514,324        2,331,875
     71,394   American International Group, Inc............       3,508,321        8,357,560
    150,000   Aon Corp.....................................       6,586,931        6,187,500
     85,500   LaSalle Re Holdings Ltd......................       3,061,543        1,453,500
                                                              -------------    -------------
                                                                 15,671,119       18,330,435
                                                              -------------    -------------
              LEISURE TIME-AMUSEMENTS - 0.87%
     65,000   Royal Caribbean Cruises Ltd..................       1,320,313        2,843,750
                                                              -------------    -------------
              MACHINERY-OIL AND WELL - 1.34%
    130,000   Baker Hughes, Inc............................       2,806,855        4,355,000
                                                              -------------    -------------
              MEDICAL SUPPLIES - 0.93%
     50,000   Baxter International, Inc. (with rights).....       1,942,677        3,031,250
                                                              -------------    -------------
              NATURAL GAS TRANSMISSIONS - 6.48%
    114,254   El Paso Energy Corp..........................       1,836,879        4,020,313
    137,212   Enron Corp...................................       5,399,914       11,217,081
    138,000   Williams Companies, Inc......................       3,144,791        5,873,625
                                                              -------------    -------------
                                                                 10,381,584       21,111,019
                                                              -------------    -------------
              OIL AND GAS FIELD SERVICES - 1.17%
     60,000   Schlumberger Ltd.............................       3,110,730        3,821,250
                                                              -------------    -------------
              OIL-CRUDE PETROLEUM AND GAS - 8.63%
     22,000   BP Amoco plc ADR.............................       1,315,355        2,387,000
     37,000   Chevron Corp.................................       3,216,314        3,521,937
    108,000   Conoco, Inc. Class A.........................       2,484,000        3,010,500
     48,000   Exxon Corp...................................       1,982,160        3,702,000
     61,000   Mobil Corp...................................       4,349,056        6,039,000
     31,000   Phillips Petroleum Co........................       1,635,086        1,559,688
     55,000   Royal Dutch Petroleum Co. NY Shares                 2,642,866        3,313,750
     72,888   Texaco, Inc..................................       3,433,067        4,555,500
                                                              -------------    -------------
                                                                 21,057,904       28,089,375
                                                              -------------    -------------
              PUBLISHING - 4.01%
    150,000   McGraw-Hill Companies, Inc...................       5,413,594        8,090,625
    125,000   Reader's Digest Association, Inc. Class A....       3,500,475        4,968,750
                                                              -------------    -------------
                                                                  8,914,069       13,059,375
                                                              -------------    -------------
              REAL ESTATE-INVESTMENT TRUST - 1.37%
    156,000   Cornerstone Properties, Inc..................       2,257,051        2,476,500
     77,000   Equity Office Properties Trust...............       1,612,644        1,973,133
                                                              -------------    -------------
                                                                  3,869,695        4,449,633
                                                              -------------    -------------
              RETAIL-DEPARTMENT STORES - 0.59%
     42,800   Sears, Roebuck & Co..........................       1,764,053        1,907,275
                                                              -------------    -------------
              RETAIL-SPECIALTY - 1.60%
    110,250   Intimate Brands, Inc.........................       1,979,627        5,223,094
                                                              -------------    -------------
              STEEL AND IRON - 0.60%
     75,000   British Steel plc ADR........................       1,685,625        1,954,688
                                                              -------------    -------------
              TELECOMMUNICATIONS - 2.03%
     90,000   Ameritech Corp...............................       3,370,634        6,615,000
                                                              -------------    -------------
              TELEPHONE SERVICES - 11.55%
     76,000   ALLTEL Corp..................................       3,280,417        5,434,000
    124,500   AT&T Corp....................................       5,413,664        6,948,656
    100,000   Frontier Corp................................       3,288,923        5,900,000

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
     82,000   GTE Corp.....................................   $   3,840,836    $   6,211,500
    158,000   SBC Communications, Inc......................       5,189,562        9,164,000
     67,000   U S West, Inc................................       2,424,445        3,936,250
                                                              -------------    -------------
                                                                 23,437,847       37,594,406
                                                              -------------    -------------
              TOBACCO - 1.17%
     57,000   Philip Morris Companies, Inc.................       2,470,770        2,290,688
     48,333   R.J. Reynolds Tobacco Holdings, Inc. (a).....       1,095,303        1,522,500
                                                              -------------    -------------
                                                                  3,566,073        3,813,188
                                                              -------------    -------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              TOYS - 0.47%
     55,000   Hasbro, Inc..................................   $   1,677,297    $   1,536,563
                                                              -------------    -------------
              UTILITIES-ELECTRIC - 3.10%
     66,000   Montana Power Co.............................       4,438,962        4,653,000
    185,000   Potomac Electric Power Co....................       5,518,001        5,445,938
                                                              -------------    -------------
                                                                  9,956,963       10,098,938
                                                              -------------    -------------
              TOTAL COMMON STOCKS..........................   $ 208,561,821    $ 281,912,852
                                                              -------------    -------------
                                                              -------------    -------------

PREFERRED STOCKS - 7.83%

--------------------------------------------------------------------------------
                                                                                 Market
   Shares                                                      Cost (b)         Value (c)
   -------                                                   -------------    -------------
             CABLE TELEVISION - 0.54%
    8,800    Adelphia Communications Corp. Class A, Conv.,
               Ser D, 5.50%...............................   $   1,760,000    $   1,768,800
                                                             -------------    -------------
             CONTAINERS AND PACKAGING - 0.87%
   45,000    Sealed Air Corp., Conv., Ser A...............       2,896,790        2,812,500
                                                             -------------    -------------
             MEDIA - 1.76%
   45,000    Tribune Co., Conv., 2.00%....................       7,065,000        5,737,500
                                                             -------------    -------------
             MISCELLANEOUS - 1.54%
   88,000    Qwest Trends Trust, Conv., 5.75% (d).........       3,674,000        5,016,000
                                                             -------------    -------------
             TELECOMMUNICATIONS - 1.80%
   34,400    Comcast Corp. Special Class A, 3.35%.........       2,840,150        2,971,300
   43,700    Global TeleSystems Group, Inc., Conv., 7.25%
               (d)........................................       2,185,000        2,873,275
                                                             -------------    -------------
                                                                 5,025,150        5,844,575
                                                             -------------    -------------
             UTILITIES-ELECTRIC - 1.32%
   52,000    AES Corp., Conv., Ser A "Tecons", 5.375%.....       2,600,000        4,303,000
                                                             -------------    -------------
             TOTAL PREFERRED STOCKS.......................   $  23,020,940    $  25,482,375
                                                             -------------    -------------
                                                             -------------    -------------

CORPORATE BONDS-INVESTMENT GRADE - 0.56%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 WASTE DISPOSAL - 0.56%
   $1,400,000    Waste Management, Inc., 4.00% Conv.
                   2-1-2002...................................          BBB     $   1,443,875    $   1,835,750
                                                                                -------------    -------------

CORPORATE BONDS-NON-INVESTMENT GRADE - 1.54%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 ELECTRONIC-SEMICONDUCTOR AND CAPACITOR -
                 0.48%
   $1,600,000    Cypress Semiconductor Corp., 6.00% Conv.
                   10-1-2002 (d)..............................            B     $   1,600,000    $   1,546,000
                                                                                -------------    -------------
                 HEALTH CARE SERVICES - 0.28%
    1,700,000    Assisted Living Concepts, Inc., 5.625% Conv.
                   5-1-2003 (d)...............................           NR         1,700,000          926,500
                                                                                -------------    -------------
                 TELEPHONE SERVICES - 0.78%
    2,500,000    Telefonos de Mexico, S.A., 4.25% Conv. Ser A
                   6-15-2004..................................           BB         2,500,000        2,528,125
                                                                                -------------    -------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                      5,800,000        5,000,625
                                                                                -------------    -------------
                                                                                -------------    -------------
                 TOTAL LONG-TERM INVESTMENTS..................                  $ 238,826,636    $ 314,231,602
                                                                                -------------    -------------
                                                                                -------------    -------------

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

SHORT-TERM INVESTMENTS - 3.32%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS - 2.95%
   $9,619,481    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 4.91%........   $   9,619,481
                                                                 -------------
                 DIVERSIFIED FINANCE - 0.37%
    1,201,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.01%......................       1,201,000
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................      10,820,481
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $249,647,117) (B)..........................   $ 325,052,083
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1999, the cost of securities for federal income tax purposes was $249,647,117 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $82,374,866
Unrealized depreciation.....................................   (6,969,900)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $75,404,966
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired    Shares/Par    Security                                                Cost Basis
----------------   ------------- -----------------------------------------------------   --------------
1998                1,700,000    Assisted Living Concepts, Inc. due 2003 - 144A           $1,700,000
1997                1,600,000    Cypress Semiconductor Corp. due 2002 - 144A               1,600,000
1999                   43,700    Global TeleSystems Group, Inc., Conv. - 144A              2,185,000
1998                   88,000    Qwest Trends Trust, Conv. - 144A                          3,674,000

       The value of these securities at June 30, 1999, was $10,361,775, which represents 3.18% of total net assets.

 (e) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.38% of total net assets as of June 30, 1999.

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-97.39%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              BASIC INDUSTRY - 2.92%
      7,000   Air Products & Chemicals, Inc................   $     268,730    $     281,750
      1,200   Armstrong World Industries, Inc..............          75,542           69,375
      3,500   Avery Dennison Corp..........................         168,707          211,312
        900   Ball Corp....................................          34,438           38,025
      1,600   Bemis Co., Inc...............................          62,917           63,600
      6,300   Best Buy Co., Inc............................         415,863          425,250
      1,700   Boise Cascade Corp...........................          55,971           73,100
      1,800   Centex Corp..................................          48,744           67,612
      2,900   Champion International Corp..................         144,075          138,837
      3,800   Crown Cork & Seal Co., Inc...................         169,533          108,300
     17,399   Delphi Automotive Systems Corp. (a)..........         278,447          322,969
      6,700   Dow Chemical Co..............................         616,638          850,062
     34,600   Du Pont (E.I.) de Nemours and Co.............       2,037,534        2,363,612
      2,400   Eastman Chemical Co..........................         138,253          124,200
      3,800   Engelhard Corp...............................          74,814           85,975
      2,300   Fluor Corp...................................         113,794           93,150
      1,000   FMC Corp. (a)................................          71,870           68,312
      6,800   Fort James Corp..............................         265,500          257,550
      1,300   Foster Wheeler Corp..........................          34,285           18,362
      5,300   Georgia-Pacific Group........................         175,702          251,087
      1,800   Great Lakes Chemical Corp....................          76,861           82,912
      3,100   Hercules, Inc................................         127,106          121,869
     12,570   International Paper Co.......................         561,001          634,785
      1,500   Kaufman & Broad Home Corp....................          30,081           37,312
      3,300   Louisiana-Pacific Corp.......................          65,453           78,375
     10,300   Masco Corp...................................         251,879          297,412
      3,100   Mead Corp....................................          98,130          129,425
      2,000   Nalco Chemical Co............................          67,993          103,750
     10,700   Occidental Petroleum Corp....................         252,213          226,037
      5,500   Omnicom Group, Inc...........................         272,415          440,000
      4,800   Owens-Illinois, Inc. (a).....................         170,721          156,900
        900   Potlatch Corp................................          41,271           39,544
      4,800   Praxair, Inc.................................         216,466          234,910
      6,564   Rohm & Haas Co...............................         213,390          281,452
      2,543   Sealed Air Corp. (a).........................         131,376          164,977
      5,200   Sherwin-Williams Co..........................         152,370          144,300
      3,100   Sigma-Aldrich Corp...........................         100,821          106,756
      1,700   Temple-Inland, Inc...........................         101,755          116,025
      5,200   Tenneco, Inc. (with rights)..................         204,550          124,150
      4,100   Union Carbide Corp...........................         195,256          199,875
      2,200   W.R. Grace & Co. (a).........................          33,420           40,425
      3,100   Westvaco Corp................................          91,511           89,900
      6,200   Weyerhaeuser Co..............................         316,306          426,250
      3,400   Willamette Industries, Inc...................         121,755          156,612
                                                              -------------    -------------
                                                                  9,145,457       10,346,393
                                                              -------------    -------------
              CAPITAL SPENDING - 28.99%
     11,100   3Com Corp. (a)...............................         418,873          296,231
      1,900   Adobe Systems, Inc...........................          90,780          156,097
      4,500   Advanced Micro Devices, Inc. (a).............         105,993           81,281
      5,892   Allegheny Teledyne, Inc......................         141,057          133,306
     17,000   AlliedSignal, Inc............................         699,293        1,071,000
     33,400   America Online, Inc. (a).....................       2,994,945        3,690,700
      2,500   Andrew Corp. (with rights) (a)...............          62,981           47,344
      4,900   Apple Computer, Inc. (a).....................         154,572          226,931
     11,500   Applied Materials, Inc. (a)..................         443,292          849,562
      1,800   Autodesk, Inc................................          64,197           53,212
     19,000   Automatic Data Processing, Inc...............         584,596          836,000
      7,200   BMC Software, Inc............................         383,658          388,800
     29,906   Boeing Co....................................       1,364,325        1,321,471
        700   Briggs & Stratton Corp.......................          31,722           40,425

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      4,800   Browning-Ferris Industries, Inc..............   $     162,157    $     206,400
      5,300   Cabletron Systems, Inc. (a)..................         100,283           68,900
      2,300   Case Corp....................................         124,947          110,687
     10,900   Caterpillar, Inc.............................         542,032          654,000
      4,400   Ceridian Corp. (a)...........................         111,321          143,825
     98,200   Cisco Systems, Inc. (a)......................       2,754,276        6,333,900
     52,205   Compaq Computer Corp.........................       1,417,352        1,236,606
     16,500   Computer Associates International, Inc.               699,025          907,500
      4,900   Computer Sciences Corp. (a)..................         233,949          339,019
     11,300   Compuware Corp. (a)..........................         416,587          359,481
      2,900   Cooper Industries, Inc.......................         154,425          150,800
      7,500   Corning, Inc.................................         325,876          525,937
      2,075   Crane Co.....................................          64,884           65,233
      1,300   Cummins Engine Co., Inc......................          62,303           74,262
      4,200   Danaher Corp.................................         196,664          244,125
      1,600   Data General Corp. (a).......................          32,312           23,300
      7,200   Deere & Co...................................         341,974          285,300
     77,900   Dell Computer Corp. (a)......................       1,479,378        2,882,300
      2,400   Deluxe Corp..................................          80,866           93,450
      6,700   Dover Corp...................................         214,420          234,500
      5,000   Dun & Bradstreet Corp........................         139,085          177,187
      2,200   Eaton Corp...................................         169,669          202,400
      1,400   EG&G, Inc....................................          35,180           49,875
     15,100   Electronic Data Systems Corp.................         648,735          854,094
     31,100   EMC Corp. (a)................................         741,605        1,710,500
     13,400   Emerson Electric Co..........................         764,561          842,525
     13,300   First Data Corp..............................         467,239          650,869
      4,800   Gateway, Inc. (a)............................         285,200          283,200
      3,900   General Dynamics Corp........................         182,915          267,150
    100,500   General Electric Co..........................       7,722,104       11,356,500
      5,550   Genuine Parts Co.............................         179,820          194,250
      2,900   Grainger (W.W.), Inc. (with rights)..........         127,968          156,056
      2,400   Harris Corp..................................         101,398           94,050
     31,200   Hewlett-Packard Co...........................       1,920,947        3,135,600
      3,900   Honeywell, Inc...............................         291,646          451,912
      4,600   IKON Office Solutions, Inc...................         101,767           69,000
      7,700   Illinois Tool Works, Inc.....................         420,019          631,400
      5,050   Ingersoll-Rand Co............................         215,644          326,356
    101,900   Intel Corp...................................       4,417,922        6,063,050
     55,700   International Business Machines Corp.               3,294,170        7,199,225
      4,300   Interpublic Group of Companies, Inc..........         233,914          372,487
      2,700   ITT Industries, Inc..........................          92,699          102,937
      3,400   Kansas City Southern Industries, Inc.........         193,776          216,962
      2,700   KLA-Tencor Corp. (a).........................         137,925          175,162
     12,100   Lockheed Martin Corp.........................         572,980          450,725
      4,400   LSI Logic Corp. (a)..........................         121,948          202,950
     93,344   Lucent Technologies, Inc.....................       2,982,763        6,294,886
      1,800   McDermott International, Inc.................          51,378           50,850
      7,700   Micron Technology, Inc. (a)..................         315,964          310,406
    156,800   Microsoft Corp. (a)..........................       7,305,279       14,141,400
      1,200   Milacron, Inc................................          27,238           22,200
     12,400   Minnesota Mining & Manufacturing Co.                1,053,528        1,078,025
     18,500   Motorola, Inc................................       1,166,500        1,752,875
      5,200   National Semiconductor Corp. (a).............         111,150          131,625
      1,300   National Service Industries, Inc.............          52,295           46,800
      2,200   Network Appliance, Inc.......................         110,000          122,925
     20,420   Nortel Networks Corp.........................       1,004,366        1,772,711
      2,100   Northrop Grumman Corp........................         185,243          139,256
     10,300   Novell, Inc. (a).............................         125,146          272,950
     44,250   Oracle Corp. (a).............................         966,531        1,642,781
      1,700   Owens Corning................................          67,002           58,437
      3,800   Pall Corp....................................          84,759           84,312

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      8,300   Parametric Technology Corp. (a)..............   $     178,187    $     115,162
      3,300   Parker-Hannifin Corp.........................         122,677          150,975
      7,550   Paychex, Inc.................................         254,263          240,656
      1,600   PE Corp-PE Biosystems Group..................         110,943          183,600
      7,400   PeopleSoft, Inc. (a).........................         206,626          127,650
      8,300   Pitney Bowes, Inc............................         383,725          533,275
      5,300   PPG Industries, Inc..........................         315,823          313,031
      2,400   Raychem Corp.................................          91,210           88,800
     10,300   Raytheon Co. Class B.........................         560,608          724,862
      5,800   Rockwell International Corp..................         254,297          352,350
      2,200   Ryder System, Inc............................          67,199           57,200
      2,300   Scientific-Atlanta, Inc......................          47,819           82,800
      7,300   Seagate Technology, Inc. (a).................         227,458          187,062
      8,400   Service Corp. International..................         271,099          161,700
        800   Shared Medical Systems Corp..................          46,937           52,200
      5,800   Silicon Graphics, Inc. (a)...................          91,910           94,975
      2,100   Snap-on, Inc.................................          79,140           75,994
      2,700   Stanley Works................................         103,012           86,906
     23,800   Sun Microsystems, Inc. (a)...................         687,779        1,639,225
      1,400   Tektronix, Inc...............................          52,258           42,262
     12,000   Tellabs, Inc. (a)............................         393,607          810,750
     12,000   Texas Instruments, Inc.......................         715,746        1,740,000
      4,800   Textron, Inc.................................         311,971          395,100
      4,800   Thermo Electron Corp. (a)....................         146,250           96,300
      1,700   Thomas & Betts Corp..........................          80,991           80,325
      1,900   Timken Co....................................          46,943           37,050
     25,247   Tyco International Ltd.......................       1,367,967        2,392,153
      8,300   Unisys Corp.(a)..............................         178,747          323,181
     14,800   United Technologies Corp.....................         677,425        1,060,975
     18,705   Waste Management, Inc........................         906,693        1,005,394
     20,300   Xerox Corp...................................         873,162        1,198,969
                                                              -------------    -------------
                                                                 66,097,765      102,741,628
                                                              -------------    -------------
              CONSUMER CYCLICAL - 0.52%
      4,600   AutoZone, Inc. (a)...........................         132,421          138,575
      2,800   Dow Jones & Co., Inc.........................         129,792          148,575
      5,300   General Instrument Corp. (a).................         119,545          225,250
      2,300   Goodrich (B.F.) Co...........................          94,066           97,750
      2,600   Johnson Controls, Inc........................         131,783          180,212
      8,518   McKesson HBOC, Inc...........................         608,072          273,641
        300   NACCO Industries, Inc. Class A...............          27,847           22,050
     15,300   Safeway, Inc. (a)............................         832,150          757,350
                                                              -------------    -------------
                                                                  2,075,676        1,843,403
                                                              -------------    -------------
              CONSUMER DISCRETIONARY - 12.05%
     12,955   Albertson's, Inc.............................         574,673          667,992
      2,100   American Greetings Corp. Class A.............          77,053           63,262
      2,700   Black & Decker Corp..........................         134,505          170,437
      2,800   Brunswick Corp...............................          72,125           78,050
     18,800   Carnival Corp................................         815,791          911,800
     21,900   CBS Corp. (a)................................         628,253          951,281
      3,100   Circuit City Stores - Circuit City Group              139,807          288,300
     22,700   Comcast Corp. Class A........................         426,109          872,531
      3,400   Consolidated Stores Corp. (a)................         121,516           91,800
      2,300   Cooper Tire & Rubber Co......................          50,424           54,337
      6,700   Costco Companies, Inc. (a)...................         332,446          536,419
     12,000   CVS Corp.....................................         434,034          613,500
      5,122   Dana Corp....................................         222,318          235,932
      4,100   Darden Restaurants, Inc......................          54,834           89,431
     13,600   Dayton Hudson Corp...........................         537,712          884,000
      3,300   Dillard's, Inc. Class A......................         113,853          115,912
     63,200   Disney (Walt) Co.............................       1,918,434        1,947,350
      6,756   Dollar General Corp..........................         174,261          195,924
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      4,000   Donnelley (R.R.) & Sons Co...................   $     148,967    $     148,250
      6,400   Federated Department Stores, Inc. (a)                 270,548          338,800
      1,100   Fleetwood Enterprises, Inc...................          39,396           29,081
     37,200   Ford Motor Co................................       1,558,685        2,099,475
      2,200   Fruit of the Loom, Inc. Class A..............          61,692           21,450
      8,600   Gannett Co., Inc.............................         479,830          613,825
     26,363   Gap, Inc.....................................         565,153        1,328,036
     19,900   General Motors Corp..........................       1,087,065        1,313,400
      4,800   Goodyear Tire & Rubber Co....................         278,843          282,300
      1,200   Great Atlantic & Pacific Tea Co., Inc........          36,901           40,575
      2,200   Harcourt General, Inc........................         109,184          113,437
      3,900   Harrah's Entertainment, Inc. (a).............          74,831           85,800
      6,000   Hasbro, Inc..................................         133,064          167,625
      7,900   Hilton Hotels Corp...........................         141,340          112,081
     45,500   Home Depot, Inc..............................       1,702,722        2,931,906
      1,100   Jostens, Inc.................................          26,463           23,169
      2,200   King World Productions, Inc. (a).............          51,989           76,587
     15,200   Kmart Corp. (a)..............................         218,117          249,850
      2,400   Knight-Ridder, Inc...........................         119,647          131,850
      5,000   Kohl's Corp. (a).............................         292,508          385,937
     25,400   Kroger Co. (a)...............................         560,219          709,612
      6,500   Limited, Inc.................................         176,102          294,937
      1,900   Liz Claiborne, Inc...........................          80,170           69,350
      1,200   Longs Drug Stores Corp.......................          38,097           41,475
     11,400   Lowe's Companies, Inc........................         390,583          646,237
      7,700   Marriott International, Inc. Class A.........         251,392          287,787
     12,800   Mattel, Inc..................................         401,181          338,400
     10,500   May Department Stores Co.....................         387,551          429,187
      2,700   Maytag Corp..................................         104,726          188,156
     41,700   McDonald's Corp..............................       1,237,086        1,722,731
      6,100   McGraw-Hill Companies, Inc...................         226,213          329,019
     18,600   MediaOne Group, Inc. (a).....................         655,280        1,383,375
      1,600   Meredith Corp................................          52,155           55,400
      6,100   Mirage Resorts, Inc. (a).....................         140,542          102,175
      2,000   Navistar International Corp. (a).............          48,786          100,000
      5,500   New York Times Co. Class A...................         154,773          202,469
      8,600   Nike, Inc. Class B...........................         448,755          544,487
      4,400   Nordstrom, Inc...............................         126,267          147,400
     11,500   Office Depot, Inc............................         258,865          253,719
      2,400   PACCAR, Inc..................................         104,521          128,100
      8,100   Penney (J.C.) Co., Inc. (with rights)........         444,422          393,356
      1,600   Pep Boys-Manny, Moe & Jack...................          36,337           34,600
      1,700   Reebok International Ltd. (a)................          43,581           31,662
      8,000   Rite Aid Corp................................         247,507          197,000
      1,100   Russell Corp.................................          29,706           21,450
     11,700   Sears, Roebuck & Co..........................         585,727          521,381
        600   Springs Industries, Inc. Class A.............          32,932           26,175
     14,300   Staples, Inc.................................         302,162          442,406
      3,700   SUPERVALU, Inc...............................          73,533           95,044
     10,200   SYSCO Corp...................................         225,345          304,087
      6,000   Tandy Corp. (with rights)....................         121,391          293,250
     36,600   Time Warner, Inc.............................       1,451,961        2,690,100
      2,200   Times Mirror Co. Class A.....................         125,374          130,350
      9,900   TJX Companies, Inc...........................         228,890          329,794
      7,600   Toys 'R' Us, Inc. (a)........................         200,462          157,225
      3,600   Tribune Co...................................         206,682          313,650
      4,700   Tricon Global Restaurants, Inc. (a)..........         171,507          254,387
      3,700   TRW, Inc.....................................         197,222          203,037
      3,700   V. F. Corp...................................         168,469          158,175
     21,200   Viacom, Inc. Class B (a).....................         532,571          932,800
    136,700   Wal-Mart Stores, Inc.........................       3,557,483        6,595,775
     30,800   Walgreen Co..................................         564,084          904,750

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      3,800   Wendy's International, Inc...................   $      87,296    $     107,587
      2,300   Whirlpool Corp...............................         125,891          170,200
      4,600   Winn-Dixie Stores, Inc.......................         184,532          169,912
                                                              -------------    -------------
                                                                 30,013,424       42,713,861
                                                              -------------    -------------
              CONSUMER STAPLES - 8.18%
      1,700   Alberto-Culver Co. Class B...................          45,528           45,262
     14,600   Anheuser-Busch Companies, Inc................         734,192        1,035,687
     18,044   Archer-Daniels-Midland Co....................         330,234          278,554
      8,000   Avon Products, Inc...........................         289,345          444,000
      8,600   Bestfoods....................................         406,032          425,700
      2,100   Brown-Forman Corp. Class B (a)...............         116,308          136,894
     13,400   Campbell Soup Co.............................         629,764          621,425
     10,200   Clear Channel Communications, Inc. (a).......         524,104          703,163
      3,600   Clorox Co....................................         317,367          384,525
     75,800   Coca-Cola Co.................................       4,938,808        4,737,500
     13,000   Coca-Cola Enterprises, Inc...................         398,958          399,750
      9,000   Colgate-Palmolive Co.........................         670,423          888,750
     15,000   ConAgra, Inc.................................         441,497          399,375
      1,100   Coors (Adolph) Co. Class B...................          47,371           54,450
      9,900   Eastman Kodak Co.............................         721,249          670,725
      4,000   Ecolab, Inc..................................         110,372          174,500
      5,100   Fortune Brands, Inc..........................         175,747          211,013
      4,700   General Mills, Inc...........................         326,218          377,763
     34,100   Gillette Co..................................       1,617,075        1,398,100
     11,000   Heinz (H.J.) Co..............................         537,804          551,375
      4,300   Hershey Foods Corp...........................         259,035          255,313
      3,300   International Flavors & Fragrances, Inc.              148,998          146,438
     12,400   Kellogg Co...................................         479,058          409,200
     16,400   Kimberly-Clark Corp..........................         809,782          934,800
     19,400   Monsanto Co..................................         860,492          765,088
     10,000   Nabisco Group Holdings.......................         203,161          195,625
     45,400   PepsiCo, Inc.................................       1,609,236        1,756,413
     74,100   Philip Morris Companies, Inc.................       3,130,104        2,977,894
      7,400   Pioneer Hi-Bred International, Inc...........         222,208          288,138
      1,400   Polaroid Corp................................          56,118           38,675
     40,800   Procter & Gamble Co..........................       3,081,164        3,641,400
      4,100   Quaker Oats Co...............................         201,957          272,138
     10,000   Ralston-Ralston Purina Group.................         291,856          304,375
     27,700   Sara Lee Corp................................         670,449          628,444
     13,100   Seagram Co. Ltd..............................         527,095          659,913
      1,800   Tupperware Corp..............................          55,488           45,900
     17,596   Unilever N.V.................................       1,194,668        1,227,321
      5,600   UST, Inc.....................................         170,040          163,800
      3,600   Wrigley (WM.) Jr. Co.........................         270,485          324,000
                                                              -------------    -------------
                                                                 27,619,790       28,973,386
                                                              -------------    -------------
              ENERGY & RELATED - 6.60%
      2,800   Amerada Hess Corp............................         150,714          166,600
      3,800   Anadarko Petroleum Corp......................         132,994          139,888
      3,400   Apache Corp..................................         110,865          132,600
      2,200   Ashland, Inc.................................         109,988           88,275
      9,900   Atlantic Richfield Co........................         703,027          827,269
     10,100   Baker Hughes, Inc............................         278,570          338,350
      5,405   Burlington Resources, Inc....................         228,666          233,766
     20,100   Chevron Corp.................................       1,556,406        1,913,269
      3,800   CMS Energy Corp..............................         167,982          159,125
      6,500   Coastal Corp.................................         194,410          260,000
      2,500   Columbia Energy Group........................         120,111          156,719
      2,900   Consolidated Natural Gas Co..................         153,016          176,175
      4,600   Constellation Energy Group...................         131,478          136,275
        700   Eastern Enterprises..........................          28,877           27,825
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
     10,900   Enron Corp...................................   $     549,257    $     891,075
     74,600   Exxon Corp...................................       4,716,092        5,753,525
     13,500   Halliburton Co...............................         519,356          610,875
      1,500   Helmerich & Payne, Inc.......................          46,755           35,719
      2,633   Kerr-McGee Corp..............................         146,834          132,144
     24,000   Mobil Corp...................................       1,801,664        2,376,000
      1,500   NICOR, Inc...................................          55,969           57,094
      1,000   ONEOK, Inc...................................          31,760           31,750
      1,100   People's Energy Corp. (with rights)..........          39,049           41,456
      7,800   Phillips Petroleum Co........................         344,049          392,438
      2,600   Rowan Companies, Inc. (a)....................          51,970           47,938
     65,900   Royal Dutch Petroleum Co. NY Shares                 3,269,979        3,970,475
     16,800   Schlumberger Ltd.............................       1,029,279        1,069,950
      7,355   Sempra Energy................................         182,803          166,407
      7,700   Solectron Corp...............................         361,513          513,494
      3,400   Sonat, Inc...................................         135,674          112,625
      2,800   Sunoco, Inc..................................          98,606           84,525
     16,500   Texaco, Inc..................................         909,140        1,031,250
      7,792   Union Pacific Resources Group, Inc...........         158,018          127,107
      7,400   Unocal Corp..................................         275,181          293,225
      9,500   USX-Marathon Group...........................         281,582          309,344
     13,300   Williams Companies, Inc......................         389,156          566,081
                                                              -------------    -------------
                                                                 19,460,790       23,370,633
                                                              -------------    -------------
              FINANCE - 15.76%
      4,344   Aetna, Inc...................................         364,231          388,517
      8,200   Aflac, Inc...................................         425,020          392,575
     24,800   Allstate Corp................................         961,561          889,700
     13,800   American Express Co..........................       1,190,756        1,795,725
      7,710   American General Corp........................         443,048          581,141
     38,092   American International Group, Inc............       2,958,721        4,459,145
      5,400   AmSouth Bancorporation.......................         176,343          125,213
      7,825   Aon Corp.....................................         292,751          322,781
     22,412   Associates First Capital Corp. Class A.......         674,983          993,132
     36,232   Banc One Corp................................       1,737,342        2,158,069
     53,594   Bank of America Corp.........................       3,303,907        3,929,110
     23,400   Bank of New York Co., Inc....................         636,295          858,488
      9,100   BankBoston Corp..............................         388,296          465,238
      9,700   BB&T Corp....................................         329,362          355,869
      3,550   Bear Stearns Companies, Inc..................         175,770          165,963
      3,000   Block H & R, Inc.............................         119,372          150,000
      6,100   Capital One Financial Corp...................         257,764          339,694
     23,636   Cendant Corp. (a)............................         570,141          484,538
     26,000   Chase Manhattan Corp.........................       1,542,405        2,252,250
      5,000   Chubb Corp...................................         325,236          347,500
      6,200   CIGNA Corp...................................         386,125          551,800
      5,100   Cincinnati Financial Corp....................         215,689          191,569
    103,736   Citigroup, Inc...............................       3,497,677        4,927,460
      4,750   Comerica, Inc................................         254,233          282,328
      9,982   Conseco, Inc.................................         386,763          303,827
      3,500   Countrywide Credit Industries, Inc...........         144,755          149,625
      4,400   Equifax, Inc.................................         152,588          157,025
     31,500   Fannie Mae...................................       1,733,326        2,153,813
      8,225   Fifth Third Bancorp..........................         417,243          547,477
     29,770   First Union Corp.............................       1,469,186        1,399,190
     20,700   Firstar Corp.................................         639,293          579,600
     17,500   Fleet Financial Group, Inc...................         626,514          776,563
      7,700   Franklin Resources, Inc......................         367,318          312,813
     21,400   Freddie Mac..................................         922,079        1,241,200
      1,700   Golden West Financial Corp...................         141,915          166,600
      7,000   Hartford Financial Services Group, Inc.               336,684          408,188
     14,773   Household International, Inc.................         562,828          699,871

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      6,480   Huntington Bancshares, Inc...................   $     202,523    $     226,800
      5,400   J.P. Morgan & Co., Inc.......................         609,260          758,700
      3,250   Jefferson-Pilot Corp.........................         179,044          215,109
     13,800   KeyCorp......................................         429,205          443,325
      3,600   Lehman Brothers Holdings, Inc................         201,768          224,100
      6,200   Lincoln National Corp........................         239,615          324,338
      3,400   Loews Corp...................................         313,325          269,025
      8,050   Marsh & McLennan Companies, Inc..............         438,741          607,775
      3,100   MBIA, Inc....................................         194,106          200,725
     24,675   MBNA Corp....................................         496,089          755,672
     16,000   Mellon Bank Corp.............................         448,066          582,000
      4,900   Mercantile Bancorporation, Inc...............         259,379          279,913
     11,300   Merrill Lynch & Co...........................         778,342          903,294
      3,400   MGIC Investment Corp.........................         157,082          165,325
     17,515   Morgan Stanley Dean Witter & Co..............       1,104,115        1,795,288
      9,800   National City Corp...........................         625,878          641,900
      3,400   Northern Trust Corp..........................         255,894          329,800
      4,500   Paine Webber Group, Inc......................         193,264          210,375
      9,300   PNC Bank Corp................................         448,627          535,913
      2,200   Progressive Corp.............................         271,019          319,000
      4,200   Provident Companies, Inc.....................         154,033          168,000
      4,350   Providian Financial Corp.....................         200,890          406,725
      1,300   Pulte Corp...................................          26,965           29,981
      6,900   Regions Financial Corp.......................         248,861          265,219
      3,200   Republic New York Corp.......................         165,671          218,200
      4,200   SAFECO Corp..................................         186,532          185,325
     12,500   Schwab (Charles) Corp........................         453,483        1,373,438
      5,000   SLM Holding Corp.............................         233,360          229,063
      5,100   SouthTrust Corp..............................         204,288          195,713
      7,058   St. Paul Companies, Inc......................         258,107          224,533
      4,900   State Street Corp............................         303,914          418,338
      5,300   Summit Bancorp...............................         248,518          221,606
      9,900   SunTrust Banks, Inc..........................         671,597          687,431
      8,350   Synovus Financial Corp. (with rights)........         183,155          165,956
      4,200   Torchmark Corp...............................         138,167          143,325
      3,800   Transamerica Corp............................         208,649          285,000
      4,400   Union Planters Corp..........................         213,215          196,625
      4,300   UNUM Corp....................................         201,519          235,425
     22,371   US Bancorp...................................         740,634          760,614
      6,200   Wachovia Corp................................         473,186          530,488
     18,272   Washington Mutual, Inc.......................         716,513          646,372
     50,800   Wells Fargo Co...............................       1,678,735        2,171,700
                                                              -------------    -------------
                                                                 44,882,854       55,851,051
                                                              -------------    -------------
              HEALTH CARE - 10.58%
     46,700   Abbott Laboratories..........................       1,727,072        2,124,850
      2,000   Allergan, Inc................................         100,649          222,000
      3,100   ALZA Corp. (a)...............................         126,596          157,713
     40,200   American Home Products Corp..................       1,799,550        2,311,500
     15,700   Amgen, Inc. (a)..............................         577,495          955,738
      1,600   Bard (C.R.), Inc.............................          61,356           76,500
      1,800   Bausch & Lomb, Inc...........................          85,122          137,700
      9,000   Baxter International, Inc. (with rights).....         502,684          545,625
      7,700   Becton, Dickinson and Co.....................         230,589          231,000
      3,500   Biomet, Inc..................................          97,112          139,125
     12,200   Boston Scientific Corp. (a)..................         367,015          536,038
     61,000   Bristol-Myers Squibb Co......................       2,893,618        4,296,688
      8,400   Cardinal Health, Inc.........................         524,275          538,650
     17,450   Columbia/HCA Healthcare Corp.................         479,016          398,078
      9,300   Guidant Corp. (a)............................         314,774          478,369
      3,400   HCR Manor Care, Inc. (a).....................         101,447           82,238
     12,700   HEALTHSOUTH Corp. (a)........................         277,559          189,706
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      5,100   Humana, Inc. (a).............................   $     102,935    $      65,981
      9,700   IMS Health, Inc..............................         228,463          303,125
     41,300   Johnson & Johnson Co.........................       2,885,635        4,047,400
     33,800   Lilly (Eli) & Co. (with rights)..............       2,136,199        2,420,925
      2,200   Mallinckrodt, Inc............................          72,991           80,025
     17,900   Medtronic, Inc...............................       1,015,616        1,393,963
     72,500   Merck & Co., Inc.............................       4,160,077        5,365,000
      1,400   Millipore Corp...............................          50,193           56,788
     39,800   Pfizer, Inc. (with rights)...................       3,306,336        4,368,050
     15,600   Pharmacia & Upjohn, Inc......................         677,004          886,275
     45,200   Schering-Plough Corp.........................       1,619,083        2,395,600
      2,600   St. Jude Medical, Inc. (a)...................          87,137           92,625
      9,500   Tenet Healthcare Corp. (a)...................         262,486          176,344
      5,300   United HealthCare Corp.......................         268,650          331,913
     26,100   Warner-Lambert Co............................       1,361,868        1,810,688
      2,900   Watson Pharmaceuticals, Inc. (a).............         129,054          101,681
      2,100   Wellpoint Health Networks (a)................         182,119          178,238
                                                              -------------    -------------
                                                                 28,811,775       37,496,139
                                                              -------------    -------------
              METAL & MINING - 0.74%
      6,900   Alcan Aluminium Ltd..........................         207,832          220,369
     11,400   Alcoa, Inc...................................         448,809          705,375
      1,200   ASARCO, Inc..................................          31,462           22,575
     12,000   Barrick Gold Corp............................         253,058          232,500
      7,100   Battle Mountain Gold Co......................          37,863           17,306
      4,000   Bethlehem Steel Corp. (a)....................          40,741           30,750
      2,800   Cyprus Amax Minerals Co. (with rights)                 50,434           42,525
      5,000   Freeport-McMoRan Copper & Gold, Inc. (a).....         105,211           89,688
      8,000   Homestake Mining Co..........................          91,697           65,500
      5,900   Inco Ltd.....................................         118,569          106,200
      8,689   Newell Rubbermaid, Inc.......................         344,336          404,039
      5,101   Newmont Mining Corp..........................         149,541          101,382
      2,700   Nucor Corp...................................         133,771          128,081
      1,800   Phelps Dodge Corp............................         106,840          111,488
     10,000   Placer Dome, Inc.............................         146,413          118,125
      2,000   Reynolds Metals Co...........................         118,326          118,000
      2,700   USX-US Steel Group...........................          81,055           72,900
      2,800   Worthington Industries, Inc..................          48,431           46,025
                                                              -------------    -------------
                                                                  2,514,389        2,632,828
                                                              -------------    -------------
              TRANSPORTATION - 0.88%
      4,700   AMR Corp. (a)................................         288,349          320,775
     14,400   Burlington Northern Santa Fe Corp............         450,821          446,400
      6,700   CSX Corp. (with rights)......................         325,763          303,594
      4,300   Delta Air Lines, Inc.........................         231,377          247,788
      9,160   FDX Corp. (a)................................         306,325          496,930
     10,100   Laidlaw, Inc.................................         118,214           74,488
     11,700   Norfolk Southern Corp........................         365,170          352,463
     10,325   Southwest Airlines Co........................         192,703          321,366
      7,600   Union Pacific Corp...........................         426,511          443,175
      2,300   US Airways Group, Inc. (a)...................         130,307          100,194
                                                              -------------    -------------
                                                                  2,835,540        3,107,173
                                                              -------------    -------------
              UTILITIES - 10.17%
      5,900   AES Corp. (a)................................         232,133          342,938
      8,600   ALLTEL Corp..................................         391,149          614,900
      4,200   Ameren Corp..................................         162,510          161,175
      5,900   American Electric Power Co., Inc.............         262,552          221,619
     33,800   Ameritech Corp...............................       1,462,790        2,484,300
     97,703   AT&T Corp....................................       3,647,166        5,453,021
     47,718   Bell Atlantic Corp...........................       2,089,621        3,119,564
     58,200   BellSouth Corp...............................       1,803,562        2,728,125

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      4,600   Carolina Power & Light Co....................   $     178,652    $     196,938
      6,500   Central & South West Corp....................         164,834          151,938
      4,300   Centurytel, Inc..............................         193,754          170,925
      4,900   Cinergy Corp.................................         162,622          156,800
      7,000   Consolidated Edison, Inc.....................         275,175          316,750
      5,900   Dominion Resources, Inc......................         235,603          255,544
      4,500   DTE Energy Co................................         160,129          180,000
     11,153   Duke Energy Corp.............................         588,927          606,444
     10,700   Edison International.........................         264,857          286,225
      7,600   Entergy Corp.................................         207,500          237,500
      7,200   FirstEnergy Corp.............................         194,995          223,200
      2,900   Florida Progress Corp........................         122,402          119,806
      5,500   FPL Group, Inc...............................         298,305          300,438
      5,300   Frontier Corp................................         155,406          312,700
      3,900   GPU, Inc.....................................         146,915          164,531
     29,800   GTE Corp.....................................       1,576,335        2,257,350
     57,124   MCI WorldCom, Inc. (a).......................       2,780,207        4,926,945
      3,500   New Century Energies, Inc....................         163,696          135,844
      9,100   Nextel Communications, Inc. Class A (a)......         289,258          456,706
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      5,800   Niagara Mohawk Holdings, Inc.................   $      74,599    $      93,163
      4,700   Northern States Power Co.....................         122,162          113,681
      9,100   PacifiCorp...................................         193,978          167,213
      5,900   PECO Energy Co...............................         171,884          247,063
     11,800   PG&E Corp....................................         334,514          383,500
      4,800   PP&L Resources, Inc..........................         115,645          147,600
      6,700   Public Service Enterprise Group, Inc.........         209,227          273,863
      9,074   Reliant Energy, Inc..........................         230,370          250,669
     60,302   SBC Communications, Inc......................       2,314,114        3,497,516
     21,400   Southern Co..................................         529,598          567,100
     13,550   Sprint Corp (PCS Group) (a)..................         286,631          774,044
     26,800   Sprint Corp. (FON Group).....................         804,513        1,415,375
      8,602   Texas Utilities Co...........................         353,976          354,833
      6,700   Unicom Corp..................................         207,330          258,369
     15,419   US WEST, Inc.................................         696,346          905,866
                                                              -------------    -------------
                                                                 24,855,942       36,032,081
                                                              -------------    -------------
              TOTAL COMMON STOCKS..........................   $ 258,313,402    $ 345,108,576
                                                              -------------    -------------
                                                              -------------    -------------

SHORT-TERM INVESTMENTS - 1.83%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS - 1.64%
   $5,827,727    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 4.91%........   $   5,827,727
                                                                 -------------
                 U.S. TREASURY BILLS - 0.19%
      670,000    US Treasury Bill, 4.66% 9-16-1999 (e)........         663,422
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................       6,491,149
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $264,804,551) (b)..........................   $ 351,599,725
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1999, the cost of securities for federal income tax purposes was $264,924,697 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $95,679,656
Unrealized depreciation..........................................  (9,004,628)
-----------------------------------------------------------------------------
Net unrealized appreciation......................................  $86,675,028
-----------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.95% of total net assets as of June 30, 1999.
 (e) Security pledged as initial margin deposit for open financial futures position detailed below:

FINANCIAL FUTURES-LONG
                                                                             MARKET                  UNREALIZED
                                                                              VALUE                  APPRECIATION/
                                                               NUMBER OF   COVERED BY                (DEPRECIATION)
ISSUER                                                        CONTRACT(S)  CONTRACT(S)  EXPIRATION   AT 6/30/99
----------------------------------------------------------------------------------------------------------------
                                                                                         September
Standard & Poor's 500.......................................       27      $9,326,475       99       $ 247,700

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-97.45%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              AEROSPACE AND EQUIPMENT - 1.78%
     60,200   AlliedSignal, Inc............................   $   2,486,073    $   3,792,600
      8,000   Raytheon Co. Class B.........................         436,101          563,000
                                                              -------------    -------------
                                                                  2,922,174        4,355,600
                                                              -------------    -------------
              APPAREL - 0.14%
     12,600   Warnaco Group, Inc...........................         470,434          337,050
                                                              -------------    -------------
              BANKS - 6.61%
     43,600   Bank of America Corp.........................       2,930,918        3,196,425
     69,600   Bank of New York Company, Inc................       2,245,852        2,553,450
      4,190   Bank One Corp................................         240,560          249,567
     20,100   Chase Manhattan Corp.........................       1,201,371        1,741,162
     16,800   Firstar Corp.................................         469,058          470,400
     73,400   Mellon Bank Corp.............................       2,118,959        2,669,925
     11,200   State Street Corp............................         855,664          956,200
    100,800   Wells Fargo Co...............................       3,339,425        4,309,200
                                                              -------------    -------------
                                                                 13,401,807       16,146,329
                                                              -------------    -------------
              BEVERAGE - 1.00%
      5,700   Coca-Cola Co.................................         346,573          356,250
     54,100   PepsiCo, Inc.................................       1,925,516        2,092,994
                                                              -------------    -------------
                                                                  2,272,089        2,449,244
                                                              -------------    -------------
              BIOMEDICS, GENETICS RESEARCH AND DEVELOPMENT
              - 0.85%
     13,200   Amgen, Inc. (a) (with rights)................         818,993          803,550
     19,800   Biogen, Inc. (a).............................         649,412        1,273,387
                                                              -------------    -------------
                                                                  1,468,405        2,076,937
                                                              -------------    -------------
              BROADCASTING - 0.58%
     52,900   Fox Entertainment Group Class A..............       1,337,220        1,424,994
                                                              -------------    -------------
              BROKERAGE AND INVESTMENT - 0.15%
      5,000   Goldman Sachs Group, Inc.....................         265,000          361,250
                                                              -------------    -------------
              BUILDING MATERIALS - 0.55%
     46,900   Masco Corp...................................       1,195,341        1,354,237
                                                              -------------    -------------
              BUSINESS SERVICES - 6.50%
     41,400   Automatic Data Processing, Inc...............       1,228,272        1,821,600
     16,800   Ceridian Corp. (a)...........................         540,663          549,150
     10,500   Equifax, Inc.................................         403,128          374,719
     43,800   First Data Corp..............................       1,564,557        2,143,462
     26,500   Galileo International, Inc...................         951,985        1,416,094
     16,700   IMS Health, Inc..............................         461,980          521,875
     28,000   Omnicom Group, Inc...........................       1,347,754        2,240,000
     71,886   Tyco International Ltd.......................       3,563,150        6,811,198
                                                              -------------    -------------
                                                                 10,061,489       15,878,098
                                                              -------------    -------------
              CABLE TELEVISION - 1.04%
     34,200   MediaOne Group, Inc. (a).....................       1,844,390        2,543,625
                                                              -------------    -------------
              CHEMICALS - 0.34%
     18,200   Great Lakes Chemical Corp. (with rights).....         793,240          838,337
                                                              -------------    -------------
              COMPUTER-COMMUNICATION EQUIPMENT - 2.23%
     41,250   Cisco Systems, Inc. (a)......................         973,002        2,660,625
     39,200   Dell Computer Corp. (a)......................       1,120,120        1,450,400
     19,600   Sun Microsystems, Inc. (a)...................         719,959        1,349,950
                                                              -------------    -------------
                                                                  2,813,081        5,460,975
                                                              -------------    -------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              COMPUTER-SOFTWARE - 6.11%
     17,200   America Online, Inc. (a).....................   $     571,983    $   1,900,600
     53,400   BMC Software, Inc. (a).......................       1,940,334        2,883,600
     39,900   Compuware Corp. (a)..........................       1,287,255        1,269,319
     72,800   Microsoft Corp. (a)..........................       3,750,941        6,565,650
     16,700   Oracle Corp. (a).............................         537,684          619,987
     61,500   Parametric Technology Corp. (a)..............         831,981          853,312
     24,300   SunGard Data Systems, Inc. (a)...............         626,938          838,350
                                                              -------------    -------------
                                                                  9,547,116       14,930,818
                                                              -------------    -------------
              CONSUMER GOODS - 1.07%
      8,400   Colgate-Palmolive Co.........................         686,762          829,500
     31,300   Kimberly-Clark Corp..........................       1,603,070        1,784,100
                                                              -------------    -------------
                                                                  2,289,832        2,613,600
                                                              -------------    -------------
              COSMETICS AND SUNDRIES - 0.26%
     15,500   Gillette Co..................................         743,052          635,500
                                                              -------------    -------------
              DIVERSIFIED COMPANIES - 0.23%
          8   Berkshire Hathaway, Inc. Class A.............         507,013          551,200
          4   Berkshire Hathaway, Inc. Class B.............           8,941            8,996
                                                              -------------    -------------
                                                                    515,954          560,196
                                                              -------------    -------------
              DRUGS - 9.90%
     39,200   American Home Products Corp..................       1,870,611        2,254,000
     65,500   Bristol-Myers Squibb Co......................       3,552,118        4,613,656
     30,200   Eli Lilly & Co...............................       2,214,989        2,163,075
     26,300   Johnson & Johnson............................       1,953,467        2,577,400
     45,500   Merck & Co., Inc.............................       2,718,447        3,367,000
     32,000   Pfizer, Inc. (with rights)...................       2,746,596        3,512,000
     45,900   Schering-Plough Corp.........................       1,703,509        2,432,700
     47,000   Warner-Lambert Co............................       2,640,349        3,260,625
                                                              -------------    -------------
                                                                 19,400,086       24,180,456
                                                              -------------    -------------
              ELECTRICAL EQUIPMENT - 1.48%
     31,900   General Electric Co..........................       2,545,000        3,604,700
                                                              -------------    -------------
              ELECTRICAL-COMPONENTS AND
              PARTS - 0.23%
      8,200   Linear Technology Corp.......................         234,849          551,450
                                                              -------------    -------------
              ELECTRONIC COMPONENTS - 0.43%
     15,800   Solectron Corp. (a)..........................         703,756        1,053,662
                                                              -------------    -------------
              ELECTRONIC-CONTROLS AND
              EQUIPMENT - 1.86%
     20,900   Applied Materials, Inc. (a)..................       1,272,621        1,543,987
     29,800   Hewlett-Packard Co...........................       2,033,334        2,994,900
                                                              -------------    -------------
                                                                  3,305,955        4,538,887
                                                              -------------    -------------
              ELECTRONIC-SEMICONDUCTOR AND CAPACITOR -
              4.20%
     21,800   Altera Corp. (a).............................         670,714          802,512
     57,800   Intel Corp...................................       2,893,743        3,439,100
     22,700   Maxim Integrated Products, Inc. (a)..........         649,018        1,509,550
     11,800   Motorola, Inc................................       1,044,392        1,118,050
     15,000   Texas Instruments, Inc.......................       1,177,673        2,175,000
     21,300   Xilinx, Inc. (a).............................         647,584        1,219,425
                                                              -------------    -------------
                                                                  7,083,124       10,263,637
                                                              -------------    -------------
              FINANCIAL SERVICES - 11.28%
     20,700   American Express Co..........................       2,040,363        2,693,587
     43,400   Associates First Capital Corp. Class A.......       1,672,188        1,923,163
     25,100   Block H & R, Inc.............................       1,001,252        1,255,000

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
     35,800   Capital One Financial Corp...................   $   1,173,197    $   1,993,613
    148,673   Citigroup, Inc...............................       5,098,098        7,061,968
     16,900   Concord EFS, Inc. (a)........................         573,014          715,081
     43,300   Fannie Mae...................................       2,469,013        2,960,638
     99,900   Freddie Mac..................................       4,831,440        5,794,200
     21,400   Marsh & McLennan Companies, Inc..............       1,368,075        1,615,700
     13,600   Morgan Stanley Dean Witter & Co..............         936,511        1,394,000
      6,100   TD Waterhouse Group, Inc. (a)................         146,400          152,881
                                                              -------------    -------------
                                                                 21,309,551       27,559,831
                                                              -------------    -------------
              FOOD - 1.94%
     20,100   Heinz (H.J.) Co..............................         981,747        1,007,513
     64,700   Safeway, Inc. (a)............................       2,345,657        3,202,650
     12,570   U.S. Foodservice (a).........................         446,863          535,796
                                                              -------------    -------------
                                                                  3,774,267        4,745,959
                                                              -------------    -------------
              GLASS AND GLASS PRODUCTS,
              POTTERY - 0.72%
     25,000   Corning, Inc.................................       1,333,422        1,753,125
                                                              -------------    -------------
              HEALTH CARE SERVICES - 2.25%
     20,585   Cardinal Health, Inc.........................       1,286,444        1,320,013
     55,800   United HealthCare Corp.......................       2,873,460        3,494,475
      8,100   Wellpoint Health Networks, Inc. (a)..........         657,198          687,488
                                                              -------------    -------------
                                                                  4,817,102        5,501,976
                                                              -------------    -------------
              HOUSEHOLD PRODUCTS - 0.52%
     14,200   Procter & Gamble Co..........................       1,176,907        1,267,350
                                                              -------------    -------------
              INSURANCE - 3.34%
     45,300   Ace Ltd......................................       1,262,122        1,279,725
     14,000   Aetna, Inc...................................       1,288,826        1,252,125
      7,000   American International Group, Inc............         733,403          819,438
      7,100   CIGNA Corp...................................         607,947          631,900
      2,600   Fairfax Financial Holdings Ltd (f)...........         844,704          659,178
     26,500   Travelers Property Casualty Corp. Class A....         973,595        1,036,813
     18,200   UNUM Corp....................................         964,102          996,450
     26,176   XL Capital Limited Class A...................       1,574,137        1,478,944
                                                              -------------    -------------
                                                                  8,248,836        8,154,573
                                                              -------------    -------------
              LEISURE TIME-AMUSEMENTS - 0.44%
     15,600   Carnival Corp................................         479,593          756,600
     10,500   Disney (Walt) Co.............................         393,464          323,531
                                                              -------------    -------------
                                                                    873,057        1,080,131
                                                              -------------    -------------
              MACHINERY-OIL AND WELL - 0.56%
     30,500   Halliburton Co...............................       1,178,935        1,380,125
                                                              -------------    -------------
              MACHINERY-TOOLS - 1.73%
     49,200   Danaher Corp.................................       1,568,676        2,859,750
     16,500   SPX Corp.....................................       1,067,184        1,377,750
                                                              -------------    -------------
                                                                  2,635,860        4,237,500
                                                              -------------    -------------
              MEDIA - 4.00%
     69,600   CBS Corp. (a)................................       2,188,957        3,023,250
     25,200   Clear Channel Communications, Inc. (a).......       1,456,497        1,737,225
     55,300   Infinity Broadcasting Corp. (a)..............       1,187,372        1,645,175
     45,800   Time Warner, Inc.............................       1,851,258        3,366,300
                                                              -------------    -------------
                                                                  6,684,084        9,771,950
                                                              -------------    -------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              MEDICAL SUPPLIES - 0.32%
     12,700   Baxter International, Inc. (with rights).....   $     853,860    $     769,938
                                                              -------------    -------------
              MEDICAL TECHNOLOGY - 0.56%
     29,100   Boston Scientific Corp. (a)..................       1,196,030        1,278,581
      1,000   Medtronic, Inc. (with rights)................          68,333           77,875
                                                              -------------    -------------
                                                                  1,264,363        1,356,456
                                                              -------------    -------------
              METALS-FABRICATING - 0.18%
      9,600   Newell Rubbermaid Inc........................         434,283          446,400
                                                              -------------    -------------
              OFFICE EQUIPMENT AND
              SUPPLIES - 1.10%
     25,000   EMC Corp. (a)................................         538,094        1,375,000
     10,200   International Business Machines Corp.                 633,493        1,318,350
                                                              -------------    -------------
                                                                  1,171,587        2,693,350
                                                              -------------    -------------
              OIL-CRUDE PETROLEUM AND GAS - 2.63%
      4,200   Amerada Hess Corporation.....................         259,537          249,900
     15,700   BP Amoco plc ADR.............................       1,370,058        1,703,450
     17,800   Chevron Corp.................................       1,552,379        1,694,338
     28,100   Mobil Corp...................................       2,111,943        2,781,900
                                                              -------------    -------------
                                                                  5,293,917        6,429,588
                                                              -------------    -------------
              PHOTOGRAPHIC - 0.27%
      9,600   Eastman Kodak Co.............................         712,735          650,400
                                                              -------------    -------------
              PUBLISHING - 0.56%
     15,700   Tribune Co...................................       1,033,482        1,367,863
                                                              -------------    -------------
              REAL ESTATE-INVESTMENT TRUST - 0.56%
     44,500   Starwood Hotels & Resorts Worldwide, Inc.....       1,531,684        1,360,031
                                                              -------------    -------------
              RESTAURANTS AND FRANCHISING - 0.74%
     43,600   McDonald's Corp..............................       1,366,642        1,801,225
                                                              -------------    -------------
              RETAIL-DEPARTMENT STORES - 0.92%
     14,100   Dayton Hudson Corp...........................         776,148          916,500
      6,700   Federated Department Stores, Inc. (a)                 365,566          354,681
     34,100   Saks, Inc. (a)...............................         939,881          984,638
                                                              -------------    -------------
                                                                  2,081,595        2,255,819
                                                              -------------    -------------
              RETAIL-DISCOUNT STORES - 1.15%
     58,100   Wal-Mart Stores, Inc.........................       1,503,547        2,803,325
                                                              -------------    -------------
              RETAIL-GROCERY - 1.05%
     91,600   Kroger Co. (a)...............................       2,162,210        2,559,075
                                                              -------------    -------------
              RETAIL-MISCELLANEOUS - 1.01%
     48,142   CVS Corp.....................................       1,661,628        2,461,260
                                                              -------------    -------------
              RETAIL-SPECIALTY - 1.16%
     20,600   Cendant Corp. (a)............................         638,027          422,300
     37,600   Home Depot, Inc..............................       1,399,344        2,422,850
                                                              -------------    -------------
                                                                  2,037,371        2,845,150
                                                              -------------    -------------
              SHOES AND LEATHER - 0.60%
     23,100   Nike, Inc. Class B...........................       1,393,122        1,462,519
                                                              -------------    -------------
              TELECOMMUNICATION
              EQUIPMENT - 0.94%
     13,400   Nokia Oyj Corp. ADR Class A..................         421,935        1,226,938
     16,000   Tellabs, Inc. (a)............................         596,961        1,081,000
                                                              -------------    -------------
                                                                  1,018,896        2,307,938
                                                              -------------    -------------

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              TELECOMMUNICATIONS - 1.06%
     34,980   Lucent Technologies, Inc.....................   $   1,576,079    $   2,358,964
      7,300   Qwest Communications International, Inc.
                (a)........................................         261,435          241,356
                                                              -------------    -------------
                                                                  1,837,514        2,600,320
                                                              -------------    -------------
              TELEPHONE SERVICES - 5.21%
     20,300   ALLTEL Corp..................................         854,559        1,451,450
     12,600   GTE Corp.....................................         757,303          954,450
     69,731   MCI WorldCom, Inc. (a).......................       3,140,655        6,014,299
     29,400   SBC Communications, Inc......................       1,316,186        1,705,200
      8,300   Sprint Corp..................................         457,509          438,344
     10,100   Vodafone AirTouch plc ADR....................       1,203,019        2,174,657
                                                              -------------    -------------
                                                                  7,729,231       12,738,400
                                                              -------------    -------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              TOBACCO - 0.87%
     52,900   Philip Morris Companies, Inc.................   $   2,245,084    $   2,125,919
                                                              -------------    -------------
              TOYS - 0.90%
     45,100   Hasbro, Inc..................................       1,111,846        1,259,981
     35,140   Mattel, Inc..................................         834,150          929,014
                                                              -------------    -------------
                                                                  1,945,996        2,188,995
                                                              -------------    -------------
              WASTE DISPOSAL - 1.34%
     61,000   Waste Management, Inc........................       2,895,430        3,278,750
                                                              -------------    -------------
              TOTAL COMMON STOCKS..........................   $ 179,419,592    $ 238,114,823
                                                              -------------    -------------
                                                              -------------    -------------

SHORT-TERM INVESTMENTS - 2.91%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS - 0.81%
   $1,000,000    CBA (Delaware) Finance, Inc. 4.93%
                   11-10-1999.................................   $     980,640
    1,000,000    Nordbanken North America, Inc. 4.82%
                   8-10-1999..................................         994,510
                                                                 -------------
                                                                     1,975,150
                                                                 -------------
                 DIVERSIFIED FINANCE - 0.41%
    1,000,000    Merita North America, Inc. 4.83% 7-13-1999...         998,256
                                                                 -------------
                 FINANCIAL SERVICES - 0.81%
    1,000,000    Repeat Offering Securitisation Entity (Rose),
                   Inc. 4.82% 7-13-1999 (e)...................         996,385
    1,000,000    Repsol International Finance BV 4.85%
                   7-15-1999..................................         997,979
                                                                 -------------
                                                                     1,994,364
                                                                 -------------
                 INSURANCE - 0.40%
    1,000,000    New York Life Capital Corp. 5.00% 11-16-1999
                   (e)........................................         979,767
                                                                 -------------
                 INVESTMENT COMPANY - 0.48%
    1,180,566    First American Prime Obligation Fund, Current
                   rate -- 4.66%..............................       1,180,566
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................       7,128,103
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $186,547,695) (b)..........................   $ 245,242,926
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1999, the cost of securities for federal income tax purposes was $186,978,955 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $59,718,531
Unrealized depreciation.....................................   (1,454,560)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $58,263,971
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.36% of total net assets as of June 30, 1999.
 (e) Commercial paper sold within the terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These securities have been determined to be illiquid under the guidelines established by the Board of Directors. The aggregate value of these securities at June 30, 1999, was $1,976,152, which represents 0.81% of total net assets.
 (f) Securities sold within the terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". This investment has been identified by portfolio management as an illiquid security. The portfolio entered into the following Section 144A security transaction:

Period Acquired    Shares/Par    Security                                                                          Cost Basis
----------------  -------------  --------------------------------------------------------------------------------  -----------
1998                    2,600    Fairfax Financial Holdings Ltd.                                                    $ 844,704

       The aggregate value of this security at June 30, 1999, was $659,178, which represents 0.27% of total net assets.

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-96.23%

--------------------------------------------------------------------------------
                                                                                     Market
      Shares                                                        Cost (b)        Value (c)
   ------------                                                   ------------    -------------
                  AUSTRALIA-2.34%
       181,170    Broken Hill Proprietary Co. Ltd. -- STEEL AND
                    IRON.......................................   $ 1,691,726     $   2,098,538
        85,400    Westpac Banking Corp. Ltd. -- BANKS..........       472,427           553,957
                                                                  ------------    -------------
                                                                    2,164,153         2,652,495
                                                                  ------------    -------------
                  DENMARK-0.65%
        11,000    Unidanmark A/S Class A -- BANKS..............       598,766           734,149
                                                                  ------------    -------------
                  FINLAND-0.95%
        76,800    Merita plc Class A -- BANKS..................       393,689           436,413
        22,500    UPM-Kymmene Corp. -- PAPER...................       515,520           645,078
                                                                  ------------    -------------
                                                                      909,209         1,081,491
                                                                  ------------    -------------
                  FRANCE-13.43%
        10,610    Alcatel -- TELECOMMUNICATIONS................     1,002,308         1,493,596
        12,800    Axa -- INSURANCE.............................       892,720         1,561,636
        24,500    Banque Nationale de Paris -- BANKS...........     1,218,230         2,041,561
        10,610    Compagnie de Saint Gobain -- BUILDING
                    MATERIALS..................................     1,457,858         1,690,553
        13,700    Elf Aquitaine S.A. -- OIL-CRUDE PETROLEUM AND
                    GAS........................................     1,480,904         2,010,530
        20,900    Michelin (C.G.D.E.) Class B -- RUBBER AND
                    PLASTIC....................................     1,182,683           855,054
        31,788    Rhone -- POULENC S.A. -- BUILDING
                    MATERIALS..................................     1,131,963         1,452,613
         8,000    Suez Lyonnaise des Eaux -- UTILITIES-WATER
                    AND SEWER..................................     1,053,361         1,442,995
        33,054    Vivendi -- TELECOMMUNICATIONS................     1,459,282         2,677,659
                                                                  ------------    -------------
                                                                   10,879,309        15,226,197
                                                                  ------------    -------------
                  GERMANY-9.14%
         4,038    Allianz AG -- INSURANCE......................     1,365,524         1,128,549
        16,469    DaimlerChrysler AG (a) -- AUTOMOBILE
                    MANUFACTURERS..............................     1,119,042         1,438,585
        11,100    Deutsche Telekom AG -- TELECOMMUNICATIONS....       502,175           466,483
        11,100    Deutsche Telekom AG
                    Rights -- TELECOMMUNICATIONS...............         2,836             2,175
        36,800    Hoechst AG -- CHEMICALS......................     1,355,099         1,658,495
        27,874    Metro AG -- CONSUMER GOODS...................     1,449,693         1,773,656
        24,800    Siemens AG -- UTILITIES-ELECTRIC.............     1,818,583         1,913,103
        37,000    Thyssen Krupp AG -- BUILDING MATERIALS.......       747,065           810,860
        19,800    Veba AG -- UTILITIES-ELECTRIC................     1,041,015         1,168,009
                                                                  ------------    -------------
                                                                    9,401,032        10,359,915
                                                                  ------------    -------------
                  HONG KONG-1.28%
        39,605    HSBC Holdings plc -- BANKS...................       988,682         1,444,562
                                                                  ------------    -------------
                  ITALY-4.14%
       238,900    ENI S.p.A. -- OIL-REFINING...................     1,342,480         1,426,526
        90,000    San Paolo IMI S.p.A. -- BANKS................     1,423,648         1,225,184
       376,300    Telecom Italia S.p.A -- TELEPHONE SERVICES...     1,559,689         2,041,291
                                                                  ------------    -------------
                                                                    4,325,817         4,693,001
                                                                  ------------    -------------
                  JAPAN-22.68%
        89,000    Asahi Breweries Ltd. -- BEVERAGE.............     1,147,178         1,107,353
        61,000    Canon, Inc. -- OFFICE EQUIPMENT AND
                    SUPPLIES...................................     1,616,227         1,753,800
        77,000    Fuji Bank Ltd. -- BANKS......................       570,663           536,913
       149,000    Industrial Bank of Japan Ltd. -- BANKS.......     1,210,553         1,181,758
           192    Japan Tobacco, Inc. -- TOBACCO...............     1,464,834         2,125,578
        51,000    Kao Corp. -- HOUSEHOLD PRODUCTS..............     1,048,570         1,432,584
         9,000    Nintendo Co. Ltd. -- TOYS....................       741,433         1,264,788
           114    Nippon Telegraph & Telephone
                    Corp. -- TELEPHONE SERVICES................     1,000,665         1,327,991
       386,000    Nissan Motor Co. Ltd. -- AUTOMOBILE
                    MANUFACTURERS..............................     1,441,320         1,843,258
           190    NTT Mobile Communications Network,
                    Inc. -- TELECOMMUNICATIONS.................     1,371,415         2,574,356
        22,800    Orix Corp. -- LEASING........................     1,023,958         2,034,369
        22,100    Promise Co. Ltd. -- FINANCIAL SERVICES.......     1,002,922         1,305,478
        46,000    Ricoh Co. Ltd. -- OFFICE EQUIPMENT AND
                    SUPPLIES...................................       430,661           633,146
        47,000    Sankyo Co. Ltd. -- DRUGS.....................     1,023,561         1,184,319

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                     Market
      Shares                                                        Cost (b)        Value (c)
   ------------                                                   ------------    -------------
        18,200    Sony Corp. -- ELECTRONIC COMPONENTS..........   $ 1,271,976     $   1,962,244
       394,000    Sumitomo Trust & Banking Co. -- BANKS........     2,441,772         1,894,481
        17,000    TDK Corp. -- ELECTRONIC COMPONENTS...........     1,483,031         1,554,775
                                                                  ------------    -------------
                                                                   20,290,739        25,717,191
                                                                  ------------    -------------
                  MALAYSIA-0.44%
       145,000    Genting Berhad -- LEISURE TIME-AMUSEMENTSE
                    (E)........................................       590,817           498,223
                                                                  ------------    -------------
                  NETHERLANDS-4.23%
        31,350    Heineken N.V. -- BEVERAGE....................       990,739         1,605,247
        29,100    ING Groep N.V. -- INSURANCE..................     1,593,982         1,575,568
        16,376    Koninklijke (Royal) Philips Electronics
                    NV -- ELECTRIC-PRODUCTS....................       929,703         1,615,392
                                                                  ------------    -------------
                                                                    3,514,424         4,796,207
                                                                  ------------    -------------
                  SINGAPORE-1.72%
        80,000    Oversea-Chinese Banking Corp.
                    Ltd. -- BANKS..............................       599,161           667,254
       184,000    United Overseas Bank Ltd. -- BANKS...........       945,171         1,286,109
                                                                  ------------    -------------
                                                                    1,544,332         1,953,363
                                                                  ------------    -------------
                  SPAIN-5.12%
        80,400    Argentaria S.A. -- BANKS.....................     1,462,082         1,831,626
        55,500    Endesa S.A. -- ELECTRIC-PRODUCTS.............     1,371,967         1,183,664
        57,922    Telefonica S.A. -- TELECOMMUNICATIONS........     1,595,476         2,790,229
                                                                  ------------    -------------
                                                                    4,429,525         5,805,519
                                                                  ------------    -------------
                  SWEDEN-5.06%
       104,200    ABB AB Class A -- ELECTRONIC-CONTROLS AND
                    EQUIPMENT..................................     1,646,168         1,384,921
        70,300    Electrolux AB Class B -- HOUSEHOLD
                    PRODUCTS...................................       971,529         1,471,818
        73,300    Nordbanken Holding AB -- BANKS...............       406,791           428,489
       109,200    Svenska Handelsbanken Class A -- BANKS.......       880,764         1,310,092
        39,500    Volvo AB Class B -- AUTOMOBILE
                    MANUFACTURERS..............................     1,195,610         1,145,231
                                                                  ------------    -------------
                                                                    5,100,862         5,740,551
                                                                  ------------    -------------
                  SWITZERLAND-3.73%
           548    Nestle S.A. -- FOOD..........................       680,320           987,359
           135    Roche Holding AG -- DRUGS....................     1,607,237         1,387,688
           810    S.M.H. AG -- MISCELLANEOUS...................       457,808           545,002
         2,310    Zurich Allied AG -- INSURANCE................       970,466         1,313,547
                                                                  ------------    -------------
                                                                    3,715,831         4,233,596
                                                                  ------------    -------------
                  UNITED KINGDOM-21.32%
        70,200    Allied Zurich plc (a) -- INSURANCE...........       813,014           876,951
        42,664    Astrazeneca plc -- DRUGS.....................     1,466,970         1,653,031
        96,000    BP Amoco plc -- OIL-MISCELLANEOUS............     1,347,887         1,719,050
       357,332    British Aerospace plc -- AEROSPACE AND
                    EQUIPMENT..................................     1,601,316         2,336,131
       169,000    British American Tobacco plc -- TOBACCO......     1,266,568         1,577,057
        88,620    Cadbury Schweppes plc -- FOOD................       387,829           564,355
       148,214    Diageo plc -- RETAIL-DEPARTMENT STORES.......     1,268,116         1,544,293
       103,600    Granada Group plc -- DIVERSIFIED COMPANIES...     1,572,110         1,933,527
       107,200    Great Universal Stores
                    plc -- RETAIL-CLOTHING.....................     1,304,408         1,198,909
       154,900    Imperial Chemical Industries
                    plc -- CHEMICALS...........................     1,923,876         1,530,939
       352,400    Invensys plc -- DIVERSIFIED COMPANIES........     1,432,541         1,669,242
       103,500    National Westminster Bank plc -- BANKS.......     1,539,102         2,192,696
       130,900    Prudential Corp. plc -- INSURANCE............     1,570,741         1,937,511
       172,364    Royal & Sun Alliance Insurance Group
                    plc -- INSURANCE...........................     1,878,124         1,550,030
        72,700    Smithkline Beecham plc -- DRUGS..............     1,005,311           943,706
       106,696    Unilever plc -- CONSUMER GOODS...............       826,020           949,408
                                                                  ------------    -------------
                                                                   21,203,933        24,176,836
                                                                  ------------    -------------
                  TOTAL COMMON STOCKS..........................   $89,657,431     $ 109,113,296
                                                                  ------------    -------------
                                                                  ------------    -------------

SHORT-TERM INVESTMENTS-3.17%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-3.17%
   $3,596,096    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 4.80%........   $   3,596,096
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $93,253,527) (b)...........................   $ 112,709,392
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1999, the cost of securities for federal income tax purposes was $93,268,002 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $22,609,092
Unrealized depreciation..........................................   (3,167,702)
------------------------------------------------------------------------------
Net unrealized appreciation......................................  $19,441,390
------------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total market value to total net assets.
 (e) Note: Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Year Acquired     Shares/Par  Security                                  Cost Basis
----------------  ----------------------------------------------------  -------------
1997, 1998            145,000 Genting Berhad                            $    590,817

    The aggregate value of these securities at June 30, 1999, was $498,223, which represents .44% of total net assets.

FORTIS SERIES FUND, INC.
MID CAP STOCK SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-95.95%

--------------------------------------------------------------------------------
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
             BASIC INDUSTRY - 6.19%
    5,700    Caraustar Industries, Inc....................   $    159,844    $    140,719
    2,500    Centex Construction Products, Inc............         95,124          85,312
    6,500    Crompton & Knowles Corp......................        146,138         127,156
    4,200    Cytec Industries, Inc. (a)...................        147,330         133,875
    1,700    FMC Corp.....................................         91,877         116,131
    3,700    Lennar Corp. (a).............................         84,408          88,800
    6,800    Louisiana-Pacific Corp. (a)..................        145,366         161,500
    5,300    Solutia, Inc.................................        125,593         112,956
    3,300    TOSCO Corp...................................         74,682          85,594
    2,400    Vulcan Materials Co..........................        103,769         115,800
                                                             ------------    ------------
                                                                1,174,131       1,167,843
                                                             ------------    ------------
             CAPITAL SPENDING - 33.83%
   10,300    Altera Corp. (a).............................        247,689         379,169
    7,300    American Power Conversion Corp. (a)..........        133,686         146,912
    2,200    Apple Computer, Inc. (a).....................         82,889         101,887
    3,500    BMC Software, Inc. (a).......................        166,118         189,000
    2,000    Briggs & Stratton (a)........................        123,321         115,500
    1,600    BroadVison, Inc. (a).........................         81,714         118,000
    3,800    Citrix Systems, Inc. (a).....................        172,143         214,700
    1,100    CNET, Inc....................................         65,458          63,387
    2,800    Computer Task Group, Inc.....................         78,876          47,600
    4,900    Compuware Corp. (a)..........................        138,883         155,881
    2,400    Comverse Technology, Inc. (a)................        181,232         181,200
    5,700    Convergys Corp...............................        113,730         109,725
    4,500    Crane Co.....................................        132,272         141,469
    1,400    DST Systems, Inc. (a)........................         71,271          88,025
    3,300    Gulfstream Aerospace Corp. (a)...............        156,954         222,956
    4,200    Hertz Corp. Class A..........................        194,835         260,400
    3,000    Jabil Circuit, Inc. (a)......................        103,267         135,375
    1,600    Johnson Controls, Inc........................        103,826         110,900
    2,200    Legato Systems, Inc. (a).....................        110,507         127,050
    4,900    Leggett & Platt, Inc.........................        114,758         136,281
    4,100    Lexmark International Group Class A (a)......        181,815         270,856
    5,700    Linear Technology Corp.......................        225,708         383,325
    5,200    Maxim Integrated Products, Inc. (a)..........        222,973         345,800
    4,300    NCR Corp. (a)................................        165,054         209,894
    1,200    Network Appliance, Inc. (a)..................         55,487          67,050
    2,900    Premark International, Inc...................         92,349         108,750
    5,000    Quintiles Transnational Corp. (a)............        243,625         210,000
    2,200    RF Micro Devices, Inc. (a)...................        118,034         164,175
    2,600    Robert Half International, Inc...............        105,117          67,600
    5,000    Sabre Group Holdings, Inc. (a)...............        217,619         343,750
    2,800    Sanmina Corp. (a)............................        172,378         212,450
    2,400    Snyder Communications, Inc. (a)..............         83,419          78,600
    4,200    Sterling Software, Inc. (a)..................        110,284         112,087
    3,800    Trinity Industries, Inc......................        127,219         127,300
    1,500    Uniphase Corp. (a)...........................        208,031         249,000
    1,004    United Technologies Corp.....................         53,922          71,974
      800    VERITAS Software Corp. (a)...................         48,681          75,950
    2,200    Waters Corp. (a).............................         91,107         116,875
    2,600    Young & Rubicam, Inc.........................         85,153         118,137
                                                             ------------    ------------
                                                                5,181,404       6,378,990
                                                             ------------    ------------
             CONSUMER CYCLICAL - 14.92%
    5,000    A.H. Belo Corp. Class A (a)..................        105,294          98,437
    4,700    Abercrombie & Fitch Co. Class A (a)..........        156,028         225,600
    1,900    Best Buy Co., Inc. (a).......................         98,369         128,250

                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
    4,200    Bob Evans Farms (a)..........................   $     86,309    $     83,475
    3,800    Brinker International, Inc. (a)..............        106,256         103,312
    1,200    Cox Radio, Inc. (a)..........................         62,913          65,100
    3,500    Dollar Tree Stores, Inc. (a).................        134,532         154,000
    5,700    Furniture Brands International, Inc. (a).....        153,946         158,887
    1,600    Harley-Davidson, Inc.........................         78,743          87,000
    3,500    Herman Miller, Inc...........................         86,292          73,500
    4,700    International Game Technology................        100,264          86,950
    2,200    King World Productions, Inc. (a).............         64,316          76,587
    1,500    Knight Ridder, Inc...........................         78,806          82,406
      700    Magna International, Inc. Class A............         44,528          39,725
    2,000    McClatchy Co. Class A........................         67,447          66,250
    3,700    Meritor Automotive, Inc......................         76,268          94,350
    3,100    Nautica Enterprises, Inc. (a)................         65,148          52,313
    2,000    Navistar International.......................        105,421         100,000
    1,500    Pulitzer, Inc................................         60,650          72,844
    4,600    Ross Stores, Inc.............................        190,061         231,725
    3,700    SUPERVALU, Inc...............................         94,727          95,044
    8,300    TJX Companies, Inc...........................        217,429         276,494
    2,000    U.S. Foodservice (a).........................         93,413          85,250
    2,800    V.F. Corp....................................        131,923         119,700
    3,900    Zale Corp. (a)...............................        124,633         156,000
                                                             ------------    ------------
                                                                2,583,716       2,813,199
                                                             ------------    ------------
             CONSUMER STAPLES - 3.73%
    4,200    Dial Corp....................................        113,798         156,188
    2,400    Earthgrains Co...............................         68,814          61,950
    2,200    Estee Lauder Companies, Inc. Class A.........         79,034         110,275
    2,900    Hormel Foods Corp............................        105,299         116,725
    3,000    Lancaster Colony Corp........................        100,980         103,500
    7,300    Universal Foods Corp.........................        172,207         154,213
                                                             ------------    ------------
                                                                  640,132         702,851
                                                             ------------    ------------
             ENERGY & RELATED - 6.70%
    4,700    Diamond Offshore Drilling, Inc...............        141,598         133,363
    3,900    El Paso Energy Corp..........................        136,269         137,231
    4,300    Keyspan Corp. (a)............................        126,197         113,413
    2,900    National Fuel Gas Co.........................        129,254         140,650
    2,800    Nicor, Inc. (a)..............................        101,482         106,575
    5,000    Questar Corp.................................         96,929          95,625
    4,100    Sunoco, Inc..................................        145,001         123,769
    5,300    Tidewater, Inc...............................        142,959         161,650
    5,800    Transocean Offshore, Inc.....................        156,133         152,250
    1,900    Vastar Resources, Inc........................         86,360          99,631
                                                             ------------    ------------
                                                                1,262,182       1,264,157
                                                             ------------    ------------
             FINANCE - 12.30%
    4,300    A.G. Edwards, Inc............................        160,499         138,675
    2,200    AFLAC, Inc...................................         95,720         105,325
      500    Ameritrade Holding Corp......................         57,086          53,000
    5,000    City National Corp...........................        184,922         187,188
    4,000    Cullen/Frost Bankers, Inc....................        107,901         110,250
    3,800    Dime Bancorp, Inc............................         93,768          76,475
    4,900    First Tennessee National Corp................        160,953         187,731
    1,200    Golden West Financial Corp. (a)..............        111,763         117,600
    3,900    Mercantile Bankshares Corp...................        140,144         137,963
    3,000    Nationwide Financial Services, Inc...........        135,108         135,750
    4,200    North Fork Bancorporation, Inc...............         90,317          89,513
    4,305    Old Kent Financial Corp......................        162,175         180,272
    1,200    Paine Webber Group, Inc. (a).................         49,135          56,100

--------------------------------------------------------------------------------

                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
    2,600    PMI Group, Inc...............................   $    161,888    $    163,313
    2,000    Radian Group, Inc............................        103,208          97,625
    4,500    Regions Financial Corp.......................        176,673         172,969
    1,000    RenaissanceRe Holdings Ltd...................         42,310          37,000
    4,600    T. Rowe Price Associates, Inc................        161,510         176,525
    1,500    Zions Bancorporation.........................         78,580          95,250
                                                             ------------    ------------
                                                                2,273,660       2,318,524
                                                             ------------    ------------
             HEALTH CARE - 8.82%
    3,900    Bergen Brunswig Corp. Class A................        105,591          67,275
    8,400    Biogen, Inc. (a).............................        293,990         540,225
    4,600    Biomet, Inc..................................        159,534         182,850
   12,700    Health Management Associates, Inc............        148,529         142,875
    3,400    Lincare Holdings, Inc. (a)...................        124,645          85,000
    2,300    MedImmune, Inc. (a)..........................        131,026         155,825
      500    PacifiCare Health Systems, Inc. Class B (a)           39,668          35,969
    1,000    Patterson Dental Co. (a).....................         39,812          34,750
    3,100    Universal Health Services Class B............        146,928         148,025
    1,500    VISX, Inc....................................        102,735         118,781
    4,300    Watson Pharmaceuticals, Inc. (a).............        193,995         150,769
                                                             ------------    ------------
                                                                1,486,453       1,662,344
                                                             ------------    ------------
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
             METAL & MINING - 0.47%
    2,800    AK Steel Holding Corp. (a)...................   $     62,419    $     63,000
      800    Cleveland-Cliffs, Inc........................         35,927          25,900
                                                             ------------    ------------
                                                                   98,346          88,900
                                                             ------------    ------------
             TRANSPORTATION - 1.46%
    2,300    Alaska Air Group, Inc. (a)...................         99,475          96,025
    2,800    Kansas City Southern Industries, Inc.........        127,782         178,675
                                                             ------------    ------------
                                                                  227,257         274,700
                                                             ------------    ------------
             UTILITIES - 7.53%
    3,400    Allegheny Energy, Inc. (a)...................        104,797         109,013
    3,800    BEC Energy...................................        154,214         156,750
    4,100    CenturyTel, Inc..............................        159,033         162,975
    6,500    Energy East Corp.............................        179,716         169,000
    3,900    GPU, Inc.....................................        163,029         164,531
    8,100    IPALCO Enterprises, Inc......................        190,418         171,619
    8,000    OGE Energy Corp. (a).........................        199,892         190,000
    2,700    Pinnacle West Capital Corp...................        114,058         108,675
    3,000    Sierra Pacific Resources.....................        107,878         109,125
    3,400    TECO Energy, Inc.............................         92,185          77,350
                                                             ------------    ------------
                                                                1,465,220       1,419,038
                                                             ------------    ------------
             TOTAL COMMON STOCKS..........................   $ 16,392,501    $ 18,090,546
                                                             ------------    ------------
                                                             ------------    ------------

SHORT-TERM INVESTMENTS - 2.00%

--------------------------------------------------------------------------------
   Principal                                                      Market
    Amount                                                      Value (c)
   ---------                                                   ------------
               BANKS - 1.63%
   $306,847    U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 4.80%........   $   306,847
                                                               ------------
               U.S. TREASURY BILLS - 0.37%
     70,000    US Treasury Bill, 4.67% 9-16-1999 (e)........        69,313
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................       376,160
                                                               ------------
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $16,768,661) (B)...........................   $18,466,706
                                                               ------------
                                                               ------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1999, the cost of securities for federal income tax purposes was $16,781,608 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 2,474,293
Unrealized depreciation.....................................     (789,195)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 1,685,098
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents .21% of total net assets as of June 30, 1999.
 (e) Security pledged as initial margin deposit for open financial futures position detailed below:

    FINANCIAL FUTURES-LONG
                                                                             MARKET
                                                                              VALUE                  UNREALIZED
                                                                             COVERED                 APPRECIATION/
                                                               NUMBER OF       BY                    (DEPRECIATION)
    ISSUER                                                    CONTRACT(S)  CONTRACT(S)  EXPIRATION   AT 6/30/99
----------------------------------------------------------------------------------------------------------------
                                                                                         September
    Standard & Poor's Midcap 400............................        3      $ 629,025        99       $  4,575

FORTIS SERIES FUND, INC.
SMALL CAP VALUE SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-94.31%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              APPAREL - 1.14%
     50,000   Gerber Childrenswear, Inc....................   $    419,325    $    331,250
                                                              ------------    ------------
              BANKS -- 13.20%
      7,500   Bank United Corp Class A.....................        300,469         301,406
     11,500   CCB Financial Group..........................        630,315         608,062
     13,300   Community Bank System, Inc...................        383,001         337,487
     55,000   First Sentinel Bancorp, Inc..................        465,706         488,125
      5,000   FNB Corp.....................................        125,362         135,000
      6,100   Interwest Bancorp, Inc.......................        136,380         152,500
     20,000   New England Community Bancorp, Inc...........        404,592         551,250
     35,000   Peoples Heritage Financial Group.............        633,750         658,437
     30,000   Seacoast Financial Services Corp.............        311,569         341,250
     10,000   Webster Financial Corp.......................        271,288         271,250
                                                              ------------    ------------
                                                                 3,662,432       3,844,767
                                                              ------------    ------------
              BUILDING MATERIALS - 2.22%
     31,500   Thomas Industries, Inc.......................        581,188         645,750
                                                              ------------    ------------
              BUSINESS SERVICES - 3.95%
     36,000   Interim Services, Inc. (a)...................        664,144         742,500
     46,000   Romac International, Inc. (a)................        470,548         408,250
                                                              ------------    ------------
                                                                 1,134,692       1,150,750
                                                              ------------    ------------
              CHEMICALS-SPECIALTY - 2.95%
     50,000   A. Schulman, Inc.............................        722,156         859,375
                                                              ------------    ------------
              CLOSED END GLOBAL COUNTRY
              FUND - 1.82%
     55,000   Morgan Stanley Asia Pacific Fund.............        412,083         529,375
                                                              ------------    ------------
              COMPUTER-HARDWARE - 0.91%
     37,500   Splash Technology Holdings...................        388,398         263,672
                                                              ------------    ------------
              COMPUTER-SOFTWARE - 1.14%
     24,000   Computer Horizons, Corp......................        305,588         331,500
                                                              ------------    ------------
              CONSTRUCTION - 1.79%
     28,000   Champion Enterprises, Inc....................        571,226         521,500
                                                              ------------    ------------
              CONSUMER GOODS - 2.89%
     40,000   Jostens, Inc.................................        907,264         842,500
                                                              ------------    ------------
              ELECTRONIC COMPONENTS - 3.15%
     24,000   Methode Electronics, Inc.....................        276,405         549,000
     22,800   REMEC, Inc. (a)..............................        307,380         367,650
                                                              ------------    ------------
                                                                   583,785         916,650
                                                              ------------    ------------
              ELECTRONIC-COMMUNICATION
              SECURITY - 1.41%
     12,000   Pittway Corp. Class A........................        298,065         410,250
                                                              ------------    ------------
              ENERGY & RELATED - 2.24%
     34,000   Watts Industries, Inc. Class A...............        491,676         652,375
                                                              ------------    ------------
              FOOD - 1.13%
     45,000   Vlasic Foods International...................        398,811         329,062
                                                              ------------    ------------
              INSURANCE - 2.40%
     35,000   IPC Holdings Ltd.............................        716,013         700,000
                                                              ------------    ------------
              MACHINERY-SPECIALTY - 2.67%
     20,000   Speedfam-IPEC, Inc...........................        310,056         321,250
     30,000   Stewart and Stevenson Services, Inc..........        245,857         457,500
                                                              ------------    ------------
                                                                   555,913         778,750
                                                              ------------    ------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              MEDICAL SUPPLIES - 5.44%
     45,000   Perrigo Co. (a)..............................   $    436,136    $    343,125
     44,000   Sola International, Inc......................        639,917         855,250
     20,000   STERIS Corp. (a).............................        351,195         387,500
                                                              ------------    ------------
                                                                 1,427,248       1,585,875
                                                              ------------    ------------
              OIL AND GAS FIELD SERVICES - 5.97%
     22,000   Chieftain International, Inc.................        334,914         385,000
     19,100   Evergreen Resources, Inc.....................        305,171         481,081
    125,000   Key Energy Services, Inc. (a)................        378,388         445,312
     15,000   Newfield Exploration Co. (a).................        296,942         426,563
                                                              ------------    ------------
                                                                 1,315,415       1,737,956
                                                              ------------    ------------
              OIL-MISCELLANEOUS - 0.97%
     15,000   Flowserve Corp...............................        248,557         284,063
                                                              ------------    ------------
              OIL-OFFSHORE DRILLING - 3.13%
     25,000   Marine Drilling Companies, Inc. (a)..........        268,035         342,188
     31,000   Mitchell Energy and Development Corp. Class
                B..........................................        403,046         569,625
                                                              ------------    ------------
                                                                   671,081         911,813
                                                              ------------    ------------
              REAL ESTATE-INVESTMENT TRUST - 11.19%
     21,500   Gables Residential Trust.....................        546,716         518,688
     20,200   Home Properties of New York, Inc.............        521,632         558,025
     50,000   IRT Property Co..............................        533,583         493,750
     12,000   Parkway Properties, Inc......................        353,046         397,500
     23,000   Prentiss Properties Trust....................        517,189         540,500
     38,000   Summit Properties, Inc.......................        700,136         750,500
                                                              ------------    ------------
                                                                 3,172,302       3,258,963
                                                              ------------    ------------
              RECREATIONAL EQUIPMENT - 1.81%
     20,000   Fleetwood Enterprises........................        516,209         528,750
                                                              ------------    ------------
              RESTAURANTS AND FRANCHISING - 1.03%
     37,600   Landry's Seafood Restaurants, Inc. (a).......        364,249         300,800
                                                              ------------    ------------
              RETAIL-DEPARTMENT STORES - 1.52%
     50,000   Spiegel, Inc. Class A........................        263,249         443,750
                                                              ------------    ------------
              RETAIL-HOUSEHOLD FURNITURE - 2.12%
     55,000   Pier 1 Imports, Inc..........................        512,939         618,750
                                                              ------------    ------------
              RETAIL-SPECIALTY - 1.93%
     10,500   Payless ShoeSource, Inc. (a).................        495,494         561,750
                                                              ------------    ------------
              SAVINGS AND LOANS, MORTGAGE COMPANIES - 1.42%
     50,000   Warren Bancorp, Inc..........................        473,338         412,500
                                                              ------------    ------------
              SHIP BUILDING, SHIPPING - 1.80%
     30,000   Knightsbridge Tankers Ltd....................        739,622         525,000
                                                              ------------    ------------
              SHOES AND LEATHER - 2.88%
     60,000   Wolverine World Wide, Inc....................        654,219         840,000
                                                              ------------    ------------
              STEEL AND IRON - 1.27%
     40,000   NS Group, Inc................................        211,746         370,000
                                                              ------------    ------------
              TELECOMMUNICATION EQUIPMENT - 3.74%
     17,000   Federal Signal Corp..........................        355,985         360,188
     35,000   Hypercom Corp. (a)...........................        313,558         334,688
     40,000   Network Equipment Technologies, Inc. (a)             433,758         395,000
                                                              ------------    ------------
                                                                 1,103,301       1,089,876
                                                              ------------    ------------

--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              TELECOMMUNICATIONS - 3.08%
     28,000   Aspect Telecommunications....................   $    246,724    $    273,000
     45,000   General Communication Class A................        220,151         305,859
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
      6,500   Jones Intercable, Inc. Class A...............   $    160,331    $    318,500
                                                              ------------    ------------
                                                                   627,206         897,359
                                                              ------------    ------------
              TOTAL COMMON STOCKS..........................   $ 24,944,790    $ 27,474,731
                                                              ------------    ------------
                                                              ------------    ------------

SHORT-TERM INVESTMENTS - 7.01%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS - 7.01%
   $2,041,385    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 4.91%........   $ 2,041,385
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $26,986,175) (b)...........................   $29,516,116
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1999, the cost of securities for federal income tax purposes was $27,056,628 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 3,732,296
Unrealized depreciation.....................................   (1,272,808)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 2,459,488
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.21% of total net assets as of June 30, 1999.

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-94.91%

--------------------------------------------------------------------------------
                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 AUSTRALIA - 0.65%
      196,000    Broken Hill Proprietary Co. Ltd. -- STEEL AND
                   IRON.......................................   $   2,157,415    $   2,270,317
                                                                 -------------    -------------
                 BRAZIL - 0.48%
       76,000    Aracruz Celulose S.A. ADR -- FOREST
                   PRODUCTS...................................       1,536,328        1,672,000
       24,000    Telecomunicacoes Brasileiras S.A.-Telebras
                   ADR -- TELEPHONE SERVICES..................           1,680            1,500
                                                                 -------------    -------------
                                                                     1,538,008        1,673,500
                                                                 -------------    -------------
                 FINLAND - 4.33%
       99,100    KCI Konecranes International plc
                   (e) -- MACHINERY...........................       2,400,981        3,404,343
      134,000    Nokia Oyj -- TELECOMMUNICATION EQUIPMENT.....         693,790       11,746,506
                                                                 -------------    -------------
                                                                     3,094,771       15,150,849
                                                                 -------------    -------------
                 FRANCE - 5.90%
       17,000    Axa -- INSURANCE.............................       1,962,653        2,074,047
       27,000    Casino Guichard Perrachon S.A. -- FOOD.......       2,681,126        2,366,833
       12,500    Dexia France -- BANKS........................       1,571,675        1,673,284
        9,700    Groupe Danone -- FOOD........................       1,764,770        2,500,902
        3,430    Promodes -- FOOD.............................       2,277,388        2,251,529
       63,327    Rhone-Poulenc S.A. (Warrants)
                   (a) -- CHEMICALS...........................         216,168          182,065
       63,327    Rhone-Poulenc S.A. ADR -- CHEMICALS..........       2,572,753        2,920,958
       64,000    Sanofi-Synthelabo S.A. (a) -- DRUGS..........         993,250        2,716,032
       32,600    Sidel -- MACHINERY...........................       2,536,918        3,963,843
                                                                 -------------    -------------
                                                                    16,576,701       20,649,493
                                                                 -------------    -------------
                 GERMANY - 1.11%
       26,000    Mannesmann AG -- MACHINERY...................       2,481,668        3,888,001
                                                                 -------------    -------------
                 HUNGARY - 1.70%
       81,000    Matav Rt. ADR (a) -- TELEPHONE SERVICES......       1,924,635        2,227,500
      155,000    MOL Magyar Olaj-es Gazipari Rt. GDR
                   (e) -- OIL-CRUDE PETROLEUM AND GAS.........       1,255,500        3,736,058
                                                                 -------------    -------------
                                                                     3,180,135        5,963,558
                                                                 -------------    -------------
                 ISRAEL - 2.08%
       84,000    ECI Telecommunications
                   Ltd. -- TELECOMMUNICATION EQUIPMENT........       1,662,746        2,787,750
       92,000    Teva Pharmaceutical Industries Ltd.
                   ADR -- DRUGS...............................       3,578,638        4,508,000
                                                                 -------------    -------------
                                                                     5,241,384        7,295,750
                                                                 -------------    -------------
                 ITALY - 2.72%
       23,500    Assicurazioni Generali -- INSURANCE..........         893,850          814,314
      152,000    Industrie Natuzzi S.p.A. ADR -- FURNITURE....       3,153,220        2,954,500
       96,900    Mondadori (Arnoldo) Editore S.p.A.
                   (a) -- PUBLISHING..........................       1,669,150        1,678,874
      390,000    Telecom Italia S.p.A. -- TELEPHONE
                   SERVICES...................................       2,613,161        4,054,246
                                                                 -------------    -------------
                                                                     8,329,381        9,501,934
                                                                 -------------    -------------
                 JAPAN - 14.43%
       47,400    Advantest Corp. -- MACHINERY.................       3,229,069        5,208,361
       31,200    Aiful Corp. -- FINANCIAL SERVICES............       1,801,826        3,820,093
      118,000    Bank of Tokyo-Mitsubishi Ltd. -- BANKS.......       1,682,938        1,679,726
       19,000    Canon Sales Co., Inc. -- CONSUMER GOODS......         303,434          298,405
      135,000    Canon, Inc. ADR -- OFFICE EQUIPMENT AND
                   SUPPLIES...................................       2,113,634        3,931,875
      271,000    Fuji Bank Ltd. -- BANKS......................       1,651,957        1,889,656
       91,000    Fujitsu Ltd. -- MISCELLANEOUS................       1,403,938        1,830,676
        7,000    Fujitsu Support and Service, Inc.
                   (e) -- BUSINESS SERVICES...................         219,895        1,059,484
       48,000    Honda Motor Co. Ltd. -- AUTOMOBILE
                   MANUFACTURERS..............................       1,813,932        2,034,369
       64,000    Kirin Brewery Company Ltd. -- BEVERAGE.......         797,879          766,689
       33,000    Murata Manufacturing Co.
                   Ltd -- ELECTRICAL-COMPONENTS AND PARTS.....       2,147,543        2,170,192
      191,000    NEC Corp. -- BUSINESS SERVICES...............       2,326,866        2,374,876
       29,000    Nintendo Co. Ltd. -- TOYS....................       3,484,930        4,075,430
          493    Nippon Telegraph & Telephone
                   Corp. -- TELEPHONE SERVICES................       4,176,327        5,742,978
       27,000    Orix Corp. -- LEASING........................       2,489,208        2,409,121

--------------------------------------------------------------------------------

                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
       30,000    Sony Corp. -- ELECTRONIC COMPONENTS..........   $   1,951,042    $   3,234,468
      125,000    Sumitomo Bank Ltd. -- BANKS..................       1,701,413        1,550,107
       40,000    Takeda Chemical Industries -- DRUGS..........       1,625,100        1,853,933
       26,900    TDK Corp. -- ELECTRONIC COMPONENTS...........       2,137,099        2,460,203
       31,000    Tokyo Electron Ltd. -- MACHINERY.............       1,049,357        2,102,693
                                                                 -------------    -------------
                                                                    38,107,387       50,493,335
                                                                 -------------    -------------
                 MEXICO - 1.71%
       76,200    Grupo Televisa S.A. GDR -- BROADCASTING......       2,427,494        3,414,712
      108,200    Panamerican Beverages, Inc. Class
                   A -- BEVERAGE..............................       2,288,387        2,576,512
                                                                 -------------    -------------
                                                                     4,715,881        5,991,224
                                                                 -------------    -------------
                 NETHERLANDS - 3.40%
       63,000    IHC Caland N.V. -- OIL AND GAS FIELD
                   SERVICES...................................       2,132,115        2,468,932
      140,000    VNU N.V. -- PUBLISHING.......................       3,256,385        5,594,802
       96,000    Wolters Kluwer N.V. -- PUBLISHING............       1,404,741        3,821,585
                                                                 -------------    -------------
                                                                     6,793,241       11,885,319
                                                                 -------------    -------------
                 NORWAY - 1.40%
      235,000    Petroleum Geo-Services ADR (a) -- OIL AND GAS
                   FIELD SERVICES.............................       3,532,063        3,495,625
      130,000    Stolt Comex Seaway S.A. (a) -- OIL AND GAS
                   FIELD SERVICES.............................         916,705        1,413,750
                                                                 -------------    -------------
                                                                     4,448,768        4,909,375
                                                                 -------------    -------------
                 PORTUGAL - 0.75%
       63,800    Portugal Telecom S.A. ADR -- TELEPHONE
                   SERVICES...................................       1,989,354        2,627,762
                                                                 -------------    -------------
                 SINGAPORE - 0.45%
       30,800    Asia Pulp & Paper Co. Ltd. (Warrants)
                   (a) -- PAPER...............................          89,541           80,850
      154,000    Asia Pulp & Paper Co. Ltd. ADR
                   (a) -- PAPER...............................       1,295,812        1,482,250
                                                                 -------------    -------------
                                                                     1,385,353        1,563,100
                                                                 -------------    -------------
                 SOUTH KOREA - 0.75%
      127,800    Korea Electric Power Corp.
                   ADR -- UTILITIES-ELECTRIC..................       1,717,844        2,619,900
                                                                 -------------    -------------
                 SPAIN - 2.56%
      105,000    Repsol S.A. -- OIL-CRUDE PETROLEUM AND GAS...       1,448,791        2,144,073
       46,308    Telefonica S.A. ADR -- TELEPHONE SERVICES....       3,045,121        6,813,064
                                                                 -------------    -------------
                                                                     4,493,912        8,957,137
                                                                 -------------    -------------
                 SWEDEN - 1.87%
      189,000    Ericsson (L.M.) Telephone Co. Class B
                   ADR -- TELECOMMUNICATION EQUIPMENT.........       1,775,391        6,225,188
      136,200    Industri-Matematik International Corp.
                   (a) -- COMPUTER-SOFTWARE...................       1,219,517          331,988
                                                                 -------------    -------------
                                                                     2,994,908        6,557,176
                                                                 -------------    -------------
                 SWITZERLAND - 1.33%
          300    Roche Holding AG -- DRUGS....................       1,568,202        3,083,751
        5,250    UBS AG -- BANKS..............................       1,781,432        1,566,963
                                                                 -------------    -------------
                                                                     3,349,634        4,650,714
                                                                 -------------    -------------
                 UNITED KINGDOM - 4.12%
      211,700    Capita Group plc -- BUSINESS SERVICES........         460,085        2,190,758
      142,000    Dixons Group plc -- RETAIL-ELECTRIC PRODUCTS,
                   RADIO, TV, AUDIO...........................       1,783,438        2,659,155
       36,300    Energis plc (a) -- TELEPHONE SERVICES........         174,091          862,301
      490,000    Orange plc (a) -- TELEPHONE SERVICES.........       1,564,107        7,206,371
      335,000    TeleWest Communications plc
                   (a)(e) -- TELECOMMUNICATIONS...............       1,010,964        1,494,411
                                                                 -------------    -------------
                                                                     4,992,685       14,412,996
                                                                 -------------    -------------
                 UNITED STATES - 43.17%
       42,000    Alcoa, Inc. -- METALS-MINING AND
                   MISCELLANEOUS..............................       2,205,769        2,598,750
      132,000    Altera Corp. (a) -- ELECTRONIC-SEMICONDUCTOR
                   AND CAPACITOR..............................       1,388,406        4,859,250
       24,000    Applied Materials, Inc.
                   (a) -- ELECTRONIC-CONTROLS AND EQUIPMENT...       1,344,751        1,773,000
      246,500    Avant! Corp. (a) -- COMPUTER-SOFTWARE........       4,757,526        3,112,063

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
      101,250    Baker Hughes, Inc. -- MACHINERY-OIL AND
                   WELL.......................................   $   1,338,427    $   3,391,875
      220,000    Bed Bath & Beyond, Inc.
                   (a) -- RETAIL-SPECIALTY....................       2,189,769        8,470,000
       87,000    Brinker International, Inc.
                   (a) -- RESTAURANTS AND FRANCHISING.........       2,503,167        2,365,313
       46,455    Cardinal Health, Inc. -- HEALTH CARE
                   SERVICES...................................       1,599,105        2,978,927
       31,750    Celera Genomics (a) -- BIOMEDICS, GENETICS
                   RESEARCH AND DEVELOPMENT...................         411,145          513,953
      236,950    Cheesecake Factory (The), Inc.
                   (a) -- RESTAURANTS AND FRANCHISING.........       4,583,308        7,226,975
      142,000    Cisco Systems, Inc.
                   (a) -- COMPUTER-COMMUNICATION EQUIPMENT....         380,639        9,159,000
       77,000    Citrix Systems, Inc.
                   (a) -- COMPUTER-SOFTWARE...................       2,575,094        4,350,500
       46,000    Comcast Corp. Special Class A
                   (a) -- BROADCASTING........................       1,428,452        1,768,125
      153,200    Covance, Inc. (a) -- HEALTH CARE SERVICES....       2,979,688        3,667,225
      194,800    DSP Communications, Inc. (a) -- ELECTRONIC
                   COMPONENTS.................................       2,831,242        5,624,850
       22,000    Enron Corp. -- NATURAL GAS TRANSMISSIONS.....       1,100,000        1,798,500
       40,000    Georgia-Pacific Group -- PAPER...............       1,808,854        1,895,000
       28,000    Global TeleSystems Group, Inc.
                   (a) -- TELECOMMUNICATIONS..................       1,610,000        2,268,000
       56,000    Guidant Corp. (a) -- MEDICAL TECHNOLOGY......       1,992,416        2,880,500
       39,000    International Paper Co. -- PAPER.............       2,073,104        1,969,500
       30,400    Intuit, Inc. (a) -- COMPUTER-SOFTWARE........       1,408,006        2,739,800
       64,000    J.D. Edwards & Co.
                   (a) -- COMPUTER-SOFTWARE...................       1,264,872        1,184,000
       28,000    MCI WorldCom, Inc. (a) -- TELEPHONE
                   SERVICES...................................       2,094,750        2,415,000
       41,000    MediaOne Group, Inc. (a) -- CABLE
                   TELEVISION.................................       1,571,350        3,049,375
       28,000    Medtronic, Inc. (with rights) -- MEDICAL
                   TECHNOLOGY.................................       1,591,133        2,180,500
       27,000    Motorola, Inc. -- ELECTRONIC-SEMICONDUCTOR
                   AND CAPACITOR..............................       1,864,991        2,558,250
       69,000    Novell, Inc. (a) -- COMPUTER-SOFTWARE........       1,720,556        1,828,500
      223,499    Outback Steakhouse, Inc. (a) -- RESTAURANTS
                   AND FRANCHISING............................       4,849,381        8,786,304
       63,500    PE Corp -- PE BIOSYSTEMS GROUP -- PRECISION
                   INSTRUMENTS-TEST, RESEARCH.................       3,972,059        7,286,625
       67,900    Polo Ralph Lauren Corp. (a) -- APPAREL.......       1,515,346        1,290,100
       69,000    Reader's Digest Association, Inc. Class
                   A -- PUBLISHING............................       2,125,248        2,742,750
       28,438    Schlumberger Ltd. -- OIL AND GAS FIELD
                   SERVICES...................................       1,031,437        1,811,145
       74,900    Sykes Enterprises, Inc. (a) -- BUSINESS
                   SERVICES...................................       1,524,076        2,499,788
      123,000    Synopsys, Inc. (a) -- COMPUTER-SOFTWARE......       3,207,693        6,788,063
      112,000    Tandy Corp. (with
                   rights) -- RETAIL-SPECIALTY................       4,333,830        5,474,000
      180,000    Tellabs, Inc. (a) -- TELECOMMUNICATION
                   EQUIPMENT..................................       1,210,073       12,161,250
       87,000    Tidewater, Inc. -- SHIP BUILDING, SHIPPING...       2,440,452        2,653,500
       42,000    Univision Communications, Inc.
                   (a) -- BROADCASTING........................       1,512,000        2,772,000
       31,000    Weyerhaeuser Co. -- FOREST PRODUCTS..........       2,073,999        2,131,250
      105,600    Xilinx, Inc. (a) -- ELECTRONIC-SEMICONDUCTOR
                   AND CAPACITOR..............................       1,093,183        6,045,600
                                                                 -------------    -------------
                                                                    83,505,297      151,069,106
                                                                 -------------    -------------
                 TOTAL COMMON STOCKS..........................   $ 201,093,727    $ 332,130,546
                                                                 -------------    -------------
                                                                 -------------    -------------

PREFERRED STOCKS-1.86%

--------------------------------------------------------------------------------
                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 BRAZIL - 0.62%
       24,000    Telecomunicacoes Brasileiras S.A. ADR
                   Preferred (a) -- TELECOMMUNICATIONS........   $   1,513,298    $   2,164,500
                                                                 -------------    -------------
                 GERMANY - 1.24%
       10,900    SAP AG Systeme
                   Preferred -- COMPUTER-SOFTWARE.............         617,665        4,333,471
                                                                 -------------    -------------
                 TOTAL PREFERRED STOCKS.......................       2,130,963        6,497,971
                                                                 -------------    -------------
                                                                 -------------    -------------
                 TOTAL LONG-TERM INVESTMENTS..................   $ 203,224,690    $ 338,628,517
                                                                 -------------    -------------
                                                                 -------------    -------------

SHORT-TERM INVESTMENTS-3.10%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS - 2.27%
   $7,950,973    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 4.80%........   $   7,950,973
                                                                 -------------
                 DIVERSIFIED FINANCE - 0.83%
    2,895,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 4.71%......................       2,895,000
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................      10,845,973
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $214,070,663) (B)..........................   $ 349,474,490
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1999, the cost of securities for federal income tax purposes was $214,111,353 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $139,667,509
Unrealized depreciation.....................................    (4,304,372)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $135,363,137
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired       Shares/Par   Security                        Cost Basis
--------------------  -----------  ------------------------------  ---------------
                                   Fuujitsu Support and Service,
1998                       7,000   Inc.                            $       219,895
                                   KCI Konecranes International
1996 and 1998             99,100   plc                                   2,400,981
                                   MOL Magyar Olaj-es Gazipari
1995                     155,000   Rt.GDR                                1,255,500
1999                     335,000   TeleWest Communications plc           1,010,964

    The aggregate value of these securities at June 30, 1999, was $9,694,296, which represents 2.77% of total net assets.

FORTIS SERIES FUND, INC.
LARGE CAP GROWTH SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-94.70%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              AEROSPACE AND EQUIPMENT - 1.47%
     10,300   United Technologies Corp.....................   $    590,644    $    738,381
                                                              ------------    ------------
              AIRLINES - 0.77%
      8,100   Continental Airlines Class B.................        308,989         304,762
      1,300   UAL Corp. (a)................................         84,971          84,500
                                                              ------------    ------------
                                                                   393,960         389,262
                                                              ------------    ------------
              AUTOMOBILE MANUFACTURERS - 0.92%
      7,000   General Motors Corp..........................        519,617         462,000
                                                              ------------    ------------
              BANKS - 3.66%
     14,097   Bank of America Corp.........................        946,385       1,033,486
     11,700   Bank One Corp................................        692,869         696,881
      1,700   Fifth Third Bancorp..........................        109,144         113,156
                                                              ------------    ------------
                                                                 1,748,398       1,843,523
                                                              ------------    ------------
              BROADCASTING - 2.41%
     33,000   AT&T Corp. - Liberty Media Group (a).........        720,668       1,212,750
                                                              ------------    ------------
              BROKERAGE AND INVESTMENT - 1.87%
      4,300   Goldman Sachs Group, Inc.....................        258,634         310,675
      7,900   Merrill Lynch & Co., Inc.....................        595,646         631,506
                                                              ------------    ------------
                                                                   854,280         942,181
                                                              ------------    ------------
              BUSINESS SERVICES - 5.47%
      7,300   IMS Health, Inc..............................        218,258         228,125
     26,633   Tyco International Ltd.......................      1,800,433       2,523,477
                                                              ------------    ------------
                                                                 2,018,691       2,751,602
                                                              ------------    ------------
              CABLE TELEVISION - 2.73%
     18,500   MediaOne Group, Inc. (a).....................      1,396,850       1,375,937
                                                              ------------    ------------
              COMPUTER-COMMUNICATION
              EQUIPMENT - 6.82%
     22,400   Cisco Systems, Inc. (a)......................        712,199       1,444,800
     53,800   Dell Computer Corp. (a)......................      1,814,580       1,990,600
                                                              ------------    ------------
                                                                 2,526,779       3,435,400
                                                              ------------    ------------
              COMPUTER-SOFTWARE - 2.89%
      2,800   America Online, Inc. (a).....................        280,280         309,400
     12,700   Microsoft Corp. (a)..........................        893,224       1,145,381
                                                              ------------    ------------
                                                                 1,173,504       1,454,781
                                                              ------------    ------------
              CONSUMER GOODS - 0.08%
        400   Colgate-Palmolive Co.........................         30,758          39,500
                                                              ------------    ------------
              DRUGS - 9.88%
     14,700   Bristol-Myers Squibb Co......................        849,941       1,035,431
     12,100   Pfizer, Inc. (with rights)...................      1,367,722       1,327,975
     31,900   Schering-Plough Corp.........................      1,562,816       1,690,700
     13,300   Warner-Lambert Co............................        931,399         922,687
                                                              ------------    ------------
                                                                 4,711,878       4,976,793
                                                              ------------    ------------
              ELECTRICAL EQUIPMENT - 0.29%
      1,300   General Electric Co..........................         93,292         146,900
                                                              ------------    ------------
              ELECTRONIC COMPONENTS - 0.46%
      3,500   Solectron Corp. (a)..........................        220,992         233,406
                                                              ------------    ------------
              ELECTRONIC-SEMICONDUCTOR AND CAPACITOR -
              3.35%
     28,300   Intel Corp...................................      1,583,055       1,683,850
                                                              ------------    ------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              FINANCIAL SERVICES - 14.85%
     34,662   Associates First Capital Corp. Class A.......   $  1,423,995    $  1,535,960
      3,700   C.I.T. Group, Inc............................        122,850         106,837
     18,100   Citigroup, Inc...............................        766,419         859,750
      5,800   Fannie Mae...................................        402,003         396,575
     14,600   Freddie Mac..................................        824,977         846,800
      5,903   Household International, Inc.................        248,244         279,655
     45,300   MBNA Corp....................................      1,094,860       1,387,313
     16,900   Morgan Stanley Dean Witter & Co..............      1,532,192       1,732,250
     25,500   Newcourt Credit Group, Inc...................        535,698         329,906
                                                              ------------    ------------
                                                                 6,951,238       7,475,046
                                                              ------------    ------------
              FOOD - 0.72%
      7,300   Safeway, Inc. (a)............................        368,436         361,350
                                                              ------------    ------------
              HEALTH CARE SERVICES - 1.87%
      5,200   Cardinal Health, Inc.........................        326,602         333,450
     18,900   McKesson HBOC, Inc...........................      1,249,965         607,163
                                                              ------------    ------------
                                                                 1,576,567         940,613
                                                              ------------    ------------
              INSURANCE - 1.02%
      4,400   American International Group, Inc............        457,435         515,075
                                                              ------------    ------------
              MEDIA - 2.79%
      8,400   Clear Channel Communications, Inc. (a).......        593,250         579,075
      5,700   Gannett Co., Inc.............................        368,015         406,838
      5,700   Time Warner, Inc.............................        403,962         418,950
                                                              ------------    ------------
                                                                 1,365,227       1,404,863
                                                              ------------    ------------
              OFFICE EQUIPMENT AND SUPPLIES - 3.42%
     16,000   EMC Corp. (a)................................        579,935         880,000
      6,500   International Business Machines Corp.........        697,965         840,125
                                                              ------------    ------------
                                                                 1,277,900       1,720,125
                                                              ------------    ------------
              RESTAURANTS AND FRANCHISING - 0.04%
        500   Starbucks Corp. (a)..........................         18,281          18,781
                                                              ------------    ------------
              RETAIL-CLOTHING - 2.25%
     22,500   Gap, Inc.....................................        945,316       1,133,438
                                                              ------------    ------------
              RETAIL-DEPARTMENT STORES - 0.58%
      3,800   Kohl's Corp. (a).............................        181,805         293,313
                                                              ------------    ------------
              RETAIL-DISCOUNT STORES - 2.93%
     10,000   Costco Companies, Inc. (a)...................        800,037         800,625
     14,000   Wal-Mart Stores, Inc.........................        465,875         675,500
                                                              ------------    ------------
                                                                 1,265,912       1,476,125
                                                              ------------    ------------
              RETAIL-GROCERY - 1.63%
     29,400   Kroger Co. (a)...............................        813,774         821,363
                                                              ------------    ------------
              RETAIL-MISCELLANEOUS - 0.66%
      4,900   Best Buy Co., Inc. (a).......................        239,867         330,750
                                                              ------------    ------------
              RETAIL-SPECIALTY - 6.01%
     26,400   Home Depot, Inc..............................      1,264,056       1,701,150
     23,400   Lowe's Companies, Inc........................      1,196,215       1,326,488
                                                              ------------    ------------
                                                                 2,460,271       3,027,638
                                                              ------------    ------------
              TELECOMMUNICATION EQUIPMENT - 5.07%
     27,900   Nokia Oyj Corp. ADR Class A..................      1,687,140       2,554,594
                                                              ------------    ------------
              TELECOMMUNICATIONS - 2.55%
     19,065   Lucent Technologies, Inc.....................        983,303       1,285,696
                                                              ------------    ------------

--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              TELEPHONE SERVICES - 4.56%
     17,400   MCI WorldCom, Inc. (a).......................   $  1,332,363    $  1,500,750
      3,700   Vodafone AirTouch plc ADR....................        649,714         796,657
                                                              ------------    ------------
                                                                 1,982,077       2,297,407
                                                              ------------    ------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              WASTE DISPOSAL - 0.68%
      6,400   Waste Management, Inc........................   $    295,593    $    344,000
                                                              ------------    ------------
              TOTAL COMMON STOCKS..........................   $ 41,453,508    $ 47,686,443
                                                              ------------    ------------
                                                              ------------    ------------

SHORT-TERM INVESTMENTS-5.62%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS - 3.33%
   $1,678,483    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 4.91%........   $ 1,678,483
                                                                 ------------
                 INVESTMENT COMPANY - 2.29%
    1,150,000    First American Prime Obligation Fund, Current
                   rate -- 4.66%..............................     1,150,000
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................     2,828,483
                                                                 ------------
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $44,281,991) (B)...........................   $50,514,926
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1999, the cost of securities for federal income tax purposes was $44,326,658 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 7,632,480
Unrealized depreciation.....................................   (1,444,212)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 6,188,268
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.31% of total net assets as of June 30, 1999.

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-97.04%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              ADVERTISING-PUBLIC RELATIONS - 4.66%
    186,800   Cox Radio, Inc. (a)..........................   $   8,047,570    $  10,133,900
    315,000   Outdoor Systems, Inc. (a)....................       7,140,477       11,497,500
    292,500   Young & Rubicam, Inc.........................       8,395,736       13,290,469
                                                              -------------    -------------
                                                                 23,583,783       34,921,869
                                                              -------------    -------------
              AIR FREIGHT - 0.77%
    180,000   Atlas Air, Inc. (a)..........................       5,706,694        5,805,000
                                                              -------------    -------------
              AUTOMOBILE AND MOTOR VEHICLE
              PARTS - 1.04%
    112,500   Johnson Controls, Inc........................       8,091,301        7,797,656
                                                              -------------    -------------
              BANKS - 1.37%
    162,000   Zions Bancorporation.........................       8,321,150       10,287,000
                                                              -------------    -------------
              BIOMEDICS, GENETICS RESEARCH AND DEVELOPMENT
              - 0.76%
     45,000   Immunex Corp. (a)............................       4,708,759        5,734,687
                                                              -------------    -------------
              BROADCASTING - 4.17%
    112,500   Chancellor Media Corp. (a)...................       5,234,695        6,201,562
    135,000   Hispanic Broadcasting Corp. (a)..............       7,690,676       10,243,125
    225,000   Univision Communications, Inc. (a)...........       6,965,524       14,850,000
                                                              -------------    -------------
                                                                 19,890,895       31,294,687
                                                              -------------    -------------
              BUSINESS SERVICES - 4.83%
    180,000   ACNielsen Corp. (a)..........................       4,989,828        5,445,000
     72,800   C.H. Robinson Worldwide, Inc.................       1,878,802        2,675,400
    135,000   Microchip Technology, Inc. (a)...............       6,523,314        6,395,625
    225,000   Nielsen Media Research, Inc..................       6,255,437        6,581,250
    168,700   Quintiles Transnational Corp. (a)............       7,540,936        7,085,400
    258,700   Viad Corp....................................       6,693,665        8,003,531
                                                              -------------    -------------
                                                                 33,881,982       36,186,206
                                                              -------------    -------------
              CHEMICALS-SPECIALTY - 0.89%
    119,600   Minerals Technologies, Inc...................       6,522,087        6,675,175
                                                              -------------    -------------
              COMPUTER-COMMUNICATION EQUIPMENT - 1.17%
    270,000   Cabletron Systems, Inc. (a)..................       4,067,351        3,510,000
    135,000   Unisys Corp. (a).............................       4,740,027        5,256,562
                                                              -------------    -------------
                                                                  8,807,378        8,766,562
                                                              -------------    -------------
              COMPUTER-SOFTWARE - 14.20%
    180,000   Adaptec, Inc. (a)............................       5,504,130        6,356,250
    112,600   Adobe Systems, Inc...........................       7,697,357        9,250,794
    180,000   Affiliated Computer Services, Inc. (a).......       6,631,261        9,112,500
    247,500   BEA Systems, Inc. (a)........................       5,282,856        7,069,219
    105,700   Check Point Software Technologies Ltd. (a)...       5,673,465        5,668,162
    135,000   Citrix Systems, Inc. (a).....................       7,344,330        7,627,500
     45,000   Clarify, Inc. (a)............................       1,856,796        1,856,250
    180,000   Comverse Technology, Inc. (a)................       8,336,446       13,590,000
    270,000   ISS Group, Inc. (a)..........................       8,043,750       10,192,500
     48,400   Macromedia, Inc. (a).........................       1,728,568        1,706,100
    135,000   Mercury Interactive Corp. (a)................       4,815,118        4,775,625
    315,000   National Instruments Corp. (a)...............       9,524,081       12,718,125
    180,000   Peregrine Systems, Inc. (a)..................       4,754,799        4,623,750
    180,000   Siebel Systems, Inc. (a).....................       8,926,691       11,947,500
                                                              -------------    -------------
                                                                 86,119,648      106,494,275
                                                              -------------    -------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              CONSUMER GOODS - 0.14%
     60,800   Boyds Collection Ltd. (a)....................   $   1,094,400    $   1,052,600
                                                              -------------    -------------
              CONTAINERS AND PACKAGING - 0.96%
    110,700   Sealed Air Corp. (a).........................       6,673,070        7,181,662
                                                              -------------    -------------
              DRUGS - 2.26%
    180,000   MedImmune, Inc. (a)..........................       7,810,312       12,195,000
     86,100   QLT PhotoTherapeutics, Inc. (a)..............       4,167,968        4,735,500
                                                              -------------    -------------
                                                                 11,978,280       16,930,500
                                                              -------------    -------------
              ELECTRICAL-COMPONENTS AND
              PARTS - 1.04%
    180,000   Celestica, Inc. (a)..........................       7,433,908        7,796,250
                                                              -------------    -------------
              ELECTRONIC COMPONENTS - 2.04%
     94,500   Applied Micro Circuits Corp. (a).............       6,434,247        7,772,625
    270,000   Gentex Corp. (a).............................       5,604,118        7,560,000
                                                              -------------    -------------
                                                                 12,038,365       15,332,625
                                                              -------------    -------------
              ELECTRONIC-COMMUNICATION
              SECURITY - 0.34%
     29,200   VeriSign, Inc. (a)...........................       1,506,169        2,518,500
                                                              -------------    -------------
              ELECTRONIC-CONTROLS AND
              EQUIPMENT - 0.91%
    337,500   American Power Conversion Corp. (a)                 6,793,079        6,792,187
                                                              -------------    -------------
              ELECTRONIC-SEMICONDUCTOR AND CAPACITOR -
              5.41%
     67,500   Altera Corp. (a).............................       2,172,867        2,484,844
    180,000   Cypress Semiconductor Corp. (a)..............       2,917,268        2,970,000
    225,000   LSI Logic Corp. (a)..........................       8,351,533       10,378,125
    125,900   SDL, Inc. (a)................................       5,451,191        6,428,769
    382,500   Vishay Intertechnology, Inc. (a).............       6,457,595        8,032,500
    180,000   Xilinx, Inc. (a).............................       6,351,748       10,305,000
                                                              -------------    -------------
                                                                 31,702,202       40,599,238
                                                              -------------    -------------
              FINANCIAL SERVICES - 5.42%
    225,000   Ambac Financial Group, Inc...................      14,140,194       12,853,125
    227,400   Capital One Financial Corp...................       2,188,343       12,663,337
    180,000   Concord EFS, Inc. (a)........................       6,364,020        7,616,250
     90,000   Donaldson, Lufkin & Jenrette, Inc. -
                DLJdirect (a)..............................       2,919,454        2,655,000
      1,700   Franklin Resources, Inc......................          25,769           69,062
     15,900   National Commerce Bancorporation.............         379,411          347,813
    177,700   TD Waterhouse Group, Inc. (a)................       4,253,274        4,453,606
                                                              -------------    -------------
                                                                 30,270,465       40,658,193
                                                              -------------    -------------
              FOOD - 2.11%
     49,600   Keebler Foods Co. (a)........................       1,601,211        1,506,600
    176,600   Suiza Foods Corp. (a)........................       7,617,533        7,395,125
    162,000   U.S. Foodservice (a).........................       7,672,254        6,905,250
                                                              -------------    -------------
                                                                 16,890,998       15,806,975
                                                              -------------    -------------
              FREIGHT CARRIERS - 0.98%
    270,000   Expeditors International of Washington,
                Inc........................................       8,456,901        7,357,500
                                                              -------------    -------------
              FURNITURE - 1.34%
    360,000   Furniture Brands International, Inc. (a)            8,696,567       10,035,000
                                                              -------------    -------------

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              HEALTH CARE SERVICES - 1.91%
    239,600   MedQuist, Inc. (a)...........................   $   8,331,822    $  10,482,500
     45,000   Wellpoint Health Networks, Inc. (a)..........       3,770,052        3,819,375
                                                              -------------    -------------
                                                                 12,101,874       14,301,875
                                                              -------------    -------------
              HOTEL AND GAMING - 0.98%
    135,000   Harrah's Entertainment, Inc. (a).............       3,202,419        2,970,000
    450,000   Park Place Entertainment Corp. (a)...........       5,198,771        4,359,375
                                                              -------------    -------------
                                                                  8,401,190        7,329,375
                                                              -------------    -------------
              INSURANCE - 2.00%
    270,000   Ace Ltd......................................       8,468,646        7,627,500
    134,500   UNUM Corp....................................       7,423,668        7,363,875
                                                              -------------    -------------
                                                                 15,892,314       14,991,375
                                                              -------------    -------------
              LEISURE TIME-AMUSEMENTS - 1.32%
    226,200   Royal Caribbean Cruises Ltd..................       7,961,578        9,896,250
                                                              -------------    -------------
              MACHINERY - 0.78%
    135,000   Teleflex, Inc................................       6,072,794        5,864,063
                                                              -------------    -------------
              MEDICAL SUPPLIES - 5.11%
    315,000   Mallinckrodt Group, Inc......................       9,332,321       11,458,125
    136,900   MiniMed, Inc. (a)............................       7,024,641       10,532,744
    180,000   St. Jude Medical, Inc........................       6,359,028        6,412,500
    360,000   Sybron International Corp. (a)...............       8,608,045        9,922,500
                                                              -------------    -------------
                                                                 31,324,035       38,325,869
                                                              -------------    -------------
              METALS-FABRICATING - 2.17%
    305,800   Waters Corp. (a).............................       9,180,119       16,245,625
                                                              -------------    -------------
              OIL AND GAS FIELD SERVICES - 0.52%
    259,900   Petroleum Geo-Services ADR (a)...............       3,813,870        3,866,013
                                                              -------------    -------------
              OIL-CRUDE PETROLEUM AND GAS - 1.40%
    180,000   Apache Corp..................................       6,831,700        7,020,000
     90,000   Barrett Resources Corp. (a)..................       3,223,205        3,453,750
                                                              -------------    -------------
                                                                 10,054,905       10,473,750
                                                              -------------    -------------
              OIL-OFFSHORE DRILLING - 0.66%
    190,100   Transocean Offshore, Inc.....................       6,113,897        4,990,125
                                                              -------------    -------------
              PAPER - 3.21%
    225,000   Georgia-Pacific Group........................       8,394,113       10,659,375
     90,000   Temple-Inland, Inc...........................       6,277,140        6,142,500
    157,500   Williamette Industries, Inc..................       6,509,974        7,254,844
                                                              -------------    -------------
                                                                 21,181,227       24,056,719
                                                              -------------    -------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              PRINTING - 3.62%
    180,000   Electronics for Imaging, Inc. (a)............   $   7,551,333    $   9,247,500
    121,500   Lexmark International Group Class A (a)......       7,500,782        8,026,594
    270,000   Valassis Communications, Inc. (a)............       9,197,091        9,888,750
                                                              -------------    -------------
                                                                 24,249,206       27,162,844
                                                              -------------    -------------
              PUBLISHING - 0.66%
     90,000   Knight Ridder, Inc...........................       4,526,831        4,944,375
                                                              -------------    -------------
              RESTAURANTS AND FRANCHISING - 1.07%
    213,400   Starbucks Corp. (a)..........................       3,218,888        8,015,838
                                                              -------------    -------------
              RETAIL-DEPARTMENT STORES - 0.84%
     81,300   Kohl's Corp. (a).............................       3,673,310        6,275,344
                                                              -------------    -------------
              RETAIL-MISCELLANEOUS - 2.23%
    135,000   Best Buy Co., Inc. (a).......................       3,502,258        9,112,500
     80,600   Consolidated Stores Corp. (a)................       2,910,589        2,176,200
    225,000   Family Dollar Stores, Inc....................       5,015,712        5,400,000
                                                              -------------    -------------
                                                                 11,428,559       16,688,700
                                                              -------------    -------------
              RETAIL-SPECIALTY - 4.08%
    180,000   Bed Bath & Beyond, Inc. (a)..................       6,686,351        6,930,000
    231,600   Home Depot, Inc..............................       4,015,606       14,923,725
    281,530   Staples, Inc. (a)............................       2,874,749        8,709,834
                                                              -------------    -------------
                                                                 13,576,706       30,563,559
                                                              -------------    -------------
              TELECOMMUNICATION
              EQUIPMENT - 3.75%
     59,300   ANTEC Corp. (a)..............................       1,553,323        1,901,306
    225,000   CIENA Corp. (a)..............................       6,440,841        6,792,188
    180,000   CommScope, Inc. (a)..........................       4,739,157        5,535,000
    149,600   E-Tek Dynamics, Inc. (a).....................       6,377,434        7,115,350
    135,000   Nextel Communications, Inc. (a)..............       5,380,875        6,775,313
                                                              -------------    -------------
                                                                 24,491,630       28,119,157
                                                              -------------    -------------
              TELECOMMUNICATIONS - 0.68%
    224,700   Amdocs Ltd. (a)..............................       5,112,760        5,111,925
                                                              -------------    -------------
              TELEPHONE SERVICES - 0.75%
     65,000   MCI WorldCom, Inc. (a).......................       1,045,024        5,606,250
                                                              -------------    -------------
              UTILITIES-ELECTRIC - 1.15%
    122,600   Montana Power Co.............................       8,773,966        8,643,300
                                                              -------------    -------------
              WASTE DISPOSAL - 1.34%
    405,000   Republic Services, Inc. (a)..................       9,564,596       10,023,750
                                                              -------------    -------------
              TOTAL COMMON STOCKS..........................   $ 590,927,360    $ 727,520,428
                                                              -------------    -------------
                                                              -------------    -------------

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

SHORT-TERM INVESTMENTS - 3.11%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS - 0.51%
   $ 3,825,224    U.S. Bank N.A. Money Market Variable Rate
                    Time Deposit, Current rate -- 4.91%........   $   3,825,224
                                                                  -------------
                  DIVERSIFIED FINANCE - 1.93%
    14,505,000    Associates Corp. Master Variable Rate Note,
                    Current rate -- 5.01%......................      14,505,000
                                                                  -------------
                  U.S. GOVERNMENT AGENCY - 0.67%
     5,000,000    Federal Home Loan Mortgage Corp., 4.95%
                    7-15-1999..................................       4,989,875
                                                                  -------------
                  TOTAL SHORT-TERM INVESTMENTS.................      23,320,099
                                                                  -------------
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $614,247,459) (B)..........................   $ 750,840,527
                                                                  -------------
                                                                  -------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1999, the cost of securities for federal income tax purposes was $614,770,585 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $148,218,895
Unrealized depreciation.....................................   (12,148,953)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $136,069,942
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.94% of total net assets as of June 30, 1999.

FORTIS SERIES FUND, INC.
AGGRESSIVE GROWTH SERIES
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-99.37%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              ADVERTISING-PUBLIC RELATIONS - 0.42%
     40,000   Getty Images, Inc. (a).......................   $     939,688    $     755,000
                                                              -------------    -------------
              AIR FREIGHT - 1.08%
     45,000   Eagle USA Airfreight, Inc. (a)...............       1,596,407        1,909,687
                                                              -------------    -------------
              APPAREL - 1.46%
     35,000   Bebe Stores, Inc.............................       1,207,657        1,190,000
     50,200   Kenneth Cole Productions, Inc. Class B (a)...       1,334,702        1,399,325
                                                              -------------    -------------
                                                                  2,542,359        2,589,325
                                                              -------------    -------------
              BEVERAGE - 0.99%
     42,000   Beringer Wine Estates Holdings, Inc. Class B
                (a)........................................       1,596,549        1,754,812
                                                              -------------    -------------
              BROADCASTING - 1.83%
     40,000   Citadel Communications Corp. (a).............       1,172,688        1,447,500
     38,750   Radio One, Inc. (a)..........................       1,177,845        1,801,875
                                                              -------------    -------------
                                                                  2,350,533        3,249,375
                                                              -------------    -------------
              BROKERAGE AND INVESTMENT - 1.62%
     48,000   Eaton Vance Corp.............................       1,240,243        1,653,000
     33,000   Hambrecht & Quist Group (a)..................       1,271,695        1,225,125
                                                              -------------    -------------
                                                                  2,511,938        2,878,125
                                                              -------------    -------------
              BUILDING MATERIALS - 0.58%
     90,000   Dal-Tile International, Inc. (a).............       1,049,400        1,023,750
                                                              -------------    -------------
              BUSINESS SERVICES - 7.78%
     22,700   ANADIGICS, Inc. (a)..........................         664,550          839,900
      5,000   Ariba, Inc. (a)..............................         115,000          486,250
     10,000   CareInsite, Inc. (a).........................         253,437          472,500
     53,500   ChiRex, Inc. (a).............................       1,236,031        1,718,687
     20,000   CyberSource Corp. (a)........................         220,000          295,000
     65,000   MessageMedia, Inc. (a).......................       1,100,781        1,235,000
     20,000   Micrel, Inc. (a).............................       1,378,750        1,480,000
     60,000   Nielsen Media Research, Inc..................       1,277,259        1,755,000
     50,000   NorthEast Optic Network, Inc. (a)............         940,625          753,125
     40,000   Quanta Services, Inc. (a)....................         930,000        1,760,000
     10,000   Safeguard Scientifics, Inc. (a)..............         520,002          620,000
     37,500   Showcase Corp. (a)...........................         337,500          323,437
     37,500   Student Advantage, Inc. (a)..................         300,000          356,250
     78,125   Tetra Tech, Inc. (a).........................       1,500,000        1,289,062
      6,000   Verio, Inc. (a)..............................         284,558          417,000
                                                              -------------    -------------
                                                                 11,058,493       13,801,211
                                                              -------------    -------------
              COMPUTER-HARDWARE - 1.92%
     35,000   Advanced Digital Information Corp. (a)              1,360,936        1,417,500
     20,000   Mercury Computer Systems, Inc................         570,938          645,000
     30,000   MMC Networks, Inc. (a).......................         918,438        1,342,500
                                                              -------------    -------------
                                                                  2,850,312        3,405,000
                                                              -------------    -------------
              COMPUTER-SOFTWARE - 19.99%
     76,500   Apex PC Solutions, Inc. (a)..................       1,006,639        1,568,250
     80,000   Ardent Software, Inc. (a)....................       1,577,372        1,700,000
     60,000   Aspect Development, Inc. (a).................       1,000,938        1,110,000
     40,000   AVT Corp. (a)................................       1,148,749        1,515,000
     91,000   Business Objects S.A. ADR (a)................       2,078,841        3,321,500
     35,000   Citrix Systems, Inc. (a).....................       1,072,021        1,977,500
     35,000   Clarify, Inc. (a)............................         933,595        1,443,750

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      7,000   CMGI, Inc. (a)...............................   $     701,000    $     798,437
     62,500   Cognizant Technology Solutions Corp. (a).....       2,129,203        1,628,906
     27,500   Emulex Corp. (a).............................       1,872,812        3,057,656
     57,000   Fundtech Ltd. (a)............................       1,655,720        1,478,437
     47,500   Information Resource Engineering, Inc. (a)...       1,403,533        1,430,937
     18,000   InfoSpace.com, Inc. (a)......................         869,251          846,000
     66,000   ISS Group, Inc. (a)..........................       1,558,891        2,491,500
     48,000   Mercury Interactive Corp. (a)................         869,702        1,698,000
     30,000   Micromuse, Inc. (a)..........................       1,203,750        1,496,250
     27,000   Pixar, Inc. (a)..............................       1,299,875        1,164,375
     42,500   SanDisk Corp. (a)............................       1,273,921        1,912,500
    110,000   SOFTWORKS, Inc. (a)..........................       1,155,000        1,210,000
     63,000   TSI International Software Ltd. (a)..........       1,022,469        1,787,625
     39,500   WebTrends Corp. (a)..........................       1,660,906        1,821,937
                                                              -------------    -------------
                                                                 27,494,188       35,458,560
                                                              -------------    -------------
              CONSTRUCTION - 2.07%
     35,000   Astec Industries, Inc. (a)...................       1,271,972        1,426,250
     40,000   Dycom Industries, Inc. (a)...................       1,940,000        2,240,000
                                                              -------------    -------------
                                                                  3,211,972        3,666,250
                                                              -------------    -------------
              DRUGS - 5.25%
     37,500   Accredo Health, Inc. (a).....................         600,000        1,228,125
     46,000   Advance Paradigm, Inc. (a)...................       2,588,147        2,806,000
     35,000   Alkermes, Inc. (a)...........................       1,087,702          809,375
     73,000   Anesta Corp. (a).............................       1,595,258        1,491,937
    205,000   Cubist Pharmaceuticals, Inc. (a).............         935,546          807,187
     55,000   Jones Pharma, Inc............................       2,152,969        2,165,625
                                                              -------------    -------------
                                                                  8,959,622        9,308,249
                                                              -------------    -------------
              EDUCATIONAL SERVICES - 1.41%
     22,500   Career Education Corp. (a)...................         345,000          760,781
     37,500   Corinthian Colleges, Inc. (a)................         659,687          707,812
     39,800   ITT Educational Services, Inc. (a)...........       1,173,447        1,037,287
                                                              -------------    -------------
                                                                  2,178,134        2,505,880
                                                              -------------    -------------
              ELECTRIC-PRODUCTS - 0.55%
    100,000   Identix, Inc. (a)............................       1,029,405          981,250
                                                              -------------    -------------
              ELECTRICAL EQUIPMENT - 1.31%
     40,000   Proxim, Inc. (a).............................       1,593,749        2,320,000
                                                              -------------    -------------
              ELECTRONIC COMPONENTS - 9.46%
     35,150   Alpha Industries, Inc. (a)...................         778,519        1,674,019
     30,000   Applied Micro Circuits Corp. (a).............       1,290,313        2,467,500
     20,000   ATMI, Inc. (a)...............................         560,468          595,000
     50,000   DSP Communications, Inc. (a).................       1,300,657        1,443,750
     22,500   Flextronics International Ltd. (a)...........       1,073,562        1,248,750
     29,500   Genesis Microchip, Inc. (a)..................         878,021          696,937
     20,000   GlobeSpan, Inc. (a)..........................         492,625          795,000
     75,000   MKS Instruments, Inc. (a)....................       1,050,000        1,396,875
     23,000   Oak Industries, Inc. (a).....................       1,155,771        1,004,813
     37,500   Optical Coating Laboratory, Inc..............       2,144,375        3,135,938
     15,000   PMC-Sierra, Inc. (a).........................         802,624          884,063
      3,000   QLogic Corp. (a).............................         154,786          396,000
     20,000   Semtech Corp. (a)............................         839,688        1,042,500
                                                              -------------    -------------
                                                                 12,521,409       16,781,145
                                                              -------------    -------------

FORTIS SERIES FUND, INC.
AGGRESSIVE GROWTH SERIES (CONTINUED)
Schedule of Investments
June 30, 1999 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              ELECTRONIC-COMMUNICATION
              SECURITY - 0.68%
     14,000   VeriSign, Inc. (a)...........................   $     938,016    $   1,207,500
                                                              -------------    -------------
              ELECTRONIC-CONTROLS AND
              EQUIPMENT - 1.04%
     32,000   Harmonic, Inc. (a)...........................       1,028,863        1,838,000
                                                              -------------    -------------
              ELECTRONIC-SEMICONDUCTOR AND CAPACITOR -
              3.96%
     50,000   Galileo Technology Ltd. (a)..................       1,977,655        2,265,625
     23,500   hi/fn, Inc. (a)..............................         933,703        1,788,938
     10,000   SDL, Inc. (a)................................         549,453          510,625
     10,000   TranSwitch Corp. (a).........................         314,375          473,750
     35,000   TriQuint Semiconductor, Inc. (a).............       1,306,251        1,988,438
                                                              -------------    -------------
                                                                  5,081,437        7,027,376
                                                              -------------    -------------
              FINANCIAL SERVICES - 1.67%
     42,000   Financial Federal Corp. (a)..................         870,801          924,000
     50,000   Metris Companies, Inc........................         706,909        2,037,500
                                                              -------------    -------------
                                                                  1,577,710        2,961,500
                                                              -------------    -------------
              HEALTH CARE SERVICES - 3.48%
     60,000   Hooper Holmes, Inc...........................       1,271,100        1,222,500
     67,000   Renal Care Group, Inc. (a)...................       1,982,314        1,733,625
     67,000   TLC The Laser Center, Inc. (a)...............       1,784,579        3,216,000
                                                              -------------    -------------
                                                                  5,037,993        6,172,125
                                                              -------------    -------------
              HOTEL AND GAMING - 1.28%
     60,000   Station Casinos, Inc. (a)....................       1,047,690        1,222,500
     45,000   U.S. Franchise Systems, Inc. Class A (a).....         864,689        1,043,438
                                                              -------------    -------------
                                                                  1,912,379        2,265,938
                                                              -------------    -------------
              INSURANCE - 0.96%
     25,000   E.W. Blanch Holdings, Inc....................       1,522,017        1,704,688
                                                              -------------    -------------
              LEISURE TIME-AMUSEMENTS - 0.62%
     28,000   Speedway Motorsports, Inc. (a)...............       1,208,233        1,100,750
                                                              -------------    -------------
              MACHINERY - 1.03%
     45,000   Advanced Energy Industries, Inc. (a).........       1,005,631        1,825,313
                                                              -------------    -------------
              MEDICAL SUPPLIES - 2.03%
     31,000   MiniMed, Inc. (a)............................       2,162,612        2,385,063
     25,000   Xomed Surgical Products, Inc. (a)............       1,094,063        1,217,188
                                                              -------------    -------------
                                                                  3,256,675        3,602,251
                                                              -------------    -------------
              MOTION PICTURES - 1.01%
     24,000   Macrovision Corp. (a)........................         742,312        1,797,000
                                                              -------------    -------------
              PAPER - 0.56%
     55,000   Wausau-Mosinee Paper Corp....................         945,528          990,000
                                                              -------------    -------------
              REAL ESTATE-INVESTMENT TRUST - 0.86%
     95,000   IndyMac Mortgage Holdings, Inc...............       1,482,523        1,520,000
                                                              -------------    -------------
              RETAIL-CLOTHING - 2.39%
     25,000   AnnTaylor Stores Corp. (a)...................       1,309,975        1,125,000
     43,000   Children's Place Retail Stores, Inc. (a).....       1,290,942        1,741,500
     56,100   Pacific Sunwear of California, Inc. (a)......         930,514        1,367,438
                                                              -------------    -------------
                                                                  3,531,431        4,233,938
                                                              -------------    -------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              RETAIL-DISCOUNT STORES - 0.87%
     34,000   Ames Department Stores, Inc. (a).............   $   1,176,132    $   1,551,250
                                                              -------------    -------------
              RETAIL-HOUSEHOLD FURNITURE - 0.90%
     35,000   Cost Plus, Inc. (a)..........................       1,252,095        1,592,500
                                                              -------------    -------------
              RETAIL-MISCELLANEOUS - 3.83%
     30,000   99 Cents Only Stores (a).....................       1,290,960        1,498,125
     53,900   Action Performance Companies, Inc. (a).......       1,443,312        1,778,700
     73,950   Insight Enterprises, Inc. (a)................       1,619,738        1,830,263
     30,000   Zale Corp. (a)...............................       1,149,015        1,200,000
     50,000   Zany Brainy, Inc. (a)........................         500,000          484,375
                                                              -------------    -------------
                                                                  6,003,025        6,791,463
                                                              -------------    -------------
              RETAIL-SPECIALTY - 0.57%
     23,000   Linens 'n Things, Inc. (a)...................       1,099,614        1,006,250
                                                              -------------    -------------
              RETAIL-VARIETY AND VARIETY MAIL
              ORDER - 1.46%
     13,100   eToys, Inc. (a)..............................         701,775          533,825
     94,500   J. Jill Group, Inc. (a)......................       1,006,793        1,382,063
     75,000   Shop At Home, Inc. (a).......................         743,205          667,969
                                                              -------------    -------------
                                                                  2,451,773        2,583,857
                                                              -------------    -------------
              TELECOMMUNICATION
              EQUIPMENT - 6.19%
     50,000   CommScope, Inc. (a)..........................         788,075        1,537,500
     60,000   Metro One Telecommunications, Inc. (a).......         929,753          825,000
     95,000   Microwave Power Devices, Inc. (a)............         848,513        1,460,625
     80,000   Periphonics Corp.............................       1,319,999        1,310,000
     30,000   Polycom, Inc.................................       1,189,530        1,170,000
     44,000   RF Micro Devices, Inc. (a)...................       1,486,875        3,283,500
     25,000   Terayon Communications Systems, Inc. (a).....       1,059,375        1,396,875
                                                              -------------    -------------
                                                                  7,622,120       10,983,500
                                                              -------------    -------------
              TELECOMMUNICATIONS - 1.90%
     18,500   Copper Mountain Networks, Inc. (a)...........       1,161,241        1,429,125
     50,000   Gilat Communications Ltd. (a)................         699,220          800,000
      7,700   Juniper Networks, Inc. (a)...................         261,800        1,147,300
                                                              -------------    -------------
                                                                  2,122,261        3,376,425
                                                              -------------    -------------
              TELEPHONE SERVICES - 1.46%
     70,000   Digital Microwave Corp. (a)..................       1,031,219          892,500
     35,000   WinStar Communications, Inc. (a).............       1,168,595        1,706,250
                                                              -------------    -------------
                                                                  2,199,814        2,598,750
                                                              -------------    -------------
              TOYS - 1.34%
     80,000   JAKKS Pacific, Inc. (a)......................       1,765,484        2,385,000
                                                              -------------    -------------
              TRANSPORTATION - 0.75%
     47,500   Forward Air Corp. (a)........................       1,021,252        1,335,938
                                                              -------------    -------------
              WASTE DISPOSAL - 0.81%
     47,000   Waste Connections, Inc. (a)..................         847,109        1,433,500
                                                              -------------    -------------
              TOTAL COMMON STOCKS..........................   $ 140,315,585    $ 176,272,431
                                                              -------------    -------------
                                                              -------------    -------------

SHORT-TERM INVESTMENTS - 3.46%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS - 1.45%
   $2,576,911    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 4.91%........   $   2,576,911
                                                                 -------------
                 DIVERSIFIED FINANCE - 2.01%
    3,561,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.01%......................       3,561,000
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................       6,137,911
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $146,453,496) (B)..........................   $ 182,410,342
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1999, the cost of securities for federal income tax purposes was $146,482,477 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $40,594,838
Unrealized depreciation..........................................   (4,666,973)
------------------------------------------------------------------------------
Net unrealized appreciation......................................  $35,927,865
------------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.81% of total net assets as of June 30, 1999.

FORTIS SERIES FUND, INC.

Statements of Assets and Liabilities (Unaudited)

June 30, 1999
--------------------------------------------------------------------------------

                                             MONEY        U.S. GOV'T.     DIVERSIFIED       GLOBAL          HIGH
                                             MARKET       SECURITIES        INCOME           BOND          YIELD
                                             SERIES         SERIES          SERIES          SERIES         SERIES
                                          ------------   -------------   -------------   ------------   ------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $88,087,472    $148,268,407    $106,361,723    $24,385,278    $69,660,498
  Foreign currency on deposit with
    custodian...........................           --              --              --        167,371             --
  Collateral for securities lending
    transactions (Note 1)...............           --              --              --             --             --
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts -- net
      (Note 1 and 3)....................           --              --              --         19,014             --
    Investment securities sold..........           --              --       1,479,375             --        450,000
    Interest and dividends..............       21,135       1,227,971       1,693,548        610,886      1,358,497
    Subscriptions of capital stock......       76,101              --           2,677         14,108             --
  Prepaid expenses......................        1,156           2,569           1,449          2,126            734
                                          ------------   -------------   -------------   ------------   ------------
TOTAL ASSETS............................   88,185,864     149,498,947     109,538,772     25,198,783     71,469,729
                                          ------------   -------------   -------------   ------------   ------------
LIABILITIES:
  Unrealized depreciation on forward
    foreign currency contracts -- net
    (Note 1 and 3)......................           --              --              --             --             --
  Payable upon return of securities
    loaned (Note 1).....................           --              --              --             --             --
  Payable for investment securities
    purchased...........................           --       1,437,891              --             --             --
  Redemptions of capital stock..........      997,791          56,472          26,522             28         74,370
  Payable for investment advisory and
    management fees (Note 2)............       21,304          56,562          42,455         15,548         29,366
  Accounts payable and accrued
    expenses............................        8,371          24,543          18,619         10,365         13,078
                                          ------------   -------------   -------------   ------------   ------------
TOTAL LIABILITIES.......................    1,027,466       1,575,468          87,596         25,941        116,814
                                          ------------   -------------   -------------   ------------   ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share -- authorized
    20,000,000,000 shares;**............   81,971,949     154,971,665     110,744,669     26,020,106     73,522,292
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....           --        (575,574)     (2,800,018)    (1,047,954)    (4,771,703)
  Undistributed net investment income
    (loss)..............................    5,251,922      12,162,393      10,947,051        206,587      9,554,327
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................      (65,473)    (18,635,005)     (9,440,526)        (5,897)    (6,952,001)
                                          ------------   -------------   -------------   ------------   ------------
TOTAL NET ASSETS........................  $87,158,398    $147,923,479    $109,451,176    $25,172,842    $71,352,915
                                          ------------   -------------   -------------   ------------   ------------
                                          ------------   -------------   -------------   ------------   ------------
NET ASSET VALUE PER SHARE...............       $11.32          $10.69          $11.70         $10.56          $9.87
                                          ------------   -------------   -------------   ------------   ------------
                                          ------------   -------------   -------------   ------------   ------------
*Cost...................................  $88,087,472    $148,843,981    $109,161,741    $25,434,622    $74,432,201
**Outstanding shares....................    7,700,310      13,833,730       9,357,970      2,384,855      7,226,025

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                          GLOBAL ASSET       ASSET                        GROWTH &          S & P
                                           ALLOCATION     ALLOCATION        VALUE          INCOME         500 INDEX
                                             SERIES         SERIES          SERIES         SERIES          SERIES
                                          ------------   -------------   ------------   -------------   -------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $68,321,726    $629,300,616    $96,888,594    $325,052,083    $351,599,725
  Foreign currency on deposit with
    custodian...........................       69,503              --             --              --              --
  Collateral for securities lending
    transactions (Note 1)...............           --              --     19,651,800      71,380,537      67,422,263
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts -- net
      (Note 1 and 3)....................      140,228              --             --              --              --
    Investment securities sold..........       23,266         419,782      3,502,082              --       1,898,659
    Interest and dividends..............      828,313       3,281,806         84,136         648,480         495,810
    Subscriptions of capital stock......       74,357              --         12,424          65,250         959,852
  Prepaid expenses......................        4,815           7,434          1,700           3,597           4,972
                                          ------------   -------------   ------------   -------------   -------------
TOTAL ASSETS............................   69,462,208     633,009,638    120,140,736     397,149,947     422,381,281
                                          ------------   -------------   ------------   -------------   -------------
LIABILITIES:
  Unrealized depreciation on forward
    foreign currency contracts -- net
    (Note 1 and 3)......................           --              --             --              --              --
  Payable upon return of securities
    loaned (Note 1).....................           --              --     19,651,800      71,380,537      67,422,263
  Payable for investment securities
    purchased...........................       39,072       6,868,900      4,207,474              --         427,040
  Redemptions of capital stock..........          298         324,102         16,175              --          12,650
  Payable for investment advisory and
    management fees (Note 2)............       51,132         236,946         53,484         165,980         110,218
  Accounts payable and accrued
    expenses............................       21,257          69,691         10,898          35,750          35,645
                                          ------------   -------------   ------------   -------------   -------------
TOTAL LIABILITIES.......................      111,759       7,499,639     23,939,831      71,582,267      68,007,816
                                          ------------   -------------   ------------   -------------   -------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share -- authorized
    20,000,000,000 shares;**............   59,717,676     410,576,950     77,879,463     204,850,506     264,039,537
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....    5,878,029      74,382,623      8,912,942      75,404,966      87,042,874
  Undistributed net investment income
    (loss)..............................      709,783      20,956,657        488,999       9,508,498       1,504,617
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................    3,044,961     119,593,769      8,919,501      35,803,710       1,786,437
                                          ------------   -------------   ------------   -------------   -------------
TOTAL NET ASSETS........................  $69,350,449    $625,509,999    $96,200,905    $325,567,680    $354,373,465
                                          ------------   -------------   ------------   -------------   -------------
                                          ------------   -------------   ------------   -------------   -------------
NET ASSET VALUE PER SHARE...............       $14.16          $22.25         $15.89          $22.88          $21.10
                                          ------------   -------------   ------------   -------------   -------------
                                          ------------   -------------   ------------   -------------   -------------
*Cost...................................  $62,556,421    $554,917,993    $87,975,652    $249,647,117    $264,804,551
**Outstanding shares....................    4,896,962      28,112,618      6,055,343      14,226,578      16,793,906

                                            BLUE CHIP     INTERNATIONAL     MID CAP
                                              STOCK           STOCK          STOCK
                                             SERIES          SERIES          SERIES
                                          -------------   -------------   ------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $245,242,926    $112,709,392    $18,466,706
  Foreign currency on deposit with
    custodian...........................            --              --             --
  Collateral for securities lending
    transactions (Note 1)...............    56,645,699              --             --
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts -- net
      (Note 1 and 3)....................            --              --             --
    Investment securities sold..........       665,148         243,445        370,762
    Interest and dividends..............       153,689         745,520         15,407
    Subscriptions of capital stock......        80,944          48,602         21,425
  Prepaid expenses......................         2,903           2,384          4,389
                                          -------------   -------------   ------------
TOTAL ASSETS............................   302,791,309     113,749,343     18,878,689
                                          -------------   -------------   ------------
LIABILITIES:
  Unrealized depreciation on forward
    foreign currency contracts -- net
    (Note 1 and 3)......................            --             802             --
  Payable upon return of securities
    loaned (Note 1).....................    56,645,699              --             --
  Payable for investment securities
    purchased...........................     1,606,145         246,218             --
  Redemptions of capital stock..........           235             434             30
  Payable for investment advisory and
    management fees (Note 2)............       166,556          77,715         13,206
  Accounts payable and accrued
    expenses............................        21,092          38,524         11,448
                                          -------------   -------------   ------------
TOTAL LIABILITIES.......................    58,439,727         363,693         24,684
                                          -------------   -------------   ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share -- authorized
    20,000,000,000 shares;**............   182,361,420      92,144,272     17,342,636
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....    58,695,229      19,434,682      1,702,620
  Undistributed net investment income
    (loss)..............................       217,840       1,451,014          3,715
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................     3,077,093         355,682       (194,966)
                                          -------------   -------------   ------------
TOTAL NET ASSETS........................  $244,351,582    $113,385,650    $18,854,005
                                          -------------   -------------   ------------
                                          -------------   -------------   ------------
NET ASSET VALUE PER SHARE...............        $20.40          $15.29         $10.03
                                          -------------   -------------   ------------
                                          -------------   -------------   ------------
*Cost...................................  $186,547,695    $ 93,253,527    $16,768,661
**Outstanding shares....................    11,980,056       7,417,702      1,879,238

FORTIS SERIES FUND, INC.

June 30, 1999

--------------------------------------------------------------------------------

                                           SMALL CAP        GLOBAL        LARGE CAP        GROWTH        AGGRESSIVE
                                             VALUE          GROWTH          GROWTH          STOCK          GROWTH
                                             SERIES         SERIES          SERIES         SERIES          SERIES
                                          ------------   -------------   ------------   -------------   -------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $29,516,116    $349,474,490    $50,514,926    $750,840,527    $182,410,342
  Foreign currency on deposit with
    custodian...........................           --              --             --              --              --
  Collateral for securities lending
    transactions (Note 1)...............           --     101,874,340             --              --      30,125,488
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts -- net
      (Note 1 and 3)....................           --              --             --              --              --
    Investment securities sold..........       73,123         129,494             --      11,065,382       6,639,644
    Interest and dividends..............       37,280         824,458         32,328         287,237          30,589
    Subscriptions of capital stock......      149,624             560         21,321              --         481,420
  Prepaid expenses......................          723           2,296          1,176           7,733             989
                                          ------------   -------------   ------------   -------------   -------------
TOTAL ASSETS............................   29,776,866     452,305,638     50,569,751     762,200,879     219,688,472
                                          ------------   -------------   ------------   -------------   -------------
LIABILITIES:
  Unrealized depreciation on forward
    foreign currency contracts -- net
    (Note 1 and 3)......................           --              --             --              --              --
  Payable upon return of securities
    loaned (Note 1).....................           --     101,874,340             --              --      30,125,488
  Payable for investment securities
    purchased...........................      619,035              --        127,681      11,655,337      12,067,418
  Redemptions of capital stock..........           26         198,291         45,980         363,877              --
  Payable for investment advisory and
    management fees (Note 2)............       20,008         195,076         34,210         362,651          87,349
  Accounts payable and accrued
    expenses............................        7,518          80,735          6,117          86,031          23,918
                                          ------------   -------------   ------------   -------------   -------------
TOTAL LIABILITIES.......................      646,587     102,348,442        213,988      12,467,896      42,304,173
                                          ------------   -------------   ------------   -------------   -------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share -- authorized
    20,000,000,000 shares;**............   25,225,721     168,242,874     43,263,020     307,681,414     109,319,725
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....    2,529,941     135,390,450      6,232,935     136,593,068      35,956,846
  Undistributed net investment income
    (loss)..............................      168,282         950,975          2,921       1,022,960        (220,466)
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................    1,206,335      45,372,897        856,887     304,435,541      32,328,194
                                          ------------   -------------   ------------   -------------   -------------
TOTAL NET ASSETS........................  $29,130,279    $349,957,196    $50,355,763    $749,732,983    $177,384,299
                                          ------------   -------------   ------------   -------------   -------------
                                          ------------   -------------   ------------   -------------   -------------
NET ASSET VALUE PER SHARE...............       $10.79          $24.90         $13.78          $43.23          $20.01
                                          ------------   -------------   ------------   -------------   -------------
                                          ------------   -------------   ------------   -------------   -------------
*Cost...................................  $26,986,175    $214,070,663    $44,281,991    $614,247,459    $146,453,496
**Outstanding shares....................    2,699,128      14,052,395      3,653,899      17,343,616       8,865,608

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS SERIES FUND, INC.

Statements of Operations (Unaudited)

For the Six-Month Period Ended June 30, 1999
--------------------------------------------------------------------------------

                                             MONEY      U.S. GOV'T.    DIVERSIFIED       GLOBAL          HIGH
                                            MARKET       SECURITIES       INCOME          BOND          YIELD
                                            SERIES         SERIES         SERIES         SERIES         SERIES
                                          -----------   ------------   ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $2,040,915    $ 4,582,054    $ 4,015,309    $   588,700    $ 3,382,762
    Dividend Income.....................          --             --             --             --         13,045
    Fee income (Note 1).................          --             --             --             --             --
                                          -----------   ------------   ------------   ------------   ------------
  Total Income *........................   2,040,915      4,582,054      4,015,309        588,700      3,395,807
                                          -----------   ------------   ------------   ------------   ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................     123,822        349,971        266,604         93,971        181,373
    Legal and auditing fees (Note 2)....       6,896         11,329          9,289          8,728          8,777
    Custodian fees......................       2,059          4,959          4,711          4,959          3,954
    Shareholders' notices and reports...       7,160         16,027         11,977          2,291          6,757
    Directors' fees and expenses........         967          2,281          2,223          1,572          1,042
    Other...............................         576          3,909          2,747            533          2,179
                                          -----------   ------------   ------------   ------------   ------------
  Total Expenses........................     141,480        388,476        297,551        112,054        204,082
                                          -----------   ------------   ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS)............   1,899,435      4,193,578      3,717,758        476,646      3,191,725
                                          -----------   ------------   ------------   ------------   ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................          --     (1,341,674)      (900,402)      (196,001)    (5,367,641)
    Foreign currency transactions.......          --             --             --       (123,259)            --
    Future contracts....................          --             --             --             --             --
                                          -----------   ------------   ------------   ------------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....          --     (1,341,674)      (900,402)      (319,260)    (5,367,641)
                                          -----------   ------------   ------------   ------------   ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................          --     (6,133,560)    (4,892,770)      (993,626)     1,943,272
  Translation of assets and liabilities
    denominated in foreign currency.....          --             --             --     (1,459,759)            --
                                          -----------   ------------   ------------   ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........          --     (6,133,560)    (4,892,770)    (2,453,385)     1,943,272
                                          -----------   ------------   ------------   ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................          --     (7,475,234)    (5,793,172)    (2,772,645)    (3,424,369)
                                          -----------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $1,899,435    $(3,281,656)   $(2,075,414)   $(2,295,999)   $  (232,644)
                                          -----------   ------------   ------------   ------------   ------------
                                          -----------   ------------   ------------   ------------   ------------

  *Net of foreign witholding taxes of:
  Global Bond Series                      $     4,462
  Asset Allocation Series                      23,082
  Global Asset Allocation Series               30,708
  Value Series                                  8,944
  S&P 500 Index Series                         23,902
  Blue Chip Stock Series                        3,627
  Global Growth Series                        113,882
  Growth Stock Series                           8,052
  International Stock Series                  155,795

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS SERIES FUND, INC.

For the Six-Month Period Ended June 30, 1999

--------------------------------------------------------------------------------

                                          GLOBAL ASSET       ASSET                       GROWTH &        S & P
                                           ALLOCATION     ALLOCATION        VALUE         INCOME       500 INDEX
                                             SERIES         SERIES         SERIES         SERIES         SERIES
                                          ------------   -------------   -----------   ------------   ------------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $   679,488    $  7,033,852    $   64,231    $   347,542    $   179,988
    Dividend Income.....................      556,289       1,732,795       752,060      3,152,110      1,972,669
    Fee income (Note 1).................           --              --         4,928         57,523         15,269
                                          ------------   -------------   -----------   ------------   ------------
  Total Income *........................    1,235,777       8,766,647       821,219      3,557,175      2,167,926
                                          ------------   -------------   -----------   ------------   ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................      306,237       1,420,020       313,663        993,180        600,503
    Legal and auditing fees (Note 2)....        9,174          21,006        10,665         14,422         14,859
    Custodian fees......................       14,877          14,941         3,970          6,953         28,770
    Shareholders' notices and reports...        6,217          56,467         8,797         36,510         24,039
    Directors' fees and expenses........          917           8,024         1,144          4,321          4,093
    Other...............................        1,444          13,131         3,412          6,495         11,950
                                          ------------   -------------   -----------   ------------   ------------
  Total Expenses........................      338,866       1,533,589       341,651      1,061,881        684,214
                                          ------------   -------------   -----------   ------------   ------------
NET INVESTMENT INCOME (LOSS)............      896,911       7,233,058       479,568      2,495,294      1,483,712
                                          ------------   -------------   -----------   ------------   ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................    1,675,070      74,341,951     7,962,792     22,746,946      1,426,001
    Foreign currency transactions.......     (183,688)             --            --             --             --
    Future contracts....................           --              --            --             --        250,937
                                          ------------   -------------   -----------   ------------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....    1,491,382      74,341,951     7,962,792     22,746,946      1,676,938
                                          ------------   -------------   -----------   ------------   ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................   (1,849,208)    (49,138,644)      662,967     (1,334,622)    31,313,976
  Translation of assets and liabilities
    denominated in foreign currency.....   (1,283,154)             --            --             --             --
                                          ------------   -------------   -----------   ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........   (3,132,362)    (49,138,644)      662,967     (1,334,622)    31,313,976
                                          ------------   -------------   -----------   ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................   (1,640,980)     25,203,307     8,625,759     21,412,324     32,990,914
                                          ------------   -------------   -----------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $  (744,069)   $ 32,436,365    $9,105,327    $23,907,618    $34,474,626
                                          ------------   -------------   -----------   ------------   ------------
                                          ------------   -------------   -----------   ------------   ------------

  *Net of foreign witholding taxes of:
  Global Bond Series                      $     4,462
  Asset Allocation Series                      23,082
  Global Asset Allocation Series               30,708
  Value Series                                  8,944
  S&P 500 Index Series                         23,902
  Blue Chip Stock Series                        3,627
  Global Growth Series                        113,882
  Growth Stock Series                           8,052
  International Stock Series                  155,795

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                           BLUE CHIP     INTERNATIONAL  MID CAP     SMALL CAP       GLOBAL       LARGE CAP
                                             STOCK          STOCK        STOCK        VALUE         GROWTH        GROWTH
                                             SERIES        SERIES       SERIES       SERIES         SERIES        SERIES
                                          ------------   -----------   ---------   -----------   ------------   -----------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $   267,952    $   87,082    $ 19,361    $   32,655    $   261,269    $   63,654
    Dividend Income.....................      890,633     1,787,016      76,410       246,568      1,532,325       100,907
    Fee income (Note 1).................       13,629            --          --            --         25,628            --
                                          ------------   -----------   ---------   -----------   ------------   -----------
  Total Income *........................    1,172,214     1,874,098      95,771       279,223      1,819,222       164,561
                                          ------------   -----------   ---------   -----------   ------------   -----------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................      918,209       446,935      67,405        94,868      1,170,745       149,022
    Legal and auditing fees (Note 2)....       13,788         9,655       6,500         8,974         15,125         7,196
    Custodian fees......................       10,366        25,407      16,559         7,353         34,712         5,619
    Shareholders' notices and reports...       14,337         9,461         619           603         41,622           624
    Directors' fees and expenses........        3,104         1,379         124           126          5,604           127
    Other...............................        4,012         2,129         849           307          9,269           320
                                          ------------   -----------   ---------   -----------   ------------   -----------
  Total Expenses........................      963,816       494,966      92,056       112,231      1,277,077       162,908
                                          ------------   -----------   ---------   -----------   ------------   -----------
NET INVESTMENT INCOME (LOSS)............      208,398     1,379,132       3,715       166,992        542,145         1,653
                                          ------------   -----------   ---------   -----------   ------------   -----------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................    3,378,340     1,174,586      99,596       891,811     37,211,162     1,250,822
    Foreign currency transactions.......            1       (24,383)         --            --         (7,831)           --
    Future contracts....................           --            --      70,925            --             --            --
                                          ------------   -----------   ---------   -----------   ------------   -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....    3,378,341     1,150,203     170,521       891,811     37,203,331     1,250,822
                                          ------------   -----------   ---------   -----------   ------------   -----------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................   16,893,224     3,375,484     739,851     2,801,712     (4,668,614)    2,987,140
  Translation of assets and liabilities
    denominated in foreign currency.....           (4)      (34,674)         --            --        (24,004)           --
                                          ------------   -----------   ---------   -----------   ------------   -----------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........   16,893,220     3,340,810     739,851     2,801,712     (4,692,618)    2,987,140
                                          ------------   -----------   ---------   -----------   ------------   -----------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................   20,271,561     4,491,013     910,372     3,693,523     32,510,713     4,237,962
                                          ------------   -----------   ---------   -----------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $20,479,959    $5,870,145    $914,087    $3,860,515    $33,052,858    $4,239,615
                                          ------------   -----------   ---------   -----------   ------------   -----------
                                          ------------   -----------   ---------   -----------   ------------   -----------

                                             GROWTH        AGGRESSIVE
                                              STOCK          GROWTH
                                             SERIES          SERIES
                                          -------------   ------------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $  1,044,409    $   114,659
    Dividend Income.....................       841,278         56,773
    Fee income (Note 1).................            --         79,696
                                          -------------   ------------
  Total Income *........................     1,885,687        251,128
                                          -------------   ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................     2,229,623        500,292
    Legal and auditing fees (Note 2)....        20,922         10,092
    Custodian fees......................        17,978         13,078
    Shareholders' notices and reports...        85,707         17,876
    Directors' fees and expenses........        11,186          1,998
    Other...............................        18,227          3,227
                                          -------------   ------------
  Total Expenses........................     2,383,643        546,563
                                          -------------   ------------
NET INVESTMENT INCOME (LOSS)............      (497,956)      (295,435)
                                          -------------   ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................    81,024,211     25,890,586
    Foreign currency transactions.......            --             --
    Future contracts....................            --             --
                                          -------------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....    81,024,211     25,890,586
                                          -------------   ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................   (43,721,626)     3,629,797
  Translation of assets and liabilities
    denominated in foreign currency.....            --             --
                                          -------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........   (43,721,626)     3,629,797
                                          -------------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................    37,302,585     29,520,383
                                          -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $ 36,804,629    $29,224,948
                                          -------------   ------------
                                          -------------   ------------

FORTIS SERIES FUND, INC.

Statements of Changes in Net Assets

                                                                           U.S. GOVERNMENT
                                   MONEY MARKET SERIES                    SECURITIES SERIES

----------------------------------------------------------------------------------------------------

                              FOR THE                               FOR THE
                             SIX-MONTH                             SIX-MONTH
                            PERIOD ENDED         FOR THE          PERIOD ENDED         FOR THE
                           JUNE 30, 1999        YEAR ENDED       JUNE 30, 1999        YEAR ENDED
                            (UNAUDITED)     DECEMBER 31, 1998     (UNAUDITED)     DECEMBER 31, 1998
                           --------------   ------------------   --------------   ------------------
OPERATIONS:
  Net investment
    income...............   $  1,899,435       $  3,352,699       $  4,193,578       $  7,969,014
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........             --                 --         (1,341,674)         2,483,190
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....             --                 --         (6,133,560)         1,611,008
                           --------------   ------------------   --------------   ------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........      1,899,435          3,352,699         (3,281,656)        12,063,212
                           --------------   ------------------   --------------   ------------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............             --         (3,313,814)                --         (8,884,962)
  From net realized gains
    on investments.......             --                 --                 --                 --
                           --------------   ------------------   --------------   ------------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........             --         (3,313,814)                --         (8,884,962)
                           --------------   ------------------   --------------   ------------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............     45,726,215         69,216,897          8,641,908         33,885,181
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............             --          3,313,814                 --          8,884,962
  Less cost of
    repurchase...........    (37,564,387)       (52,481,696)       (10,109,076)       (35,345,954)
                           --------------   ------------------   --------------   ------------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....      8,161,828         20,049,015         (1,467,168)         7,424,189
                           --------------   ------------------   --------------   ------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........     10,061,263         20,087,900         (4,748,824)        10,602,439
NET ASSETS:
  Beginning of period....     77,097,135         57,009,235        152,672,303        142,069,864
                           --------------   ------------------   --------------   ------------------
END OF PERIOD (NOTE 4)...   $ 87,158,398       $ 77,097,135       $147,923,479       $152,672,303
                           --------------   ------------------   --------------   ------------------

                                 ASSET ALLOCATION SERIES                    VALUE SERIES

----------------------------------------------------------------------------------------------------

                              FOR THE                               FOR THE
                             SIX-MONTH                             SIX-MONTH
                            PERIOD ENDED         FOR THE          PERIOD ENDED         FOR THE
                           JUNE 30, 1999        YEAR ENDED       JUNE 30, 1999        YEAR ENDED
                            (UNAUDITED)     DECEMBER 31, 1998     (UNAUDITED)     DECEMBER 31, 1998
                           --------------   ------------------   --------------   ------------------
OPERATIONS:
  Net investment
    income...............   $  7,233,058       $ 13,723,737        $   479,568        $   956,048
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........     74,341,951         45,251,936          7,962,792          1,481,511
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....    (49,138,644)        37,652,297            662,967          3,744,569
                           --------------   ------------------   --------------   ------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........     32,436,365         96,627,970          9,105,327          6,182,128
                           --------------   ------------------   --------------   ------------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............             --           (180,867)                --           (946,617)
  From net realized gains
    on investments.......             --           (863,229)                --           (995,235)
                           --------------   ------------------   --------------   ------------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........             --         (1,044,096)                --         (1,941,852)
                           --------------   ------------------   --------------   ------------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............     24,041,366         45,570,701          4,956,653         34,538,243
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............             --          1,044,096                 --          1,941,852
  Less cost of
    repurchase...........    (24,845,602)       (30,600,830)        (5,465,468)        (8,173,880)
                           --------------   ------------------   --------------   ------------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....       (804,236)        16,013,967           (508,815)        28,306,215
                           --------------   ------------------   --------------   ------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........     31,632,129        111,597,841          8,596,512         32,546,491
NET ASSETS:
  Beginning of period....    593,877,870        482,280,029         87,604,393         55,057,902
                           --------------   ------------------   --------------   ------------------
END OF PERIOD (NOTE 4)...   $625,509,999       $593,877,870        $96,200,905        $87,604,393
                           --------------   ------------------   --------------   ------------------

                              DIVERSIFIED INCOME SERIES               GLOBAL BOND SERIES                  HIGH YIELD SERIES

------------------------------------------------------------------------------------------------------------------------------------

                             FOR THE                             FOR THE                             FOR THE
                            SIX-MONTH                           SIX-MONTH                           SIX-MONTH
                           PERIOD ENDED        FOR THE         PERIOD ENDED        FOR THE         PERIOD ENDED        FOR THE
                          JUNE 30, 1999       YEAR ENDED      JUNE 30, 1999       YEAR ENDED      JUNE 30, 1999       YEAR ENDED
                           (UNAUDITED)    DECEMBER 31, 1998    (UNAUDITED)    DECEMBER 31, 1998    (UNAUDITED)    DECEMBER 31, 1998
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
OPERATIONS:
  Net investment
    income...............  $  3,717,758      $  7,229,885       $   476,646       $   914,829       $ 3,191,725       $ 6,362,736
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........      (900,402)          938,352          (319,260)          323,132        (5,367,641)       (1,571,961)
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....    (4,892,770)       (1,442,471)       (2,453,385)        1,621,443         1,943,272        (4,554,635)
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........    (2,075,414)        6,725,766        (2,295,999)        2,859,404          (232,644)          236,140
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............            --        (7,342,970)               --          (386,998)               --        (5,343,079)
  From net realized gains
    on investments.......            --                --                --          (678,922)               --          (417,351)
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........            --        (7,342,970)               --        (1,065,920)               --        (5,760,430)
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............     5,084,969        14,339,798         4,496,958         6,654,648         6,155,127        20,135,740
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............            --         7,342,970                --         1,065,920                --         5,760,430
  Less cost of
    repurchase...........    (8,740,756)      (11,083,127)       (1,687,314)       (5,546,824)       (5,552,266)       (8,617,622)
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....    (3,655,787)       10,599,641         2,809,644         2,173,744           602,861        17,278,548
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........    (5,731,201)        9,982,437           513,645         3,967,228           370,217        11,754,258
NET ASSETS:
  Beginning of period....   115,182,377       105,199,940        24,659,197        20,691,969        70,982,698        59,228,440
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
END OF PERIOD (NOTE 4)...  $109,451,176      $115,182,377       $25,172,842       $24,659,197       $71,352,915       $70,982,698
                          --------------  ------------------  --------------  ------------------  --------------  ------------------

                                      GLOBAL ASSET
                                   ALLOCATION SERIES
-------------------------
                              FOR THE
                             SIX-MONTH
                            PERIOD ENDED        FOR THE
                           JUNE 30, 1999       YEAR ENDED
                            (UNAUDITED)    DECEMBER 31, 1998
                           --------------  ------------------
OPERATIONS:
  Net investment
    income...............    $   896,911       $ 1,292,507
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........      1,491,382         4,146,706
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....     (3,132,362)        3,438,127
                           --------------  ------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........       (744,069)        8,877,340
                           --------------  ------------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............             --        (1,388,012)
  From net realized gains
    on investments.......             --        (3,400,505)
                           --------------  ------------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........             --        (4,788,517)
                           --------------  ------------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............      4,871,754        12,350,058
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............             --         4,788,517
  Less cost of
    repurchase...........     (3,863,491)       (4,623,535)
                           --------------  ------------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....      1,008,263        12,515,040
                           --------------  ------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........        264,194        16,603,863
NET ASSETS:
  Beginning of period....     69,086,255        52,482,392
                           --------------  ------------------
END OF PERIOD (NOTE 4)...    $69,350,449       $69,086,255
                           --------------  ------------------

                                GROWTH & INCOME SERIES              S & P 500 INDEX SERIES              BLUE CHIP STOCK SERIES

------------------------------------------------------------------------------------------------------------------------------------

                             FOR THE                             FOR THE                             FOR THE
                            SIX-MONTH                           SIX-MONTH                           SIX-MONTH
                           PERIOD ENDED        FOR THE         PERIOD ENDED        FOR THE         PERIOD ENDED        FOR THE
                          JUNE 30, 1999       YEAR ENDED      JUNE 30, 1999       YEAR ENDED      JUNE 30, 1999       YEAR ENDED
                           (UNAUDITED)    DECEMBER 31, 1998    (UNAUDITED)    DECEMBER 31, 1998    (UNAUDITED)    DECEMBER 31, 1998
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
OPERATIONS:
  Net investment
    income...............  $  2,495,294      $  7,013,204      $  1,483,712      $  2,065,302      $    208,398      $    525,376
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........    22,746,946        13,057,181         1,676,938         1,689,078         3,378,341         2,556,871
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....    (1,334,622)       14,165,370        31,313,976        40,983,076        16,893,220        29,808,565
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........    23,907,618        34,235,755        34,474,626        44,737,456        20,479,959        32,890,812
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............            --                --                --        (2,050,052)               --          (540,313)
  From net realized gains
    on investments.......            --           (87,128)               --        (1,703,968)               --        (2,496,974)
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........            --           (87,128)               --        (3,754,020)               --        (3,037,287)
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............     7,193,635        48,859,144        83,720,970       123,716,587        42,925,534        74,531,512
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............            --            87,128                --         3,754,020                --         3,037,287
  Less cost of
    repurchase...........   (18,473,063)      (15,125,776)      (16,654,107)      (25,193,834)       (1,975,302)       (3,229,540)
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....   (11,279,428)       33,820,496        67,066,863       102,276,773        40,950,232        74,339,259
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........    12,628,190        67,969,123       101,541,489       143,260,209        61,430,191       104,192,784
NET ASSETS:
  Beginning of period....   312,939,490       244,970,367       252,831,976       109,571,767       182,921,391        78,728,607
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
END OF PERIOD (NOTE 4)...  $325,567,680      $312,939,490      $354,373,465      $252,831,976      $244,351,582      $182,921,391
                          --------------  ------------------  --------------  ------------------  --------------  ------------------


                               INTERNATIONAL STOCK SERIES
-------------------------
                              FOR THE
                             SIX-MONTH
                            PERIOD ENDED        FOR THE
                           JUNE 30, 1999       YEAR ENDED
                            (UNAUDITED)    DECEMBER 31, 1998
                           --------------  ------------------
OPERATIONS:
  Net investment
    income...............   $  1,379,132      $  1,103,290
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........      1,150,203         5,355,546
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....      3,340,810         6,940,525
                           --------------  ------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........      5,870,145        13,399,361
                           --------------  ------------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............             --        (1,711,172)
  From net realized gains
    on investments.......             --        (5,357,302)
                           --------------  ------------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........             --        (7,068,474)
                           --------------  ------------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............     11,531,497        26,302,212
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............             --         7,068,474
  Less cost of
    repurchase...........     (7,071,523)      (15,788,470)
                           --------------  ------------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....      4,459,974        17,582,216
                           --------------  ------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........     10,330,119        23,913,103
NET ASSETS:
  Beginning of period....    103,055,531        79,142,428
                           --------------  ------------------
END OF PERIOD (NOTE 4)...   $113,385,650      $103,055,531
                           --------------  ------------------

FORTIS SERIES FUND, INC.

                                 MID CAP STOCK SERIES               SMALL CAP VALUE SERIES               GLOBAL GROWTH SERIES

------------------------------------------------------------------------------------------------------------------------------------

                             FOR THE        FOR THE PERIOD       FOR THE        FOR THE PERIOD       FOR THE
                            SIX-MONTH       MARCH 25, 1998      SIX-MONTH       MARCH 25, 1998      SIX-MONTH
                           PERIOD ENDED     (INCEPTION) TO     PERIOD ENDED     (INCEPTION) TO     PERIOD ENDED      PERIOD ENDED
                          JUNE 30, 1999       YEAR ENDED      JUNE 30, 1999       YEAR ENDED      JUNE 30, 1999       YEAR ENDED
                           (UNAUDITED)    DECEMBER 31, 1998    (UNAUDITED)    DECEMBER 31, 1998    (UNAUDITED)    DECEMBER 31, 1998
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
OPERATIONS:
  Net investment
    income...............   $     3,715       $    21,697       $   166,992       $   121,277      $    542,145      $    427,898
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........       170,521          (365,487)          891,811           415,685        37,203,331         9,073,881
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....       739,851           962,769         2,801,712          (271,771)       (4,692,618)       27,726,943
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........       914,087           618,979         3,860,515           265,191        33,052,858        37,228,722
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............            --           (22,320)               --          (119,987)               --          (390,427)
  From net realized gains
    on investments.......            --                --                --          (101,161)               --                --
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........            --           (22,320)               --          (221,148)               --          (390,427)
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............     5,428,673        12,640,460         9,461,575        16,846,539         4,970,017        13,480,954
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............            --            22,320                --           221,148                --           390,427
  Less cost of
    repurchase...........      (483,942)         (264,252)         (695,274)         (608,267)      (39,541,833)      (52,488,092)
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....     4,944,731        12,398,528         8,766,301        16,459,420       (34,571,816)      (38,616,711)
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........     5,858,818        12,995,187        12,626,816        16,503,463        (1,518,958)       (1,778,416)
NET ASSETS:
  Beginning of period....    12,995,187                --        16,503,463                --       351,476,154       353,254,570
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
END OF PERIOD (NOTE 4)...   $18,854,005       $12,995,187       $29,130,279       $16,503,463      $349,957,196      $351,476,154
                          --------------  ------------------  --------------  ------------------  --------------  ------------------

                               LARGE CAP GROWTH SERIES               GROWTH STOCK SERIES               AGGRESSIVE GROWTH SERIES

------------------------------------------------------------------------------------------------------------------------------------

                             FOR THE        FOR THE PERIOD       FOR THE                             FOR THE
                            SIX-MONTH       MARCH 25, 1998      SIX-MONTH                           SIX-MONTH
                           PERIOD ENDED     (INCEPTION) TO     PERIOD ENDED        FOR THE         PERIOD ENDED        FOR THE
                          JUNE 30, 1999       YEAR ENDED      JUNE 30, 1999       YEAR ENDED      JUNE 30, 1999       YEAR ENDED
                           (UNAUDITED)    DECEMBER 31, 1998    (UNAUDITED)    DECEMBER 31, 1998    (UNAUDITED)    DECEMBER 31, 1998
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
OPERATIONS:
  Net investment income
    (loss)...............   $     1,653       $     6,172      $   (497,956)     $  1,521,945      $   (295,435)     $     75,383
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........     1,250,822          (393,935)       81,024,211       223,412,949        25,890,586        22,180,829
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....     2,987,140         3,245,795       (43,721,626)      (98,914,608)        3,629,797         4,080,141
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........     4,239,615         2,858,032        36,804,629       126,020,286        29,224,948        26,336,353
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............            --            (4,904)               --        (2,325,371)               --          (251,538)
  From net realized gains
    on investments.......            --                --                --       (34,228,739)               --                --
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........            --            (4,904)               --       (36,554,110)               --          (251,538)
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............    27,633,890        16,576,296         8,208,255        21,539,491         7,786,690        16,306,399
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............            --             4,904                --        36,554,110                --           251,538
  Less cost of
    repurchase...........      (638,472)         (313,598)      (57,633,668)      (92,360,796)       (9,487,017)      (15,238,234)
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....    26,995,418        16,267,602       (49,425,413)      (34,267,195)       (1,700,327)        1,319,703
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........    31,235,033        19,120,730       (12,620,784)       55,198,981        27,524,621        27,404,518
NET ASSETS:
  Beginning of period....    19,120,730                --       762,353,767       707,154,786       149,859,678       122,455,160
                          --------------  ------------------  --------------  ------------------  --------------  ------------------
END OF PERIOD (NOTE 4)...   $50,355,763       $19,120,730      $749,732,983      $762,353,767      $177,384,299      $149,859,678
                          --------------  ------------------  --------------  ------------------  --------------  ------------------

FORTIS SERIES FUND, INC.

Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The Series is an open-end management investment company which currently is comprised of eighteen separate investment portfolios and series of capital stock: Money Market Series, U.S. Government Securities Series, Diversified Income Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series, Value Series, Growth & Income Series, S & P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series, Growth Stock Series and Aggressive Growth Series, which are diversified portfolios, and Global Bond Series which is non-diversified. Each Series has different investment objectives and its own investment portfolio and net asset value. The investment objectives of the Series, which can be changed at any time without the approval of Contract owners, are as follows:

   - The objectives of the "Money Market Series" are high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income. AN INVESTMENT IN MONEY MARKET SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

   - The objective of the "U.S. Government Securities Series" is to maximize total return (from income and market value change), while providing shareholders with a high level of current income consistent with prudent investment risk through investment primarily in debt securities of varying maturities which have been issued, guaranteed, insured or collateralized by the United States Government or its agencies or instrumentalities.

   - The objective of the "Diversified Income Series" is to maximize total return (from income and market value change), by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

   - The objectives of the "Global Bond Series" is total return from current income and capital appreciation. The Series invests in a global portfolio principally consisting of high quality fixed-income securities of governmental and corporate issuers and supranational organizations.

   - The objective of the "High Yield Series" is maximum total return (from income and market value change), by investing primarily in high-yield, high-risk fixed-income securities, which may not be suitable for all investors.

   - The objective of the "Global Asset Allocation Series" is maximum total return, to be derived primarily from capital appreciation, dividends and interest, by following a flexible asset allocation strategy investing in global securities.

   - The objective of the "Asset Allocation Series" is maximum total return on invested capital, to be derived primarily from capital appreciation, dividends, and interest.

   - The primary objective of the "Value Series" is short and long-term capital appreciation. Current income is only a secondary objective. The Series invests primarily in equity securities and selects stocks based on the concept of fundamental value.

   - The objectives of the "Growth & Income Series" are capital appreciation and current income, which it seeks by investing primarily in equity securities that provide an income component and the potential for growth.

   - The objective of the "S & P 500 Index Series" is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities.

   - The primary objective of the "Blue Chip Stock Series" is long-term growth of capital. Current income is a secondary objective, and many of the stocks in the Series' portfolio are expected to pay dividends.

   - The objective of the "International Stock Series" is capital appreciation by investing primarily in the equity securities of non-United States companies.

   - The objective of the "Mid Cap Stock Series" is total investment returns (including capital appreciation and income) that consistently outperform the Standard & Poor's 400 MidCap Index. The Series attempts to maintain a diversified holding in common stocks of medium capitalization companies with a market value between $200 million and $5 billion.

   - The objective of the "Small Cap Value Series" is capital appreciation. The Series invests primarily in common stocks of small companies that are out of favor with markets or that have not yet been discovered by the broader investment community and are therefore believed to be undervalued.

   - The primary objective of the "Global Growth Series" is long-term appreciation, which it seeks primarily by investing in a global portfolio of equity securities, allocated among diverse international markets.

   - The objective of the "Large Cap Growth Series" is long-term growth of capital. The Series invests primarily in the equity securities of a limited number of large, carefully selected, high quality United States companies whose securities are believed likely to achieve superior earnings growth.

   - The primary objective of the "Growth Stock Series" is short and long-term capital appreciation. The Series will seek to meet this objective by investing primarily in common stocks and securities convertible into common stocks.

   - The objective of the "Aggressive Growth Series" is maximum long-term capital appreciation by investing primarily in equity securities of small and medium sized companies that are early in their life cycles, but which have the potential to become major enterprises, and of more established companies that have the potential for above-average capital growth.

   The Articles of Incorporation of Fortis Series Fund, Inc., permits the Board of Directors to create additional portfolios in the future.

   Shares of the Fund will not be sold directly to the public, but sold only to Fortis Benefits Insurance Company or First Fortis Life separate accounts in connection with variable insurance contracts and policies.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

   The inception of Mid Cap Stock Series, Small Cap Value Series and Large Cap Growth Series was March 25, 1998, and the commencement of operations was May 1, 1998.

   The significant accounting policies followed by the Portfolios are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by all portfolios except for Money Market Series and Growth Stock Series on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuation and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of June 30, 1999, U.S. Government Securities Series and Asset Allocation Series entered into outstanding when-issued or forward commitments of $1,437,891 and $5,751,562 respectively.

   Consistent with its ability to purchase securities on a when-issued basis, the U.S. Government Securities Series, Diversified Income Series and Asset Allocation Series have entered into transactions to defer settlement of its purchase commitments. As an inducement to defer settlement, the portfolio repurchases a similar security for settlement at a later date at a lower purchase price relative to the current market. This transaction is referred to as a Dollar Roll.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the official rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

   Certain portfolios may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date, and dividend income is recorded on the ex-dividend date for all funds or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. Each Portfolio amortizes bond premium, market discount and original issue discount. For the six-month period ended June 30, 1999, the cost of purchases and proceeds from sales of securities for Money Market Series were $256,948,646 and $246,046,672, respectively. The cost of purchases and proceeds from sales of securities (other than short-term securities) for the other portfolios were as follows:

                                                    Cost of          Proceeds
                                                   Purchases        from Sales
--------------------------------------------------------------------------------
U.S. Government Securities Series............    $  55,579,392     $  56,244,186
Diversified Income Series....................       47,372,124        48,766,754
Global Bond Series...........................       26,107,460        21,651,886
High Yield Series............................       19,385,997        19,107,803
Global Asset Allocation Series...............       19,307,194        16,812,816
Asset Allocation Series......................      545,631,582       507,710,121
Value Series.................................      102,366,134       103,585,493
Growth & Income Series.......................      121,293,165       120,649,446
S & P 500 Index Series.......................       68,381,585         3,925,863
Blue Chip Stock Series.......................       81,569,783        41,140,317
International Stock Series...................       17,072,288        12,311,560
Mid Cap Stock Series.........................        9,523,432         4,947,214
Small Cap Value Series.......................       18,696,284        10,358,398
Global Growth Series.........................       85,391,683       123,770,231
Large Cap Growth Series......................       34,326,813         9,164,413
Growth Stock Series..........................      630,194,481       649,941,980
Aggressive Growth Series.....................      216,001,349       209,720,060

   LENDING OF PORTFOLIO SECURITIES: At June 30, 1999, securities were on loan to brokers from the portfolios. For collateral, the portfolios custodian received cash which is maintained in a separate account and invested by the custodian in short-term investment vehicles. The risk to the portfolios in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less

--------------------------------------------------------------------------------
   than amounts required to be returned to the borrowers. Value of securities on loan and fee income from securities lending was as follows for the six-month period ended June 30, 1999:

                                                  Securities
                                                    On Loan         Collateral       Fee Income
------------------------------------------------------------------------------------------------
Value Series.................................    $  19,604,072     $  19,651,800     $    4,928
Growth & Income Series.......................       69,717,885        71,380,537         57,523
S&P 500 Index Series.........................       66,298,006        67,422,263         15,269
Blue Chip Stock Series.......................       54,903,055        56,645,699         13,629
Global Growth Series.........................      100,007,304       101,874,340         25,628
Aggressive Growth Series.....................       30,861,957        30,125,488         79,696

   INCOME TAXES: The portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed.

   Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the portfolios. The effect on dividend distributions of certain current year permanent book-to-tax differences is reflected as excess distributions of net realized gains in the statements of changes in net assets and the financial highlights.

   On the statements of Assets and Liabilities, due to permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased) by the following:

                                                 Accumulated   Undistributed
                                                    Net           Net
                                                 Realized      Investment
                                                 Gain/(Loss)     Income
-------------------------------------------------------------------------
Global Bond Series...........................    $123,259      $(123,259)
Global Asset Allocation Series...............     183,688       (183,688)
Blue Chip Stock Series.......................          (1)             1
International Stock Series...................      24,383        (24,383)
Global Growth Series.........................       7,831         (7,831)

   For federal income tax purposes the portfolios had the following capital loss carryovers at, December 31, 1998, which, if not offset by subsequent capital gains, will expire in 1999 through 2006. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expire.

Money Market Series..........................    $     65,473
U.S. Government Securities Series............      17,090,438
Diversified Income Series....................       8,540,124
High Yield Series............................       1,580,586
International Stock Series...................         769,390
Mid Cap Stock Series.........................         340,752
Large Cap Growth Series......................         327,690

   ILLIQUID SECURITIES: At June 30, 1999, investments in securities for the funds included issues that are illiquid. Money Market Series, U.S. Government Series, Diversified Income Series, Asset Allocation Series, and Growth Stock Series currently limit investments in illiquid securities to 5% of total net assets; Global Growth Series to 10%; Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth and Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Large Cap Growth Series and Aggressive Growth Series to 15%, of total net assets, at market value, at date of purchase. The aggregate values of such securities at June 30, 1999, were as follows:

                                                 Market Value     Percentage
                                                      of          of
                                                   Illiquid       Total Net
                                                  Securities       Assets
---------------------------------------------------------------------------
Diversified Income Series....................    $ 3,168,820          2.90%
Global Bond Series...........................        605,313          2.40%
High Yield Series............................      8,118,392         11.38%
Global Asset Allocation Series...............        359,405          0.52%
Asset Allocation Series......................     10,919,604          1.75%
Growth & Income Series.......................     10,361,775          3.18%
Blue Chip Stock Series.......................      2,635,330          1.08%
International Stock Series...................        498,223          0.44%
Global Growth Series.........................      9,694,296          2.77%

   Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: The portfolios intend to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   FUTURES TRANSACTIONS: Certain Portfolios may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The S&P 500 Index Series and Mid Cap Stock Series are exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Notes to the Schedule of Investments). Investment in financial futures require the funds to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gain or losses. When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------
   contract is traded and is subject to change. Contracts open as of June 30, 1999, and their related unrealized market appreciation are set forth in the Notes to the Schedule of Investments.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., (Advisers), is the investment adviser for each series. Investment advisory and management fees are based on each series' average daily net assets and decrease in reduced percentages as average daily net assets increase.

   The following chart represents the annual fee percentages:

                                                                                                   Annual
                                                                                            Investment Advisory
                   Series                                 Average Net Assets                 and Management Fee
----------------------------------------------------------------------------------------------------------------
Money Market Series                          For the first $500 million                             .30%
                                             For assets over $500 million                           .25%
U.S. Government Securities Series            For the first $50 million                              .50%
                                             For assets over $50 million                            .45%
Diversified Income Series                    For the first $50 million                              .50%
                                             For assets over $50 million                            .45%
Global Bond Series                           For the first $100 million                             .75%
                                             For assets over $100 million                           .65%
High Yield Series                            For the first $250 million                             .50%
                                             For assets over $250 million                           .45%
Global Asset Allocation Series               For the first $100 million                             .90%
                                             For assets over $100 million                           .85%
Asset Allocation Series                      For the first $250 million                             .50%
                                             For assets over $250 million                           .45%
Value Series                                 For the first $100 million                             .70%
                                             For assets over $100 million                           .60%
Growth & Income Series                       For the first $100 million                             .70%
                                             For assets over $100 million                           .60%
S&P 500 Index Series                         For all assets                                         .40%
Blue Chip Stock Series                       For the first $100 million                             .90%
                                             For assets over $100 million                           .85%
International Stock Series                   For the first $100 million                             .85%
                                             For assets over $100 million                           .80%
Mid Cap Stock Series                         For the first $100 million                             .90%
                                             For the next $150 million                              .85%
                                             For assets over $250 million                           .80%
Small Cap Value Series                       For the first $50 million                              .90%
                                             For assets over $50 million                            .85%
Global Growth Series                         For the first $500 million                             .70%
                                             For assets over $500 million                           .60%
Large Cap Growth Series                      For the first $100 million                             .90%
                                             For the next $100 million                              .85%
                                             For assets over $200 million                           .80%
Growth Stock Series                          For the first $100 million                             .70%
                                             For assets over $100 million                           .60%
Aggressive Growth Series                     For the first $100 million                             .70%
                                             For assets over $100 million                           .60%

   The Global Bond Series, Global Asset Allocation Series, S&P 500 Index Series, Blue Chip Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series and Large Cap Growth Series have retained sub-advisers under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of each portfolio, subject to the general control of Advisers and the Board of Directors of the Fortis Series Fund, Inc. Pursuant to the sub-advisory agreements, each sub-adviser will regularly provide its respective portfolio with investment research, advice and supervision and furnish continuously an investment program for each portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

   From its advisory fee, Advisers pays the following fees to each of the sub-advisers:

                                                                                                     Annual
                                                                             Average Net            Advisory
                   Series                           Sub-Adviser                Assets                  Fee
----------------------------------------------------------------------------------------------------------------
Global Bond Series                           Mercury Asset Management For the first                   .35%
                                             International Ltd.       $100 million
                                                                      For assets over                 .225%
                                                                      $100
                                                                      million
Global Asset Allocation Series               Morgan Stanley Asset     For the first                   .50%
                                             Management Limited       $100 million
                                                                      For assets over                 .40%
                                                                      $100 million
S & P 500 Index Series                       The Dreyfus              For all levels                  .17%
                                             Corporation              of assets
Blue Chip Stock Series                       T. Rowe Price            For the first                   .50%
                                             Associate, Inc.          $100 million
                                                                      For assets over                 .45%
                                                                      $100 million
International Stock Series                   Lazard-Freres Asset      For the first $100              .45%
                                             Management               million
                                                                      For assets over                 .375%
                                                                      $100 million
Mid Cap Stock Series                         The Dreyfus Corporation  For the first                   .50%
                                                                      $100 million
                                                                      For the next                    .45%
                                                                      $150 million
                                                                      For assets over                 .40%
                                                                      $250 million
Small Cap Value Series                       Berger Associates        For the first                   .50%
                                                                      $50 million
                                                                      For assets over                 .45%
                                                                      $50 million
Large Cap Value Series                       Alliance Capital         For the first                   .50%
                                             Management L.P.          $100 million
                                                                      For the next                    .45%
                                                                      $100 million
                                                                      For assets over                 .40%
                                                                      $200 million

   For the six-month period ended June 30, 1999, legal fees and expenses were paid as follows to a law firm of which the secretary of the fund is a partner.

--------------------------------------------------------------------------------

Series                                           Amount
--------------------------------------------------------
Money Market Series..........................    $  797
U.S. Government Securities Series............     1,904
Diversified Income Series....................     1,498
Global Bond Series...........................       298
High Yield Series............................       850
Global Asset Allocation Series...............       744
Asset Allocation Series......................     6,751
Value Series.................................     1,903
Growth & Income Series.......................     5,996
S & P 500 Index Series.......................     6,110
Blue Chip Stock Series.......................     5,026
International Stock Series...................     1,225
Mid Cap Stock Series.........................       610
Small Cap Value Series.......................     1,520

Series                                           Amount
--------------------------------------------------------
Global Growth Series.........................    $4,711
Large Cap Growth Series......................     1,509
Growth Stock Series..........................     9,517
Aggressive Growth Series.....................     2,900

3. FORWARD FOREIGN CURRENCY CONTRACTS: At June 30, 1999, the Global Bond Series, Global Asset Allocation Series and International Stock Series entered into forward foreign currency exchange contracts that obligated the Series to deliver/receive currencies at a specified future date. The unrealized appreciation (depreciation) of $19,014, $140,228 and ($802) respectively, on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

GLOBAL BOND SERIES
-------------------------------------------------------------------------------------------------------------
                                          U.S. Dollar                            U.S. Dollar
                                          Value As Of                            Value As Of    Unrealized
                      Currency To            June            Currency To            June       Appreciation/
 Settle Date          Be Delivered          30,1999          Be Received           30,1999    (Depreciation)
-------------------------------------------------------------------------------------------------------------
Aug. 11, 1999          2,300,000          $1,522,320          1,520,806          $1,520,806      $ (1,514)
                   Australian Dollar                         U.S. Dollar
Aug. 11, 1999          5,400,000             753,017           756,833              756,833         3,816
                      Danish Krone                           U.S. Dollar
Aug. 11, 1999          1,050,000           1,086,086          1,094,268           1,094,268         8,182
                 European Monetary Unit                      U.S. Dollar
Aug. 11, 1999          44,855,640            373,068           373,283              373,283           215
                      Japanese Yen                           U.S. Dollar
Aug. 11, 1999           373,283              373,283           360,000              372,372          (911)
                      U.S. Dollar                       European Monetary Unit
Aug. 11, 1999          3,517,213           3,517,213         424,000,000          3,526,439         9,226
                      U.S. Dollar                            Japanese Yen
                                          -----------                            -----------  ---------------
                                          $7,624,987                             $7,644,001      $ 19,014
                                          -----------                            -----------  ---------------

GLOBAL ASSET ALLOCATION SERIES
-------------------------------------------------------------------------------------------------------------
                                          U.S. Dollar                            U.S. Dollar
                                          Value As Of                            Value As Of    Unrealized
                      Currency To            June            Currency To          June 30,     Appreciation/
 Settle Date          Be Delivered          30,1999          Be Received            1999      (Depreciation)
-------------------------------------------------------------------------------------------------------------
July. 1, 1999            20,167           $   20,167            12,779           $   20,144      $    (23)
                      U.S. Dollar                       British Pound Sterling
July 13, 1999           410,000              277,101           278,102              278,102         1,001
                    Canadian Dollar                          U.S. Dollar
July 14, 1999           100,000              157,630           161,380              161,380         3,750
                 British Pound Sterling                      U.S. Dollar
Aug. 17, 1999           550,000              364,057           367,400              367,400         3,343
                   Australian Dollar                         U.S. Dollar
Aug. 17, 1999          15,000,000            124,869           125,000              125,000           131
                      Japanese Yen                           U.S. Dollar
Sept. 14, 1999          919,155              919,155           870,000              902,297       (16,858)
                      U.S. Dollar                       European Monetary Unit
Oct. 12, 1999          2,800,000           2,910,396          3,059,280           3,059,280       148,884
                 European Monetary Unit                      U.S. Dollar
                                          -----------                            -----------  ---------------
                                          $4,773,375                             $4,913,603      $140,228
                                          -----------                            -----------  ---------------

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

INTERNATIONAL STOCK SERIES
-------------------------------------------------------------------------------------------------------------
                                          U.S. Dollar                            U.S. Dollar
                                          Value As Of                            Value As Of    Unrealized
                      Currency To            June            Currency To          June 30,     Appreciation/
 Settle Date          Be Delivered          30,1999          Be Received            1999      (Depreciation)
-------------------------------------------------------------------------------------------------------------
July 1, 1999            246,932           $  246,932          29,802,278         $ 246,218       $   (714)
                      U.S. Dollar                            Japanese Yen
July 1, 1999           9,439,295              77,985            78,211              78,211       $    226
                      Japanese Yen                           U.S. Dollar
July 2, 1999           20,027,282            165,460           165,146             165,146       $   (314)
                      Japanese Yen                           U.S. Dollar
                                          -----------                            -----------       ------
                                          $  490,377                             $ 489,575          $(802)
                                          -----------                            -----------       ------

4. NET ASSETS INCLUDE UNDISTRIBUTED (EXCESS OF DISTRIBUTIONS OVER) NET INVESTMENT INCOME OF:

                                                     1999             1998
------------------------------------------------------------------------------
Money Market Series..........................    $  5,251,922     $  3,352,487
U.S. Government Securities Series............      12,162,393        7,968,815
Diversified Income Series....................      10,947,051        7,229,293
Global Bond Series...........................         206,587         (146,800)
High Yield Series............................       9,554,327        6,362,602
Global Asset Allocation Series...............         709,783           (3,440)
Asset Allocation Series......................      20,956,657       13,723,599
Value Series.................................         488,999            9,431
Growth & Income Series.......................       9,508,498        7,013,204

                                                     1999             1998
------------------------------------------------------------------------------
S & P 500 Index Series.......................    $  1,504,617     $     20,905
Blue Chip Stock Series.......................         217,840            9,441
International Stock Series...................       1,451,014           96,265
Mid Cap Stock Series.........................           3,715                0
Small Cap Value Series.......................         168,282            1,290
Global Growth Series.........................         950,975          416,661
Large Cap Growth Series......................           2,921            1,268
Growth Stock Series..........................       1,022,960        1,520,916
Aggressive Growth Series.....................        (220,466)          74,969

5. SHARES OF CAPITAL STOCK SOLD AND REPURCHASED:

                                                                                 SHARES ISSUED
                                                                                AS A RESULT OF
                                                      SHARES SOLD            REINVESTED DIVIDENDS          SHARES REPURCHASED
                                               -------------------------   -------------------------   ---------------------------
                                                  1999          1998          1999          1998           1999           1998
----------------------------------------------------------------------------------------------------------------------------------
Money Market Series..........................    4,088,183     6,203,394            --       304,288     (3,356,379)    (4,707,744)
U.S. Government Securities Series............      797,603     3,084,204            --       829,215       (934,488)    (3,244,692)
Diversified Income Series....................      428,881     1,179,783            --       625,983       (738,407)      (917,054)
Global Bond Series...........................      402,791       582,919            --        93,157       (150,966)      (486,376)
High Yield Series............................      613,934     1,889,093            --       601,517       (553,667)      (824,528)
Global Asset Allocation Series...............      348,295       860,431            --       339,980       (275,338)      (326,285)
Asset Allocation Series......................    1,106,253     2,347,101            --        57,611     (1,148,514)    (1,622,808)
Value Series.................................      330,183     2,434,382            --       140,390       (368,947)      (583,157)
Growth & Income Series.......................      328,997     2,447,766            --         4,707       (844,831)      (771,120)
S & P 500 Index Series.......................    4,223,359     7,384,185            --       202,574       (853,384)    (1,501,912)
Blue Chip Stock Series.......................    2,236,326     4,546,998            --       166,373       (103,209)      (202,065)
International Stock Series...................      781,830     1,774,205            --       491,607       (479,844)    (1,073,722)
Mid Cap Stock Series.........................      582,849     1,377,131            --         2,414        (52,152)       (31,004)
Small Cap Value Series.......................      996,669     1,822,903            --        24,650        (75,973)       (69,121)
Global Growth Series.........................      214,540       640,974            --        19,957     (1,736,298)    (2,496,326)
Large Cap Growth Series......................    2,114,775     1,618,613            --           413        (48,385)       (31,517)
Growth Stock Series..........................      200,897       576,663            --     1,100,557     (1,411,472)    (2,423,501)
Aggressive Growth Series.....................      451,344     1,147,537            --        20,203       (559,013)    (1,059,209)


                                               NET INCREASE (DECREASE) OF
                                                         SHARES
                                               ---------------------------
                                                   1999           1998
---------------------------------------------
Money Market Series..........................       731,804      1,799,938
U.S. Government Securities Series............      (136,885)       668,727
Diversified Income Series....................      (309,526)       888,712
Global Bond Series...........................       251,825        189,700
High Yield Series............................        60,267      1,666,082
Global Asset Allocation Series...............        72,957        874,126
Asset Allocation Series......................       (42,261)       781,904
Value Series.................................       (38,764)     1,991,615
Growth & Income Series.......................      (515,834)     1,681,353
S & P 500 Index Series.......................     3,369,975      6,084,847
Blue Chip Stock Series.......................     2,133,117      4,511,306
International Stock Series...................       301,986      1,192,090
Mid Cap Stock Series.........................       530,697      1,348,541
Small Cap Value Series.......................       920,696      1,778,432
Global Growth Series.........................    (1,521,758)    (1,835,395)
Large Cap Growth Series......................     2,066,390      1,587,509
Growth Stock Series..........................    (1,210,575)      (746,281)
Aggressive Growth Series.....................      (107,669)       108,531

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Series was as follows:

                                                                 Year Ended December 31,
                                           --------------------------------------------------------------------
MONEY MARKET SERIES                         1999**       1998        1997        1996        1995        1994
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  11.06    $  11.03    $  10.94    $  10.83    $  10.63    $  10.23
                                           --------    --------    --------    --------    --------    --------
Operations:
  Investment income - net...............        .26         .57         .58         .57         .60         .41
  Net realized and unrealized gain
    (loss) on investments...............         --          --          --          --          --        (.01)
                                           --------    --------    --------    --------    --------    --------
Total from operations...................        .26         .57         .58         .57         .60         .40
                                           --------    --------    --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........         --        (.54)       (.49)       (.46)       (.40)         --
                                           --------    --------    --------    --------    --------    --------
Net asset value, end of period..........   $  11.32    $  11.06    $  11.03    $  10.94    $  10.83    $  10.63
                                           --------    --------    --------    --------    --------    --------
Total return @..........................       2.31%       5.32%       5.34%       5.17%       5.71%       3.92%
Net assets end of period (000s
  omitted)..............................   $ 87,158    $ 77,097    $ 57,009    $ 61,906    $ 41,807    $ 44,833
Ratio of expenses to average daily net
  assets................................        .34%*       .35%        .38%        .38%        .40%        .40%
Ratio of net investment income to
  average daily net assets..............       4.60%*      5.18%       5.19%       5.14%       5.44%       3.96%

*      Annualized.
**     For the six-month period ended June 30, 1999.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                                    Year Ended December 31,
                                           --------------------------------------------------------------------------
U.S. GOVERNMENT SERIES                      1999**        1998         1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   10.93    $   10.68    $   10.57    $   11.16    $    9.40    $   10.94
                                           ---------    ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .31          .60          .80          .67          .70          .71
  Net realized and unrealized gain
    (loss) on investments...............        (.55)         .34          .12         (.51)        1.06        (1.54)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total from operations...................        (.24)         .94          .92          .16         1.76         (.83)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........          --         (.69)        (.81)        (.75)          --         (.71)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period..........   $   10.69    $   10.93    $   10.68    $   10.57    $   11.16    $    9.40
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total return @..........................       (2.15%)       8.87%        9.08%        2.21%       18.78%       (6.44%)
Net assets end of period (000s
  omitted)..............................   $ 147,923    $ 152,672    $ 142,070    $ 161,678    $ 182,687    $ 172,656
Ratio of expenses to average daily net
  assets................................         .52%*        .51%         .54%         .53%         .53%         .53%
Ratio of net investment income to
  average daily net assets..............        5.59%*       5.53%        6.03%        6.17%        6.78%        6.87%
Portfolio turnover rate.................          38%         114%         148%         176%         115%         187%

*      Annualized.
**     For the six-month period ended June 30, 1999.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):
                                                                    Year Ended December 31,
                                           -------------------------------------------------------------------------
DIVERSIFIED INCOME SERIES                   1999**        1998         1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   11.91    $   11.98    $   11.70    $   12.20    $   10.40    $  11.93
                                           ---------    ---------    ---------    ---------    ---------    --------
Operations:
  Investment income - net...............         .42          .73          .91          .82          .88         .87
  Net realized and unrealized gain
    (loss) on investments...............        (.63)         .01          .26         (.40)         .92       (1.53)
                                           ---------    ---------    ---------    ---------    ---------    --------
Total from operations...................        (.21)         .74         1.17          .42         1.80        (.66)
                                           ---------    ---------    ---------    ---------    ---------    --------
Distributions to shareholders:
  From investment income - net..........          --         (.81)        (.89)        (.91)          --        (.87)
  Excess distributions of net realized
    gains...............................          --           --           --         (.01)          --          --
                                           ---------    ---------    ---------    ---------    ---------    --------
Total distributions to shareholders.....          --         (.81)        (.89)        (.92)          --        (.87)
                                           ---------    ---------    ---------    ---------    ---------    --------
Net asset value, end of period..........   $   11.70    $   11.91    $   11.98    $   11.70    $   12.20    $  10.40
                                           ---------    ---------    ---------    ---------    ---------    --------
Total return @..........................       (1.83%)       6.31%       10.44%        4.15%       17.26%      (5.22%)
Net assets end of period (000s
  omitted)..............................   $ 109,451    $ 115,182    $ 105,200    $ 105,831    $ 109,120    $ 98,314
Ratio of expenses to average daily net
  assets................................         .53%*        .52%         .55%         .55%         .55%        .55%
Ratio of net investment income to
  average daily net assets..............        6.58%*       6.56%        7.11%        6.86%        7.78%       7.59%
Portfolio turnover rate.................          43%          96%         166%         171%         139%        142%

*      Annualized.
**     For the six-month period ended June 30, 1999.
@ These are the Fund's total return during the period, including reinvestment of all dividend and capital gains distributions.

                                                           Year Ended December 31,
                                           --------------------------------------------------------
GLOBAL BOND SERIES                          1999**       1998        1997        1996       1995+
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  11.56    $  10.65    $  11.11    $  11.30    $  10.00
                                           --------    --------    --------    --------    --------
Operations:
  Investment income - net...............        .16         .30         .46         .57         .54
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............      (1.16)       1.13        (.45)       (.13)       1.52
                                           --------    --------    --------    --------    --------
Total from operations...................      (1.00)       1.43         .01         .44        2.06
                                           --------    --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........         --        (.19)       (.37)       (.43)       (.54)
  From net realized gains on investments
    and foreign currency transactions...         --        (.33)       (.10)       (.20)       (.22)
                                           --------    --------    --------    --------    --------
Total distributions to shareholders.....         --        (.52)       (.47)       (.63)       (.76)
                                           --------    --------    --------    --------    --------
Net asset value, end of period..........   $  10.56    $  11.56    $  10.65    $  11.11    $  11.30
                                           --------    --------    --------    --------    --------
Total return @..........................      (8.69%)     13.49%        .14%       3.32%      19.14%
Net assets end of period (000s
  omitted)..............................   $ 25,173    $ 24,659    $ 20,692    $ 20,228    $ 13,187
Ratio of expenses to average daily net
  assets................................        .89%*       .88%       1.10%       1.02%       1.28%*
Ratio of net investment income to
  average daily net assets..............       3.80%*      4.19%       4.41%       5.07%       5.01%*
Portfolio turnover rate.................        100%        190%        168%        129%        184%

*      Annualized.
**     For the six-month period ended June 30, 1999.
+ For the period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolios total return during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):
                                                                 Year Ended December 31,
                                           --------------------------------------------------------------------
HIGH YIELD SERIES                           1999**       1998        1997        1996        1995       1994+
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   9.91    $  10.77    $   9.83    $   9.74    $   9.47    $  10.00
                                           --------    --------    --------    --------    --------    --------
Operations:
  Investment income - net...............        .43         .75         .96        1.04        1.15         .71
  Net realized and unrealized gain
    (loss) on investments...............       (.47)       (.71)         --         .13         .30        (.53)
                                           --------    --------    --------    --------    --------    --------
Total from operations...................       (.04)        .04         .96        1.17        1.45         .18
                                           --------    --------    --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........         --        (.83)       (.02)      (1.03)      (1.14)       (.71)
  From net realized gains on
    investments.........................         --        (.07)         --          --          --          --
  Excess distributions of net realized
    gains...............................         --          --          --        (.05)       (.04)         --
                                           --------    --------    --------    --------    --------    --------
Total distributions to shareholders.....         --        (.90)       (.02)      (1.08)      (1.18)       (.71)
                                           --------    --------    --------    --------    --------    --------
Net asset value, end of period..........   $   9.87    $   9.91    $  10.77    $   9.83    $   9.74    $   9.47
                                           --------    --------    --------    --------    --------    --------
Total return @..........................       (.32%)       .62%       9.76%      10.52%      12.73%       (.75%)
Net assets end of period (000s
  omitted)..............................   $ 71,353    $ 70,983    $ 59,228    $ 42,578    $ 28,129    $ 13,706
Ratio of expenses to average daily net
  assets................................        .56%*       .56%        .62%        .63%        .63%        .75%*
Ratio of net investment income to
  average daily net assets..............       8.79%*      9.39%      10.31%      10.22%      11.30%      10.44%*
Portfolio turnover rate.................         28%        120%        353%        235%        130%         20%

*      Annualized.
**     Six-month period ended June 30, 1999.
+ For the Period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolios total return during the period, including reinvestment of all dividend and capital gains distributions.

                                                           Year Ended December 31,
                                           --------------------------------------------------------
GLOBAL ASSET ALLOCATION SERIES              1999**       1998        1997        1996       1995+
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  14.32    $  13.29    $  12.34    $  11.42    $  10.00
                                           --------    --------    --------    --------    --------
Operations:
  Investment income - net...............        .15         .28         .28         .36         .35
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............       (.31)       1.81        1.39        1.19        1.55
                                           --------    --------    --------    --------    --------
Total from operations...................       (.16)       2.09        1.67        1.55        1.90
                                           --------    --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........         --        (.31)       (.26)       (.38)       (.34)
  From net realized gains on investments
    and foreign currency transactions...         --        (.75)       (.46)       (.25)       (.14)
                                           --------    --------    --------    --------    --------
Total distributions to shareholders.....         --       (1.06)       (.72)       (.63)       (.48)
                                           --------    --------    --------    --------    --------
Net asset value, end of period..........   $  14.16    $  14.32    $  13.29    $  12.34    $  11.42
                                           --------    --------    --------    --------    --------
Total return @..........................      (1.11%)     17.27%      13.51%      12.72%      17.47%
Net assets end of period (000s
  omitted)..............................   $ 69,350    $ 69,086    $ 52,482    $ 37,307    $ 20,080
Ratio of expenses to average daily net
  assets................................       1.00%*      1.01%       1.16%       1.20%       1.28%*
Ratio of net investment income to
  average daily net assets..............       2.64%*      2.13%       2.42%       3.01%       3.26%*
Portfolio turnover rate.................         26%         69%         51%         46%         44%

*      Annualized.
**     For the six-month period ended June 30, 1999.
+ For the Period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the Fund's total return during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):
                                                                    Year Ended December 31,
                                           --------------------------------------------------------------------------
ASSET ALLOCATION SERIES                     1999**        1998         1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   21.09    $   17.62    $   16.99    $   15.90    $   13.56    $   14.14
                                           ---------    ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .26          .49          .59          .61          .65          .56
  Net realized and unrealized gain
    (loss) on investments...............         .90         3.02         2.82         1.38         2.35         (.58)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total from operations...................        1.16         3.51         3.41         1.99         3.00         (.02)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........          --         (.01)        (.59)        (.61)        (.64)        (.56)
  From net realized gains on
    investments.........................          --         (.03)       (2.19)        (.28)        (.02)          --
  Excess distributions of net realized
    gains...............................          --           --           --         (.01)          --           --
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total distributions to shareholders.....          --         (.04)       (2.78)        (.90)        (.66)        (.56)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period..........   $   22.25    $   21.09    $   17.62    $   16.99    $   15.90    $   13.56
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total return @..........................        5.49%       19.97%       20.24%       12.50%       21.97%        (.31%)
Net assets end of period (000s
  omitted)..............................   $ 625,510    $ 593,878    $ 482,280    $ 397,712    $ 341,511    $ 260,593
Ratio of expenses to average daily net
  assets................................         .51%*        .51%         .53%         .54%         .55%         .56%
Ratio of net investment income to
  average daily net assets..............        2.40%*       2.64%        3.16%        3.66%        4.25%        4.05%
Portfolio turnover rate.................          87%         114%         113%         115%          98%          73%

*      Annualized.
**     For the six-month period ended June 30, 1999.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                     Year Ended December 31,
                                           --------------------------------------------
VALUE SERIES                                1999**       1998        1997       1996+
---------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  14.38    $  13.42    $  11.38    $  10.27
                                           --------    --------    --------    --------
Operations:
  Investment income - net...............        .08         .16         .12         .14
  Net realized and unrealized gain on
    investments.........................       1.43        1.13        2.75        1.10
                                           --------    --------    --------    --------
Total from operations...................       1.51        1.29        2.87        1.24
                                           --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........         --        (.16)       (.13)       (.13)
  From net realized gains on
    investments.........................         --        (.17)       (.70)         --
                                           --------    --------    --------    --------
Total distributions to shareholders.....         --        (.33)       (.83)       (.13)
                                           --------    --------    --------    --------
Net asset value, end of period..........   $  15.89    $  14.38    $  13.42    $  11.38
                                           --------    --------    --------    --------
Total return @..........................      10.52%       9.64%      25.24%      11.49%
Net assets end of period (000s
  omitted)..............................   $ 96,201    $ 87,604    $ 55,058    $ 13,951
Ratio of expenses to average daily net
  assets................................        .76%*       .76%        .83%        .87%*
Ratio of net investment income to
  average daily net assets..............       1.07%*      1.26%       1.41%       1.72%*
Portfolio turnover rate.................        117%        332%        121%         36%

*      Annualized
**     For the six-month period ended June 30, 1999.
+ For the period May 1, 1996 (commencement of operations) to December 31, 1996. The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total return during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):
                                                                   Year Ended December 31,
                                           ------------------------------------------------------------------------
GROWTH & INCOME SERIES                      1999**        1998         1997         1996         1995       1994+
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   21.23    $   18.76    $   15.16    $   12.83    $  10.07    $  10.00
                                           ---------    ---------    ---------    ---------    --------    --------
Operations:
  Investment income - net...............         .19          .48          .40          .34         .33         .21
  Net realized and unrealized gain on
    investments.........................        1.46         2.00         3.80         2.54        2.76         .07
                                           ---------    ---------    ---------    ---------    --------    --------
Total from operations...................        1.65         2.48         4.20         2.88        3.09         .28
                                           ---------    ---------    ---------    ---------    --------    --------
Distributions to shareholders:
  From investment income - net..........          --           --         (.39)        (.34)       (.33)       (.21)
  From net realized gains on
    investments.........................          --         (.01)        (.21)        (.21)         --          --
                                           ---------    ---------    ---------    ---------    --------    --------
Total distributions to shareholders.....          --         (.01)        (.60)        (.55)       (.33)       (.21)
                                           ---------    ---------    ---------    ---------    --------    --------
Net asset value, end of period..........   $   22.88    $   21.23    $   18.76    $   15.16    $  12.83    $  10.07
                                           ---------    ---------    ---------    ---------    --------    --------
Total return @..........................        7.81%       13.21%       27.69%       21.51%      29.70%       1.74%
Net assets end of period (000s
  omitted)..............................   $ 325,568    $ 312,939    $ 244,970    $ 134,932    $ 59,533    $ 16,276
Ratio of expenses to average daily net
  assets................................         .68%*        .67%         .70%         .76%        .80%        .86%*
Ratio of net investment income to
  average daily net assets..............        1.59%*       2.45%        2.63%        2.38%       2.86%       3.12%*
Portfolio turnover rate.................          39%          30%          11%          20%         17%          2%

*      Annualized.
**     For the six-month period ended June 30, 1999.
+ For the period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolios total return during the period, including reinvestment of all dividend and capital gains distributions.

                                                       Year Ended December 31,
                                           -----------------------------------------------
S&P 500 SERIES                              1999**        1998         1997        1996+
------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   18.83    $   14.93    $   11.47    $  10.09
                                           ---------    ---------    ---------    --------
Operations:
  Investment income - net...............         .09          .16          .12         .10
  Net realized and unrealized gain on
    investments.........................        2.18         4.03         3.58        1.37
                                           ---------    ---------    ---------    --------
Total from operations...................        2.27         4.19         3.70        1.47
                                           ---------    ---------    ---------    --------
Distributions to shareholders:
  From investment income - net..........          --         (.16)        (.12)       (.09)
  From net realized gains on
    investments.........................          --         (.13)        (.12)         --
                                           ---------    ---------    ---------    --------
Total distributions to shareholders.....          --         (.29)        (.24)       (.09)
                                           ---------    ---------    ---------    --------
Net asset value, end of period..........   $   21.10    $   18.83    $   14.93    $  11.47
                                           ---------    ---------    ---------    --------
Total return @..........................       12.04%       28.11%       32.32%      14.29%
Net assets end of period (000s
  omitted)..............................   $ 354,373    $ 252,832    $ 109,572    $ 21,979
Ratio of expenses to average daily net
  assets................................         .46%*        .46%         .51%        .79%*
Ratio of net investment income to
  average daily net assets..............         .99%*       1.17%        1.41%       1.47%*
Portfolio turnover rate.................           1%           3%           5%          6%

*      Annualized.
**     For the six-month period ended June 30, 1999.
+ For the period May 1, 1996 (commencement of operations) to December 31, 1996. The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during that period.
@ These are the Fund's total return during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):
                                                      Year Ended December 31,
                                           ----------------------------------------------
BLUE CHIP STOCK SERIES                      1999**        1998         1997       1996+
-----------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   18.58    $   14.76    $  11.67    $  10.07
                                           ---------    ---------    --------    --------
Operations:
  Investment income - net...............         .02          .05         .07         .07
  Net realized and unrealized gain on
    investments and foreign currency
    transactions........................        1.80         4.09        3.08        1.60
                                           ---------    ---------    --------    --------
Total from operations...................        1.82         4.14        3.15        1.67
                                           ---------    ---------    --------    --------
Distributions to shareholders:
  From investment income - net..........          --         (.06)       (.06)       (.07)
  From net realized gains on investments
    and foreign currency transactions...          --         (.26)         --          --
                                           ---------    ---------    --------    --------
Total distributions to shareholders.....          --         (.32)       (.06)       (.07)
                                           ---------    ---------    --------    --------
Net asset value, end of period..........   $   20.40    $   18.58    $  14.76    $  11.67
                                           ---------    ---------    --------    --------
Total return @..........................        9.80%       28.07%      27.00%      16.24%
Net assets end of period (000s
  omitted)..............................   $ 244,352    $ 182,921    $ 78,729    $ 17,606
Ratio of expenses to average daily net
  assets................................         .92%*        .94%       1.02%       1.13%*
Ratio of net investment income to
  average daily net assets..............         .20%*        .41%        .75%        .82%*
Portfolio turnover rate.................          20%          34%         24%         17%

*      Annualized.
**     For the six-month period ended June 30, 1999.
+ For the Period May 1, 1996 (commencement of operations) to December 31, 1996. The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered durning that period.
@ These are the Portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                            Year Ended December 31,
                                           ----------------------------------------------------------
INTERNATIONAL STOCK SERIES                  1999**        1998         1997        1996       1995+
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   14.48    $   13.36    $  12.44    $  11.27    $  10.00
                                           ---------    ---------    --------    --------    --------
Operations:
  Investment income - net...............         .18          .15         .13         .20         .14
  Net realized and unrealized gain on
    investments and foreign currency
    transactions........................         .63         2.03        1.35        1.48        1.38
                                           ---------    ---------    --------    --------    --------
Total from operations...................         .81         2.18        1.48        1.68        1.52
                                           ---------    ---------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........          --         (.26)       (.15)       (.21)       (.09)
  From net realized gains on investments
    and foreign currency transactions...          --         (.80)       (.41)       (.30)       (.16)
                                           ---------    ---------    --------    --------    --------
Total distributions to shareholders.....          --        (1.06)       (.56)       (.51)       (.25)
                                           ---------    ---------    --------    --------    --------
Net asset value, end of period..........   $   15.29    $   14.48    $  13.36    $  12.44    $  11.27
                                           ---------    ---------    --------    --------    --------
Total return @..........................        5.54%       16.47%      11.99%      14.02%      14.35%
Net assets end of period (000s
  omitted)..............................   $ 113,386    $ 103,056    $ 79,142    $ 52,331    $ 21,327
Ratio of expenses to average daily net
  assets................................         .94%*        .94%       1.08%       1.15%       1.14%*
Ratio of net investment income to
  average daily net assets..............        2.61%*       1.20%       1.10%       1.71%       1.41%*
Portfolio turnover rate.................          12%          44%         30%         27%         39%

*      Annualized.
**     For the six-month period ended June 30, 1999.
+ For the period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the Portfolio's total return during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

MID CAP STOCK SERIES                        1999**      1998+
---------------------------------------------------------------
Net asset value, beginning of period....   $   9.64    $   9.94
                                           --------    --------
Operations:
  Investment income - net...............         --         .02
  Net realized and unrealized gain
    (loss) on investments...............        .39        (.30)
                                           --------    --------
Total from operations...................        .39        (.28)
                                           --------    --------
Distributions to shareholders:
  From investment income - net..........         --        (.02)
                                           --------    --------
Net asset value, end of period..........   $  10.03    $   9.64
                                           --------    --------
Total return @..........................       4.11%      (2.89%)
Net assets end of period (000s
  omitted)..............................   $ 18,854    $ 12,995
Ratio of expenses to average daily net
  assets................................       1.23%*      1.25%*(a)
Ratio of net investment income to
  average daily net assets..............        .05%*       .19%*(a)
Portfolio turnover rate.................         34%         66%

*      Annualized.
**     For the six-month period ended June 30, 1999.
+ For the period May 1, 1998 (commencement of operations) to December 31, 1998. The portfolio's inception was March 25, 1998, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from from March 25, 1998, through May 1, 1998, as the portfolio's shares were not registered during that period.
@ These are the portfolios total return during the period, including reinvestment of all dividend and capital gains distributions.
(a) Advisers has voluntarily undertaken to limit annual expenses for Mid Cap Growth Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.40% and .04%, respectively.

SMALL CAP VALUE SERIES                      1999**      1998+
---------------------------------------------------------------
Net asset value, beginning of period....   $   9.28    $   9.96
                                           --------    --------
Operations:
  Investment income - net...............        .06         .07
  Net realized and unrealized gain
    (loss) on investments...............       1.45        (.62)
                                           --------    --------
Total from operations...................       1.51        (.55)
                                           --------    --------
Distributions to shareholders:
  From investment income - net..........         --        (.07)
  From net realized gains on
    investments.........................         --        (.06)
                                           --------    --------
Total distributions to shareholders.....         --        (.13)
                                           --------    --------
Net asset value, end of period..........   $  10.79    $   9.28
                                           --------    --------
Total return @..........................      16.30%      (5.48%)
Net assets end of period (000s
  omitted)..............................   $ 29,130    $ 16,503
Ratio of expenses to average daily net
  assets................................       1.06%*      1.24%*
Ratio of net investment income to
  average daily net assets..............       1.58%*      1.56%*
Portfolio turnover rate.................         51%         57%

*      Annualized.
**     For the six-month period ended June 30, 1999.
+ For the period May 1, 1998 (commencement of operations) to December 31, 1998. The portfolio's inception was March 25, 1998, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998, through May 1, 1998, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):
                                                                    Year Ended December 31,
                                           --------------------------------------------------------------------------
GLOBAL GROWTH SERIES                        1999**        1998         1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   22.57    $   20.29    $   19.00    $   15.97    $   12.31    $   12.77
                                           ---------    ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .04          .03          .02          .03          .09          .10
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............        2.29         2.27         1.27         3.03         3.66         (.46)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total from operations...................        2.33         2.30         1.29         3.06         3.75         (.36)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........          --         (.02)          --         (.03)        (.09)        (.10)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period..........   $   24.90    $   22.57    $   20.29    $   19.00    $   15.97    $   12.31
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total return @..........................       10.35%       11.36%        6.82%       19.10%       30.49%       (2.98%)
Net assets end of period (000s
  omitted)..............................   $ 349,957    $ 351,476    $ 353,255    $ 319,831    $ 207,913    $ 144,647
Ratio of expenses to average daily net
  assets................................         .76%*        .75%         .79%         .79%         .80%         .81%
Ratio of net investment income to
  average daily net assets..............         .32%*        .12%         .12%         .15%         .64%         .82%
Portfolio turnover rate.................          26%          32%          35%          14%          29%          20%

*      Annualized.
**     For the six-month period ended June 30, 1999.
@ These are the Portfolios total return during the period, including reinvestment of all dividend and capital gains distributions.

LARGE CAP GROWTH SERIES                     1999**      1998+
---------------------------------------------------------------
Net asset value, beginning of period....   $  12.04    $  10.16
                                           --------    --------
Operations:
  Investment income - net...............         --          --
  Net realized and unrealized gain on
    investments.........................       1.74        1.88
                                           --------    --------
Net asset value, end of period..........   $  13.78    $  12.04
                                           --------    --------
Total return @..........................      14.42%      18.61%
Net assets end of period (000s
  omitted)..............................   $ 50,356    $ 19,121
Ratio of expenses to average daily net
  assets................................        .98%*      1.25%*(a)
Ratio of net investment income to
  average daily net assets..............        .01%*       .03%*(a)
Portfolio turnover rate.................         29%         36%

*      Annualized.
**     Six-month period ended June 30, 1999.
@ These are the portfolios total return during the period, including reinvestment of all dividend and capital gains distributions.
+ For the Period May 1, 1998 (commencement of operations) to December 31, 1998. The portfolio's inception was March 25, 1998, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998, through May 1, 1998, as the portfolio's shares were not registered during that period.
(a) Advisers has voluntarily undertaken to limit annual expenses for Large Cap Growth Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.27% and .01%, respectively.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):
                                                                    Year Ended December 31,
                                           --------------------------------------------------------------------------
GROWTH STOCK SERIES                         1999**        1998         1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   41.09    $   36.64    $   32.59    $   28.09    $   22.11    $   22.92
                                           ---------    ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income (loss) - net........        (.02)         .09          .12          .12          .13          .18
  Net realized and unrealized gain
    (loss) on investments...............        2.16         6.40         3.93         4.50         5.98         (.81)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total from operations...................        2.14         6.49         4.05         4.62         6.11         (.63)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........          --         (.13)          --         (.12)        (.13)        (.18)
  From net realized gains on
    investments.........................          --        (1.91)          --           --           --           --
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total distributions to shareholders.....          --        (2.04)          --         (.12)        (.13)        (.18)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period..........   $   43.23    $   41.09    $   36.64    $   32.59    $   28.09    $   22.11
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total return @..........................        5.21%       19.01%       12.42%       16.41%       27.66%       (2.82%)
Net assets end of period (000s
  omitted)..............................   $ 749,733    $ 762,354    $ 707,155    $ 661,217    $ 530,945    $ 377,483
Ratio of expenses to average daily net
  assets................................         .66%*        .65%         .66%         .67%         .67%         .68%
Ratio of net investment income (loss) to
  average daily net assets..............        (.14%)*       .21%         .33%         .39%         .51%         .81%
Portfolio turnover rate.................          91%         106%          19%          30%          20%          19%

*      Annualized.
**     For the six-month period ended June 30, 1999.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                                   Year Ended December 31,
                                           -----------------------------------------------------------------------
AGGRESSIVE GROWTH SERIES                    1999**        1998         1997         1996        1995       1994+
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   16.70    $   13.81    $   13.62    $  12.68    $   9.80    $  10.03
                                           ---------    ---------    ---------    --------    --------    --------
Operations:
  Investment income (loss) - net........        (.03)         .01          .03         .03         .07         .08
  Net realized and unrealized gain
    (loss) on investments...............        3.34         2.91          .16         .94        2.88        (.23)
                                           ---------    ---------    ---------    --------    --------    --------
Total from operations...................        3.31         2.92          .19         .97        2.95        (.15)
                                           ---------    ---------    ---------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........          --         (.03)          --        (.03)       (.07)       (.08)
                                           ---------    ---------    ---------    --------    --------    --------
Net asset value, end of period..........   $   20.01    $   16.70    $   13.81    $  13.62    $  12.68    $   9.80
                                           ---------    ---------    ---------    --------    --------    --------
Total return @..........................       19.80%       21.17%        1.43%       7.64%      29.89%      (1.89%)
Net assets end of period (000s
  omitted)..............................   $ 177,384    $ 149,860    $ 122,455    $ 96,931    $ 46,943    $ 13,526
Ratio of expenses to average daily net
  assets................................         .73%*        .72%         .76%        .78%        .81%        .88%*
Ratio of net investment income (loss) to
  average daily net assets..............        (.39%)*       .06%         .24%        .22%        .58%       1.24%*
Portfolio turnover rate.................         139%         135%          25%         22%         21%          5%

*      Annualized.
**     For the six-month period ended June 30, 1999.
+ For the period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           PRESIDENT - FORTIS FINANCIAL GROUP,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           SENIOR VICE PRESIDENT, FORTIS
                                           INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC., FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY 1995, VICE
                                           PRESIDENT AND TREASURER, JOSTENS,
                                           INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       U.S. Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD RANGE OF                                   TAX-FREE NATIONAL
SECURITIES                                         PORTFOLIO
                                                   TAX-FREE MINNESOTA
                                                   PORTFOLIO
                                                   STRATEGIC INCOME FUND
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   INTERNATIONAL EQUITY
                                                   PORTFOLIO
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO
FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                       Empower Variable            DIVERSIFIED INCOME
                       Annuity                     SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD
LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED       Insurance                   U.S. GOVERNMENT
INVESTMENT                                         SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

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

[LOGO]
FORTIS
SOLID PARTNERS, FLEXIBLE SOLUTIONS-SM-

FORTIS MEANS STEADFAST

Fortis means "steadfast" in Latin. The worldwide Fortis family of companies lives up to the name, and has each day since the 1800s, with flexible solutions tailored to our customers' individual needs. We deliver the stability you require today.. and tomorrow. You can count on it.

Fortis Financial Group offers annuities, life insurance and mutual funds through its broker/dealer Fortis Investors, Inc. We're part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations throughout the United States.

Fortis, Inc. is part of the international Fortis group, which operates in the fields of insurance, banking and investments. Fortis' listed companies are Fortis (B) of Belgium and Fortis (NL) of the Netherlands.

Fortis: steadfast for YOU!

FORTIS FINANCIAL GROUP
Fund Management offered
through Fortis Advisors, Inc.
since 1949

Securities offered through Fortis
Investors, Inc., member NASD, SIPC

Insurance products offered
through Fortis Benefits
Insurance Company &
Fortis Insurance Company

P.O. Box 64284, St. Paul, MN 55164-0284
Telephone (800) 800-2000
http://www.ffg.us.fortis.com


FORTIS FINANCIAL GROUP                                            Bulk Rate
P.O. Box 64284                                                   U.S. Postage
St. Paul, MN 55164-0284                                              PAID
                                                                Permit No. 3794
                                                                Minneapolis, MN

Fortis Series Fund, Inc.

[LOGO] Printed on recycled paper with
       40 percent preconsumer waste and 10 percent post consumer waste. Please recycle.


The Fortis brandmark and Fortis-registered trademark- are servicemarks of Fortis (B) and Fortis (NL).


59475 -C-Fortis 7/99